THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES

SUPPLEMENT DATED MAY 1, 1999 TO
PROSPECTUSES DATED MAY 1, 1999
FOR INCENTIVE LIFE AND INCENTIVE LIFE PLUS
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This supplement modifies certain information in the prospectuses dated May 1, 1999 for Incentive Life and Incentive Life Plus, flexible premium variable life insurance policies issued by Equitable Life.

Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your Incentive Life or Incentive Life Plus policy that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period (the "Endorsement").

Under our current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different insured person;
o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;
o    the policies must have an average face amount of at least $500,000;
o the initial premium under each of the policies must be remitted to Equitable Life by the employer; and
o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employers' earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:

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                                 PERCENT OF
     SURRENDER                   PREMIUM                 PERCENT OF
     IN                          DEDUCTION               SURRENDER
     POLICY YEAR                 REFUNDED                CHARGES WAIVED
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      1                             100%                    100%
      2                             67%                     80%
      3                             33%                     60%
      4                             0%                      40%
      5                             0%                      20%
      6 and later                   0%                      0%
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For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund

o 67% of the charges that had been deducted from premiums (i.e., the "premium charge" in the case of Incentive Life and the sales charge and charge for taxes in the case of Incentive Life Plus);

     and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender (which, in the case of Incentive Life Plus, includes both the premium surrender charges and the administrative surrender charge).

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.

We will not approve Face Amount increases while the Endorsement is in effect.


EVM141

The Equitable Life Assurance Society
of the United States

SUPPLEMENT DATED MAY 1, 1999 TO
PROSPECTUS DATED MAY 1, 1999 FOR
INCENTIVE LIFE PLUS VARIABLE
LIFE INSURANCE POLICIES

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This supplement modifies certain information in the prospectus dated May 1, 1999 for the Incentive Life Plus flexible premium variable life insurance policies issued by Equitable Life.

Subject to the conditions discussed below, Equitable Life will offer an Endorsement to your Incentive Life Plus policy that will refund or waive all or a portion of certain policy charges if the policy is surrendered for its net cash surrender value within a limited time period (the "Endorsement").

Under our current rules, the Endorsement will be offered where the following conditions are met:

o a minimum of five policies are issued, each on the life of a different insured person;

o the persons proposed to be insured are deemed by us to be "highly compensated" individuals;

o    the policies must have an average face amount of at least $500,000;

o the initial premium under each of the policies must be remitted to Equitable Life by the employer; and

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000.

The Endorsement reduces the difference between the premiums paid for the policy and the amount we will pay you if the policy is surrendered in its early years. This, in turn, is expected to reduce any charge against the employers' earnings when the employer accounts for the policy under generally accepted accounting principles (GAAP). Policyowners must rely on the advice of their own accountants, however, to determine how the purchase of a policy, as modified by the Endorsement, will affect their GAAP financial statements.

The Endorsement works by refunding all or a portion of the deductions from premiums and waiving all or a portion of the surrender charges, if the policy is surrendered in its early years. The percentage of charges refunded or waived under the Endorsement are as follows:

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                            PERCENT OF
                            PREMIUM                PERCENT OF
      SURRENDER IN          DEDUCTION              SURRENDER
      POLICY YEAR           REFUNDED               CHARGES WAIVED
--------------------------------------------------------------------------------
      1                       100%                      100%
      2                        67%                       80%
      3                        33%                       60%
      4                         0%                       40%
      5                         0%                       20%
      6 and later               0%                        0%
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For example, if a policy subject to the Endorsement were surrendered in its second policy year, we would refund

o 67% of the charges that had been deducted from premiums (i.e., the sales charge and charge for taxes)

     and

o 80% of the amount of surrender charges that we otherwise would have imposed for the surrender (which includes both the premium surrender charges and the administrative surrender charge).

Once the Endorsement terminates at the end of the fifth policy year, however, there will be no refund of prior deductions from premiums, and the full amount of the surrender charges otherwise payable under the policy will be assessed upon surrender. The Endorsement operates only if the policy is surrendered in full. There is no waiver of surrender charges or refund of premium deductions if the policy terminates after a grace period or if the face amount is reduced. Nor is there a refund of prior premium deductions for partial withdrawals. The Endorsement does not affect the amount available for borrowing or withdrawing from your policy. Nor does it affect the calculations to determine whether your policy will lapse or terminate.

We will not approve Face Amount increases while the Endorsement is in effect.

THE EQUITABLE LIFE ASSURANCE SOCIETY
OF THE UNITED STATES

SUPPLEMENT DATED MAY 1, 1999
TO INCENTIVE LIFE PLUS
PROSPECTUS DATED MAY 1, 1999

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This supplement modifies certain information in the prospectus dated May 1, 1999 for Incentive Life Plus flexible premium variable life insurance policies issued by Equitable Life. Subject to the rules discussed below, Equitable Life will offer a modified version of its Incentive Life Plus policy (the "Incentive Life COLI Policy") to qualified offerees. This supplement describes the material differences between the Incentive Life COLI Policy and the Incentive Life Plus policy described in the prospectus.

Under our current rules, the Incentive Life COLI Policy will be offered to corporations and partnerships that meet the following conditions at issue:

o a minimum of five policies are issued, each for a different eligible insured person;

o the persons proposed to be insured under the policies are deemed by us to be "highly compensated" individuals;

o the minimum initial premium under each of the policies must be remitted to us by the employer;

o the aggregate annualized first year planned periodic premium for all policies must be at least $150,000; and

o certain undertakings, which we may require in certain situations, have been submitted to us.

Set forth below are modifications to the discussion in the prospectus which are appropriate with respect to the Incentive Life COLI Policy.

MINIMUM FACE AMOUNT. The minimum face amount for the Incentive Life COLI Policy is $100,000.

FACE AMOUNT INCREASES. You may not request a face amount increase after you receive your Incentive Life COLI Policy.

OPTIONAL RIDER BENEFITS. The optional benefits described in the Incentive Life Plus prospectus under the heading "Other Benefits You Can Add By Rider" are not available under the Incentive Life COLI Policy.

DEDUCTIONS FROM PREMIUMS. Rather than deducting the sales charge from premiums, we will deduct a sales charge from the policy's value as part of the regular monthly deduction for each month during the policy's first ten policy years. The amount deducted each month will depend on the specifics of your policy.(1) The cumulative amount we deduct under this charge, however, will never exceed 6% of the premiums you have paid to date.

METHOD OF DEDUCTING MORTALITY AND EXPENSE RISK CHARGE. Rather than deducting this charge daily from investment performance (as we do for the Incentive Life Plus Policies), we will deduct it from your policy's account value each month as part of our regular monthly deduction. The charge will be at an effective annual rate of .60% of the amount you have in the policy's investment options (not including any amounts we are holding as collateral for policy loans). We have the right, however, to increase this charge, but not to more than .90%.

CURRENT COST OF INSURANCE CHARGE RATES. Current cost of insurance rates during the first two years are generally lower than the current cost of insurance rates for the Incentive Life Plus policy. This relationship between the cost of insurance rates of the two policies is not guaranteed, however.

The reduction in the current charges that begins in the tenth policy year will grade up to an annual rate of .60% in the twenty-fifth policy year and later. This charge reduction (which, except for a difference in rate, is described in the prospectus under "Deducting

-------------
1    For no policy, however, will it be higher than $0.78 per $1,000 of the policy's initial face amount or lower than $0.02 per $1,000.

EVM144

2
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Policy Charges--Monthly Cost of Insurance Charge") applies on a current basis and is not guaranteed.

SURRENDER CHARGES. There is no administrative surrender charge under the Incentive Life COLI Policies.

Subject to certain limits described below that apply during the first 5 years, the premium surrender charge for the Incentive Life COLI Policies will be the smaller of (a) 66% of one "target premium"(2) (or less for surrenders after the ninth year)(3) or (b) the sum of 24% of the amount of premiums you paid in your policy's first year up to one target premium and 3% of all additional premiums you pay in the first 15 years.

There is an additional limit that can reduce or eliminate the premium surrender charge if the Incentive Life COLI Policy is surrendered during its first five years. The percentage reduction is as follows:

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      SURRENDER IN                 PERCENT OF SURRENDER
      POLICY YEAR                  CHARGES WAIVED
--------------------------------------------------------------------------------
      1                                   100%
      2                                    80%
      3                                    60%
      4                                    40%
      5                                    20%
      6 and later                           0%
--------------------------------------------------------------------------------


----------------------

2    The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics. The "target premium" used in computing surrender charges may differ from target premiums used for other purposes under the policies.

3    Beginning in your policy's tenth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The initial amount of the surrender charge in clause (a) will be set forth in your policy. The lowest initial amount for clause (a) for any policy would be $2.38 for each $1,000 of initial face amount and the highest initial amount for clause (a) would be $27.59 per $1,000.

The Equitable Life Assurance Soceity
Of the United States

Variable Life Insurance Policies

     IL Protector(R)
     IL COLI
     Incentive Life Plus(R)
     Survivorship 2000
     Special Offer Policy
     Incentive Life 2000
     Champion 2000
     Incentive Life


PROSPECTUS SUPPLEMENT DATED MAY 1, 1999

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This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.*

NEW INVESTMENT OPTIONS. Beginning June 4, 1999, you will have two new investment options (Funds) available under your policy:

o  EQ/Alliance Premier Growth
o  MFS Growth with Income

See "Investment Portfolios" on page 4 below, as well as the EQ Advisors Trust prospectus attached to this supplement, for more information.

EQUITABLE. The information under the heading "Equitable" in your prospectus is updated as follows:

EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (Equitable Companies), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

HOW TO REACH US. To obtain (1) any forms you need for communicating with us,
(2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the portfolios, you can contact us

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BY MAIL:
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at the Post Office Box for our Administrative Office specified in your policy.


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* The dates of such prior prospectuses and supplements are listed for your information in Appendix C to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.

    Copyright 1999 The Equitable Life Assurance Society of the United States.
         All rights reserved. IL Protector(R) and Incentive Life Plus(R)
                         are registered service marks of
            The Equitable Life Assurance Society of the United States

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BY EXPRESS DELIVERY:
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At the Street Address for our Administrative Office:
Equitable Life
National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, N.C. 28277

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BY TOLL-FREE PHONE:
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1-888-855-5100
(automated system available weekdays 7 AM to 9 PM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time)

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BY E-MAIL:
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life-service@equitable.com

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BY FAX:
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1-704-540-9714

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BY INTERNET:
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Our web site (www.equitable.com) can also provide information; some of the forms listed below are available for you to print out through our web site.

We require that the following types of communications be on specific forms we provide for that purpose:

(1) request for automatic transfer service; and
(2) authorization for telephone transfers.

We also have specific forms that we recommend you use for the following:

(a)   policy surrenders;
(b)   address changes;
(c)   beneficiary changes;
(d)   transfers between investment options; and
(e)   changes in allocation percentages for premiums and deductions.

Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone Requests" below. We may require you to return your policy to us before we make certain policy changes that you request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

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TELEPHONE REQUESTS. If you are both the sole owner and an insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following types of requests:

   o  policy loans
   o  changes of address
   o  changes of premium allocation percentages
   o  transfers among investment options (Funds)

If you are not both an insured person and the owner, you may sign a telephone transfer authorization form and send it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.

All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.

MORE LIBERAL TRANSFERS FROM GUARANTEED INTEREST ACCOUNT. Commencing June 4, 1999, you will be able to request a transfer from our Guaranteed Interest Account during the period that begins 30 days before and ends 60 days after the end of each policy year. (This is 30 days longer than the current period.) Also commencing June 4, 1999, the maximum amount of any transfer from the Guaranteed Interest Account will be the greatest of (a) $500, (b) 25% of the unloaned value you have in the Guaranteed Interest Account at the time of the transfer, or (c) the amount (if any) that you transferred out of the Guaranteed Interest Account during the prior policy year. Until June 4, 1999, the maximum will continue to be only the greater of (a) or (b).

MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one policyowner. Any agreements to use market timing services to make transfers are subject to our rules in effect at that time.

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4
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CHANGE OF INSURED PERSON'S STATE OF RESIDENCE. If an insured person changes his or her residence, you should notify us to change our records so that our charges for taxes will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, provided that (except in the case of our Incentive Life policies) we receive the notice at least 60 days prior to the policy anniversary.

CHANGE OF DEATH BENEFIT OPTION. Your policy permits you to request a change in your death benefit option. We may refuse changes from Option A to Option B if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person(s) remain insurable at the time of the change. Changes from Option A to Option B are not permitted after the policy year in which the younger insured attains (or would have attained) age 80.

INVESTMENT PORTFOLIOS. Your policy offers the twenty-six investment Portfolios listed in the table below, along with the Guaranteed Interest Account.

In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. The tables below show the fees and expenses paid by each Portfolio for the year ended December 31, 1998, except as otherwise noted. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

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                                                                          1998 FEES AND EXPENSES
                                                    -------------------------------------------------------------------
PORTFOLIOS THAT ARE PART OF                                                                          TOTAL ANNUAL
THE HUDSON RIVER TRUST                                 MANAGEMENT FEE         OTHER EXPENSES           EXPENSES
-----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                      0.35%                   0.02%                 0.37%
Alliance Intermediate Government Securities                0.50%                   0.05%                 0.55%
Alliance Quality Bond                                      0.53%                   0.04%                 0.57%
Alliance High Yield                                        0.60%                   0.03%                 0.63%
Alliance Growth & Income                                   0.55%                   0.03%                 0.58%
Alliance Equity Index                                      0.31%                   0.03%                 0.34%
Alliance Common Stock                                      0.36%                   0.03%                 0.39%
Alliance Global                                            0.64%                   0.07%                 0.71%
Alliance International                                     0.90%                   0.16%                 1.06%
Alliance Aggressive Stock                                  0.54%                   0.02%                 0.56%
Alliance Small Cap Growth                                  0.90%                   0.06%                 0.96%
Alliance Conservative Investors                            0.48%                   0.05%                 0.53%
Alliance Balanced                                          0.41%                   0.04%                 0.45%
Alliance Growth Investors                                  0.51%                   0.04%                 0.55%

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                                        ----------------------------------------------------------------------------------
                                                                      1998 FEES AND EXPENSES*
                                         ----------------------------------------------------------------------------------

                                                                                            FEE WAIVERS
                                                                               TOTAL           AND/OR       NET TOTAL
PORTFOLIOS THAT ARE PART OF THE       MANAGEMENT                  OTHER        ANNUAL         EXPENSE         ANNUAL
EQ ADVISORS TRUST                        FEE       12B-1 FEE    EXPENSES      EXPENSES     REIMBURSEMENTS    EXPENSES
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income             0.55%        0.25%        0.24%        1.04%           0.19%          0.85%

EQ/Putnam Growth & Income Value         0.55%        0.25%        0.24%        1.04%           0.19%          0.85%

Merrill Lynch Basic Value Equity        0.55%        0.25%        0.26%        1.06%           0.21%          0.85%

MFS Research                            0.55%        0.25%        0.25%        1.05%           0.20%          0.85%

T. Rowe Price International Stock       0.75%        0.25%        0.40%        1.40%           0.20%          1.20%

Morgan Stanley Emerging
   Markets Equity                       1.15%        0.25%        1.23%        2.63%           0.88%          1.75%

Warburg Pincus Small Company Value      0.65%        0.25%        0.27%        1.17%           0.17%          1.00%

MFS Emerging Growth Companies           0.55%        0.25%        0.24%        1.04%           0.19%          0.85%

EQ/Putnam Balanced                      0.55%        0.25%        0.45%        1.25%           0.35%          0.90%

Merrill Lynch World Strategy            0.70%        0.25%        0.66%        1.61%           0.41%          1.20%

EQ/Alliance Premier Growth**            0.90%        0.25%        0.74%        1.89%           0.74%          1.15%

MFS Growth with Income**                0.55%        0.25%        0.59%        1.39%           0.54%          0.85%

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  * Other Expenses and Total Annual Expenses are based upon the actual expenses incurred by each Portfolio for the year ended December 31, 1998, except for
MFS Growth with Income which commenced operations on December 31, 1998 and EQ/Alliance Premier Growth which will commence operations on May 1, 1999. The expenses for those Portfolios are based on estimates for 1999. The EQ Advisors Trust's manager, EQ Financial Consultants, Inc., has entered into an Expense Limitation Agreement with respect to each Portfolio under which it has agreed to waive or reduce its fees and to assume other expenses of each of the Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. See the EQ Advisors Trust prospectus for more information.
** Available as a variable investment option beginning June 4, 1999.
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PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants, Inc. will be the manager of the

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6
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new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value, premium payments, and deductions will remain unchanged until you direct us otherwise.

o We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value in the variable investment options will be the same as before the transaction.

o The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that is attached to this supplement. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual. The Substitution transaction itself will not be treated as a transfer of account value for purposes of the transfer provisions of your contract.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

INVESTMENT PERFORMANCE. Footnote 6 to the Separate Account FP financial statements set forth below contains information about the net return for each Fund (variable investment option) which commenced operations prior to December 31, 1998. The attached prospectuses for The Hudson River Trust and the EQ Advisors Trust contain rates of return and other Portfolio performance information of the Trusts for various periods ended December 31, 1998. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call
(888) 855-5100.

The values reported in footnote 6 for all policies are computed using net rates of return for the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust. The returns reported in footnote 6 for each of the policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

DISTRIBUTION. Because of its activities in distributing our products, EQ Financial Consultants,

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Inc. (EQF) is the "principal underwriter" (as defined in the Investment Company Act of 1940) of our variable life insurance policies. In 1997 and 1998 we paid EQF a fee of $325,380 annually for its services as such.

YEAR 2000 PROGRESS. Equitable Life relies upon various computer systems in order to administer your policy and operate the policy's investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options under Equitable Life policies. Most third-party service providers have provided Equitable Life confirmation of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system which is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

ILLUSTRATIONS OF POLICY BENEFITS. For purposes of illustrations of the type set forth under this caption in your prospectus, the new aggregate expense assumption for the Portfolios is 0.65% per annum (0.60% per annum for investment management fees and 0.05% per annum for other expenses). The investment management fee assumption is the average of the advisory fees payable for each Hudson River Trust and EQ Advisors Trust Portfolio based on average net assets for 1998. The other expense assumption is the weighted average of the other expenses (including any applicable "Rule 12b-1" distribution fees) of the Hudson River Trust and EQ Advisors Trust Portfolios, based on average net assets for 1998. The tables under this caption in your prospectus have not been restated to reflect this new Portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable associate.

--------------------------------------------------------------------------------
8
--------------------------------------------------------------------------------

DELETION OF CERTAIN INFORMATION. The following information that appears in your prospectus is deleted:

   o all quotations of investment yield or return that are based on the historical investment performance of the available Portfolios under your policy; and all illustrations of policy values based on such historical performance.

   o  all information about the Portfolios' investment objectives and policies.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP as of December 31, 1998 and for the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for the three years in the period ended December 31, 1998 included in this prospectus supplement have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants .....................................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998 ............    FSA-3
   Statements of Operations for the Years Ended December 31, 1998,
     1997 and 1996 ....................................................    FSA-5
   Statements of Changes in Net Assets for the Years Ended December 31,
     1998, 1997 and 1996 ..............................................   FSA-12
   Notes to Financial Statements ......................................   FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants .....................................      F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997 ............      F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998,
     1997 and 1996 ....................................................      F-3
   Consolidated Statements of Shareholder's Equity, Years Ended
     December 31,  1998, 1997 and 1996 ................................      F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
     1998, 1997 and 1996 ..............................................      F-5
   Notes to Consolidated Financial Statements .........................      F-6

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                       FIXED INCOME SERIES:                                    EQUITY SERIES:
                              ------------------------------------------------------------------      ---------------------------
                                                   ALLIANCE                                            T. ROWE
                                ALLIANCE         INTERMEDIATE       ALLIANCE         ALLIANCE           PRICE          EQ/PUTNAM
                                  MONEY           GOVERNMENT         QUALITY           HIGH             EQUITY          GROWTH &
                                 MARKET           SECURITIES          BOND             YIELD            INCOME       INCOME VALUE
                                  FUND               FUND             FUND             FUND              FUND            FUND
                              --------------   --------------   --------------   --------------       ----------     ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost: $ 252,036,846 ...     $253,573,296
             73,048,104 ...                       $75,439,166
            225,936,035 ...                                       $229,303,732
            191,596,765 ...                                                        $170,697,910
             42,202,407 ...                                                                          $43,788,024
             15,594,112 ...                                                                                            $16,754,714
Receivable for Trust shares
    sold ..................               --           73,479               --               --               --                --
Receivable for policy-
    related transactions ..       17,848,216               --               --               --               --                --
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Assets ..............      271,421,512       75,512,645      229,303,732      170,697,910       43,788,024        16,754,714
                                ------------      -----------     ------------     ------------      -----------       -----------
LIABILITIES
Payable for Trust shares
    purchased .............       16,331,370               --          133,581           35,027           23,315             3,033
Payable for policy-
    related transactions ..               --          539,972          210,509          289,889           75,177             8,426
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          414,349          299,334          274,393          136,603          125,779           106,949
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Liabilities .........       16,745,719          839,306          618,483          461,519          224,271          118,408
                                ------------      -----------     ------------     ------------      -----------       -----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $254,675,793      $74,673,339     $228,685,249     $170,236,391      $43,563,753       $16,636,306
                                ============      ===========     ============     ============      ===========       ===========


                                                                        EQUITY SERIES:
                              ---------------------------------------------------------------------------------------------------
                                                                   MERRILL
                                 ALLIANCE         ALLIANCE          LYNCH           ALLIANCE
                                  GROWTH &         EQUITY        BASIC VALUE         COMMON           MFS             ALLIANCE
                                  INCOME            INDEX           EQUITY           STOCK          RESEARCH           GLOBAL
                                   FUND             FUND             FUND             FUND            FUND              FUND
                              --------------    -------------   --------------   --------------   --------------   --------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$  135,380,284 ...     $151,620,795
            307,490,851 ...                      $444,156,167
             20,272,609 ...                                        $20,180,650
          2,256,517,409 ...                                                      $2,945,826,613
             24,727,882 ...                                                                          $28,040,945
            442,031,583 ...                                                                                          $525,592,086
Receivable for Trust shares
    sold ..................               --               --           10,202               --               --               --
Receivable for policy-
    related transactions ..               --        8,872,643               --        3,228,813           63,970          123,333
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Assets ..............      151,620,795      453,028,810       20,190,852    2,949,055,426       28,104,915      525,715,419
                                ------------     ------------      -----------   --------------      -----------     ------------
LIABILITIES
Payable for Trust shares
    purchased .............          162,160        9,264,465               --        5,828,987           82,934            8,286
Payable for policy-
    related transactions ..            7,532               --           29,458               --               --               --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          275,390          326,244           76,304          699,865           60,594          471,438
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Liabilities .........          445,082        9,590,709          105,762        6,528,852          143,528          479,724
                                ------------     ------------      -----------   --------------      -----------     ------------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $151,175,713     $443,438,101      $20,085,090   $2,942,526,574      $27,961,387     $525,235,695
                                ============     ============      ===========   ==============      ===========     ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1998

                                                                        EQUITY SERIES (CONCLUDED):
                              ------------------------------------------------------------------------------------------------------
                                                               MORGAN
                                                               STANLEY                       WARBURG                        MFS
                                                T. ROWE       EMERGING       ALLIANCE        PINCUS         ALLIANCE     EMERGING
                                 ALLIANCE        PRICE         MARKETS      AGGRESSIVE        SMALL         SMALL CAP      GROWTH
                              INTERNATIONAL   INTERNATIONAL    EQUITY         STOCK          COMPANY         GROWTH      COMPANIES
                                  FUND         STOCK FUND       FUND           FUND         VALUE FUND        FUND          FUND
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$ 49,817,199 .....    $55,319,650
           29,126,226 .....                   $30,729,309
           12,317,395 .....                                   $9,374,762
          945,225,569 .....                                                $971,940,783
           41,015,034 .....                                                                $36,799,693
           40,047,285 .....                                                                               $48,828,240
           49,044,186 .....                                                                                              $56,040,363
Receivable for Trust shares
    sold ..................             --             --             --     15,756,667         64,794     12,471,839      1,181,194
Receivable for policy-
    related transactions ..             --         22,077             --             --             --             --             --
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Assets ..............     55,319,650     30,751,386      9,374,762    987,697,450     36,864,487     61,300,079     57,221,557
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

LIABILITIES
Payable for Trust shares
    purchased .............         70,336         91,033         18,854             --             --             --             --
Payable for policy-
    related transactions ..         14,372             --          7,369     16,503,396        137,563     12,640,148      1,224,733
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        211,534         52,297      2,334,195        415,973         72,842        188,682         31,895
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Liabilities .........        296,242        143,330      2,360,418     16,919,369        210,405     12,828,830      1,256,628
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......    $55,023,408     30,608,056     $7,014,344   $970,778,081    $36,654,082    $48,471,249    $55,964,929
                               ===========    ===========     ==========   ============    ===========    ===========    ===========

                                                       ASSET ALLOCATION SERIES:
                              ------------------------------------------------------------------------
                                                                                            MERRILL
                                ALLIANCE        EQ/           ALLIANCE                       LYNCH
                              CONSERVATIVE     PUTNAM          GROWTH       ALLIANCE         WORLD
                                INVESTORS     BALANCED        INVESTORS     BALANCED        STRATEGY
                                  FUND          FUND            FUND          FUND            FUND
                              ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$180,638,791 .....   $202,146,754
            5,761,747 .....                    $6,021,630
          810,703,279 .....                                 $978,408,876
          418,040,777 .....                                                $499,385,640
            4,940,984 .....                                                                 $5,128,718
Receivable for Trust shares
    sold ..................             --             --             --             --             --
Receivable for policy-
    related transactions ..        119,163             --         11,442             --          7,652
                              ------------     ----------   ------------   ------------     ----------
Total Assets ..............    202,265,917      6,021,630    978,420,318    499,385,640      5,136,370
                              ------------     ----------   ------------   ------------     ----------
LIABILITIES
Payable for Trust shares
    purchased .............        102,291          8,663        332,413         82,601          7,657
Payable for policy-
    related transactions ..             --          3,473             --        474,028             --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        428,272        120,957        695,497        444,727      1,365,122
                              ------------     ----------   ------------   ------------     ----------
Total Liabilities .........        530,563        133,093      1,027,910      1,001,356      1,372,779
                              ------------     ----------   ------------   ------------     ----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......   $201,735,354     $5,888,537   $977,392,408   $498,384,284     $3,763,591
                              ============     ==========   ============   ============     ==========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                            ALLIANCE MONEY
                                                                             MARKET FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,719,684    $9,754,675      $9,126,793
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,204,220     1,101,168       1,025,149
                                                              -----------    ----------      ----------
NET INVESTMENT INCOME ....................................      9,515,464     8,653,507       8,101,644
                                                              -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............       (161,314)     (513,800)       (110,954)
        Realized gain distribution from the Trusts .......          7,750        13,435              --
                                                              -----------    ----------      ----------
NET REALIZED GAIN (LOSS) .................................       (153,564)     (500,365)       (110,954)
                                                              -----------    ----------      ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        804,349        24,023          89,976
        End of period ....................................      1,536,450       804,349          24,023
                                                              -----------    ----------      ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        732,101       780,326         (65,953)
                                                              -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        578,537       279,961        (176,907)
                                                              -----------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $10,094,001    $8,933,468      $7,924,737
                                                              ===========    ==========      ==========

                                                                         FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                     ALLIANCE INTERMEDIATE GOVERNMENT
                                                                             SECURITIES FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------     ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................     $3,477,938     $2,914,613       $2,367,498
    Expenses (Note 3):
        Mortality and expense risk charges ...............        350,536        282,422          245,038
                                                              -----------     ----------       ----------
NET INVESTMENT INCOME ....................................      3,127,402      2,632,191        2,122,460
                                                              -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         60,260        (95,509)        (490,315)
        Realized gain distribution from the Trusts .......             --             --               --
                                                              -----------     ----------       ----------
NET REALIZED GAIN (LOSS) .................................         60,260        (95,509)        (490,315)
                                                              -----------     ----------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        868,053       (141,479)         145,522
        End of period ....................................      2,391,062        868,053         (141,479)
                                                              -----------     ----------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................      1,523,009      1,009,532         (287,001)
                                                              -----------     ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      1,583,269        914,023         (777,316)
                                                              -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $4,710,671     $3,546,214       $1,345,144
                                                              ===========     ==========       ==========

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                          ALLIANCE QUALITY
                                                                             BOND FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,317,238   $  8,869,740       $8,972,983
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,106,136        845,069          869,312
                                                              -----------   ------------       ----------
NET INVESTMENT INCOME ....................................      9,211,102      8,024,671        8,103,671
                                                              -----------   ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         34,937       (504,580)      (1,130,915)
        Realized gain distribution from the Trusts .......      4,596,907             --               --
                                                              -----------   ------------       ----------
NET REALIZED GAIN (LOSS) .................................      4,631,844       (504,580)      (1,130,915)
                                                              -----------   ------------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................      2,395,718     (1,961,822)      (2,105,676)
        End of period ....................................      3,367,697      2,395,718       (1,961,822)
                                                              -----------   ------------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        971,979      4,357,540          143,854
                                                              -----------   ------------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      5,603,823      3,852,960         (987,061)
                                                              -----------   ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $14,814,925    $11,877,631       $7,116,610
                                                              ===========    ===========       ==========

----------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    FIXED INCOME SERIES (CONCLUDED):
                                                                             -------------------------------------------
                                                                                               ALLIANCE
                                                                                              HIGH YIELD
                                                                                                 FUND
                                                                             -------------------------------------------
                                                                                 1998            1997              1996
                                                                             ------------    ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $ 18,449,747    $12,918,934     $ 8,696,039
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      1,007,106        789,982         518,429
                                                                             ------------    -----------     -----------
NET INVESTMENT INCOME ....................................................     17,442,641     12,128,952       8,177,610
                                                                             ------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     (2,344,392)       936,554         939,559
        Realized gain distribution from
           the Trusts ....................................................      3,396,523      6,365,633       6,119,053
                                                                             ------------    -----------     -----------
NET REALIZED GAIN (LOSS) .................................................      1,052,131      7,302,187       7,058,612
                                                                             ------------    -----------     -----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................      8,622,836      5,664,824       3,823,981
        End of period ....................................................    (20,898,854)     8,622,836       5,664,824
                                                                             ------------    -----------     -----------
    Change in unrealized appreciation
        (depreciation) during the period .................................    (29,521,690)     2,958,012       1,840,843
                                                                             ------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    (28,469,559)    10,260,199       8,899,455
                                                                             ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $(11,026,918)   $22,389,151     $17,077,065
                                                                             ============    ===========     ============

                                                                                                  EQUITY SERIES:
                                                                             ----------------------------------------------------
                                                                                       T. ROWE
                                                                                  PRICE EQUITY INCOME          EQ/PUTNAM GROWTH
                                                                                         FUND                & INCOME VALUE FUND
                                                                             -------------------------      ---------------------
                                                                                 1998           1997*           1998       1997*
                                                                             ----------     ----------      ----------   --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $  722,954     $  145,613      $  143,999   $ 33,273
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      173,802         29,706          56,995      9,655
                                                                             ----------     ----------      ----------   --------
NET INVESTMENT INCOME ....................................................      549,152        115,907          87,004     23,618
                                                                             ----------     ----------      ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................      341,473         56,634         209,398      1,078
        Realized gain distribution from
           the Trusts ....................................................      930,853         53,840         130,047     27,226
                                                                             ----------     ----------      ----------   --------
NET REALIZED GAIN (LOSS) .................................................    1,272,326        110,474         339,445     28,304
                                                                             ----------     ----------      ----------   --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    1,073,548             --         269,561         --
        End of period ....................................................    1,585,616      1,073,548       1,160,602    269,561
                                                                             ----------     ----------      ----------   --------
    Change in unrealized appreciation
        (depreciation) during the period .................................      512,068      1,073,548         891,041    269,561
                                                                             ----------     ----------      ----------   --------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    1,784,394      1,184,022       1,230,486    297,865
                                                                             ----------     ----------      ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $2,333,546     $1,299,929      $1,317,490   $321,483
                                                                             ==========     ==========      ==========   ========

                                                                                              EQUITY SERIES:
                                                                             -------------------------------------------
                                                                                                 ALLIANCE
                                                                                             GROWTH & INCOME
                                                                                                  FUND
                                                                             ---------------------------------------------
                                                                                   1998            1997            1996
                                                                             ------------      ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $   415,436       $   636,335     $  525,200
    Expenses (Note 3):
        Mortality and expense risk charges ...............................       668,795           358,997        155,175
                                                                             ------------      -----------     ----------

NET INVESTMENT INCOME ....................................................      (253,359)          277,338        370,025
                                                                             -----------       -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     7,289,936           530,421          5,198
        Realized gain distribution from
           the Trusts ....................................................    12,146,928         5,006,247      1,943,415
                                                                             -----------       -----------     ----------

NET REALIZED GAIN (LOSS) .................................................    19,436,864         5,536,668      1,948,613
                                                                             -----------       -----------     ----------

    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    13,021,603         5,074,338      2,123,346
        End of period ....................................................    16,240,511        13,021,603      5,074,338
                                                                             -----------       -----------     ----------

    Change in unrealized appreciation
        (depreciation) during the period .................................     3,218,908         7,947,265      2,950,992
                                                                             -----------       -----------     ----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................................    22,655,772        13,483,933      4,899,605
                                                                             -----------       -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................................   $22,402,413       $13,761,271     $5,269,630
                                                                             ===========       ===========     ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQUITY SERIES (CONTINUED):
                                                            -------------------------------------------------------------------
                                                                             ALLIANCE                         MERRILL LYNCH
                                                                           EQUITY INDEX                        BASIC VALUE
                                                                               FUND                            EQUITY FUND
                                                            -------------------------------------------   ----------------------
                                                               1998            1997            1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $  3,958,217   $ 2,610,223     $ 1,751,848    $ 192,441     $ 35,810
    Expenses (Note 3):
        Mortality and expense risk charges ..............      1,862,376       977,620         605,961       66,427        9,349
                                                            ------------   -----------     -----------    ---------     --------
NET INVESTMENT INCOME (LOSS) ............................      2,095,841     1,632,603       1,145,887      126,014       26,461
                                                            ------------   -----------     -----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............      5,460,381      (414,497)      8,013,073      207,032        6,656
        Realized gain distribution from
           the Trusts ...................................        128,151       850,437       3,889,944      667,083       33,738
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED GAIN (LOSS) ................................      5,588,532       435,940      11,903,017      874,115       40,394
                                                            ------------   -----------     -----------    ---------     --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................     63,055,426    21,448,224      12,451,765      135,003           --
           End of period ................................    136,665,316    63,055,426      21,448,224      (91,959)     135,003
                                                            ------------   -----------     -----------    ---------     --------
    Change in unrealized appreciation
        (depreciation) during the period ................     73,609,890    41,607,202       8,996,459     (226,962)     135,003
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................     79,198,422    42,043,142      20,899,476      647,153      175,397
                                                            ------------   -----------     -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $ 81,294,263   $43,675,745     $22,045,363    $ 773,167     $201,858
                                                            ============   ===========     ===========    ==========    ========

                                                                                     EQUITY SERIES (CONTINUED):
                                                            --------------------------------------------------------------------
                                                                            ALLIANCE                                 MFS
                                                                          COMMON STOCK                            RESEARCH
                                                                              FUND                                  FUND
                                                            -------------------------------------------   ----------------------
                                                                 1998         1997             1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $ 15,939,680   $ 10,668,337    $ 11,773,551   $   71,137    $ 20,442
    Expenses (Note 3):
        Mortality and expense risk charges ..............     14,600,706     11,435,936       8,267,795       86,044      13,127
                                                            ------------   ------------    ------------   ----------    --------
NET INVESTMENT INCOME (LOSS) ............................      1,338,974       (767,599)      3,505,756      (14,907)      7,315
                                                            ------------   ------------    ------------   ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............    169,109,310     53,841,049      30,128,838      494,412       6,989
        Realized gain distribution from
           the Trusts ...................................    353,834,250    164,814,473     157,423,606           --      81,156
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED GAIN (LOSS) ................................    522,943,560    218,655,522     187,552,444      494,412      88,145
                                                            ------------   ------------    ------------   ----------    --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................    567,231,009    294,432,897     181,824,279      249,382          --
           End of period ................................    689,309,204    567,231,009     294,432,897    3,313,063     249,382
                                                            ------------   ------------    ------------   ----------    --------
    Change in unrealized appreciation
        (depreciation) during the period ................    122,078,195    272,798,112     112,608,618    3,063,681     249,382
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................    645,021,755    491,453,634     300,161,062    3,558,093     337,527
                                                            ------------   ------------    ------------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $646,360,729   $490,686,035    $303,666,818   $3,543,186    $344,842
                                                            ============   ============    ============   ==========    ========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------
                                                                             ALLIANCE
                                                                              GLOBAL
                                                                               FUND
                                                             -----------------------------------------
                                                                1998           1997            1996
                                                             -----------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 5,636,672    $ 8,803,070    $ 7,019,392
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,777,697      2,805,310      2,314,066
                                                             -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................     2,858,975      5,997,760      4,705,326
                                                             -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    17,406,382     30,411,238      4,971,547
        Realized gain distribution from
           the Trusts ....................................    33,241,409     26,426,403     18,802,992
                                                             -----------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................    50,647,791     56,837,641     23,774,539
                                                             -----------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................    46,113,189     58,618,054     36,525,596
           End of period .................................    83,560,503     46,113,189     58,618,054
                                                             -----------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    37,447,314    (12,504,865)    22,092,458
                                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    88,095,105     44,332,776     45,866,997
                                                             -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $90,954,080    $50,330,536    $50,572,323
                                                             ===========    ===========    ===========

                                                                       EQUITY SERIES (CONTINUED):
                                                             ---------------------------------------
                                                                             ALLIANCE
                                                                           INTERNATIONAL
                                                                               FUND
                                                             ---------------------------------------
                                                                 1998          1997           1996
                                                             ----------    -----------    ----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  996,913    $ 1,386,732    $  575,524
    Expenses (Note 3):
        Mortality and expense risk charges ...............      289,066        297,278       164,149
                                                             ----------    -----------    ----------
NET INVESTMENT INCOME (LOSS) .............................      707,847      1,089,454       411,375
                                                             ----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............   (3,606,669)       (57,635)      (28,490)
        Realized gain distribution from
           the Trusts ....................................       10,663      2,325,403       737,771
                                                             ----------    -----------    ----------
NET REALIZED GAIN (LOSS) .................................   (3,596,006)     2,267,768       709,281
                                                             ----------    -----------    ----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................   (2,793,834)     1,857,793       667,906
           End of period .................................    5,502,451     (2,793,834)    1,857,793
                                                             ----------    -----------    ----------
    Change in unrealized appreciation
        (depreciation) during the period .................    8,296,285     (4,651,627)    1,189,887
                                                             ----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    4,700,279     (2,383,859)    1,899,168
                                                             ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $5,408,126    $(1,294,405)   $2,310,543
                                                             ==========    ============   ==========

                                                                            EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------------------
                                                                                              MORGAN STANLEY
                                                                  T. ROWE PRICE          EMERGING MARKETS EQUITY
                                                             INTERNATIONAL STOCK FUND             FUND
                                                             ------------------------   --------------------------
                                                                  1998        1997*          1998           1997**
                                                             ----------    ---------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  258,382    $   2,393    $    37,240    $    16,623
    Expenses (Note 3):
        Mortality and expense risk charges ...............      119,672       26,332         23,921          2,862
                                                             ----------    ---------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................      138,710      (23,939)        13,319         13,761
                                                             ----------    ---------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      354,551      (50,331)      (637,290)       (14,566)
        Realized gain distribution from
           the Trusts ....................................          268           --             --             --
                                                             ----------    ---------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................      354,819      (50,331)      (637,290)       (14,566)
                                                             ----------    ---------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................     (820,718)          --     (1,079,388)            --
           End of period .................................    1,603,083     (820,718)    (2,942,633)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    2,423,801     (820,718)    (1,863,245)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    2,778,620     (871,049)    (2,500,535)    (1,093,954)
                                                             ----------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $2,917,330    $(894,988)   $(2,487,216)   $(1,080,193)
                                                             ==========    =========    ===========    ===========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------------
                                                                              ALLIANCE                        WARBURG PINCUS SMALL
                                                                          AGGRESSIVE STOCK FUND               COMPANY VALUE FUND
                                                             -------------------------------------------   ------------------------
                                                                   1998          1997            1996           1998         1997*
                                                             ------------    -----------    ------------   -----------    ---------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  4,461,389    $ 1,311,613    $  1,661,263    $  171,716    $  21,651
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,581,296      5,299,127       4,086,388       168,543       44,889
                                                             ------------    -----------    ------------   -----------    ---------
NET INVESTMENT INCOME (LOSS) .............................     (1,119,907)    (3,987,514)     (2,425,125)        3,173      (23,238)
                                                             ------------    -----------    ------------   -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (39,688,312)    28,217,939      30,549,608      (142,969)      29,803
        Realized gain distribution from
           the Trusts ....................................     46,528,461     79,729,154     133,080,595            --      110,391
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED GAIN (LOSS) .................................      6,840,149    107,947,093     163,630,203      (142,969)     140,194
                                                             ------------    -----------    ------------   -----------    ---------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................     32,695,620     46,617,235      80,271,118      (228,709)          --
        End of period ....................................     26,715,214     32,695,620      46,617,235    (4,215,340)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
    Change in unrealized appreciation (depreciation)
        during the period ................................     (5,980,406)   (13,921,615)    (33,653,883)   (3,986,631)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        859,743     94,025,478     129,976,320    (4,129,600)     (88,515)
                                                             ------------    -----------    ------------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   (260,164)   $90,037,964    $127,551,195   $(4,126,427)   $(111,753)
                                                             ============    ===========    ============   ===========    =========

                                                                             EQUITY SERIES (CONCLUDED):
                                                             ---------------------------------------------------
                                                                   ALLIANCE SMALL CAP          MFS EMERGING
                                                                        GROWTH               GROWTH COMPANIES
                                                                         FUND                      FUND
                                                             -------------------------   -----------------------
                                                                 1998          1997*         1998         1997*
                                                             -----------     --------    -----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $     4,062    $   4,189    $       969    $ 24,358
    Expenses (Note 3):
        Mortality and expense risk charges ...............       215,285       41,540        157,484      18,835
                                                             -----------     --------    -----------    --------
NET INVESTMENT INCOME (LOSS) .............................      (211,223)     (37,351)      (156,515)      5,523
                                                             -----------     --------    -----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (7,585,521)    (609,208)     4,270,964     161,034
        Realized gain distribution from
           the Trusts ....................................            --      545,833             --     296,998
                                                             -----------     --------    -----------    --------
NET REALIZED GAIN (LOSS) .................................    (7,585,521)     (63,375)     4,270,964     458,032
                                                             -----------     --------    -----------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................       771,812           --        171,320          --
        End of period ....................................     8,780,955      771,812      6,996,177     171,320
                                                             -----------     --------    -----------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     8,009,143      771,812      6,824,857     171,320
                                                             -----------     --------    -----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................       423,622      708,437     11,095,821     629,352
                                                             -----------     --------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   212,399    $ 671,086    $10,939,306    $634,875
                                                             ===========    =========    ===========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    ASSET ALLOCATION SERIES:
                                                             ---------------------------------------------------------------
                                                                              ALLIANCE                           EQ/
                                                                        CONSERVATIVE INVESTORS             PUTNAM BALANCED
                                                                               FUND                             FUND
                                                             ---------------------------------------   ---------------------
                                                                 1998          1997          1996        1998         1997
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 7,360,794   $ 7,217,860   $ 7,737,745    $111,099    $ 46,468
    Expenses (Note 3):
        Mortality and expense risk charges ...............     1,136,634     1,066,078     1,046,858      18,744       2,741
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     6,224,160     6,151,782     6,690,887      92,355      43,727
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     1,432,988       818,458      (752,434)    348,952         561
        Realized gain distribution from
           the Trusts ....................................    10,768,916     5,486,742     4,429,977      71,044      31,119
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    12,201,904     6,305,200     3,677,543     419,996      31,680
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    16,228,145     7,700,135    10,362,120     270,232          --
        End of period ....................................    21,507,963    16,228,145     7,700,135     259,882     270,232
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     5,279,818     8,528,010    (2,661,985)    (10,350)    270,232
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    17,481,722    14,833,210     1,015,558     409,646     301,912
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $23,705,882   $20,984,992   $ 7,706,445    $502,001    $345,639
                                                             ===========   ===========   ===========    ========    ========

                                                                       ASSET ALLOCATION SERIES:
                                                             ------------------------------------------
                                                                               ALLIANCE
                                                                           GROWTH INVESTORS
                                                                                FUND
                                                             ------------------------------------------
                                                                  1998          1997           1996
                                                             ------------   ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 18,252,039   $ 19,280,574   $ 15,504,412
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,194,905      4,570,289      3,746,683
                                                             ------------   ------------   ------------
NET INVESTMENT INCOME ....................................     13,057,134     14,710,285     11,757,729
                                                             ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      7,745,162     10,531,767      1,799,247
        Realized gain distribution from
           the Trusts ....................................     78,060,201     42,780,443     73,474,967
                                                             ------------   ------------   ------------
NET REALIZED GAIN (LOSS) .................................     85,805,363     53,312,210     75,274,214
                                                             ------------   ------------   ------------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    115,056,641     67,150,693     81,785,873
        End of period ....................................    167,705,600    115,056,641     67,150,693
                                                             ------------   ------------   ------------
    Change in unrealized appreciation (depreciation)
        during the period ................................     52,648,959     47,905,948    (14,635,180)
                                                             ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    138,454,322    101,218,158     60,639,034
                                                             ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $151,511,456   $115,928,443   $ 72,396,763
                                                             ============   ============   ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------
                                                                                                          MERRILL LYNCH WORLD
                                                                     ALLIANCE BALANCED FUND                 STRATEGY   FUND
                                                             ---------------------------------------    --------------------
                                                                 1998         1997         1996          1998        1997*
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $12,467,646   $13,756,520   $13,094,730    $ 36,750    $ 17,124
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,765,767     2,544,300     2,490,188      12,469       2,678
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     9,701,879    11,212,220    10,604,542      24,281      14,446
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     2,733,445     5,910,524      (873,535)     19,432      (3,626)
        Realized gain distribution from
           the Trusts ....................................    41,525,872    21,117,088    34,113,772          --      38,995
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    44,259,317    27,027,612    33,240,237      19,432      35,369
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    60,878,286    42,382,824    43,097,187     (37,926)         --
        End of period ....................................    81,344,863    60,878,286    42,382,824     187,734     (37,926)
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................    20,466,577    18,495,462      (714,363)    225,660     (37,926)
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    64,725,894    45,523,074    32,525,874     245,092      (2,557)
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $74,427,773   $56,735,294   $43,130,416    $269,373    $ 11,889
                                                             ===========   ===========   ===========    ========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS:
FOR THE YEARS ENDED DECEMBER 31,

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                            ALLIANCE MONEY
                                                             MARKET FUND
                                            -----------------------------------------------
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $   9,515,464    $   8,653,507    $  8,101,644
    Net realized gain (loss) ............        (153,564)        (500,365)       (110,954)
    Change in unrealized appreciation
        (depreciation) on investments ...         732,101          780,326         (65,953)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from operations .................      10,094,001        8,933,468       7,924,737
                                            -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     229,608,273      234,059,930     101,890,108
    Benefits and other policy-related
        transactions (Note 3) ...........     (41,370,215)     (40,687,124)    (38,404,209)
    Net transfers among funds and
        guaranteed interest account .....    (128,607,686)    (259,049,840)    (36,607,946)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      59,630,372      (65,677,034)     26,877,953
                                            -------------    -------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........        (128,382)         (49,726)        (63,127)
                                            -------------    -------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      69,595,991      (56,793,292)     34,739,563
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     185,079,802      241,873,094     207,133,531
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $ 254,675,793    $ 185,079,802    $241,873,094
                                            =============    =============    =============

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                            SECURITIES FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $ 3,127,402       $ 2,632,191    $ 2,122,460
    Net realized gain (loss) ............        60,260           (95,509)      (490,315)
    Change in unrealized appreciation
        (depreciation) on investments ...     1,523,009         1,009,532       (287,001)
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from operations .................     4,710,671         3,546,214      1,345,144
                                            -----------       -----------     ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    11,828,290         8,749,531     10,397,104
    Benefits and other policy-related
        transactions (Note 3) ...........    (9,081,050)       (5,971,751)    (7,387,385)
    Net transfers among funds and
        guaranteed interest account .....     9,141,659         7,704,724      2,645,675
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    11,888,899        10,482,504      5,655,394
                                            -----------       -----------     ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........     (44,024)            (38,337)       (22,170)
                                            ----------         ----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,555,546        13,990,381      6,978,368
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    58,117,793        44,127,412     37,149,044
                                            -----------       -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $74,673,339       $58,117,793    $44,127,412
                                            =============     ===========    ===========

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                             ALLIANCE QUALITY
                                                                BOND FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............    $ 9,211,102      $ 8,024,671     $   8,103,671
    Net realized gain (loss) ............      4,631,844         (504,580)       (1,130,915)
    Change in unrealized appreciation
        (depreciation) on investments ...        971,979        4,357,540           143,854
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from operations .................     14,814,925       11,877,631         7,116,610
                                             -----------      -----------      ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     14,952,560        8,423,097         5,753,712
    Benefits and other policy-related
        transactions (Note 3) ...........     (5,388,113)      (3,002,993)      (32,021,058)
    Net transfers among funds and
        guaranteed interest account .....     49,220,715       12,678,032         6,117,471
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     58,785,162       18,098,136       (20,149,875)
                                             -----------      -----------      ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (55,324)         (49,594)        (39,868)
                                            -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      73,544,763       29,926,173     (13,073,133)
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     155,140,486      125,214,313     138,287,446
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $228,685,249     $155,140,486    $125,214,313
                                             ============     ============    ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                     FIXED INCOME SERIES (CONCLUDED):             EQUITY SERIES:
                                            --------------------------------------------   ------------------------------
                                                               ALLIANCE                           T. ROWE PRICE
                                                              HIGH YIELD                          EQUITY INCOME
                                                                 FUND                                 FUND
                                            --------------------------------------------    --------------------------
                                               1998            1997            1996             1998          1997*
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 17,442,641    $ 12,128,952    $  8,177,610    $   549,152    $   115,907
    Net realized gain (loss) ............      1,052,131       7,302,187       7,058,612      1,272,326        110,474
    Change in unrealized appreciation
        (depreciation) on investments ...    (29,521,690)      2,958,012       1,840,843        512,068      1,073,548
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................    (11,026,918)     22,389,151      17,077,065      2,333,546      1,299,929
                                            ------------    ------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     36,502,728      26,933,221      19,454,716     11,367,975      2,540,460
    Benefits and other policy-
        related transactions (Note 3) ...    (20,288,710)    (14,530,462)    (16,165,764)    (4,190,748)      (351,660)
    Net transfers among funds and
        guaranteed interest account .....      2,677,159      26,385,799       9,301,980     16,615,531     14,259,773
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     18,891,177      38,788,558      12,590,932     23,792,758     16,448,573
                                            ------------    ------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (6,237)       (189,179)       (209,120)       (25,615)      (285,438)
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      7,858,022      60,988,530      29,458,877     26,100,689     17,463,064
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    162,378,369     101,389,839      71,930,962     17,463,064             --
                                            ------------    ------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $170,236,391    $162,378,369    $101,389,839    $43,563,753    $17,463,064
                                            ============    ============    ============    ===========    ===========

                                                                       EQUITY SERIES:
                                            -----------------------------------------------------------------------
                                                     EQ/PUTNAM                            ALLIANCE
                                                  GROWTH & INCOME                     GROWTH & INCOME
                                                     VALUE FUND                             FUND
                                            -------------------------    ------------------------------------------
                                               1998          1997*          1998            1997           1996
                                            -----------    ----------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    87,004    $   23,618    $   (253,359)   $   277,338    $   370,025
    Net realized gain (loss) ............       339,445        28,304      19,436,864      5,536,668      1,948,613
    Change in unrealized appreciation
        (depreciation) on investments ...       891,041       269,561       3,218,908      7,947,265      2,950,992
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................     1,317,490       321,483      22,402,413     13,761,271      5,269,630
                                            -----------    ----------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     5,099,897     1,149,748      30,251,270     17,923,903     11,382,745
    Benefits and other policy-
        related transactions (Note 3) ...    (1,485,166)     (154,351)    (12,461,722)    (6,498,823)    (2,909,569)
    Net transfers among funds and
        guaranteed interest account .....     6,086,532     4,539,465      23,343,531     25,301,886      5,211,758
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     9,701,263     5,534,862      41,133,079     36,726,966     13,684,934
                                            -----------    ----------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (46,809)     (191,983)       (206,574)      (107,895)      (106,424)
                                            -----------    ----------    ------------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    10,971,944     5,664,362      63,328,918     50,380,342     18,848,140
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     5,664,362            --      87,846,795     37,466,453     18,618,313
                                            -----------    ----------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $16,636,306    $5,664,362    $151,175,713    $87,846,795    $37,466,453
                                            ===========    ==========    ============    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQUITY SERIES (CONTINUED):
                                            ------------------------------------------------------------------------
                                                              ALLIANCE
                                                             EQUITY INDEX                  MERRILL LYNCH BASIC VALUE
                                                                FUND                              EQUITY FUND
                                            -------------------------------------------    --------------------------
                                                1998            1997           1996            1998          1997*
                                            ------------    ------------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,095,841    $  1,632,603    $  1,145,887   $   126,014    $   26,461
    Net realized gain (loss) ............      5,588,532         435,940      11,903,017       874,115        40,394
    Change in unrealized appreciation
        (depreciation) on investments ...     73,609,890      41,607,202       8,996,459      (226,962)      135,003
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from operations .................     81,294,263      43,675,745      22,045,363       773,167       201,858
                                            ------------    ------------     -----------   -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     82,390,480      53,262,239      33,692,683     6,388,355     1,097,822
    Benefits and other policy-
        related transactions (Note 3) ...    (34,756,406)    (18,975,147)    (56,493,042)   (1,430,414)     (135,034)
    Net transfers among funds and
        guaranteed interest account .....     74,806,928      67,867,827      23,434,912     8,794,685     4,661,128
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    122,441,002     102,154,919         634,553    13,752,626     5,623,916
                                            ------------    ------------     -----------   -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (229,250)       (136,089)        (66,020)      (62,140)     (204,337)
                                            ------------    ------------     -----------   -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    203,506,015     145,694,575      22,613,896    14,463,653     5,621,437
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    239,932,086      94,237,511      71,623,615     5,621,437            --
                                            ------------    ------------     -----------   -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $443,438,101    $239,932,086    $ 94,237,511   $20,085,090    $5,621,437
                                            ============    ============    ============   ===========    ==========

                                                                         EQUITY SERIES (CONTINUED):
                                            -------------------------------------------------------------------------------
                                                                   ALLIANCE                                  MFS
                                                                 COMMON STOCK                             RESEARCH
                                                                     FUND                                   FUND
                                            --------------------------------------------------    -------------------------
                                                 1998                1997             1996            1998           1997*
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    1,338,974    $     (767,599)   $    3,505,756    $   (14,907)   $    7,315
    Net realized gain (loss) ............      522,943,560       218,655,522       187,552,444        494,412        88,145
    Change in unrealized appreciation
        (depreciation) on investments ...      122,078,195       272,798,112       112,608,618      3,063,681       249,382
                                            --------------    --------------    --------------    -----------    ----------
    Net increase (decrease) in net assets
        from operations .................      646,360,729       490,686,035       303,666,818      3,543,186       344,842
                                            --------------    --------------    --------------    -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............      322,874,015       282,279,826       271,193,481      6,795,257     1,177,137
    Benefits and other policy-
        related transactions (Note 3) ...     (250,079,870)     (199,662,183)     (154,302,728)    (1,705,211)     (162,042)
    Net transfers among funds and
        guaranteed interest account .....       24,136,275        56,849,823         4,064,266     12,108,388     6,389,251
                                            --------------    --------------    --------------    -----------    ----------

    Net increase (decrease) in net assets
        from policy-related
        transactions.....................       96,930,420       139,467,466       120,955,019     17,198,434     7,404,346
                                            --------------    --------------    --------------    -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (1,609,215)          (86,740)         (429,232)      (208,262)     (321,159)
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      741,681,934       630,066,761       424,192,605     20,533,358     7,428,029
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    2,200,844,640     1,570,777,879     1,146,585,274      7,428,029            --
                                            --------------    --------------    --------------    -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $2,942,526,574    $2,200,844,640    $1,570,777,879    $27,961,387    $7,428,029
                                            ==============    ==============    ==============    ===========    ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------------------------------
                                                                 ALLIANCE                                    ALLIANCE
                                                                 GLOBAL                                   INTERNATIONAL
                                                                  FUND                                        FUND
                                            --------------------------------------------    ---------------------------------------
                                                 1998            1997            1996            1998         1997         1996
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,858,975    $  5,997,760    $  4,705,326    $   707,847   $ 1,089,454   $   411,375
    Net realized gain (loss) ............     50,647,791      56,837,641      23,774,539     (3,596,006)    2,267,768       709,281
    Change in unrealized appreciation
        (depreciation) on investments ...     37,447,314     (12,504,865)     22,092,458      8,296,285    (4,651,627)    1,189,887
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from operations .................     90,954,080      50,330,536      50,572,323      5,408,126    (1,294,405)    2,310,543
                                            ------------    ------------    ------------    -----------   -----------   -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     78,722,218      85,714,413      96,457,308     13,567,993    14,198,839    12,055,154
    Benefits and other policy-
        related transactions (Note 3) ...    (52,796,664)    (48,793,564)    (43,292,191)    (5,406,284)   (4,716,765)   (2,295,079)
    Net transfers among funds and
        guaranteed interest account .....    (21,919,102)    (89,131,113)     (4,363,741)    (4,357,456)   (3,886,303)   17,095,516
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      4,006,452     (52,210,264)     48,801,376      3,804,253     5,595,771    26,855,591
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (475,143)       (147,270)        (93,415)       (39,453)      (27,091)      (21,865)
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     94,485,389      (2,026,998)     99,280,284      9,172,926     4,274,275    29,144,269
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    430,750,306     432,777,304     333,497,020     45,850,482    41,576,207    12,431,938
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $525,235,695    $430,750,306    $432,777,304    $55,023,408   $45,850,482   $41,576,207
                                            ============    ============    ============    ===========   ===========   ===========

                                                                EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------
                                                                                      MORGAN STANLEY
                                                      T. ROWE PRICE               EMERGING MARKETS EQUITY
                                                 INTERNATIONAL STOCK FUND                  FUND
                                            ------------------------------    ------------------------------
                                                 1998              1997*            1998           1997**
                                            -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $   138,710       $   (23,939)     $   13,319      $   13,761
    Net realized gain (loss) ............       354,819           (50,331)       (637,290)        (14,566)
    Change in unrealized appreciation
        (depreciation) on investments ...     2,423,801          (820,718)     (1,863,245)     (1,079,388)
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from operations .................     2,917,330          (894,988)     (2,487,216)     (1,080,193)
                                            -----------       -----------      ----------      ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     7,881,587         2,268,440       2,442,975         323,739
    Benefits and other policy-
        related transactions (Note 3) ...    (2,527,577)         (295,221)       (488,932)         (7,501)
    Net transfers among funds and
        guaranteed interest account .....     8,401,386        12,953,165       4,158,460       2,483,527
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    13,755,396        14,926,384       6,112,503       2,799,765
                                            -----------       -----------      ----------      ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (156,349)           60,283         861,681         807,804
                                            -----------       -----------      ----------      ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,516,377        14,091,679       4,486,968       2,527,376
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    14,091,679                --       2,527,376              --
                                            -----------       -----------      ----------      ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $30,608,056       $14,091,679      $7,014,344      $2,527,376
                                            ===========       ===========      ==========      ==========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
+  Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQUITY SERIES (CONCLUDED):
                                            ----------------------------------------------------------------------------
                                                                ALLIANCE
                                                             AGGRESSIVE STOCK                   WARBURG PINCUS SMALL
                                                                 FUND                            COMPANY VALUE FUND
                                            ----------------------------------------------    --------------------------
                                                1998             1997             1996           1998           1997*
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (1,119,907)   $  (3,987,514)   $ (2,425,125)   $     3,173    $   (23,238)
    Net realized gain (loss) ............       6,840,149      107,947,093     163,630,203       (142,969)       140,194
    Change in unrealized appreciation
        (depreciation) on investments ...      (5,980,406)     (13,921,615)    (33,653,883)    (3,986,631)      (228,709)
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................        (260,164)      90,037,964     127,551,195     (4,126,427)      (111,753)
                                            -------------    -------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     172,792,283      179,662,167     167,830,465     13,378,658      4,397,634
    Benefits and other policy-
        related transactions (Note 3) ...    (115,442,947)    (107,529,554)    (85,246,883)    (4,042,103)      (608,891)
    Net transfers among funds and
        guaranteed interest account .....     (43,660,488)       1,712,877      28,481,572      7,112,707     20,737,304
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      13,688,848       73,845,490     111,065,154     16,449,262     24,526,047
                                            -------------    -------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         308,967         (442,155)       (205,349)        31,073       (114,120)
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      13,737,651      163,441,299     238,411,000     12,353,908     24,300,174
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     957,040,430      793,599,131     555,188,131     24,300,174             --
                                            -------------    -------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $970,778,081     $957,040,430    $793,599,131    $36,654,082    $24,300,174
                                             ============     ============    ============    ===========    ===========

                                                          EQUITY SERIES (CONCLUDED):
                                            --------------------------------------------------------
                                             ALLIANCE SMALL CAP GROWTH       MFS EMERGING GROWTH
                                                        FUND                    COMPANIES FUND
                                            --------------------------    --------------------------
                                                1998           1997*         1998            1997*
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (211,223)   $   (37,351)   $  (156,515)   $     5,523
    Net realized gain (loss) ............    (7,585,521)       (63,375)     4,270,964        458,032
    Change in unrealized appreciation
        (depreciation) on investments ...     8,009,143        771,812      6,824,857        171,320
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................       212,399        671,086     10,939,306        634,875
                                            -----------    -----------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    14,863,783      2,947,848     11,533,783      1,598,358
    Benefits and other policy-
        related transactions (Note 3) ...    (3,897,615)      (599,875)    (2,705,605)      (294,924)
    Net transfers among funds and
        guaranteed interest account .....    15,043,596     19,670,856     25,975,152      8,886,415
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    26,009,764     22,018,829     34,803,330     10,189,849
                                            -----------    -----------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (116,777)      (324,052)      (153,261)      (449,170)
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    26,105,386     22,365,863     45,589,375     10,375,554
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    22,365,863             --     10,375,554             --
                                            -----------    -----------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $48,471,249    $22,365,863    $55,964,929    $10,375,554
                                            ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                    ASSET ALLOCATION SERIES:
                                            ------------------------------------------------------------------------
                                                               ALLIANCE                           EQ/PUTNAM
                                                         CONSERVATIVE INVESTORS                    BALANCED
                                                                 FUND                               FUND
                                            --------------------------------------------    ------------------------
                                                1998             1997           1996           1998           1997*
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  6,224,160    $  6,151,782    $  6,690,887    $   92,355    $   43,727
    Net realized gain (loss) ............     12,201,904       6,305,200       3,677,543       419,996        31,680
    Change in unrealized appreciation
        (depreciation) on investments ...      5,279,818       8,528,010      (2,661,985)      (10,350)      270,232
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from operations .................     23,705,882      20,984,992       7,706,445       502,001       345,639
                                            ------------    ------------    ------------    ----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     26,438,125      30,425,833      38,133,118     1,733,126       213,829
    Benefits and other policy-related
        transactions (Note 3) ...........    (23,690,706)    (24,998,155)    (25,456,269)     (429,944)      (60,092)
    Net transfers among funds and
        guaranteed interest account .....     (6,267,736)    (18,978,233)    (18,095,700)    2,537,998     1,458,185
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     (3,520,317)    (13,550,555)     (5,418,851)    3,841,180     1,611,922
                                            ------------    ------------    ------------    ----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (109,508)       (113,620)        (36,213)     (122,431)     (289,774)
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     20,076,057       7,320,817       2,251,381     4,220,750     1,667,787
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    181,659,297     174,338,480     172,087,099     1,667,787            --
                                            ------------    ------------    ------------    ----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $201,735,354    $181,659,297    $174,338,480    $5,888,537    $1,667,787
                                            ============    ============    ============    ==========    ==========

                                                       ASSET ALLOCATION SERIES:
                                            --------------------------------------------
                                                             ALLIANCE
                                                         GROWTH INVESTORS
                                                               FUND
                                            --------------------------------------------
                                                 1998          1997             1996
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 13,057,134    $ 14,710,285    $ 11,757,729
    Net realized gain (loss) ............     85,805,363      53,312,210      75,274,214
    Change in unrealized appreciation
        (depreciation) on investments ...     52,648,959      47,905,948     (14,635,180)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from operations .................    151,511,456     115,928,443      72,396,763
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    128,264,748     139,280,509     159,654,177
    Benefits and other policy-related
        transactions (Note 3) ...........    (99,015,298)    (95,656,635)    (81,943,749)
    Net transfers among funds and
        guaranteed interest account .....    (25,554,600)    (35,207,298)     (7,652,116)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      3,694,850       8,416,576      70,058,312
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (477,628)         79,090         (93,120)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    154,728,678     124,424,109     142,361,955
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    822,663,730     698,239,621     555,877,666
                                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $977,392,408    $822,663,730    $698,239,621
                                            ============    ============    ============

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     ASSET ALLOCATION SERIES (CONCLUDED):
                                              ---------------------------------------------------------------------------------
                                                                  ALLIANCE                               MERRILL LYNCH
                                                                  BALANCED                               WORLD STRATEGY
                                                                   FUND                                      FUND
                                              -----------------------------------------------    ------------------------------
                                                  1998             1997            1996              1998              1997*
                                              -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income .................   $  9,701,879     $ 11,212,220     $ 10,604,542     $   24,281       $   14,446
    Net realized gain (loss) ..............     44,259,317       27,027,612       33,240,237         19,432           35,369
    Change in unrealized appreciation
        (depreciation) on investments .....     20,466,577       18,495,462         (714,363)       225,660          (37,926)
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from operations ...................     74,427,773       56,735,294       43,130,416        269,373           11,889
                                              ------------     ------------     ------------     ----------       ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) .................     46,234,769       48,722,966       60,530,048      1,050,984          334,133
    Benefits and other policy-related
        transactions (Note 3) .............    (48,368,610)     (48,611,396)     (50,274,632)      (294,100)         (41,646)
    Net transfers among funds and
        guaranteed interest account .......     (4,765,223)     (55,377,177)     (22,122,080)     1,271,852        1,374,499
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from policy related-transactions ..     (6,899,064)     (55,265,607)     (11,866,664)     2,028,736        1,666,986
                                              ------------     ------------     ------------     ----------       ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .......       (304,161)          (4,006)        (134,906)      (119,245)         (94,148)
                                              ------------     ------------     ------------     ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ..........     67,224,548        1,465,681       31,128,846      2,178,864        1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    BEGINNING OF PERIOD ...................    431,159,736      429,694,055      398,565,209      1,584,727               --
                                              ------------     ------------     ------------     ----------       ----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    END OF PERIOD .........................   $498,384,284     $431,159,736     $429,694,055     $3,763,591       $1,584,727
                                              ============     ============     ============     ==========       ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust.

     Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

     EQFC and EDI earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account supports the operations of Incentive Life, Incentive Life
     2000, Incentive Life Plus(SM), IL Protector(SM) and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

     Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

     Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
     (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
     years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

     The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.   Asset Charges

     Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:

                          MORTALITY AND
                            EXPENSE       MORTALITY   ADMINISTRATIVE   TOTAL
                          -------------   ---------   --------------   -----

   Incentive Life,
   Incentive Life 2000,
   Incentive Life Plus,
     Second Series,
   Champion 2000 (a)           .60%                                     .60%
   IL Plus Original
   Series, IL COLI (b)         .85%                                     .85%
   Survivorship 2000 (a)       .90%                                     .90%
   IL Protector (a)            .80%                                     .80%
   SP Flex (a)                 .85%           .60%         .35%        1.80%
   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.

     Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

     The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

     Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Amounts Retained by Equitable Life in Separate Account FP

     The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
     (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

     Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

     The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                    YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------
          INVESTMENT FUND                                     1998            1997            1996
          ---------------                                     ----            ----            ----
          Fixed Income Series:
             Alliance Money Market                         $  (1,591,380)            --            --
             Alliance Intermediate Government Securities        (685,662)            --            --
             Alliance Quality Bond                            (1,509,018)            --     $(125,000)
             Alliance High Yield                              (1,839,368)            --            --
          Equity Series:
             T. Rowe Price Equity Income                      (1,667,503)    $1,300,000            --
             EQ/Putnam Growth & Income Value                  (1,391,562)     1,200,000            --
             Alliance Growth & Income                         (1,285,852)            --       (75,000)
             Alliance Equity Index                            (2,293,340)            --            --
             Merrill Lynch Basic Value Equity                 (1,459,281)     1,200,000            --
             Alliance Common Stock                           (17,381,053)            --      (185,000)
             MFS Research                                     (2,558,541)     2,000,000            --
             Alliance Global                                  (3,632,595)            --            --
             Alliance International                             (398,118)            --            --
             T. Rowe Price International Stock                (4,170,518)     4,000,000            --
             Morgan Stanley Emerging Markets Equity              (21,425)     4,000,000            --
             Alliance Aggressive Stock                        (6,122,856)            --      (125,000)
             Warburg Pincus Small Company Value                 (790,600)       600,000            --
             Alliance Small Cap Growth                        (1,675,446)     1,200,000            --
             MFS Emerging Growth Companies                    (2,732,997)     2,000,000            --
          Asset Allocation Series:
             Alliance Conservative Investors                  (1,502,507)            --       (80,000)
             EQ/Putnam Balanced                               (2,310,799)     2,000,000            --
             Alliance Growth Investors                        (5,613,223)            --      (175,000)
             Alliance Balanced                                (3,367,411)            --       (90,000)
             Merrill Lynch World Strategy                       (861,511)     2,000,000            --

5.   Distribution and Servicing Agreements

     Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.   Investment Returns

     The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

     The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

FIXED INCOME SERIES:

                                                                          YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND           1998      1997      1996      1995     1994      1993      1992      1991      1990     1989
--------------------------           ----      ----      ----      ----     ----      ----      ----      ----      ----     ----
Gross return ...................     5.34%     5.42%     5.33%     5.74%     4.02%     3.00%     3.56%     6.18%     8.24%   9.18%
Net return .....................     4.71%     4.79%     4.70%     5.11%     3.39%     2.35%     2.94%     5.55%     7.59%   8.53%

                                                                                                                      APRIL 1(a) TO
                                                                          YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                                                    ----------------------------------------------------------------  -------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND    1998       1997       1996       1995     1994     1993    1992        1991
------------------------------------------------    ----       ----       ----       ----     ----     ----    ----        ----
Gross return ...................................    7.74%      7.29%      3.78%     13.33%   (4.37)%  10.58%   5.60%      12.26%
Net return .....................................    7.10%      6.65%      3.15%     12.65%   (4.95)%   9.88%   4.96%      11.60%

                                                                                                   OCTOBER 1(a) TO
                                                             YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                   ----------------------------------------        ---------------
ALLIANCE QUALITY BOND FUND                          1998    1997    1996     1995    1994              1993
--------------------------                          ----    ----    ----     ----    ----              ----
Gross return ..............................         8.69%   9.14%   5.36%   17.02%  (5.10)%           (0.51)%
Net return ................................         8.03%   8.49%   4.73%   16.32%  (5.67)%           (0.66)%

                                                                         YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND              1998      1997     1996     1995    1994      1993     1992     1991    1990     1989
------------------------              ----      ----     ----     ----    ----      ----     ----     ----    ----     ----
Gross return .....................   (5.15)%   18.47%   22.89%   19.92%  (2.79)%   23.15%   12.31%   24.46%  (1.12)%   5.13%
Net return .......................   (5.72)%   17.76%   22.14%   19.20%  (3.37)%   22.41%   11.64%   23.72%  (1.71)%   4.50%

EQUITY SERIES:

                                                     YEAR ENDED     MAY 1(a) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                    ------------    ------------
T. ROWE PRICE EQUITY INCOME FUND                        1998            1997
--------------------------------                        ----            ----
Gross return ...................................        9.11%          22.11%
Net return .....................................        8.42%          21.64%

                                                     YEAR ENDED     MAY 1(a) TO
                                                     DECEMBER 31,   DECEMBER 31,
                                                     ------------   ------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                    1998           1997
------------------------------------                    ----           ----
Gross return .....................................     12.75%         16.23%
Net return .......................................     12.14%         15.75%

                                                                                                OCTOBER 1(a) TO
                                                YEARS ENDED DECEMBER 31,                         DECEMBER 31,
                                        -------------------------------------------------        ------------
ALLIANCE GROWTH & INCOME FUND            1998       1997       1996       1995       1994           1993
-----------------------------            ----       ----       ----       ----       ----           ----
Gross return ......................     20.86%     26.90%     20.09%     24.07%     (0.58)%        (0.25)%
Net return ........................     20.14%     25.99%     19.36%     23.33%     (1.17)%        (0.41)%

                                                                                      SEPTEMBER 30(a)
                                               YEARS ENDED DECEMBER 31,               TO DECEMBER 31,
                                        ----------------------------------------      ---------------
ALLIANCE EQUITY INDEX FUND               1998       1997       1996       1995            1994
--------------------------              -------    -------    -------    -------         -------
Gross return ......................     28.07%     32.58%     22.39%     36.48%           1.08%
Net return ........................     27.30%     31.77%     21.65%     35.66%           0.58%

----------

* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONTINUED):

                                                  YEAR ENDED       MAY 1(a) TO
                                                 DECEMBER 31,      DECEMBER 31,
                                                 ------------      ------------

MERRILL LYNCH BASIC VALUE EQUITY FUND                1998              1997
-------------------------------------                ----              ----
Gross return..................................       11.59%            16.99%
Net return....................................       10.91%            16.55%

                                                                    YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND          1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
-------------------------           ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  29.39%    29.40%   24.28%   32.45%   (2.14)%  24.84%    3.22%    37.88%   (8.12)%  25.59%
Net return.......................  28.61%    28.44%   23.53%   31.66%   (2.73)%  24.08%    2.60%    37.06%   (8.67)%  24.84%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
MFS RESEARCH FUND                                    1998                  1997
-----------------                                    ----                  ----
Gross return..................................       24.11%                16.07%
Net return....................................       23.36%                15.59%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND                1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
--------------------                ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  21.80%    11.66%   14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return.......................  21.07%    10.88%   13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%

                                                                                    APRIL 3(a) TO
                                            YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                  --------------------------------------------    ----------------
ALLIANCE INTERNATIONAL FUND            1998            1997          1996               1995
---------------------------            ----            ----          ----              ------
Gross return.....................     10.57%          (2.98)%        9.82%             11.29%
Gross return.....................      9.90%          (3.63)%        9.15%             10.79%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND               1998                  1997
--------------------------------------               ----                  ----
Gross return..................................       13.68%              (1.49)%
Net return....................................       13.01%              (1.90)%

                                                  YEAR ENDED          AUGUST 20(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND          1998                  1997
-------------------------------------------          ----                  ----
Gross return..................................      (27.10)%              (20.16)%
Net return....................................      (27.46)%              (20.37)%

                                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND      1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
------------------------------      ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................   0.29%    10.94%   22.20%   31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return.......................  (0.31)%   10.14%   21.46%   30.85%   (4.39)%  16.05%   (3.74)%   85.75%    7.51%   42.64%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     --------------
WARBURG PINCUS SMALL COMPANY VALUE FUND              1998                  1997
---------------------------------------              ----                  ----
Gross return..................................      (10.02)%               19.15%
Net return....................................      (10.55)%               18.65%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONCLUDED):

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
ALLIANCE SMALL CAP GROWTH FUND                       1998                  1997
------------------------------                       ----                  ----
Gross return..................................       (4.28)%               26.74%
Net return....................................       (4.85)%               26.18%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MFS EMERGING GROWTH COMPANIES FUND                   1998                  1997
----------------------------------                   ----                  ----
Gross return..................................       34.57%                22.42%
Net return....................................       33.71%                21.95%

ASSET ALLOCATION SERIES:

                                                                                                         OCTOBER 2(a)
                                                                                                             TO
ALLIANCE CONSERVATIVE                              YEARS ENDED DECEMBER 31,                              DECEMBER 31,
----------------------  ----------------------------------------------------------------------------     ------------
INVESTORS FUND           1998     1997     1996    1995     1994     1993     1992     1991     1990         1989
--------------           ----     ----     ----    ----     ----     ----     ----     ----     ----         ----
Gross return.........   13.88%   13.25%   5.21%   20.40%   (4.10)%  10.76%    5.72%   19.87%    6.37%        3.09%
Net return...........   13.20%   12.55%   4.57%   19.68%   (4.67)%  10.15%    5.09%   19.16%    5.73%        2.94%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               ------------------    ------------------
EQ/PUTNAM BALANCED FUND                              1998                   1997
-----------------------                              ----                   ----
Gross return..................................       11.92%                 14.38%
Net return....................................       11.14%                 14.02%

                                                                                                                    OCTOBER 2(a)
                                                                                                                         TO
                                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                  -----------------------------------------------------------------------------   -----------------
ALLIANCE GROWTH INVESTORS FUND    1998     1997     1996     1995     1994     1993     1992     1991     1990         1989
------------------------------    ----     ----     ----     ----     ----     ----     ----     ----     ----         ----
Gross return................     19.13%   16.87%   12.61%   26.37%   (3.15)%  15.26%    4.90%   48.89%   10.66%       3.98%
Net return..................     18.41%   16.07%   11.93%   25.62%   (3.73)%  14.58%    4.27%   48.01%   10.00%       3.82%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND              1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
----------------------              ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  18.11%    15.06%   11.68%   19.75%   (8.02)%  12.28%   (2.84)%   41.26%    0.24 %  25.83%
Net return.......................  17.40%    14.30%   11.00%   19.03%   (8.57)%  11.64%   (3.42)%   40.42%   (0.36)%  25.08%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MERRILL LYNCH WORLD STRATEGY FUND                    1998                  1997
---------------------------------                    ----                  ----
Gross return..................................      6.81%                 4.70%
Net return....................................      6.18%                 4.29%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

FIXED INCOME SERIES:

                                                                                                             AUGUST 17(a)
                                                                                                                  TO
                                                                    YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE MONEY MARKET FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................    5.34%    5.42%    5.33%    5.74%     4.02%    3.00%         1.11%
Net return.....................................    4.39%    4.47%    4.38%    4.80%     3.08%    2.04%         0.77%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND   1998     1997     1996      1995     1994     1993          1992
------------------------------------------------   ----     ----     ----      ----     ----     ----          ----
Gross return...................................    7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%         0.90%
Net return.....................................    6.78%    6.33%    2.84%    12.31%   (5.23)%   9.55%         0.56%

                                                                                                  OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 -----------------------------------------------  -----------------
ALLIANCE QUALITY BOND FUND                         1998     1997     1996      1995     1994            1993
--------------------------                         ----     ----     ----      ----     ----            ----
Gross return...................................    8.69%    9.14%    5.36%    17.02%   (5.10)%        (0.51)%
Net return.....................................    7.71%    8.16%    4.41%    15.97%   (5.95)%        (0.73)%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                       YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE HIGH YIELD FUND                           1998     1997     1996      1995     1994     1993          1992
-------------------------                          ----     ----     ----      ----     ----     ----          ----
Gross return...................................   (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%         1.84%
Net return.....................................   (6.00)%  17.40%   21.77%    18.84%   (3.66)%  22.04%         1.50%

EQUITY SERIES:

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,         DECEMBER 31,
                                                 -----------------     --------------
T. ROWE PRICE EQUITY INCOME FUND                       1998                 1997
--------------------------------                       ----                 ----
Gross return...................................       9.11%                22.11%
Net return.....................................       8.09%                21.40%

                                                   YEAR ENDED           MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------     ---------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                   1998                 1997
------------------------------------                   ----                 ----
Gross return...................................       12.75%               16.23%
Net return.....................................       11.81%               15.52%



                                                                                                   OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 ------------------------------------------------  ----------------
ALLIANCE GROWTH & INCOME FUND                       1998     1997     1996     1995     1994            1993
-----------------------------                       ----     ----     ----     ----     ----            ----
Gross return...................................    20.86%   26.90%   20.09%   24.07%   (0.58)%        (0.25)%
Net return.....................................    19.78%   25.61%   19.00%   22.96%   (1.47)%        (0.48)%

                                                                                          MARCH 1(a) TO
                                                       YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                 --------------------------------------  -----------------
ALLIANCE EQUITY INDEX FUND                         1998      1997     1996     1995            1994
--------------------------                         ----      ----     ----     ----            ----
Gross return...................................     28.07%  32.58%   22.39%   36.48%          1.08%
Net return.....................................     26.92%  31.38%   21.28%   35.26%          0.33%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONTINUED):

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MERRILL LYNCH BASIC VALUE EQUITY FUND                  1998                  1997
-------------------------------------                  ----                  ----
Gross return...................................        11.59%                16.99%
Net return.....................................        10.58%                16.32%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                 YEARS ENDED DECEMBER 31,                   DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE COMMON STOCK FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................   29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%         5.28%
Net return.....................................   28.22%   28.06%   23.15%    31.26%   (3.02)%  23.70%         4.93%

                                                   YEAR ENDED            MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------      --------------
MFS RESEARCH FUND                                      1998                 1997
-----------------                                      ----                 ----
Gross return...................................        24.11%               16.07%
Net return.....................................        22.99%               15.36%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GLOBAL FUND                               1998     1997     1996      1995     1994     1993          1992
--------------------                               ----     ----     ----      ----     ----     ----          ----
Gross return...................................   21.80%   11.66%   14.60%    18.81%    5.23%   32.09%         4.87%
Net return.....................................   20.70%   10.54%   13.56%    17.75%    4.29%   30.93%         4.52%

                                                                                      APRIL 3(a) TO
                                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                 ----------------------------------  ----------------
ALLIANCE INTERNATIONAL FUND                          1998       1997       1996            1995
---------------------------                          ----       ----       ----            ----
Gross return...................................      10.57%    (2.98)%     9.82%          11.29%
Net return.....................................       9.57%    (3.93)%     8.82%          10.55%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND                 1998                  1997
--------------------------------------                 ----                  ----
Gross return...................................        13.68%                (1.49)%
Net return.....................................        12.67%                (2.10)%

                                                    YEAR ENDED         AUGUST 20(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND            1998                  1997
-------------------------------------------            ----                  ----
Gross return...................................       (27.10)%              (20.16)%
Net return.....................................       (27.68)%              (20.46)%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONCLUDED):

                                                                                                            MARCH 1(a) TO
                                                                YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                                                 --------------------------------------------------------  ----------------
ALLIANCE AGGRESSIVE STOCK FUND                     1998     1997     1996      1995     1994     1993           1992
------------------------------                     ----     ----     ----      ----     ----     ----           ----
Gross return...................................    0.29 %  10.94%   22.20%    31.63%   (3.81)%  16.77%          11.49%
Net return.....................................   (0.62)%   9.81%   21.09%    30.46%   (4.68)%  15.70%          11.11%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
WARBURG PINCUS SMALL COMPANY VALUE FUND                1998                  1997
---------------------------------------                ----                  ----
Gross return...................................       (10.02)%               19.15%
Net return.....................................       (10.82)%               18.41%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
ALLIANCE SMALL CAP GROWTH FUND                         1998                  1997
------------------------------                         ----                  ----
Gross return...................................       (4.28)%               26.74%
Net return.....................................       (5.14)%               25.92%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
MFS EMERGING GROWTH COMPANIES FUND                     1998                  1997
----------------------------------                     ----                  ----
Gross return...................................        34.57%                22.42%
Net return.....................................        33.31%                21.70%

ASSET ALLOCATION SERIES:

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE CONSERVATIVE INVESTORS FUND               1998     1997     1996      1995     1994     1993           1992
------------------------------------               ----     ----     ----      ----     ----     ----           ----
Gross return...................................   13.88%   13.25%    5.21%    20.40%   (4.10)%  10.76%           1.38%
Net return.....................................   12.85%   12.21%    4.26%    19.32%   (4.96)%   9.81%           1.04%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
EQ/PUTNAM BALANCED FUND                                1998                  1997
-----------------------                                ----                  ----
Gross return...................................        11.92%               14.38%
Net return.....................................        10.81%               13.79%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                       YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GROWTH INVESTORS FUND                     1998     1997     1996      1995     1994     1993          1992
------------------------------                     ----     ----     ----      ----     ----     ----          ----
Gross return...................................   19.13%   16.87%   12.61%    26.37%   (3.15)%  15.26%         6.89%
Net return.....................................   18.06%   15.72%   11.59%    25.24%   (4.02)%  14.24%         6.53%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                      YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE BALANCED FUND                             1998     1997     1996      1995     1994     1993          1992
----------------------                             ----     ----     ----      ----     ----     ----          ----
Gross return...................................   18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%         5.37%
Net return.....................................   17.05%   13.96%   10.67%    18.68%   (8.84)%  11.30%         5.02%

                                                YEAR ENDED         MAY 1(a) TO
                                               DECEMBER 31,        DECEMBER 31,
                                             -----------------   ---------------
MERRILL LYNCH WORLD STRATEGY FUND                  1998                1997
---------------------------------                  ----                ----
Gross return...............................        6.81%               4.70%
Net return.................................        5.86%               4.08%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

FIXED INCOME SERIES:

                                                                  YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                                1998               1997               1996               1995
                                                ----               ----               ----               ----
Alliance Money Market Fund............          5.34 %             5.42%              5.33%              5.69%
Alliance Intermediate Government
Securities Fund.......................          7.74 %             7.29%              3.78%             13.31%
Alliance Quality Bond Fund............          8.69 %             9.14%              5.36%             17.13%
Alliance High Yield Fund..............         (5.15)%            18.47%             22.89%             19.95%

EQUITY SERIES:

                                          YEAR ENDED DECEMBER 31,       MAY 1 TO DECEMBER 31,(a)
                                        -------------------------     ----------------------------
                                                    1998                        1997
                                                    ----                        ----
T. Rowe Price Equity Income Fund......               9.11%                       22.13%
EQ/Putnam Growth & Income
Value Fund............................              12.75%                       14.48%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Growth & Income Fund.........           20.86%                 26.90%                20.09%                 24.38%
Alliance Equity Index Fund............           28.07%                 32.57%                22.38%                 36.53%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----

Merrill Lynch Basic Value
Equity Fund...........................           11.59%                   17.02%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Common Stock Fund............           29.39%                  29.40%                24.28%                33.07%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----
MFS Research Fund.....................           24.11%                  16.05%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Global Fund..................           21.80%                  11.66%                14.60%                19.38%

                                                YEARS ENDED DECEMBER 31,                 APRIL 30 TO DECEMBER 31, (a)
                                        -------------------------------------       -----------------------------------
                                                1998                1997                 1996                1995
                                                ----                ----                 ----                ----
Alliance International Fund...........          10.57%             (3.05)%              9.81%              11.29%

----------
 *   Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

EQUITY SERIES (CONCLUDED):

                                             YEAR ENDED              MAY 1 TO
                                            DECEMBER 31,         DECEMBER 31,(a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
T. Rowe Price International
Stock Fund............................         13.68%                (1.50)%

                                             YEAR ENDED           AUGUST 20 TO
                                           DECEMBER 31,         DECEMBER 31, (a)
                                        ---------------------  -----------------

                                                1998                   1997
                                                ----                   ----
Morgan Stanley Emerging Markets
Equity Fund...........................          (27.10)%              (20.19)%

                                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Aggressive Stock Fund........          0.29%                 10.94%              22.20%              33.00%

                                             YEAR ENDED            MAY 1 TO
                                            DECEMBER 31,       DECEMBER 31, (a)
                                        ------------------   -----------------
                                                1998                 1997
                                                ----                 ----
Warburg Pincus Small Company
Value Fund............................          (10.02)%             19.13%
Alliance Small Cap Growth Fund........           (4.28)%             26.69%
MFS Emerging Growth
Companies Fund........................            34.57%             22.44%

ASSET ALLOCATION SERIES:

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Conservative Investors Fund..         13.88%                  13.25%              5.21%               20.59%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        -------------------    -----------------
                                                1998                   1997
                                                ----                   ----
EQ/Putnam Balanced Fund...............         11.92%                  14.48%

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                 1996               1995
                                                ----                   ----                 ----               ----
Alliance Growth Investors Fund........         19.13%                 16.87%                12.61%             26.92%
Alliance Balanced Fund................         18.11%                 15.06%                11.68%             20.32%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
Merrill Lynch World Strategy Fund.....          6.81%                  4.71%

----------
*    Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

FIXED INCOME SERIES:

                                                       YEARS ENDED DECEMBER 31,                  AUGUST 5(a) TO DECEMBER 31,
                                             ---------------------------------------------      -----------------------------
                                                   1998                        1997                        1996
                                                   ----                        ----                        ----
ALLIANCE MONEY MARKET FUND
--------------------------
Gross return .........................             5.34%                       5.42%                      5.33%
Net return ...........................             4.50%                       4.57%                      2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
--------------------------------
SECURITIES
----------
Gross return .........................             7.74%                       7.29%                      3.78%
Net return ...........................             6.88%                       6.43%                      4.49%

ALLIANCE QUALITY BOND FUND
--------------------------
Gross return .........................             8.69%                       9.14%                      5.36%
Net return ...........................             7.82%                       8.27%                      7.86%

ALLIANCE HIGH YIELD FUND
------------------------
Gross return .........................            (5.15)%                     18.47%                     22.89%
Net return ...........................            (5.91)%                     17.52%                     13.90%

EQUITY SERIES:

                                                YEAR ENDED
                                                DECEMBER 31,          MAY 1(a) TO DECEMBER 31,
                                          -----------------------    ---------------------------
                                                   1998                        1997
                                                   ----                        ----
T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
Gross return .........................             9.11%                      22.11%
Net return ...........................             8.20%                      21.48%

EQ/PUTNAM GROWTH & INCOME
-------------------------
VALUE FUND
----------
Gross return .........................            12.75%                      16.23%
Net return ...........................            11.92%                      13.87%

                                                       YEARS ENDED DECEMBER 31,              AUGUST 5(a) TO DECEMBER, 31,
                                               --------------------------------------     ---------------------------------
                                                   1998                        1997                    1996
                                                   ----                        ----                    ----
ALLIANCE GROWTH & INCOME FUND
-----------------------------
Gross return .........................            20.86%                      26.90%                 20.09%
Net return ...........................            19.90%                      25.74%                 15.63%

ALLIANCE EQUITY INDEX FUND
--------------------------
Gross return .........................            28.07%                      32.58%                 22.39%
Net return ...........................            27.05%                      31.51%                 16.25%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONTINUED):

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                         -------------------------   -------------------------
                                                   1998                         1997
                                                   ----                         ----
MERRILL LYNCH BASIC VALUE
EQUITY FUND
-----------
Gross return .........................            11.59%                       16.99%
Net return ...........................            10.69%                       16.40%

                                                        YEAR ENDED DECEMBER 31,                 AUGUST 5(a) TO DECEMBER 31,
                                                  ----------------------------------          ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE COMMON STOCK FUND
--------------------------
Gross return .........................            29.39%                       29.40%                     24.28%
Net return ...........................            28.35%                       28.18%                     17.44%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MFS RESEARCH FUND
-----------------
Gross return .........................            24.11%                       16.07%
Net return ...........................            23.11%                       15.43%

                                                        YEAR ENDED DECEMBER 31,                   AUGUST 5(a) TO DECEMBER, 31,
                                                  ----------------------------------            ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE GLOBAL FUND
--------------------
Gross return .........................            21.80%                       11.66%                     14.60%
Net return ...........................            20.83%                       10.65%                      6.78%

ALLIANCE INTERNATIONAL FUND
---------------------------
Gross return .........................            10.57%                       (2.98)%                     9.82%
Net return ...........................             9.68%                       (3.83)%                     2.11%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Gross return .........................            13.68%                       (1.49)%
Net return ...........................            12.79%                       (2.03)%

                                          YEAR ENDED DECEMBER 31,     AUGUST 20(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
-----------
Gross return .........................           (27.10)%                     (20.16)%
Net return ...........................           (27.60)%                     (20.43)%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONCLUDED):

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Gross return .........................             0.29%                        10.94%                     22.20%
Net return ...........................            (0.52)%                        9.92%                      6.22%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        -------------------------     ---------------------------
                                                    1998                         1997
                                                    ----                         ----
WARBURG PINCUS SMALL COMPANY
----------------------------
VALUE FUND
----------
Gross return .........................           (10.02)%                       19.15%
Net return ...........................           (10.73)%                       18.49%

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Gross return .........................            (4.28)%                       26.74%
Net return ...........................            (5.04)%                       26.01%

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Gross return .........................            34.57%                        22.42%
Net return ...........................            33.44%                        21.78%

ASSET ALLOCATION SERIES:

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Gross return .........................            13.88%                        13.25%                      5.21%
Net return ...........................            12.97%                        12.32%                      7.94%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
EQ/PUTNAM BALANCED FUND
----------------------------
Gross return .........................            11.92%                        14.38%
Net return ...........................            10.92%                        13.87%

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Gross return .........................            19.13%                        16.87%                     12.61%
Net return ...........................            18.18%                        15.84%                      9.38%

ALLIANCE BALANCED FUND
----------------------
Gross return .........................            18.11%                        15.06%                     11.68%
Net return ...........................            17.17%                        14.07%                      8.67%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Gross return .........................             6.81%                         4.70%
Net return ...........................             5.97%                         4.15%

----------

*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SP-FLEX
-------

FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.34%    5.42%    5.33%    5.74%     4.02%    3.00%    3.56%    6.17%     8.24%    9.18%
Net return................      3.46%    3.54%    3.44%    3.86%     2.17%    1.13%    1.71%    4.29%     6.30%    7.24%

                                                                                               APRIL 1(a) TO
ALLIANCE INTERMEDIATE                             YEARS ENDED DECEMBER 31,                      DECEMBER 31,
---------------------         ---------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1998     1997     1996      1995     1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............      7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%    5.60%       12.10%
Net return................      5.82%    5.38%    1.91%    11.31%   (6.08)%   8.57%    3.71%       10.59%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                   YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                              --------------------------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1998           1997            1996            1995            1994
--------------------------          ----           ----            ----            ----            ----
Gross return..............         8.69%           9.14%          5.36%           17.02%         (2.20)%
Net return................         6.75%           7.19%          3.47%           14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%   12.31%    24.46%   (1.12)%   5.13%
Net return................     (6.84)%  16.35%   20.68%    17.79%   (4.52)%  20.96%   10.30%    22.25%   (2.89)%   3.26%

EQUITY SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                      YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME FUND       1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         20.86%          26.90%         20.09%          24.07%         (3.40)%
Net return................         18.71%          24.50%         17.93%          21.87%         (3.55)%

ALLIANCE EQUITY INDEX FUND          1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         28.07%         32.58%          22.39%          36.48%         (2.54)%
Net return................         25.79%         30.21%          20.19%          34.06%         (2.69)%

                                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%    3.23%    37.87%   (8.12)%  25.59%
Net return................     27.08%   26.91%   22.04%    30.10%   (3.88)%  22.60%    1.38%    35.43%   (9.76)%  23.36%

ALLIANCE GLOBAL FUND            1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     21.80%   11.66%   14.60%    18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return................     19.63%    9.56%   12.54%    16.70%    3.36%   29.77%   (2.28)%   28.23%   (7.75)%  24.67%

                                                                               APRIL 3(a) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1998           1997            1996            1995
---------------------------         ----           ----            ----            ----
Gross return..............        10.57%          (3.05)%         9.82%           11.29%
Net return................         8.60%          (4.78)%         7.84%            9.82%

                                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       0.29%  10.94%   22.20%    31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return................     (1.50)%   8.83%   20.00%    29.30%   (5.53)%  14.67%   (4.89)%   83.54%    6.23%   40.95%


----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

RATES OF RETURN (CONCLUDED):
SP-FLEX
-------

ASSET ALLOCATION SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                   TO
ALLIANCE CONSERVATIVE                                   YEARS ENDED DECEMBER 31,               DECEMBER 31,
-----------------------       --------------------------------------------------------------------------------
INVESTORS FUND                      1998           1997            1996            1995            1994
--------------                      ----           ----            ----            ----            ----
Gross return..................      13.88%        13.25%          5.21%           20.40%         (1.83)%
Net return....................      11.85%        11.21%          3.32%           18.26%         (1.98)%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1998           1997            1996            1995            1994
------------------------------      ----           ----            ----            ----            ----
Gross return..................      19.13%        16.87%          12.61%          26.37%         (3.16)%
Net return....................      17.00%        14.69%          10.58%          24.12%         (3.31)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%   (2.83)%   41.27%    0.24 %  25.83%
Net return.................... 16.01%   12.94%    9.67%    17.62%   (9.66)%  10.31%   (4.57)%   38.75%   (1.56)%  23.59%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-34

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

APPENDIX A




--------------------------------------------------------------------------------
                                                                             A-1
--------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS

         Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director of Equitable Life since July 1992.  Senior  Executive Vice President,
AXA                                     Human  Resources and  Communications  of AXA, and various  positions  with AXA
23, Avenue Matignon                     affiliated companies. Director of Equitable Companies since December 1996.
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable Life since  September  1993.  Director  (since May 1994)
AXA                                     and Chairman of the Board (since  April 1998) of  Equitable  Companies.  Prior
23, Avenue Matignon                     thereto,  Vice Chairman of the Board of Equitable  Companies (February 1996 to
75008 Paris, France                     April 1998).  Senior  Executive Vice  President,  Financial  Services and Life
                                        Insurance  Activities  of  AXA  since  1996.  Prior  thereto,  Executive  Vice
                                        President  Financial  Services and Life  Insurance  Activities of AXA (1993 to
                                        1996). Also Director or Officer of various  subsidiaries and affiliates of the
                                        AXA Group. Director of other Equitable Life affiliates. Previously held other officerships with the AXA Group.
------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director of  Equitable  Life since May 1982.  Chairman  (since April 1998) and
The McGraw-Hill Companies               former Chief  Executive  Officer (April 1983 to April 1988) of The McGraw-Hill
1221 Avenue of the Americas             Companies.  Director of Equitable Companies (since May 1992). Director, Harris
New York, NY 10020                      Corporation and Ryder System, Inc.
------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director  of  Equitable  Life  since  February  1998.  Senior  Vice  President
AXA                                     International  (US-UK-Benelux)  AXA.  Director since February 1996,  Alliance.
23, Avenue Matignon                     Director since February 1997, Donaldson Lufkin & Jenrette ("DLJ").
75008 Paris, France
------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                       Director of Equitable  Life since July 1992.  Director of Equitable  Companies
Rhone-Poulenc S.A.                      since July 1992.  Chairman and Chief Executive Officer of Rhone-Poulenc  S.A.;
25, Quai Paul Doumer                    Member,  Supervisory Board of AXA since January 1997;  European Advisory Board
92408 Courbevoie Cedex                  of  Bankers  Trust  Company  and  Consulting  Council  of  Banque  de  France;
France                                  Director,  Societe  Generale,  Schneider S.A. and Groupe  Pernod-Ricard  (July
                                        1997 to present).
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-2
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable Life since March 1989. President of Xavier University
Xavier University of Louisiana          of Louisiana; Director, First National Bank of Commerce, New Orleans, LA,
7325 Palmetto Street                    Piccadilly Cafeterias, Inc., and Entergy Corporation.
New Orleans, LA 70125
------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene &
LeBouef, Lamb, Greene & MacRae,         MacRae, L.L.P. Director of Equitable Companies since May 1992.
   L.L.P.
125 West 55th Street
New York, NY 10019-4513
------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable Life since August 1987. Currently a Director and  retired
Harris Corporation                      Chairman and Chief Executive Officer of Harris Corporation (retired  July
1025 NASA Boulevard                     1995); previously held other officerships with Harris Corporation.  Director of
Melbourne, FL 32919                     Equitable Companies since May 1992; Director of the McGraw-Hill
                                        Companies.
------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.                  Director of Equitable Life since July 1992; Director of Equitable Companies
SBC Warburg Dillon Read LLC             since July 1992; Managing Director of SBC Warburg Dillon Read LLC, and member
535 Madison Avenue                      of its Board of Directors; Director of the Equitable Companies; Chairman,
New York, NY 10022                      Supervisory Board, Dillon Read (France) Gestion (until 1998); Director, Pall
                                        Corporation (November 1998 to present) and Dillon, Read Limited.
------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson                Director of Equitable Life since December 1996. President of Bestfoods
Bestfoods Grocery                       Grocery (formerly CPC Specialty Markets Group); Vice President, BESTFOODS
BESTFOODS                               (formerly CPC International, Inc.) since 1993. Prior thereto, President of
International Plaza                     CPC Specialty Markets Group. Director of Equitable Companies since December
700 Sylvan Avenue                       1996; Director, Hunt Corporation.
Englewood Cliffs, NJ 07632-9976
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             A-3
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of Equitable Life since July 1992. President of Jarmain Group Inc.
Jarmain Group Inc.                      and officer or director of several affiliated companies. Chairman and
121 King Street West                    Director of FCA International Ltd. (until May 1998). Director of various AXA
Suite 2525                              affiliated companies and National Mutual Holdings Limited (July 1998-Present;
Toronto, Ontario M5H 3T9                Alternate Director, the National Mutual Life Association of Australasia
Canada                                  Limited (until 1998); National Mutual Asia Limited and National Mutual
                                        Insurance Company Limited, Hong Kong (February 1997 to present). Previously held other officerships with FCA International. Director of the Equitable
                                        Companies since July 1992.
------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
Cravath, Swaine & Moore                 Director, Eramet.
825 Eighth Avenue
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable Life since February 1996. Former Chairman and Chief
Schneider S.A.                          Executive Officer of Schneider S.A. as of February 1999, Honorary Chairman.
64/70, Avenue Jean-Baptiste Clement     Chairman or director of numerous subsidiaries and affiliated companies of
92646 Boulogne-Billancourt Cedex        Schneider. Director of Equitable Companies and Equitable Life from July 1992
France                                  to February 1995. Member, Supervisory Board, AXA and Lagardere ERE; Director,
                                        CGIP, Sema Group PLC and Rhone-Poulenc, SA; Member of European Advisory Board
                                        of Bankers Trust Company, Supervisory Board of Banque Paribas (until 1998)
                                        and Advisory Boards of Bankers Trust Company, Booz Allen & Hamilton (USA) and
                                        Banque de France.
------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable Life since May 1987. Retired Chairman and Chief
P.O. Box 397                            Executive Officer of American Cyanamid Company (retired April 1993);
Newton, NJ 07860                        previously held other officerships with American Cyanamid. Director of the
                                        Equitable Companies, since May 1992.
------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of Equitable Life since March 1991. Chairman and Chief Executive
Alliance Capital Management             Officer of Alliance until January 1999 and Chairman or Director of numerous
Corporation                             subsidiaries and affiliated companies of Alliance. Senior Executive Vice
1345 Avenue of the Americas             President of AXA since January 1997. Director of Equitable Companies, since
New York, NY 10105                      May 1992.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-4
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OFFICERS-DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable Life since January 1998. President since January 1998 and Chief Operating Officer since February 1998, Equitable Life. Vice
                                        Chairman since April 1998, Senior Executive Vice President (January 1998 to
                                        April 1998), and Director and Chief Operating Officer (both since January
                                        1998), Equitable Companies. Vice Chairman (from 1996 to 1997), Chase
                                        Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior Executive
                                        Vice President (from 1991 to 1995), Chemical Bank. Executive Vice President,
                                        Chief Operating Officer and Director since March 1998, Equitable Investment
                                        Corporation ("EIC"); ACMC, Inc. ("ACMC") (since March 1998). Director,
                                        Equitable Capital Management Corporation ("ECMC") (since March 1998),
                                        Alliance and DLJ (both May 1998 to Present).
------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable Life since August 1997. Chairman of the Board since
                                        January 1998, Chief Executive Officer since August 1997, President (August
                                        1997 to January 1998), Equitable Life. Director, President and Chief
                                        Executive Officer, all since August 1997, Equitable Companies. Senior
                                        Executive Vice President and Member of the Executive Committee, AXA; Senior
                                        Vice Chairman, Chase Manhattan Corporation (March 1996 to April 1997).
                                        President (January 1994 to March 1996) and Vice Chairman (December 1991 to
                                        January 1994), Chemical Bank. Director, Alliance (since August 1997), DLJ
                                        (since November 1997), ECMC (since March 1998), ACMC, Inc. (since March
                                        1998), and AXA Canada (since September 1998). Director, Chairman, President and Chief Executive Officer since March 1998, EIC. Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director and Vice Chairman of the Board since February 1998, and Chief
                                        Financial Officer since May 1996, Equitable Life. Senior Executive Vice
                                        President until February 1998, and Chief Financial Officer since May 1997,
                                        Equitable Companies. Vice President until 1998, EQ ADVISORS TRUST. Director,
                                        Alliance, since July 1997, Alliance, and DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers &
                                        Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             A-5
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive Vice President (since February 1998) and Chief Information Officer
                                        (since November 1994), Equitable Life. Previously held other officerships with Equitable Life; Director, J.M.R. Realty Services, Inc.
------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice President, Equitable Life. Senior Vice President, Equitable
                                        Companies. Director, The Equitable of Colorado, Inc. Vice President and Chief
                                        Financial Officer since March 1997, EQ ADVISORS TRUST. Director and Chairman,
                                        Frontier Trust Company ("Frontier"). Executive Vice President since November
                                        1996 and Director, EQ Financial Consultants, Inc. ("EQF"). Director until May
                                        1996, Equitable Distributors, Inc. ("EDI"). Director and Senior Vice
                                        President, EquiSource. Director and Officer of various Equitable Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer, Equitable Life and Equitable Companies.
                                        Treasurer, EIC (since June 1997), EquiSource and Frontier. President and
                                        Chief Executive Officer (since September 1997), and prior thereto, Vice
                                        President and Treasurer, Equitable Casualty Insurance Company ("Casualty").
                                        Vice President and Treasurer, EQ ADVISORS TRUST (since March 1997). Director,
                                        Chairman, President and Chief Executive Officer, Equitable JV Holdings (since
                                        August 1997). Director (since July 1997), and Senior Vice President and Chief
                                        Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice President, Equitable Life (since September 1996) and Actuary
                                        (September 1996 to December 1998). Partner and Senior Actuarial Consultant,
                                        Coopers & Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller, Equitable Life and Equitable Companies.
                                        Senior Vice President and Chief Financial Officer, The Equitable of Colorado,
                                        Inc., since March 1997. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice President and Auditor, Equitable Life. Vice President and
                                        Auditor, Equitable Companies.
------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive Vice President and General Counsel, Equitable Life and Equitable
                                        Companies. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-6
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Jerome S. Golden                        Executive Vice President (since November 1997), Equitable Life and Equitable
                                        Companies. Prior thereto, President, Income Management Group (May 1994 to
                                        November 1997), Equitable Life. Chairman and Chief Executive Officer
                                        (February 1995 to December 1997), EDI.  Owner (November 1993 to May 1994), JG
                                        Resources.
------------------------------------------------------------------------------------------------------------------------
Mark A. Hug                             Senior Vice President (since April 1997), Equitable Life. Prior thereto, Vice
                                        President, Aetna.
------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Vice President and Chief Compliance Officer and Associate General Counsel,
                                        Equitable Life. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Executive Vice President (since September 1998) and Chief Marketing Officer
                                        (since December 1997). Chairman and Chief Executive Officer, EQF. Vice
                                        President, EQ ADVISORS TRUST (until April 1998) and THE HUDSON RIVER TRUST.
                                        Director, Equitable Underwriting and Sales Agency (Bahamas), Ltd. and
                                        EquiSource; Director and Executive Vice President (since December 1998),
                                        Colorado, prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Douglas Menkes                          Senior Vice President and Corporate Actuary since June 1997, Equitable Life.
                                        Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive Vice President and Chief Investment Officer, Equitable Life.
                                        Executive Vice President since May 1995 and Chief Investment Officer since
                                        July 1995, Equitable Companies. Trustee, THE HUDSON RIVER TRUST, and
                                        Chairman, President and Trustee since March 1997, EQ ADVISORS TRUST.
                                        Director, Alliance, and Equitable Real Estate (until June 1997). Executive
                                        Vice President, EQF, since November 1996. Director, EREIM Managers Corp.
                                        (since July 1997), and EREIM LP Corp. (since October 1997). Prior to May
                                        1995, Vice President/Manager, Insurance Companies Investment Strategies
                                        Group, Salomon Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President, Equitable Life. Director, Chairman and Chief Operating
                                        Officer, Casualty (since September 1997). Director, Equitable Agri-Business,
                                        Inc. (until June 1997). Previously held other officerships with Equitable
                                        Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             A-7
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Senior Vice President (since February 1999); Vice President, Secretary and
                                        Associate General Counsel, Equitable Life and Equitable Companies, since
                                        September 1995. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice President since February 1995 and Deputy General Counsel since June 1996, Equitable Life. Senior Vice President and Associate
                                        General Counsel (since September 1996), Equitable Companies. Director,
                                        EQF. Senior Vice President and General Counsel, EIC (June 1997 to March
                                        1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President since February 1998, Chief Distribution
                                        Officer since December 1997 and Chief Agency Officer (August 1994 to
                                        December 1997), Equitable Life. Prior thereto, Agency Manager. Executive
                                        Vice President since May 1996, the Equitable Companies. Vice President since March 1998, THE HUDSON RIVER TRUST. Chairman (since December 1997), EDI.
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                             B-1
--------------------------------------------------------------------------------


APPENDIX B


--------------------------------------------------------------------------------


OUR DATA ON MARKET PERFORMANCE

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the Portfolios, and may compare the performance or ranking of those options and the Portfolios with:

    o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

    o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

    o   data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

Barron's                      Money Management Letter
Morningstar's Variable        Investment Dealers Digest
   Annuities/Life             National Underwriter
Business Week                 Pension & Investments
Forbes                        USA Today
Fortune                       Investor's Daily
Institutional Investor        The New York Times
Money                         The Wall Street Journal
Kiplinger's Personal Finance  The Los Angeles Times
Financial Planning            The Chicago Tribune
Investment Advisor
Investment Management Weekly

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

    o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

    o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to

--------------------------------------------------------------------------------
B-2
--------------------------------------------------------------------------------


the performance of our variable investment options or the Trusts. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your policy's premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward. The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RATES OF RETURN
--------------------------------------------------------------------------------------------------------------------
FOR THE FOLLOWING                            LONG-TERM     LONG-TERM    INTERMEDIATE-       U.S.
PERIODS ENDING            COMMON STOCKS     GOVERNMENT     CORPORATE     TERM GOV'T       TREASURY    CONSUMER
DECEMBER 31, 1998             STOCKS          BONDS          BONDS         BONDS            BILLS    PRICE INDEX
--------------------------------------------------------------------------------------------------------------------
1 Year                         28.58%         13.06%         10.76%        10.21%           4.86%       1.80%
3 Years                        28.27           9.07           8.25          6.84            5.11        2.27
5 years                        24.06           9.52           8.74          6.20            4.96        2.41
10 years                       19.19          11.66          10.85          8.74            5.29        3.14
20 years                       17.75          11.14          10.86          9.85            7.17        4.53
30 years                       12.67           9.09           9.14          8.71            6.76        5.24
40 years                       12.00           7.20           7.43          7.39            5.94        4.44
50 years                       13.56           5.89           6.20          6.21            5.07        3.92
60 years                       12.49           5.43           5.62          5.50            4.26        4.19
Since 1926                     11.21           5.29           5.78          5.32            3.78        3.15
Inflation Adjusted              7.82           2.08           2.55          2.11            0.62        0.00
   Since 1926
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                             B-3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

 Long-Term Corporate Bonds -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                                                                             C-1
--------------------------------------------------------------------------------


APPENDIX C


--------------------------------------------------------------------------------
DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS

This supplement updates
the prospectuses dated                                             which relate to our
----------------------                                             -------------------
July 25, 1996; January 1, 1997; and May 1, 1997-98..........       IL Protector(R)Policies

December 19, 1994; May 1, 1995-98; September 15, 1995; and
January 1, 1997.............................................       Incentive Life Plus and our IL COLI(1) Policies

November 27, 1991; May 1, 1993-95, 97-98; and
September 15, 1995..........................................       Special Offer Policies(2)

August 18, 1992; May 1, 1993-98; and January 1, 1997........       Survivorship 2000 Policies

November 27, 1991 and May 1, 1993-94........................       Incentive Life 2000 and our Champion 2000 Policies

August 29, 1989; February 27, 1991; May 1,
1990, 93-94.................................................       Incentive Life Policies


In addition,

    o If the date of your prospectus was prior to May 1, 1997, you also have subsequently received other prospectus updating supplements dated May 1, 1997 and 1998, and you may also have received supplements dated May 1, 1996, January 1, 1997 and February 28, 1998.

    o If the date of your prospectus was May 1, 1997 you have received an updating supplement dated May 1, 1998.

In either case, these supplements are still relevant and you should retain them with your prospectus.

-------------------
1 If you have our "IL COLI" policy, this supplement relates to an Incentive Life Plus prospectus for one of the indicated dates (but not earlier than September 15, 1995) that you received, together with our IL COLI supplement dated the same date as that prospectus.

2 If you have our Special Offer Policy, this supplement relates to an Inventive Life 2000 or Incentive Life Plus prospectus for one of the indicated dates that you received, together with a related Special Offer Policy supplement. If the prospectus you received was dated May 1, 1994 or earlier, it was our Incentive Life 2000 prospectus with a Special Offer Policy supplement dated November 27, 1991, January 29, 1993, or May 1, 1993-95. If the prospectus you received was dated after May 1, 1994, it was our Incentive Life Plus prospectus with a Special Offer Policy supplement dated May 1, 1995-96 or September 15, 1995.

Incentive Life Plus(Reg. TM)

A flexible premium variable life
insurance policy

PROSPECTUS DATED MAY 1, 1999

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about their Portfolios.


--------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life Plus policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life Plus. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your Equitable associate can provide any further explanation about your policy.


WHAT IS INCENTIVE LIFE PLUS?

Incentive Life Plus is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



-----------------------------------------------------------------------
   FIXED INCOME OPTIONS:
-----------------------------------------------------------------------
   DOMESTIC FIXED INCOME             AGGRESSIVE FIXED INCOME
-----------------------------------------------------------------------
   o Alliance Money Market           o Alliance High Yield
   o Alliance Intermediate
     Government Securities
   o Alliance Quality Bond
-----------------------------------------------------------------------
   EQUITY OPTIONS:
-----------------------------------------------------------------------
   DOMESTIC EQUITY                   INTERNATIONAL EQUITY
-----------------------------------------------------------------------
   o T. Rowe Price Equity Income     o Alliance Global
   o EQ/Putnam Growth & Income       o Alliance International
     Value                           o T. Rowe Price International
   o Alliance Growth & Income          Stock
   o Alliance Equity Index           o Morgan Stanley Emerging
   o Merrill Lynch Basic Value         Markets Equity
     Equity
   o Alliance Common Stock
   o MFS Research
   o MFS Growth with Income*
   o EQ/Alliance Premier Growth*
-----------------------------------------------------------------------
   AGGRESSIVE EQUITY
-----------------------------------------------------------------------
   o Alliance Aggressive Stock       o Alliance Small Cap Growth
   o Warburg Pincus Small            o MFS Emerging Growth
     Company Value                     Companies
-----------------------------------------------------------------------
   ASSET ALLOCATION OPTIONS:
-----------------------------------------------------------------------
   o Alliance Conservative           o Alliance Growth Investors
     Investors                       o Merrill Lynch World Strategy
   o EQ/Putnam Balanced
   o Alliance Balanced
--------------------------------------------------------------------------------
*  Available June 4, 1999

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the following two mutual funds: The Hudson River Trust or the EQ Advisors Trust. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax-deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax-free.


OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) add or delete certain optional benefits that we offer by "riders" to your policy.

Your Equitable associate can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life Plus or another policy may not be to your advantage.


THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2   Contents of this prospectus
--------------------------------------------------------------------------------


Contents of this prospectus
--------------------------------------------------------------------------------


INCENTIVE LIFE PLUS

-----------------------------------------------------------------
What is Incentive Life Plus?                              Cover
Who is Equitable Life?                                      4
How to reach us                                             5
Charges and expenses you will pay                           6
Risks you should consider                                  10


-----------------------------------------------------------------
1
POLICY FEATURES AND BENEFITS                               11
-----------------------------------------------------------------
How you can pay for and contribute to your policy          11
The minimum amount of premiums you must pay                11
Investment options within your policy                      13
About your life insurance benefit                          14
You can increase or decrease your insurance coverage       16
Effect of face amount changes on certain subsequent
  charges                                                  17
Other benefits you can add by rider                        18
Your options for receiving policy proceeds                 19
Your right to cancel within a certain number of days       19
Variations among Incentive Life Plus policies              19


-----------------------------------------------------------------
2
DETERMINING YOUR POLICY'S VALUE                            21
-----------------------------------------------------------------
Your account value                                         21


-----------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG OUR
INVESTMENT OPTIONS                                         22
-----------------------------------------------------------------
Transfers you can make                                     22
Telephone transfers                                        22
Our dollar cost averaging service                          22
-----------------------------------------------------------------


--------------------------------------------------------------------------------

"We", "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

Incentive Life Plus is available in all states. This prospectus does not offer Incentive Life Plus anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

--------------------------------------------------------------------------------
                                            Contents of this prospectus        3
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4
ACCESSING YOUR MONEY                                                 23
--------------------------------------------------------------------------------
Borrowing from your policy                                           23
Making withdrawals from your policy                                  24
Surrendering your policy for its net cash surrender value            25
When the insured person reaches age 100 ("Maturity")                 25
Your option to receive a living benefit                              25


--------------------------------------------------------------------------------
5
TAX INFORMATION                                                      26
--------------------------------------------------------------------------------
Basic tax treatment for you and your beneficiary                     26
Tax treatment of distributions to you                                26
Tax treatment of living benefit proceeds                             28
Effect of policy on interest deductions taken by business
   entities                                                          28
Requirement that we diversify investments                            28
Estate, gift, and generation-skipping taxes                          29
Pension and profit-sharing plans                                     29
Other employee benefit programs                                      29
ERISA                                                                29
Our taxes                                                            29
When we withhold taxes from distributions                            30
Possibility of future tax changes                                    30


--------------------------------------------------------------------------------
6
MORE INFORMATION ABOUT PROCEDURES
THAT APPLY TO YOUR POLICY                                            31
--------------------------------------------------------------------------------
Ways to make premium and loan payments                               31
Requirements for surrender requests                                  31
Ways we pay policy proceeds                                          31
Assigning your policy                                                31
Dates and prices at which policy events occur                        31
Policy issuance                                                      33
Gender-neutral policies                                              33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
7
MORE INFORMATION ABOUT OTHER MATTERS                                 34
--------------------------------------------------------------------------------
Your voting privileges                                               34
About our Separate Account FP                                        34
About our General Account                                            35
You can change your policy's insured person                          35
Transfers of your account value                                      35
Telephone requests                                                   36
Deducting policy charges                                             36
Suicide and certain misstatements                                    38
When we pay policy proceeds                                          38
Changes we can make                                                  38
Reports we will send you                                             39
Legal proceedings                                                    39
Illustrations of policy benefits                                     39
SEC registration statement                                           39
How we market the policies                                           40
Insurance regulation that applies to Equitable Life                  40
Year 2000 progress                                                   40
Directors and principal officers                                     42


--------------------------------------------------------------------------------
8
FINANCIAL STATEMENTS OF SEPARATE
ACCOUNT FP AND EQUITABLE LIFE                                        48
--------------------------------------------------------------------------------
Separate Account FP financial statements                           FSA-1
Equitable Life financial statements                                 F-1
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
9
APPENDICES
--------------------------------------------------------------------------------
I - Investment Performance Record                                   A-1
II - Our data on market performance                                 B-1
III - An index of key words and phrases                             C-1


--------------------------------------------------------------------------------
THE HUDSON RIVER TRUST PROSPECTUS (follows after page C-1 of this prospectus, but is not a part of this prospectus)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after The Hudson River Trust Prospectus, but is not a part of that prospectus or this prospectus)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4         Who is Equitable Life?
--------------------------------------------------------------------------------


Who is Equitable Life?
--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
                                                    Who is Equitable Life?     5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

--------------------------------------------------------------------------------
 BY MAIL:
--------------------------------------------------------------------------------
at the Post Office Box for our Administrative Office specified in your policy.

--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
 at the Street Address for our Administrative Office:
 Equitable Life -- National Operations Center
 10840 Ballantyne Commons Parkway
 Charlotte, North Carolina 28277

--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:
--------------------------------------------------------------------------------
 1-888-855-5100

(automated system available weekdays 7 AM to 9 PM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time)

--------------------------------------------------------------------------------
 BY E-MAIL:
--------------------------------------------------------------------------------
 life-service@equitable.com

--------------------------------------------------------------------------------
 BY FAX:
--------------------------------------------------------------------------------
 1-704-540-9714

--------------------------------------------------------------------------------
 BY INTERNET:
--------------------------------------------------------------------------------
Our web site (www.equitable.com) can also provide information; some of the forms listed below are available for you to print out through our web site.

We require that the following types of communications be on specific forms we provide for that purpose:

    (1)  request for automatic transfer service; and

    (2) authorization for telephone transfers by a person who is not also the insured person.

We also have specific forms that we recommend you use for the following:

    (a)  policy surrenders;

    (b)  address changes;

    (c)  beneficiary changes;

    (d)  transfers between investment options; and

    (e)  changes in allocation percentages for premiums and deductions.

Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page 22 and "Telephone requests" on page 36 of this prospectus. We may require you to return your policy to us before we make certain policy changes that you request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

--------------------------------------------------------------------------------
6     Charges and expenses you will pay
--------------------------------------------------------------------------------


Charges and expenses you will pay
--------------------------------------------------------------------------------


TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page 36 below.


------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Sales charge                    A percentage of each premium payment you make,
AMOUNTS YOU CONTRIBUTE     We intend (but do not           depending on your policy's face amount(2), as follows:
TO YOUR POLICY:            guarantee) to stop deducting
                           this charge once premiums paid  -------------------------------------------------------------------------
                           equal a certain amount.(1)      FACE AMOUNT                                           PERCENT OF
                                                           OF POLICY                                              PREMIUM
                                                           -------------------------------------------------------------------------
                                                           $50,000-$99,999.......................................    6%
                                                           $100,000-$499,999.....................................    4%
                                                           $500,000 and over.....................................    3%

                           ---------------------------------------------------------------------------------------------------------
                           Charge for taxes        Currently ranges from 0.50% to 5% (Virgin Islands)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM     Administrative charge   A dollar amount that depends on your policy's face
YOUR POLICY'S VALUE EACH                           amount, as follows:
MONTH:
                                                   ------------------------------------------------------------------------------
                                                                                                MONTHLY CHARGE
                                                                                  ------------------------------------------
                                                                                      MONTHS         MONTHS
                                                    FACE AMOUNT OF POLICY             1-12           13-24        THEREAFTER
                                                   ------------------------------------------------------------------------------
                                                     $50,000-$99,999...........       $30(3)         $30(3)         $8(5)
                                                     $100,000-$499,999.........        55(4)           6(5)          6(5)
                                                     $500,000 and over.........        25              6(5)          6(5)

                           ------------------------------------------------------------------------------------------------------
                           Cost of insurance       Amount varies depending on the specifics of your policy(6)
                           charges and optional
                           rider charges
                           ------------------------------------------------------------------------------------------------------
                           Death benefit           $.01 for each $1000 of the face amount of your policy and any yearly renewable
                           guarantee charge        term rider on the insured person at the time of the deduction. We deduct this charge only during any death benefit guarantee period under your policy.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Charges and expenses you will pay    7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM        Mortality and expense risk         .60% (effective annual rate) of the value you have in our
YOUR POLICY'S INVESTMENT      charge                             variable investment options (we may increase this rate up
PERFORMANCE EACH DAY:                                            to .90%)(7)
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM        Surrender (turning in) of your     A "premium surrender charge" equal to the smaller of (a)
YOUR ACCOUNT VALUE AT THE     policy during its first 15 years   66% of one "target premium"(8) (or less for surrenders after
TIME OF THE TRANSACTION:                                         the ninth year)(9) or (b) a percentage(10) of all premium payments you make in the first 15 years of your policy.

                              If you surrender your policy       An "administrative surrender charge" equal to a dollar
                              during its first 8 years, we also  amount per $1,000 of initial face amount (subject to a
                              deduct the following charge        $3,000 maximum for the charge). The dollar amount per
                                                                 $1,000 depends on the insured person's age at policy
                                                                 issuance, as follows:

                                                                 ----------------------------------------------------------------
                                                                                                         ISSUE AGE
                                                                 ----------------------------------------------------------------
                                                                                     0-34  35-44   45-49    50-54    55 AND OVER
                                                                 ----------------------------------------------------------------
                                                                 Dollars Per $1000   $2    $3      $4       $5          $6


                                                                 For surrenders after the third policy year, however, this charge begins to decline at a constant rate each month until it is zero after the eighth year.

                                                                 (We will also deduct the remaining amounts of premium and
                                                                 administrative surrender charges associated with any face amount increase, as discussed immediately below.)
                              ------------------------------------------------------------------------------------------------------
                              Surrender of your policy during    Amounts of premium and administrative surrender charges
                              the first 15 years after you have  that we will compute on essentially the same basis as if
                              requested an increase in your      each such face amount increase had been a separate,
                              policy's face amount               newly-issued Incentive Life Plus policy.(11)
                              ------------------------------------------------------------------------------------------------------
                              Requested decrease in your         A pro-rata portion of the full premium and administrative
                              policy's face amount               surrender charges that would apply to a surrender at the time of the decrease.
                              ------------------------------------------------------------------------------------------------------
                              Change of your policy's insured    $100
                              person
                              ------------------------------------------------------------------------------------------------------
                              Election to add "living benefit"   $100
                              rider after policy issue
                              ------------------------------------------------------------------------------------------------------
                              Exercise of option to receive a    Up to $250
                              "living benefit"
                              ------------------------------------------------------------------------------------------------------
                              Transfers among investment         $0 for each of the first 12 transfers per year (which we may
                              options                            increase up to $25) and $25 for each additional transfer in the same year(12)
                              ------------------------------------------------------------------------------------------------------
                              Partial withdrawal                 $25 (or, if less, 2% of the withdrawal)
                              ------------------------------------------------------------------------------------------------------
                              Increase in your policy's face     $1.50 for each $1000 of the increase (but not more than
                              amount                             $240 in total)
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8     Charges and expenses you will pay
--------------------------------------------------------------------------------

(1) The amount of premiums beyond which we intend to stop deducting the sales charge depends on the specifics of your policy. For no policy will it be higher than $1,689.70 per $1000 of the policy's initial face amount or lower than $31.20 per $1000.

(2) The "face amount" is the basic amount of insurance coverage under your policy.

(3)  $20, if the insured person is age 29 or less at policy issuance.

(4)  $40, if the insured person is age 29 or less at policy issuance.

(5)  We may increase this charge to not more than $10.

(6) See "Monthly cost of insurance charge" on page 36 below and "Other benefits you can add by rider" on page 18 below. The Illustrations of Policy Benefits that your Equitable associate will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions.

(7) This charge does not apply to amounts in our guaranteed interest option. For policies issued in New York, this charge is deducted monthly as a percentage of your account value.

(8) The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(9) Beginning in your policy's tenth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The maximum amount of surrender charge under clause
     (a) will be set forth in your policy. The lowest maximum initial surrender charge under clause (a) for any policy would be $1.25 for each $1000 of initial face amount and the highest maximum initial surrender charge under clause (a) for any policy would be $30.95 per $1000.

(10) The percentage depends on when you pay the premiums and your policy's highest face amount:



                                                                            POLICY'S HIGHEST FACE AMOUNT TO DATE
                                                                            ------------------------------------
                                                                             $50,000-     $100,000-     $500,000
                                                                              99,999       499,999      and over
---------------------------------------------------------------------------------------------------------------------
     For Premiums Paid in Year 1, up to One SEC Guideline Annual Premium..      24%           26%          27%
     For All Additional Premiums Paid in Years 1-15 ......................       3%            5%           6%
---------------------------------------------------------------------------------------------------------------------

     The SEC guideline annual premium is the level amount that would be payable each year based on certain assumptions defined by the SEC.

(11) These additional surrender charges, however, apply only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option. To calculate the amount of any additional surrender charge, we consider a portion of any premiums you pay at or after the time of the increase to have been paid for the increase. We do this in the manner prescribed by SEC regulations for such premium allocations.

(12) No charge, however, would ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option.

--------------------------------------------------------------------------------
                                          Charges and expenses you will pay    9
--------------------------------------------------------------------------------

 YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

 These tables show the fees and expenses paid by each Portfolio for the year ended December 31, 1998, except as noted below. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

------------------------------------------------------------------------------------------------
 PORTFOLIOS THAT ARE PART OF THE HUDSON RIVER TRUST          1998 FEES AND EXPENSES
------------------------------------------------------------------------------------------------
                                                                                    TOTAL
                                                         MANAGEMENT      OTHER      ANNUAL
                                                            FEE         EXPENSES   EXPENSES
------------------------------------------------------------------------------------------------
Alliance Money Market                                       0.35%        0.02%      0.37%
------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities                 0.50%        0.05%      0.55%
------------------------------------------------------------------------------------------------
Alliance Quality Bond                                       0.53%        0.04%      0.57%
------------------------------------------------------------------------------------------------
Alliance High Yield                                         0.60%        0.03%      0.63%
------------------------------------------------------------------------------------------------
Alliance Growth & Income                                    0.55%        0.03%      0.58%
------------------------------------------------------------------------------------------------
Alliance Equity Index                                       0.31%        0.03%      0.34%
------------------------------------------------------------------------------------------------
Alliance Common Stock                                       0.36%        0.03%      0.39%
------------------------------------------------------------------------------------------------
Alliance Global                                             0.64%        0.07%      0.71%
------------------------------------------------------------------------------------------------
Alliance International                                      0.90%        0.16%      1.06%
------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                                   0.54%        0.02%      0.56%
------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                                   0.90%        0.06%      0.96%
------------------------------------------------------------------------------------------------
Alliance Conservative Investors                             0.48%        0.05%      0.53%
------------------------------------------------------------------------------------------------
Alliance Balanced                                           0.41%        0.04%      0.45%
------------------------------------------------------------------------------------------------
Alliance Growth Investors                                   0.51%        0.04%      0.55%
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
  PORTFOLIOS THAT ARE PART OF THE EQ ADVISORS TRUST                        1998 FEES AND EXPENSES*
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL      FEE WAIVERS     NET TOTAL
                                           MANAGEMENT                   OTHER    ANNUAL    AND/OR EXPENSE     ANNUAL
                                              FEE        12B-1 FEE   EXPENSES   EXPENSES   REIMBURSEMENTS    EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   0.55%         0.25%       0.24%      1.04%         0.19%         0.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value               0.55%         0.25%       0.24%      1.04%         0.19%         0.85%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              0.55%         0.25%       0.26%      1.06%         0.21%         0.85%
------------------------------------------------------------------------------------------------------------------------------------
MFS Research                                  0.55%         0.25%       0.25%      1.05%         0.20%         0.85%
------------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             0.75%         0.25%       0.40%      1.40%         0.20%         1.20%
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        1.15%         0.25%       1.23%      2.63%         0.88%         1.75%
------------------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value            0.65%         0.25%       0.27%      1.17%         0.17%         1.00%
------------------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 0.55%         0.25%       0.24%      1.04%         0.19%         0.85%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                            0.55%         0.25%       0.45%      1.25%         0.35%         0.90%
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  0.70%         0.25%       0.66%      1.61%         0.41%         1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                    0.90%         0.25%       0.74%      1.89%         0.74%         1.15%
------------------------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                        0.55%         0.25%       0.59%      1.39%         0.54%         0.85%
------------------------------------------------------------------------------------------------------------------------------------

*Other Expenses and Total Annual Expenses are based upon the actual expenses incurred by each Portfolio for the year ended December 31, 1998, except for MFS Growth with Income which commenced operations on December 31, 1998 and EQ/Alliance Premier Growth which will commence operations on May 1, 1999. The expenses for those Portfolios are based on estimates for 1999. The EQ Advisors Trust's manager, EQ Financial Consultants, Inc., has entered into an Expense Limitation Agreement with respect to each Portfolio under which it has agreed to waive or reduce its fees and to assume other expenses of each of the Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. See the EQ Advisors Trust prospectus for more information.

--------------------------------------------------------------------------------
10   Risks you should consider
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 HOW WE ALLOCATE CHARGES AMONG YOUR
 INVESTMENT OPTIONS

 In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


 CHANGES IN CHARGES

 We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page 29 below) or (2) make a charge for any illustration of how your policy's values could change over time, if you request more than one illustration in the same year.

 Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

 Some of the principal risks of investing in a policy are as follows:

 o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

 o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

 o We can increase certain charges without your consent, within limits stated in your policy.

 o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

 Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

--------------------------------------------------------------------------------
                                                Policy features and benefits  11
--------------------------------------------------------------------------------



1
Policy features and benefits
--------------------------------------------------------------------------------


 HOW YOU CAN PAY FOR AND CONTRIBUTE TO
 YOUR POLICY

 PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------

 You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

 LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" beginning on page 26 below. We may return to you any premium payments that would exceed those limits.

 You can ask your Equitable associate to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

 If at any time your policy's account value is high enough that the alternative death benefit discussed on page 15 below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed below on page 12.

 PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or (ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page 25 below.)


 THE MINIMUM AMOUNT OF PREMIUMS YOU
 MUST PAY

 POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61 day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
12   Policy features and benefits
--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

 Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect. However, we will first send you a notice and give you a chance to cure any shortfall.
--------------------------------------------------------------------------------

 You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page 26 below.

 RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

 DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan.
--------------------------------------------------------------------------------

 In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.

--------------------------------------------------------------------------------

 The death benefit guarantee provision lasts for the following periods:


 o If you select death benefit Option A, and never change it to death benefit Option B, then the death benefit guarantee provision lasts until your policy matures.

 o If, at any time, you select death benefit Option B, then the death benefit guarantee provision lasts until the insured person reaches age 80, or, if longer, for the first 15 years of your policy. (If the death benefit first changes to Option B after this time period, the death benefit guarantee will terminate immediately.)

 See "About your life insurance benefit" on page 14 below regarding your death benefit options.

 If your policy is issued with a yearly renewable term rider on the insured person, the length of time the death benefit guarantee lasts may be shorter. See "Other benefits you can add by rider" on page 18 below.

 In some states, including New York and New Jersey, your policy will refer to a "no-lapse guarantee" instead of the death benefit guarantee. The no-lapse guarantee provision will work in the same manner as the death benefit guarantee provision, except that it will only last for the first three years of your policy. The guarantee and guarantee period applicable to your policy will appear on page 3 of your policy. Also, the policy will refer to the premium for such three-year guarantee as a "no-lapse guarantee premium" instead of a specified premium.

 If you want to be billed for your specified premium, you should select that option in your application for a policy. Your planned periodic premium will then be your specified premium.

 DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid (and you have no policy loan outstanding), your policy will not lapse.

 When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns

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                                               Policy features and benefits   13
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 you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

 The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the specified premiums to increase each year. The specified premiums may also change if you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only, and no change will extend the death benefit guarantee period beyond its original number of years.


 INVESTMENT OPTIONS WITHIN YOUR POLICY

 We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

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You can choose among 26 variable investment options
--------------------------------------------------------------------------------

 VARIABLE INVESTMENT OPTIONS. The 26 variable investment options available are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:

 o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)

 o  T. Rowe Price Associates, Inc. and Rowe Price-Fleming
     International, Inc. (for both "T. Rowe Price" options)

 o  Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

 o  Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" options)

 o  Massachusetts Financial Services Company (for the "MFS" options)

 o  Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

 o  Warburg Pincus Asset Management, Inc. (for the "Warburg Pincus" option)

 The Portfolio that corresponds to each variable investment option that has "Alliance" in its name is a part of The Hudson River Trust (except for the "EQ/Alliance" Portfolio). Each other Portfolio is a part of EQ Advisors Trust. EQ Financial Consultants, Inc., a subsidiary of Equitable Life, serves as investment manager of the EQ Advisors Trust. As such, EQ Financial Consultants oversees the activities of the above-listed advisors with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisors. You will find other important information about each Portfolio in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

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14   Policy features and benefits
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 PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

 We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants, Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

 You should note that:

 o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

 o The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

 o  We will bear all expenses directly relating to the Substitution transaction.

 o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisor Trust Portfolios may have slightly higher expense ratios.

 o On the effective date of the Substitution transaction, your account value (i.e., the value of the units you own) in the variable investment options will be the same as before the transaction.

 o The Substitution will have no tax consequences for you.

 Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

 Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual. The Substitution transaction itself will not be treated as a transfer of account value for purposes of the transfer provisions of your contract.

 We will notify you when we receive SEC approval, and again when the Substitution is complete.

 GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to this as the "Guaranteed Interest Account".)

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 We will pay at least 4% annual interest on our guaranteed interest option.
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 ABOUT YOUR LIFE INSURANCE BENEFIT

 YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Plus policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the policy. $50,000 is the smallest amount of coverage you can request.

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                                              15    Policy features and benefits
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 If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
--------------------------------------------------------------------------------

 YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

 o Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                    - or -

 o Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

 Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" beginning on page 21 below.)

 Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

 ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:
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 If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
--------------------------------------------------------------------------------

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  AGE*    40        45        50        55        60        65
          OR UNDER
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  %       250%      215%      185%      150%      130%      120%
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          70        75-95     100
--------------------------------------------------------------------------------
  %       115%      105%      100%
--------------------------------------------------------------------------------
  * For the then-current policy year.

 This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

 OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

 We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have

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16 Policy features and benefits
--------------------------------------------------------------------------------


 already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus accrued interest. See "Your option to receive a living benefit" on page 25 below.

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 You can request to change your death benefit option any time after the second year of the policy.
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 CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person remains insurable at the time of this change. This change may shorten the length of time your death benefit guarantee remains in effect. See "Death benefit guarantee and specified premiums" on page 12 above.

 If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

 If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

 We will not deduct or establish any additional amount of surrender charge, sales charge or monthly administrative charge as a result of a change in death benefit option. Please refer to "Tax information" beginning on page 26 below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.

 YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

 You may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" beginning on page 26 for certain possible tax consequences of changing the face amount.

 We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We also will not approve an increase if the insured person has reached age 81. The following additional conditions also apply:

 FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of sales and surrender charges and specified premium under your policy for the face amount increase; these amounts are generally the same as they would be if we were issuing the same amount of additional coverage as a new policy, except as discussed below under "Effect of face amount changes on certain subsequent charges."

 In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

 The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life Plus policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

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                                              Policy features and benefits    17
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 FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. The amounts of your specified premiums, the monthly deductions for the cost of insurance coverage and any death benefit guarantee charge will generally decrease (prospectively) after you reduce the face amount. See also "Effect of face amount changes on certain subsequent charges" below.

 If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charges from your policy. Assuming you have not previously changed the face amount, the amount of surrender charges we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charges that still remains applicable to your policy. We deduct the charges from the same investment options as if they were a part of a regular monthly deduction under your policy.

 In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount.

 EFFECT OF FACE AMOUNT CHANGES ON CERTAIN SUBSEQUENT CHARGES

 The policy's sales charge and premium surrender charge are calculated as a percentage of certain premiums you pay. As set forth under "Charges and expenses you will pay" on page 6 above, the percentage rate that applies to a particular premium payment depends on the face amount of the policy. For this purpose we use the highest face amount that your policy has had at any time prior to the date the premium is received.

 Therefore, if you request an increase in your policy's face amount that is sufficiently large, it can (1) cause any sales charge for subsequent premiums to be smaller than it would otherwise be and (2) cause any premium surrender charge on such subsequent premiums to be larger. Any such changes would apply to all subsequent premiums and not merely those that, for other purposes, we attribute to the increase.

 The amount of the monthly administrative charge under the policy also depends on the policy's face amount. See "Charges and expenses you will pay." A face amount increase that you request after the first two policy years may, if sufficiently large, result in a decrease in the monthly administrative charge; and a face amount decrease that you request or that is caused by a partial withdrawal could result in an increase in that charge. We will not, however, adjust the monthly administrative charge, sales charge or premium surrender charge solely as a result of a face amount change that occurs automatically as a result of a change of death benefit option that you request.

 Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. See "Monthly cost of insurance charge" on page 36 below. For this purpose, however, we will take account of all face amount increases and decreases, whatever their cause. Therefore, any face amount increase may, if sufficiently large, cause your cost of insurance rates to go down and, similarly, a decrease in face amount may cause your cost of insurance rates to go up.

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18 Policy features and benefits
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 OTHER BENEFITS YOU CAN ADD BY RIDER

 You may be eligible for the following other optional benefits we currently make available by rider:

 o disability waiver benefits

 o term insurance on an additional insured person

 o accidental death benefit

 o children's term insurance

 o option to purchase additional insurance

 o yearly renewable and other term insurance on the insured person

 o first-to-die term insurance

 o designated insured option rider

 Equitable Life or your Equitable associate can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

 The designated insured option rider permits you, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability.

 The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

 Term insurance riders on the insured person allow you to purchase additional coverage. Choosing coverage under a term insurance rider on the insured person in lieu of coverage under this Incentive Life Plus policy will reduce your total charges and increase your account value on a current charge basis. The more term coverage you elect, the greater will be the amount of the reduction in charges and increase in account value, on a current charge basis. Also, term coverage does not have surrender charges. However, if the alternative death benefit becomes applicable under the Incentive Life Plus policy (see page 15 above) or if term insurance charges increase, the combination coverage may ultimately become more costly and have lower account values than under the policy alone. Generally, the greater proportion of term coverage you elect, the greater the likelihood that the alternative death benefit will apply. There also may be age restrictions on renewals of term riders. Also, the living benefit rider discussed below does not apply to any term insurance coverage. The amount of the specified premium will be affected by the term rider coverage. Your Equitable associate can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

 If your policy is issued with a yearly renewable term rider on the insured person ("YRT rider") in any state other than Massachusetts, the duration of the death benefit guarantee may be shorter than the period shown above on page 12. The following table sets forth the length of time the death benefit guarantee will last if you have your policy issued with a YRT rider. The death benefit guarantee period depends on the proportion that the face amount of the YRT rider bears to the total combined (YRT rider plus base policy) face amount, as determined at policy issuance. Changes in face amount or deleting or changing the YRT rider will not affect this period.

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                            DEATH BENEFIT            DEATH BENEFIT
  % OF YRT FACE          GUARANTEE PERIOD IF      GUARANTEE PERIOD IF
 AMOUNT TO TOTAL         ALWAYS DEATH BENEFIT     EVER DEATH BENEFIT
COMBINED FACE AMOUNT         OPTION A                 OPTION B
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 Less than 25%            To age 75 (1) (or 30     To age 75 (or 15
                          policy years, if         policy years, if
                          longer)(2)               longer)
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 25% to less than 50%     To age 65 (or 20         To age 65 (or 15
                          policy years, if         policy years, if
                          longer)                  longer)
--------------------------------------------------------------------------------
 50% to less than 75%     To age 55 (or 10         To age 55 (or 10
                          policy years, if         policy years, if
                          longer)                  longer)
--------------------------------------------------------------------------------
 75% and greater          3 policy years           3 policy years
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----------
 1 In this table, ages refer to the age of the insured person.

 2 In no event will the guarantee period extend beyond the policy's maturity.

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                                               Policy features and benefits   19
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 The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.

 See also "Tax information" beginning on page 26 below for certain possible tax consequences of adding or deleting riders.

 YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

 BENEFICIARY OF DEATH BENEFIT. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

 PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your Equitable associate can provide you with samples of such contracts on request.

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 You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
--------------------------------------------------------------------------------

 If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

 If an Equitable associate has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the associate within the periods specified for death benefit payments under "When we pay policy proceeds," beginning on page 38 below. Our associates will take reasonable steps to arrange for prompt delivery to the beneficiary.

 PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.

 YOUR RIGHT TO CANCEL WITHIN A CERTAIN
 NUMBER OF DAYS

 If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

 To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

 VARIATIONS AMONG INCENTIVE LIFE PLUS POLICIES

 Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

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20 Policy features and benefits
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 Equitable Life also may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Plus. We will make such variations only in accordance with uniform rules that we establish.

 Equitable Life or your Equitable associate can advise you about any variations that may apply to your policy.

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                                           Determining your policy's value    21
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2
Determining your policy's
value
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 YOUR ACCOUNT VALUE

 As set forth on page 6 above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

 Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken. See "Borrowing from your policy" beginning on page 23 below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in the table on page 6.

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 Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
--------------------------------------------------------------------------------

 YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. The invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

 The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

 YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" on page 25 below. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

 Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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22    Transferring your money among our investment options
--------------------------------------------------------------------------------


3
Transferring your money
among our
investment options
--------------------------------------------------------------------------------


     TRANSFERS YOU CAN MAKE
--------------------------------------------------------------------------------
 You can transfer freely among our variable investment options and into our guaranteed interest option.
--------------------------------------------------------------------------------

 After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

--------------------------------------------------------------------------------
 Transfers out of our guaranteed interest option are more limited.
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 RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option, (b) $500, or
 (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

 We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

 TELEPHONE TRANSFERS

 You can make telephone transfers by following one of two procedures:

 o if you are both the policy's insured person and its owner, by calling 1-888-855-5100 (toll free) from a touch tone phone; or

 o if you are not both the insured person and owner, by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

 For more information see "Telephone requests" on page 36 below. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


 OUR DOLLAR COST AVERAGING SERVICE

 We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

 Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50. Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

 You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

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                                                       Accessing your money   23
--------------------------------------------------------------------------------


4
Accessing your money
--------------------------------------------------------------------------------

 BORROWING FROM YOUR POLICY

 You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" beginning on page 25 below. Each new loan you request must be at least $500.

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 You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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 When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

 o  you cannot make transfers or withdrawals of the collateral;

 o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

 o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Monthly cost of insurance charge" on page 36 below); and

 o  the collateral is not available to pay policy charges.

 When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

 LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

 Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

 INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, 1/4% less than the loan interest rate. The rate differentials are not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Incentive Life Plus was first offered only in 1995, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

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 Interest we pay on your loan collateral accrues daily. On each anniversary of your policy (or when your policy loans are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

 EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" beginning on page 26 below for a discussion of the tax consequences of policy loans.

 PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

 When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


 MAKING WITHDRAWALS FROM YOUR POLICY

 You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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 You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
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 EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

 The result is different, however, during any time when the alternative death benefit (discussed on page 15 above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining the policy's death benefit guarantee. Regardless of whether it reduces the face amount, a partial withdrawal you request does not result in any change in, or deduction of, any sales or surrender charges.

 You should refer to "Tax information" beginning on page 26 below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.

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 SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

 You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charges that then remain applicable. The surrender charges are described on page 7 above.

 Please refer to "Tax information" beginning on page 26 below for the possible tax consequences of surrendering your policy.

 WHEN THE INSURED PERSON REACHES AGE 100 ("MATURITY")

 If the insured person is still living on the policy anniversary closest to his or her 100th birthday, we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" beginning on page 26 below for the tax consequences of maturity.

 YOUR OPTION TO RECEIVE A LIVING BENEFIT

 Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

 If you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

 If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the insured person dies.

 When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. We will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

 The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

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 You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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 This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

 BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

 An Incentive Life Plus policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
 Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

 o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

 o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

 There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page 31 below.


 TAX TREATMENT OF DISTRIBUTIONS TO YOU

 The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

 TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

 Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount, or certain other changes.

 If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

 A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

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 In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" on page 38 below.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

 If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

 On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

 TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

 For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

 A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

 IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to

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 discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

 Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

 RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


 TAX TREATMENT OF LIVING BENEFIT PROCEEDS

 Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.

 EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

 Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

 The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

 The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

 In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

 Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.

 REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

 Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for

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 subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.

 ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

 If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

 In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year
 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.

 As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation skipping tax may be payable. Generation skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation skipping tax exemption of $1 million.

 The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.

 PENSION AND PROFIT-SHARING PLANS

 There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

 OTHER EMPLOYEE BENEFIT PROGRAMS

 Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

 ERISA

 Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.

 OUR TAXES

 The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes

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 incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

 We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or allocable to the policies.

 WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

 Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.

 POSSIBILITY OF FUTURE TAX CHANGES

 The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

 The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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 This section provides further detail about certain subjects that are addressed in pages 1-30 above. The following discussion generally does not repeat the information already contained in those pages.


 WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

 CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

 We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
 (1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


 REQUIREMENTS FOR SURRENDER REQUESTS

 Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

 Finally, in order for your surrender request to be complete, you must return your policy to us.

 WAYS WE PAY POLICY PROCEEDS

 The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

 We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.

 ASSIGNING YOUR POLICY

 You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

 Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.

 DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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 DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

 BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

 PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

 o premium payments received after the policy's investment start date (discussed below)

 o  loan repayments and interest payments

 REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

 o  withdrawals

 o  tax withholding elections

 o  face amount decreases that result from a withdrawal

 o changes of allocation percentages for premium payments or monthly deductions

 o  surrenders

 o  changes of beneficiary

 o transfers from a variable investment option to the guaranteed interest option

 o  changes in form of death benefit payment

 o  loans

 o  transfers among variable investment options

 o  assignments

 The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

 o  changes in face amount

 o  changes of insured person

 o  changes in death benefit option

 o  restoration of lapsed policies

 DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation date.

 DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page 38 below. We may also delay such transactions for any other legally permitted purpose.

 PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

 EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

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 POLICY ISSUANCE

 REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

 o If you submit the full initial premium to your Equitable associate at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

 o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

 Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

 We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

 INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
 Date). Generally, this is the register date, or, if later, the date we receive your full initial premium at our Administrative Office.

 COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your Equitable associate on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and (2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

 NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

 AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

 GENDER-NEUTRAL POLICIES

 Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

 There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Plus policy.

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 YOUR VOTING PRIVILEGES

 VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust of which that Portfolio is a part). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

 Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semi-annual report we send to you.

 VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life Plus and other policies that Separate Account FP supports.


 ABOUT OUR SEPARATE ACCOUNT FP

 Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account FP's predecessor was established on April 19, 1985 by our then wholly-owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

 Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

 Each subaccount (variable investment option) of Separate Account FP available under Incentive Life Plus invests solely in one class of shares issued by the corresponding Portfolio. For Portfolios that are part of The Hudson River Trust, these are class IA shares; and for Portfolios that are part of EQ Advisors Trust, these are class IB shares. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

 The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, as well as to the trustee of a qualified plan for Equitable Life. The Hudson River Trust sells its shares to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of The Hudson River Trust intends to monitor events to identify any material irreconcilable conflicts that may arise

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 and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio of the Trust involved, we will examine other investment alternatives.


 ABOUT OUR GENERAL ACCOUNT

 Our general account assets support all of our obligations, (including those under the Incentive Life Plus policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

 Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

 We declare the rate of interest for each year of your policy at the beginning of that year, but it will not be less than 4%. We credit and compound the interest daily at an effective annual rate that equals the declared rate for the year. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.

 YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

 After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

 Upon making this change, the monthly insurance charges we deduct and prospective specified premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

 Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" beginning on page 26 above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


 TRANSFERS OF YOUR ACCOUNT VALUE

 TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

 Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death.

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 MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one policyowner. Any agreements to use market timing services to make transfers are subject to our rules in effect at any time.


 TELEPHONE REQUESTS

 If you are a properly authorized person, you may make telephone transfers as described above on page 22.

 Also, if you are both the owner and the insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following additional types of requests:

 o  policy loans

 o  changes of address

 o  changes of premium allocation percentages

 All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

 Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.


 DEDUCTING POLICY CHARGES

 CHARGE FOR TAXES. This charge is designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

 SALES CHARGE. Currently, we deduct the sales charge from each premium payment you make, until the cumulative premiums you have paid equal ten times the "sales load target premium." The sales load target premium is actuarially determined for each policy, based on that policy's particular characteristics, and is generally less than or equal to 75% of the annual premium you would have to pay for a comparable whole life policy, calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. The sales load target premium is different from the "target premium" used to determine the premium surrender charge. We reserve the right, however, to deduct the sales charge from every premium payment.

 MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date (not including any term rider coverage on the insured person) and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

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 As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age. However, for policies that have been outstanding for more than nine years, we reduce the current monthly insurance charge (or, for New York policies, the mortality and expense risk charge). The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage reduction begins at an annual rate of .05% for the policy's tenth year and increases gradually in each subsequent year, until it is equal to an annual rate of .65% in the 25th and all subsequent years. These charge reductions are not guaranteed, however. Because Incentive Life Plus was first offered only in 1995, no such reduction has yet been attained under any outstanding policy.

 Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates (including by reducing or eliminating the current monthly charge reduction that otherwise would begin in the tenth year) up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Plus policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

 Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies.

 In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

 We offer lower rates for non-tobacco users only if they are at least age 20. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 20.

 Our current cost of insurance rates are generally highest if your policy's face amount at the time of the charge is less than $100,000 and lowest if your face amount is $200,000 or more.

 DEATH BENEFIT GUARANTEE CHARGE. We deduct this charge even if you do not currently pay enough premiums to satisfy the death benefit guarantee test. See "Death benefit guarantee test" on page 12 above. We will not deduct this charge in states where the death benefit guarantee is not available.

 DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

 SURRENDER CHARGES. If you surrender your policy during its first 15 years, we deduct from your account value a "premium surrender charge." Additionally, if you surrender your policy during its first eight years, we deduct an "administrative surrender charge." In this prospectus, we use the term "surrender charges" to refer to both types of charges.

 PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

 The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of

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 specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The premium surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the sales charge is designed primarily to defray sales expenses we incur that are based on premium payments.

 SUICIDE AND CERTAIN MISSTATEMENTS

 If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


 WHEN WE PAY POLICY PROCEEDS

 GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter. We pay maturity proceeds within seven days after the maturity date.

 CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

 DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

 DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

 DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


 CHANGES WE CAN MAKE

 In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

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 o combine two or more variable investment options or withdraw assets relating to Incentive Life Plus from one investment option and put them into another;

 o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

 o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

 o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

 o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

 If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, The Hudson River Trust or EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

 We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.

 REPORTS WE WILL SEND YOU

 Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.

 LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


 ILLUSTRATIONS OF POLICY BENEFITS

 In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


 SEC REGISTRATION STATEMENT

 We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life Plus policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).

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 HOW WE MARKET THE POLICIES

 We offer variable life insurance policies (including Incentive Life Plus) and variable annuity contracts through EQ Financial Consultants, Inc. ("EQF"). The Investment Company Act of 1940, therefore, classifies EQF as the "principal underwriter" of those policies and contracts. EQF also serves as manager and a principal underwriter of EQ Advisors Trust and as the principal underwriter of The Hudson River Trust. EQF is an indirect wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. During 1999, EQF plans to change its name to AXA Advisors, Inc. In 1997 and 1998, EQF was paid a fee of $325,380, annually, for its services as principal underwriter of our policies.

 We sell Incentive Life Plus through licensed insurance agents who are also registered representatives of EQF. The agent who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the premiums you pay in your policy's first year up to a certain amount, plus 6% of the premiums you pay in the second through the tenth years up to a certain amount, plus 3% of all other premiums you pay in any year. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of a term rider on the insured person instead of an equal amount of coverage under the base policy generally reduces commissions.

 We also sell the policies through licensed independent insurance brokers. They will also be registered representatives either of EQF or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents. The commissions will be paid through the registered broker-dealer and may be subject to our above-noted return policy if premiums are refunded.

 INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

 We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


 YEAR 2000 PROGRESS

 Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

 In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party services providers to seek confirmations that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmations of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by

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 June 30, 1999, except for one investment accounting system which is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

 There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

 To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

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 Directors and principal
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 Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

DIRECTORS
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 NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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FRANCOISE COLLOC'H
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AXA                                      Director of Equitable Life since July 1992. Senior Executive Vice President,
23, Avenue Matignon                      Resources and Communications of AXA, and various positions with AXA affiliated
75008 Paris, France                      companies. Director of the Equitable Companies since December 1996.
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HENRI DE CASTRIES
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AXA                                      Director of Equitable Life since September 1993. Director (since May 1994) and
23, Avenue Matignon                      Chairman of the Board (since April 1998) of the Equitable Companies. Prior thereto,
75008 Paris, France                      Vice Chairman of the Board of the Equitable Companies (February 1996 to
                                         April 1998). Senior Executive Vice President, Financial Services and Life Insurance
                                         Activities of AXA since 1996. Prior thereto, Executive Vice President Financial Services and Life Insurance Activities of AXA (1933 to 1996). Also Director or officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates.
                                         Previously held other officerships with the AXA Group.
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JOSEPH L. DIONNE
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The McGraw-Hill Companies                Director of Equitable Life since May 1982. Chairman (since April 1988) and former
1221 Avenue of the Americas              Chief Executive Officer (April 1983 to April 1988) of The McGraw-Hill Companies.
New York, NY 10020                       Director of the Equitable Companies (since May 1992). Director, Harris Corporation and Ryder System, Inc.
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DENIS DUVERNE
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AXA                                      Director of Equitable Life since February 1998. Senior Vice President International
23, Avenue Matignon                      (US-UK-Benelux) AXA. Director since February 1996, Alliance. Director since
75008 Paris, France                      February 1997, Donaldson Lufkin & Jenrette ("DLJ").
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JEAN-RENE FOURTOU
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Rhone-Poulenc S.A.                       Director of Equitable Life since July 1992. Director of Equitable Companies since July
25, Quai Paul Doumer                     1992. Chairman and Chief Executive Officer of Rhone-Poulenc, S.A.; Member,
92408 Courbevoie Cedex                   Supervisory Board of AXA since January 1997; European Advisory Board of Bankers
France                                   Trust Company and Consulting Council of Banque de France; Director, Societe
                                         Generale, Schneider S.A. and Groupe Pernod-Ricard (July 1997 to present).
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NORMAN C. FRANCIS
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Xavier University of Louisiana           Director of Equitable Life since March 1989. President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly
New Orleans, LA 70125                    Cafeterias, Inc., and Entergy Corporation.
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DONALD J. GREENE                         Director of Equitable Life since July 1991.  Partner, LeBoeuf, Lamb, Greene & MacRae,
LeBouef, Lamb, Greene & MacRae, L.L.P.   L.L.P.  Director of the Equitable Companies since May 1992.
125 West 55th Street
New York, NY 10019-4513
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DIRECTORS (CONTINUED)

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NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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JOHN T. HARTLEY
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1025 NASA Boulevard                    Director of Equitable Life since August 1987. Currently a Director and retired
Melbourne, FL 32919                    Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of the Equitable
                                       Companies since May 1992; Director of the McGraw Hill Companies.
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JOHN H.F. HASKELL JR.
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SBC Warburg Dillon Read LLC            Director of Equitable Life since July 1992; Director of the Equitable Companies since
535 Madison Avenue                     July 1992; Managing Director of Warburg Dillon Read LLC, and member of its Board
New York, NY 10022                     of Directors; Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (November 1998 to present), and Dillon, Read Limited.
------------------------------------------------------------------------------------------------------------------------------------
MARY R. (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
Bestfoods Grocery                      Director of Equitable Life since December 1996. President of Bestfoods Grocery
BESTFOODS                              (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC
International Plaza                    International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets
700 Sylvan Avenue                      Group. Director of the Equitable Companies since December 1996; Director, Hunt
Englewood Cliffs, NJ 07632-9976        Corporation.
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life since July 1992. President of Jarmain Group Inc. and officer
121 King Street West                   or director of several affiliated companies. Chairman and Director of FCA
Suite 2525                             International Ltd. (until May 1998). Director of various AXA affiliated companies and
Toronto, Ontario M5H 3T9               National Mutual Holdings Limited (July 1998-Present; Alternate Director, the National
Canada                                 Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia
                                       Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997
                                       to present). Previously held other officerships with FCA International. Director of the
                                       Equitable Companies since July 1992.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Schneider S.A.                         Director of Equitable Life since February 1996. Former Chairman and Chief Executive
64/70, Avenue Jean-Baptiste Clement    Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or
92646 Boulogne-Billancourt Cedex       director of numerous subsidiaries and affiliated companies of Schneider and the
France                                 Equitable Companies. Director of Equitable Companies and Equitable Life from July
                                       1992 to February 1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP,
                                       Sema Group PLC and Rhone-Poulenc, SA; Member of European Advisory Board of Bankers Trust
                                       Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of Bankers
                                       Trust Company, Booz Allen & Hamilton (USA)and Banque de France.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44   Directors and principal officers
--------------------------------------------------------------------------------


OFFICER-DIRECTORS
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS     BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                             Director of Equitable Life since May 1987. Retired Chairman and Chief Executive
Newton, NJ 07860                         Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of the Equitable Companies, since May
                                         1992.
------------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management              Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of
Corporation                              Alliance until January 1999 and Chairman or Director of numerous subsidiaries and
1345 Avenue of the Americas              affiliated companies of Alliance. Senior Executive Vice President of AXA since January.
New York, NY 10105 1997                  Director of the Equitable Companies, since May 1992.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
------------------------------------------------------------------------------------------------------------------------------------
                                         Director of Equitable Life since January 1998. President since January 1998 and Chief
                                         Operating Officer since February 1998, Equitable Life. Vice Chairman since April 1998,
                                         Senior Executive Vice President (January 1998 to April 1998), and Director and Chief
                                         Operating Officer (both since January 1998), the Equitable Companies. Vice Chairman (from
                                         1996 to 1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior
                                         Executive Vice President (from 1991 to 1995), Chemical Bank. Executive Vice President,
                                         Chief Operating Officer and Director since March 1998, Equitable Investment Corporation
                                         ("EIC"); ACMC, Inc. ("ACMC") (since March 1998). Director, Equitable Capital Management
                                         Corporation ("ECMC") (since March 1998), Alliance and DLJ (both May 1998 to Present).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
------------------------------------------------------------------------------------------------------------------------------------
                                         Director of Equitable Life since August 1997. Chairman of the Board since January 1998,
                                         Chief Executive Officer since August 1997, President (August 1997 to January 1998),
                                         Equitable Life. Director, President and Chief Executive Officer, all since August 1997, the
                                         Equitable Companies. Senior Executive Vice President and Member of the Executive Committee,
                                         AXA; Senior Vice Chairman, Chase Manhattan Corporation (March 1996 to April 1997).
                                         President (January 1994 to March 1996) and Vice Chairman (December 1991 to January 1994),
                                         Chemical Bank. Director, Alliance (since August 1997), DLJ (since November 1997), ECMC
                                         (since March 1998), ACMC, Inc. (since March 1998), and AXA Canada (since September 1998).
                                         Director, Chairman, President and Chief Executive Officer since March 1998, EIC. Director,
                                         KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                         Director and Vice Chairman of the Board since February 1998, and Chief Financial Officer since May 1996, Equitable Life. Senior Executive Vice President until February 1998, and
                                         Chief Financial Officer since May 1997, the Equitable Companies. Vice President until 1998,
                                         EQ ADVISORS TRUST. Director, Alliance (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Directors and principal officers    45
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                        Executive Vice President (since February 1998) and Chief Information Officer (since November
                                        1994), Equitable Life. Previously held other officerships with Equitable Life; Director,
                                        J.M.R. Realty Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life. Senior Vice President, the Equitable Companies
                                        Director, The Equitable of Colorado, Inc., Vice President and Chief Financial Officer since
                                        March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company ("Frontier").
                                        Executive Vice President since November 1996 and Director, EQ Financial Consultants, Inc.
                                        ("EQF"). Director until May 1996, Equitable Distributors, Inc. ("EDI"). Director and Senior
                                        Vice President, EquiSource. Director and Officer of various Equitable Life affiliates.
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Treasurer, Equitable Life and the Equitable Companies. Treasurer,
                                        EIC (since June 1997), EquiSource and Frontier. President and Chief Executive Officer (since
                                        September 1997), and prior thereto, Vice President and Treasurer, Equitable Casualty
                                        Insurance Company ("Casualty"). Vice President and Treasurer, EQ ADVISORS TRUST (since March
                                        1997). Director, Chairman, President and Chief Executive Officer, Equitable JV Holdings
                                        (since August 1997). Director (since July 1997), and Senior Vice President and Chief
                                        Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                        December 1998). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January
                                        1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                        Senior Vice President and Controller, Equitable Life and the Equitable Companies. Senior
                                        Vice President and Chief Financial Officer, The Equitable of Colorado, Inc., since March
                                        1997. Previously held other officerships with Equitable Life and its affiliates.
-----------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, the
                                       Equitable Companies.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and General Counsel, Equitable Life and the Equitable
                                       Companies. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
46   Directors and principal officers
--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JEROME S. GOLDEN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since November 1997), Equitable Life. Executive Vice
                                       President (since November 1997), The Equitable Companies. Prior thereto, President,
                                       Income Management Group (May 1994 to November 1997), Equitable Life. Chairman
                                       and Chief Executive Officer (February 1995 to December 1997), EDI. Owner
                                       (November 1993 to May 1994), JG Resources.
------------------------------------------------------------------------------------------------------------------------------------
MARK A. HUG
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President,
                                       Aetna.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Vice President and Chief Compliance Officer and Associate General Counsel, Equitable Life.
                                       Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                       December 1997). Prior thereto, Senior Vice President and Chief Marketing Officer,
                                       Equitable Life. Chairman and Chief Executive Officer, EQF. Vice President, EQ
                                       ADVISORS TRUST (until April 1998) and THE HUDSON RIVER TRUST. Director,
                                       Equitable Underwriting and Sales Agency (Bahamas), Ltd. and EquiSource; Director
                                       and Executive Vice President (since December 1998), Colorado, prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS MENKES
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Corporate Actuary since June 1997, Equitable Life. Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President since May 1995 and Chief Investment Officer since July 1995, The Equitable
                                       Companies. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and
                                       Trustee since March 1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable
                                       Real Estate (until June 1997). Executive Vice President, EQF, since November 1996.
                                       Director, EREIM Managers Corp. (since July 1997), and EREIM LP Corp. (since
                                       October 1997). Prior to May 1995, Vice President/Manager, Insurance Companies
                                       Investment Strategies Group, Salomon Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          Directors and principal officers    47
--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer,
                                       Casualty, (since September 1997). Director, Equitable Agri-Business, Inc. (until
                                       June 1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate General
                                       Counsel, Equitable Life and the Equitable Companies, since September 1995. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and Deputy General Counsel (since June 1996),
                                       Equitable Life. Senior Vice President and Associate General Counsel (since September 1996),
                                       The Equitable Companies. Director, EQF. Senior Vice President and General Counsel, EIC (June
                                       1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

JOSE S. SUQUET
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                       December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable Life. Prior
                                       thereto, Agency Manager. Executive Vice President since May 1996, the Equitable Companies.
                                       Vice President since March 1998, THE HUDSON RIVER TRUST. Chairman (since December 1997), EDI.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Financial statements of Separate Account FP and Equitable Life    48
--------------------------------------------------------------------------------


8
Financial statements of Separate Account FP and Equitable Life


--------------------------------------------------------------------------------


 The financial statements of Separate Account FP as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants .....................................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998 ............    FSA-3
   Statements of Operations for the Years Ended December 31, 1998,
     1997 and 1996 ....................................................    FSA-5
   Statements of Changes in Net Assets for the Years Ended December 31,
     1998, 1997 and 1996 ..............................................   FSA-12
   Notes to Financial Statements ......................................   FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants .....................................      F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997 ............      F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998,
     1997 and 1996 ....................................................      F-3
   Consolidated Statements of Shareholder's Equity, Years Ended
     December 31,  1998, 1997 and 1996 ................................      F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
     1998, 1997 and 1996 ..............................................      F-5
   Notes to Consolidated Financial Statements .........................      F-6

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                       FIXED INCOME SERIES:                                    EQUITY SERIES:
                              ------------------------------------------------------------------      ---------------------------
                                                   ALLIANCE                                            T. ROWE
                                ALLIANCE         INTERMEDIATE       ALLIANCE         ALLIANCE           PRICE          EQ/PUTNAM
                                  MONEY           GOVERNMENT         QUALITY           HIGH             EQUITY          GROWTH &
                                 MARKET           SECURITIES          BOND             YIELD            INCOME       INCOME VALUE
                                  FUND               FUND             FUND             FUND              FUND            FUND
                              --------------   --------------   --------------   --------------       ----------     ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost: $ 252,036,846 ...     $253,573,296
             73,048,104 ...                       $75,439,166
            225,936,035 ...                                       $229,303,732
            191,596,765 ...                                                        $170,697,910
             42,202,407 ...                                                                          $43,788,024
             15,594,112 ...                                                                                            $16,754,714
Receivable for Trust shares
    sold ..................               --           73,479               --               --               --                --
Receivable for policy-
    related transactions ..       17,848,216               --               --               --               --                --
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Assets ..............      271,421,512       75,512,645      229,303,732      170,697,910       43,788,024        16,754,714
                                ------------      -----------     ------------     ------------      -----------       -----------
LIABILITIES
Payable for Trust shares
    purchased .............       16,331,370               --          133,581           35,027           23,315             3,033
Payable for policy-
    related transactions ..               --          539,972          210,509          289,889           75,177             8,426
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          414,349          299,334          274,393          136,603          125,779           106,949
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Liabilities .........       16,745,719          839,306          618,483          461,519          224,271          118,408
                                ------------      -----------     ------------     ------------      -----------       -----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $254,675,793      $74,673,339     $228,685,249     $170,236,391      $43,563,753       $16,636,306
                                ============      ===========     ============     ============      ===========       ===========


                                                                        EQUITY SERIES:
                              ---------------------------------------------------------------------------------------------------
                                                                   MERRILL
                                 ALLIANCE         ALLIANCE          LYNCH           ALLIANCE
                                  GROWTH &         EQUITY        BASIC VALUE         COMMON           MFS             ALLIANCE
                                  INCOME            INDEX           EQUITY           STOCK          RESEARCH           GLOBAL
                                   FUND             FUND             FUND             FUND            FUND              FUND
                              --------------    -------------   --------------   --------------   --------------   --------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$  135,380,284 ...     $151,620,795
            307,490,851 ...                      $444,156,167
             20,272,609 ...                                        $20,180,650
          2,256,517,409 ...                                                      $2,945,826,613
             24,727,882 ...                                                                          $28,040,945
            442,031,583 ...                                                                                          $525,592,086
Receivable for Trust shares
    sold ..................               --               --           10,202               --               --               --
Receivable for policy-
    related transactions ..               --        8,872,643               --        3,228,813           63,970          123,333
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Assets ..............      151,620,795      453,028,810       20,190,852    2,949,055,426       28,104,915      525,715,419
                                ------------     ------------      -----------   --------------      -----------     ------------
LIABILITIES
Payable for Trust shares
    purchased .............          162,160        9,264,465               --        5,828,987           82,934            8,286
Payable for policy-
    related transactions ..            7,532               --           29,458               --               --               --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          275,390          326,244           76,304          699,865           60,594          471,438
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Liabilities .........          445,082        9,590,709          105,762        6,528,852          143,528          479,724
                                ------------     ------------      -----------   --------------      -----------     ------------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $151,175,713     $443,438,101      $20,085,090   $2,942,526,574      $27,961,387     $525,235,695
                                ============     ============      ===========   ==============      ===========     ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1998

                                                                        EQUITY SERIES (CONCLUDED):
                              ------------------------------------------------------------------------------------------------------
                                                               MORGAN
                                                               STANLEY                       WARBURG                        MFS
                                                T. ROWE       EMERGING       ALLIANCE        PINCUS         ALLIANCE     EMERGING
                                 ALLIANCE        PRICE         MARKETS      AGGRESSIVE        SMALL         SMALL CAP      GROWTH
                              INTERNATIONAL   INTERNATIONAL    EQUITY         STOCK          COMPANY         GROWTH      COMPANIES
                                  FUND         STOCK FUND       FUND           FUND         VALUE FUND        FUND          FUND
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$ 49,817,199 .....    $55,319,650
           29,126,226 .....                   $30,729,309
           12,317,395 .....                                   $9,374,762
          945,225,569 .....                                                $971,940,783
           41,015,034 .....                                                                $36,799,693
           40,047,285 .....                                                                               $48,828,240
           49,044,186 .....                                                                                              $56,040,363
Receivable for Trust shares
    sold ..................             --             --             --     15,756,667         64,794     12,471,839      1,181,194
Receivable for policy-
    related transactions ..             --         22,077             --             --             --             --             --
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Assets ..............     55,319,650     30,751,386      9,374,762    987,697,450     36,864,487     61,300,079     57,221,557
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

LIABILITIES
Payable for Trust shares
    purchased .............         70,336         91,033         18,854             --             --             --             --
Payable for policy-
    related transactions ..         14,372             --          7,369     16,503,396        137,563     12,640,148      1,224,733
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        211,534         52,297      2,334,195        415,973         72,842        188,682         31,895
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Liabilities .........        296,242        143,330      2,360,418     16,919,369        210,405     12,828,830      1,256,628
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......    $55,023,408     30,608,056     $7,014,344   $970,778,081    $36,654,082    $48,471,249    $55,964,929
                               ===========    ===========     ==========   ============    ===========    ===========    ===========

                                                       ASSET ALLOCATION SERIES:
                              ------------------------------------------------------------------------
                                                                                            MERRILL
                                ALLIANCE        EQ/           ALLIANCE                       LYNCH
                              CONSERVATIVE     PUTNAM          GROWTH       ALLIANCE         WORLD
                                INVESTORS     BALANCED        INVESTORS     BALANCED        STRATEGY
                                  FUND          FUND            FUND          FUND            FUND
                              ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$180,638,791 .....   $202,146,754
            5,761,747 .....                    $6,021,630
          810,703,279 .....                                 $978,408,876
          418,040,777 .....                                                $499,385,640
            4,940,984 .....                                                                 $5,128,718
Receivable for Trust shares
    sold ..................             --             --             --             --             --
Receivable for policy-
    related transactions ..        119,163             --         11,442             --          7,652
                              ------------     ----------   ------------   ------------     ----------
Total Assets ..............    202,265,917      6,021,630    978,420,318    499,385,640      5,136,370
                              ------------     ----------   ------------   ------------     ----------
LIABILITIES
Payable for Trust shares
    purchased .............        102,291          8,663        332,413         82,601          7,657
Payable for policy-
    related transactions ..             --          3,473             --        474,028             --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        428,272        120,957        695,497        444,727      1,365,122
                              ------------     ----------   ------------   ------------     ----------
Total Liabilities .........        530,563        133,093      1,027,910      1,001,356      1,372,779
                              ------------     ----------   ------------   ------------     ----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......   $201,735,354     $5,888,537   $977,392,408   $498,384,284     $3,763,591
                              ============     ==========   ============   ============     ==========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                            ALLIANCE MONEY
                                                                             MARKET FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,719,684    $9,754,675      $9,126,793
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,204,220     1,101,168       1,025,149
                                                              -----------    ----------      ----------
NET INVESTMENT INCOME ....................................      9,515,464     8,653,507       8,101,644
                                                              -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............       (161,314)     (513,800)       (110,954)
        Realized gain distribution from the Trusts .......          7,750        13,435              --
                                                              -----------    ----------      ----------
NET REALIZED GAIN (LOSS) .................................       (153,564)     (500,365)       (110,954)
                                                              -----------    ----------      ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        804,349        24,023          89,976
        End of period ....................................      1,536,450       804,349          24,023
                                                              -----------    ----------      ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        732,101       780,326         (65,953)
                                                              -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        578,537       279,961        (176,907)
                                                              -----------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $10,094,001    $8,933,468      $7,924,737
                                                              ===========    ==========      ==========

                                                                         FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                     ALLIANCE INTERMEDIATE GOVERNMENT
                                                                             SECURITIES FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------     ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................     $3,477,938     $2,914,613       $2,367,498
    Expenses (Note 3):
        Mortality and expense risk charges ...............        350,536        282,422          245,038
                                                              -----------     ----------       ----------
NET INVESTMENT INCOME ....................................      3,127,402      2,632,191        2,122,460
                                                              -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         60,260        (95,509)        (490,315)
        Realized gain distribution from the Trusts .......             --             --               --
                                                              -----------     ----------       ----------
NET REALIZED GAIN (LOSS) .................................         60,260        (95,509)        (490,315)
                                                              -----------     ----------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        868,053       (141,479)         145,522
        End of period ....................................      2,391,062        868,053         (141,479)
                                                              -----------     ----------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................      1,523,009      1,009,532         (287,001)
                                                              -----------     ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      1,583,269        914,023         (777,316)
                                                              -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $4,710,671     $3,546,214       $1,345,144
                                                              ===========     ==========       ==========

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                          ALLIANCE QUALITY
                                                                             BOND FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,317,238   $  8,869,740       $8,972,983
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,106,136        845,069          869,312
                                                              -----------   ------------       ----------
NET INVESTMENT INCOME ....................................      9,211,102      8,024,671        8,103,671
                                                              -----------   ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         34,937       (504,580)      (1,130,915)
        Realized gain distribution from the Trusts .......      4,596,907             --               --
                                                              -----------   ------------       ----------
NET REALIZED GAIN (LOSS) .................................      4,631,844       (504,580)      (1,130,915)
                                                              -----------   ------------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................      2,395,718     (1,961,822)      (2,105,676)
        End of period ....................................      3,367,697      2,395,718       (1,961,822)
                                                              -----------   ------------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        971,979      4,357,540          143,854
                                                              -----------   ------------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      5,603,823      3,852,960         (987,061)
                                                              -----------   ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $14,814,925    $11,877,631       $7,116,610
                                                              ===========    ===========       ==========

----------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    FIXED INCOME SERIES (CONCLUDED):
                                                                             -------------------------------------------
                                                                                               ALLIANCE
                                                                                              HIGH YIELD
                                                                                                 FUND
                                                                             -------------------------------------------
                                                                                 1998            1997              1996
                                                                             ------------    ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $ 18,449,747    $12,918,934     $ 8,696,039
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      1,007,106        789,982         518,429
                                                                             ------------    -----------     -----------
NET INVESTMENT INCOME ....................................................     17,442,641     12,128,952       8,177,610
                                                                             ------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     (2,344,392)       936,554         939,559
        Realized gain distribution from
           the Trusts ....................................................      3,396,523      6,365,633       6,119,053
                                                                             ------------    -----------     -----------
NET REALIZED GAIN (LOSS) .................................................      1,052,131      7,302,187       7,058,612
                                                                             ------------    -----------     -----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................      8,622,836      5,664,824       3,823,981
        End of period ....................................................    (20,898,854)     8,622,836       5,664,824
                                                                             ------------    -----------     -----------
    Change in unrealized appreciation
        (depreciation) during the period .................................    (29,521,690)     2,958,012       1,840,843
                                                                             ------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    (28,469,559)    10,260,199       8,899,455
                                                                             ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $(11,026,918)   $22,389,151     $17,077,065
                                                                             ============    ===========     ============

                                                                                                  EQUITY SERIES:
                                                                             ----------------------------------------------------
                                                                                       T. ROWE
                                                                                  PRICE EQUITY INCOME          EQ/PUTNAM GROWTH
                                                                                         FUND                & INCOME VALUE FUND
                                                                             -------------------------      ---------------------
                                                                                 1998           1997*           1998       1997*
                                                                             ----------     ----------      ----------   --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $  722,954     $  145,613      $  143,999   $ 33,273
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      173,802         29,706          56,995      9,655
                                                                             ----------     ----------      ----------   --------
NET INVESTMENT INCOME ....................................................      549,152        115,907          87,004     23,618
                                                                             ----------     ----------      ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................      341,473         56,634         209,398      1,078
        Realized gain distribution from
           the Trusts ....................................................      930,853         53,840         130,047     27,226
                                                                             ----------     ----------      ----------   --------
NET REALIZED GAIN (LOSS) .................................................    1,272,326        110,474         339,445     28,304
                                                                             ----------     ----------      ----------   --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    1,073,548             --         269,561         --
        End of period ....................................................    1,585,616      1,073,548       1,160,602    269,561
                                                                             ----------     ----------      ----------   --------
    Change in unrealized appreciation
        (depreciation) during the period .................................      512,068      1,073,548         891,041    269,561
                                                                             ----------     ----------      ----------   --------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    1,784,394      1,184,022       1,230,486    297,865
                                                                             ----------     ----------      ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $2,333,546     $1,299,929      $1,317,490   $321,483
                                                                             ==========     ==========      ==========   ========

                                                                                              EQUITY SERIES:
                                                                             -------------------------------------------
                                                                                                 ALLIANCE
                                                                                             GROWTH & INCOME
                                                                                                  FUND
                                                                             ---------------------------------------------
                                                                                   1998            1997            1996
                                                                             ------------      ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $   415,436       $   636,335     $  525,200
    Expenses (Note 3):
        Mortality and expense risk charges ...............................       668,795           358,997        155,175
                                                                             ------------      -----------     ----------

NET INVESTMENT INCOME ....................................................      (253,359)          277,338        370,025
                                                                             -----------       -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     7,289,936           530,421          5,198
        Realized gain distribution from
           the Trusts ....................................................    12,146,928         5,006,247      1,943,415
                                                                             -----------       -----------     ----------

NET REALIZED GAIN (LOSS) .................................................    19,436,864         5,536,668      1,948,613
                                                                             -----------       -----------     ----------

    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    13,021,603         5,074,338      2,123,346
        End of period ....................................................    16,240,511        13,021,603      5,074,338
                                                                             -----------       -----------     ----------

    Change in unrealized appreciation
        (depreciation) during the period .................................     3,218,908         7,947,265      2,950,992
                                                                             -----------       -----------     ----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................................    22,655,772        13,483,933      4,899,605
                                                                             -----------       -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................................   $22,402,413       $13,761,271     $5,269,630
                                                                             ===========       ===========     ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQUITY SERIES (CONTINUED):
                                                            -------------------------------------------------------------------
                                                                             ALLIANCE                         MERRILL LYNCH
                                                                           EQUITY INDEX                        BASIC VALUE
                                                                               FUND                            EQUITY FUND
                                                            -------------------------------------------   ----------------------
                                                               1998            1997            1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $  3,958,217   $ 2,610,223     $ 1,751,848    $ 192,441     $ 35,810
    Expenses (Note 3):
        Mortality and expense risk charges ..............      1,862,376       977,620         605,961       66,427        9,349
                                                            ------------   -----------     -----------    ---------     --------
NET INVESTMENT INCOME (LOSS) ............................      2,095,841     1,632,603       1,145,887      126,014       26,461
                                                            ------------   -----------     -----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............      5,460,381      (414,497)      8,013,073      207,032        6,656
        Realized gain distribution from
           the Trusts ...................................        128,151       850,437       3,889,944      667,083       33,738
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED GAIN (LOSS) ................................      5,588,532       435,940      11,903,017      874,115       40,394
                                                            ------------   -----------     -----------    ---------     --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................     63,055,426    21,448,224      12,451,765      135,003           --
           End of period ................................    136,665,316    63,055,426      21,448,224      (91,959)     135,003
                                                            ------------   -----------     -----------    ---------     --------
    Change in unrealized appreciation
        (depreciation) during the period ................     73,609,890    41,607,202       8,996,459     (226,962)     135,003
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................     79,198,422    42,043,142      20,899,476      647,153      175,397
                                                            ------------   -----------     -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $ 81,294,263   $43,675,745     $22,045,363    $ 773,167     $201,858
                                                            ============   ===========     ===========    ==========    ========

                                                                                     EQUITY SERIES (CONTINUED):
                                                            --------------------------------------------------------------------
                                                                            ALLIANCE                                 MFS
                                                                          COMMON STOCK                            RESEARCH
                                                                              FUND                                  FUND
                                                            -------------------------------------------   ----------------------
                                                                 1998         1997             1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $ 15,939,680   $ 10,668,337    $ 11,773,551   $   71,137    $ 20,442
    Expenses (Note 3):
        Mortality and expense risk charges ..............     14,600,706     11,435,936       8,267,795       86,044      13,127
                                                            ------------   ------------    ------------   ----------    --------
NET INVESTMENT INCOME (LOSS) ............................      1,338,974       (767,599)      3,505,756      (14,907)      7,315
                                                            ------------   ------------    ------------   ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............    169,109,310     53,841,049      30,128,838      494,412       6,989
        Realized gain distribution from
           the Trusts ...................................    353,834,250    164,814,473     157,423,606           --      81,156
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED GAIN (LOSS) ................................    522,943,560    218,655,522     187,552,444      494,412      88,145
                                                            ------------   ------------    ------------   ----------    --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................    567,231,009    294,432,897     181,824,279      249,382          --
           End of period ................................    689,309,204    567,231,009     294,432,897    3,313,063     249,382
                                                            ------------   ------------    ------------   ----------    --------
    Change in unrealized appreciation
        (depreciation) during the period ................    122,078,195    272,798,112     112,608,618    3,063,681     249,382
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................    645,021,755    491,453,634     300,161,062    3,558,093     337,527
                                                            ------------   ------------    ------------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $646,360,729   $490,686,035    $303,666,818   $3,543,186    $344,842
                                                            ============   ============    ============   ==========    ========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------
                                                                             ALLIANCE
                                                                              GLOBAL
                                                                               FUND
                                                             -----------------------------------------
                                                                1998           1997            1996
                                                             -----------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 5,636,672    $ 8,803,070    $ 7,019,392
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,777,697      2,805,310      2,314,066
                                                             -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................     2,858,975      5,997,760      4,705,326
                                                             -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    17,406,382     30,411,238      4,971,547
        Realized gain distribution from
           the Trusts ....................................    33,241,409     26,426,403     18,802,992
                                                             -----------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................    50,647,791     56,837,641     23,774,539
                                                             -----------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................    46,113,189     58,618,054     36,525,596
           End of period .................................    83,560,503     46,113,189     58,618,054
                                                             -----------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    37,447,314    (12,504,865)    22,092,458
                                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    88,095,105     44,332,776     45,866,997
                                                             -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $90,954,080    $50,330,536    $50,572,323
                                                             ===========    ===========    ===========

                                                                       EQUITY SERIES (CONTINUED):
                                                             ---------------------------------------
                                                                             ALLIANCE
                                                                           INTERNATIONAL
                                                                               FUND
                                                             ---------------------------------------
                                                                 1998          1997           1996
                                                             ----------    -----------    ----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  996,913    $ 1,386,732    $  575,524
    Expenses (Note 3):
        Mortality and expense risk charges ...............      289,066        297,278       164,149
                                                             ----------    -----------    ----------
NET INVESTMENT INCOME (LOSS) .............................      707,847      1,089,454       411,375
                                                             ----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............   (3,606,669)       (57,635)      (28,490)
        Realized gain distribution from
           the Trusts ....................................       10,663      2,325,403       737,771
                                                             ----------    -----------    ----------
NET REALIZED GAIN (LOSS) .................................   (3,596,006)     2,267,768       709,281
                                                             ----------    -----------    ----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................   (2,793,834)     1,857,793       667,906
           End of period .................................    5,502,451     (2,793,834)    1,857,793
                                                             ----------    -----------    ----------
    Change in unrealized appreciation
        (depreciation) during the period .................    8,296,285     (4,651,627)    1,189,887
                                                             ----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    4,700,279     (2,383,859)    1,899,168
                                                             ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $5,408,126    $(1,294,405)   $2,310,543
                                                             ==========    ============   ==========

                                                                            EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------------------
                                                                                              MORGAN STANLEY
                                                                  T. ROWE PRICE          EMERGING MARKETS EQUITY
                                                             INTERNATIONAL STOCK FUND             FUND
                                                             ------------------------   --------------------------
                                                                  1998        1997*          1998           1997**
                                                             ----------    ---------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  258,382    $   2,393    $    37,240    $    16,623
    Expenses (Note 3):
        Mortality and expense risk charges ...............      119,672       26,332         23,921          2,862
                                                             ----------    ---------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................      138,710      (23,939)        13,319         13,761
                                                             ----------    ---------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      354,551      (50,331)      (637,290)       (14,566)
        Realized gain distribution from
           the Trusts ....................................          268           --             --             --
                                                             ----------    ---------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................      354,819      (50,331)      (637,290)       (14,566)
                                                             ----------    ---------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................     (820,718)          --     (1,079,388)            --
           End of period .................................    1,603,083     (820,718)    (2,942,633)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    2,423,801     (820,718)    (1,863,245)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    2,778,620     (871,049)    (2,500,535)    (1,093,954)
                                                             ----------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $2,917,330    $(894,988)   $(2,487,216)   $(1,080,193)
                                                             ==========    =========    ===========    ===========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------------
                                                                              ALLIANCE                        WARBURG PINCUS SMALL
                                                                          AGGRESSIVE STOCK FUND               COMPANY VALUE FUND
                                                             -------------------------------------------   ------------------------
                                                                   1998          1997            1996           1998         1997*
                                                             ------------    -----------    ------------   -----------    ---------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  4,461,389    $ 1,311,613    $  1,661,263    $  171,716    $  21,651
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,581,296      5,299,127       4,086,388       168,543       44,889
                                                             ------------    -----------    ------------   -----------    ---------
NET INVESTMENT INCOME (LOSS) .............................     (1,119,907)    (3,987,514)     (2,425,125)        3,173      (23,238)
                                                             ------------    -----------    ------------   -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (39,688,312)    28,217,939      30,549,608      (142,969)      29,803
        Realized gain distribution from
           the Trusts ....................................     46,528,461     79,729,154     133,080,595            --      110,391
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED GAIN (LOSS) .................................      6,840,149    107,947,093     163,630,203      (142,969)     140,194
                                                             ------------    -----------    ------------   -----------    ---------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................     32,695,620     46,617,235      80,271,118      (228,709)          --
        End of period ....................................     26,715,214     32,695,620      46,617,235    (4,215,340)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
    Change in unrealized appreciation (depreciation)
        during the period ................................     (5,980,406)   (13,921,615)    (33,653,883)   (3,986,631)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        859,743     94,025,478     129,976,320    (4,129,600)     (88,515)
                                                             ------------    -----------    ------------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   (260,164)   $90,037,964    $127,551,195   $(4,126,427)   $(111,753)
                                                             ============    ===========    ============   ===========    =========

                                                                             EQUITY SERIES (CONCLUDED):
                                                             ---------------------------------------------------
                                                                   ALLIANCE SMALL CAP          MFS EMERGING
                                                                        GROWTH               GROWTH COMPANIES
                                                                         FUND                      FUND
                                                             -------------------------   -----------------------
                                                                 1998          1997*         1998         1997*
                                                             -----------     --------    -----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $     4,062    $   4,189    $       969    $ 24,358
    Expenses (Note 3):
        Mortality and expense risk charges ...............       215,285       41,540        157,484      18,835
                                                             -----------     --------    -----------    --------
NET INVESTMENT INCOME (LOSS) .............................      (211,223)     (37,351)      (156,515)      5,523
                                                             -----------     --------    -----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (7,585,521)    (609,208)     4,270,964     161,034
        Realized gain distribution from
           the Trusts ....................................            --      545,833             --     296,998
                                                             -----------     --------    -----------    --------
NET REALIZED GAIN (LOSS) .................................    (7,585,521)     (63,375)     4,270,964     458,032
                                                             -----------     --------    -----------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................       771,812           --        171,320          --
        End of period ....................................     8,780,955      771,812      6,996,177     171,320
                                                             -----------     --------    -----------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     8,009,143      771,812      6,824,857     171,320
                                                             -----------     --------    -----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................       423,622      708,437     11,095,821     629,352
                                                             -----------     --------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   212,399    $ 671,086    $10,939,306    $634,875
                                                             ===========    =========    ===========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    ASSET ALLOCATION SERIES:
                                                             ---------------------------------------------------------------
                                                                              ALLIANCE                           EQ/
                                                                        CONSERVATIVE INVESTORS             PUTNAM BALANCED
                                                                               FUND                             FUND
                                                             ---------------------------------------   ---------------------
                                                                 1998          1997          1996        1998         1997
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 7,360,794   $ 7,217,860   $ 7,737,745    $111,099    $ 46,468
    Expenses (Note 3):
        Mortality and expense risk charges ...............     1,136,634     1,066,078     1,046,858      18,744       2,741
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     6,224,160     6,151,782     6,690,887      92,355      43,727
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     1,432,988       818,458      (752,434)    348,952         561
        Realized gain distribution from
           the Trusts ....................................    10,768,916     5,486,742     4,429,977      71,044      31,119
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    12,201,904     6,305,200     3,677,543     419,996      31,680
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    16,228,145     7,700,135    10,362,120     270,232          --
        End of period ....................................    21,507,963    16,228,145     7,700,135     259,882     270,232
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     5,279,818     8,528,010    (2,661,985)    (10,350)    270,232
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    17,481,722    14,833,210     1,015,558     409,646     301,912
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $23,705,882   $20,984,992   $ 7,706,445    $502,001    $345,639
                                                             ===========   ===========   ===========    ========    ========

                                                                       ASSET ALLOCATION SERIES:
                                                             ------------------------------------------
                                                                               ALLIANCE
                                                                           GROWTH INVESTORS
                                                                                FUND
                                                             ------------------------------------------
                                                                  1998          1997           1996
                                                             ------------   ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 18,252,039   $ 19,280,574   $ 15,504,412
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,194,905      4,570,289      3,746,683
                                                             ------------   ------------   ------------
NET INVESTMENT INCOME ....................................     13,057,134     14,710,285     11,757,729
                                                             ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      7,745,162     10,531,767      1,799,247
        Realized gain distribution from
           the Trusts ....................................     78,060,201     42,780,443     73,474,967
                                                             ------------   ------------   ------------
NET REALIZED GAIN (LOSS) .................................     85,805,363     53,312,210     75,274,214
                                                             ------------   ------------   ------------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    115,056,641     67,150,693     81,785,873
        End of period ....................................    167,705,600    115,056,641     67,150,693
                                                             ------------   ------------   ------------
    Change in unrealized appreciation (depreciation)
        during the period ................................     52,648,959     47,905,948    (14,635,180)
                                                             ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    138,454,322    101,218,158     60,639,034
                                                             ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $151,511,456   $115,928,443   $ 72,396,763
                                                             ============   ============   ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------
                                                                                                          MERRILL LYNCH WORLD
                                                                     ALLIANCE BALANCED FUND                 STRATEGY   FUND
                                                             ---------------------------------------    --------------------
                                                                 1998         1997         1996          1998        1997*
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $12,467,646   $13,756,520   $13,094,730    $ 36,750    $ 17,124
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,765,767     2,544,300     2,490,188      12,469       2,678
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     9,701,879    11,212,220    10,604,542      24,281      14,446
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     2,733,445     5,910,524      (873,535)     19,432      (3,626)
        Realized gain distribution from
           the Trusts ....................................    41,525,872    21,117,088    34,113,772          --      38,995
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    44,259,317    27,027,612    33,240,237      19,432      35,369
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    60,878,286    42,382,824    43,097,187     (37,926)         --
        End of period ....................................    81,344,863    60,878,286    42,382,824     187,734     (37,926)
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................    20,466,577    18,495,462      (714,363)    225,660     (37,926)
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    64,725,894    45,523,074    32,525,874     245,092      (2,557)
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $74,427,773   $56,735,294   $43,130,416    $269,373    $ 11,889
                                                             ===========   ===========   ===========    ========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS:
FOR THE YEARS ENDED DECEMBER 31,

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                            ALLIANCE MONEY
                                                             MARKET FUND
                                            -----------------------------------------------
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $   9,515,464    $   8,653,507    $  8,101,644
    Net realized gain (loss) ............        (153,564)        (500,365)       (110,954)
    Change in unrealized appreciation
        (depreciation) on investments ...         732,101          780,326         (65,953)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from operations .................      10,094,001        8,933,468       7,924,737
                                            -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     229,608,273      234,059,930     101,890,108
    Benefits and other policy-related
        transactions (Note 3) ...........     (41,370,215)     (40,687,124)    (38,404,209)
    Net transfers among funds and
        guaranteed interest account .....    (128,607,686)    (259,049,840)    (36,607,946)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      59,630,372      (65,677,034)     26,877,953
                                            -------------    -------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........        (128,382)         (49,726)        (63,127)
                                            -------------    -------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      69,595,991      (56,793,292)     34,739,563
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     185,079,802      241,873,094     207,133,531
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $ 254,675,793    $ 185,079,802    $241,873,094
                                            =============    =============    =============

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                            SECURITIES FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $ 3,127,402       $ 2,632,191    $ 2,122,460
    Net realized gain (loss) ............        60,260           (95,509)      (490,315)
    Change in unrealized appreciation
        (depreciation) on investments ...     1,523,009         1,009,532       (287,001)
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from operations .................     4,710,671         3,546,214      1,345,144
                                            -----------       -----------     ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    11,828,290         8,749,531     10,397,104
    Benefits and other policy-related
        transactions (Note 3) ...........    (9,081,050)       (5,971,751)    (7,387,385)
    Net transfers among funds and
        guaranteed interest account .....     9,141,659         7,704,724      2,645,675
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    11,888,899        10,482,504      5,655,394
                                            -----------       -----------     ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........     (44,024)            (38,337)       (22,170)
                                            ----------         ----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,555,546        13,990,381      6,978,368
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    58,117,793        44,127,412     37,149,044
                                            -----------       -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $74,673,339       $58,117,793    $44,127,412
                                            =============     ===========    ===========

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                             ALLIANCE QUALITY
                                                                BOND FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............    $ 9,211,102      $ 8,024,671     $   8,103,671
    Net realized gain (loss) ............      4,631,844         (504,580)       (1,130,915)
    Change in unrealized appreciation
        (depreciation) on investments ...        971,979        4,357,540           143,854
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from operations .................     14,814,925       11,877,631         7,116,610
                                             -----------      -----------      ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     14,952,560        8,423,097         5,753,712
    Benefits and other policy-related
        transactions (Note 3) ...........     (5,388,113)      (3,002,993)      (32,021,058)
    Net transfers among funds and
        guaranteed interest account .....     49,220,715       12,678,032         6,117,471
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     58,785,162       18,098,136       (20,149,875)
                                             -----------      -----------      ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (55,324)         (49,594)        (39,868)
                                            -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      73,544,763       29,926,173     (13,073,133)
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     155,140,486      125,214,313     138,287,446
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $228,685,249     $155,140,486    $125,214,313
                                             ============     ============    ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                     FIXED INCOME SERIES (CONCLUDED):             EQUITY SERIES:
                                            --------------------------------------------   ------------------------------
                                                               ALLIANCE                           T. ROWE PRICE
                                                              HIGH YIELD                          EQUITY INCOME
                                                                 FUND                                 FUND
                                            --------------------------------------------    --------------------------
                                               1998            1997            1996             1998          1997*
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 17,442,641    $ 12,128,952    $  8,177,610    $   549,152    $   115,907
    Net realized gain (loss) ............      1,052,131       7,302,187       7,058,612      1,272,326        110,474
    Change in unrealized appreciation
        (depreciation) on investments ...    (29,521,690)      2,958,012       1,840,843        512,068      1,073,548
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................    (11,026,918)     22,389,151      17,077,065      2,333,546      1,299,929
                                            ------------    ------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     36,502,728      26,933,221      19,454,716     11,367,975      2,540,460
    Benefits and other policy-
        related transactions (Note 3) ...    (20,288,710)    (14,530,462)    (16,165,764)    (4,190,748)      (351,660)
    Net transfers among funds and
        guaranteed interest account .....      2,677,159      26,385,799       9,301,980     16,615,531     14,259,773
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     18,891,177      38,788,558      12,590,932     23,792,758     16,448,573
                                            ------------    ------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (6,237)       (189,179)       (209,120)       (25,615)      (285,438)
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      7,858,022      60,988,530      29,458,877     26,100,689     17,463,064
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    162,378,369     101,389,839      71,930,962     17,463,064             --
                                            ------------    ------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $170,236,391    $162,378,369    $101,389,839    $43,563,753    $17,463,064
                                            ============    ============    ============    ===========    ===========

                                                                       EQUITY SERIES:
                                            -----------------------------------------------------------------------
                                                     EQ/PUTNAM                            ALLIANCE
                                                  GROWTH & INCOME                     GROWTH & INCOME
                                                     VALUE FUND                             FUND
                                            -------------------------    ------------------------------------------
                                               1998          1997*          1998            1997           1996
                                            -----------    ----------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    87,004    $   23,618    $   (253,359)   $   277,338    $   370,025
    Net realized gain (loss) ............       339,445        28,304      19,436,864      5,536,668      1,948,613
    Change in unrealized appreciation
        (depreciation) on investments ...       891,041       269,561       3,218,908      7,947,265      2,950,992
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................     1,317,490       321,483      22,402,413     13,761,271      5,269,630
                                            -----------    ----------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     5,099,897     1,149,748      30,251,270     17,923,903     11,382,745
    Benefits and other policy-
        related transactions (Note 3) ...    (1,485,166)     (154,351)    (12,461,722)    (6,498,823)    (2,909,569)
    Net transfers among funds and
        guaranteed interest account .....     6,086,532     4,539,465      23,343,531     25,301,886      5,211,758
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     9,701,263     5,534,862      41,133,079     36,726,966     13,684,934
                                            -----------    ----------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (46,809)     (191,983)       (206,574)      (107,895)      (106,424)
                                            -----------    ----------    ------------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    10,971,944     5,664,362      63,328,918     50,380,342     18,848,140
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     5,664,362            --      87,846,795     37,466,453     18,618,313
                                            -----------    ----------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $16,636,306    $5,664,362    $151,175,713    $87,846,795    $37,466,453
                                            ===========    ==========    ============    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQUITY SERIES (CONTINUED):
                                            ------------------------------------------------------------------------
                                                              ALLIANCE
                                                             EQUITY INDEX                  MERRILL LYNCH BASIC VALUE
                                                                FUND                              EQUITY FUND
                                            -------------------------------------------    --------------------------
                                                1998            1997           1996            1998          1997*
                                            ------------    ------------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,095,841    $  1,632,603    $  1,145,887   $   126,014    $   26,461
    Net realized gain (loss) ............      5,588,532         435,940      11,903,017       874,115        40,394
    Change in unrealized appreciation
        (depreciation) on investments ...     73,609,890      41,607,202       8,996,459      (226,962)      135,003
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from operations .................     81,294,263      43,675,745      22,045,363       773,167       201,858
                                            ------------    ------------     -----------   -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     82,390,480      53,262,239      33,692,683     6,388,355     1,097,822
    Benefits and other policy-
        related transactions (Note 3) ...    (34,756,406)    (18,975,147)    (56,493,042)   (1,430,414)     (135,034)
    Net transfers among funds and
        guaranteed interest account .....     74,806,928      67,867,827      23,434,912     8,794,685     4,661,128
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    122,441,002     102,154,919         634,553    13,752,626     5,623,916
                                            ------------    ------------     -----------   -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (229,250)       (136,089)        (66,020)      (62,140)     (204,337)
                                            ------------    ------------     -----------   -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    203,506,015     145,694,575      22,613,896    14,463,653     5,621,437
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    239,932,086      94,237,511      71,623,615     5,621,437            --
                                            ------------    ------------     -----------   -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $443,438,101    $239,932,086    $ 94,237,511   $20,085,090    $5,621,437
                                            ============    ============    ============   ===========    ==========

                                                                         EQUITY SERIES (CONTINUED):
                                            -------------------------------------------------------------------------------
                                                                   ALLIANCE                                  MFS
                                                                 COMMON STOCK                             RESEARCH
                                                                     FUND                                   FUND
                                            --------------------------------------------------    -------------------------
                                                 1998                1997             1996            1998           1997*
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    1,338,974    $     (767,599)   $    3,505,756    $   (14,907)   $    7,315
    Net realized gain (loss) ............      522,943,560       218,655,522       187,552,444        494,412        88,145
    Change in unrealized appreciation
        (depreciation) on investments ...      122,078,195       272,798,112       112,608,618      3,063,681       249,382
                                            --------------    --------------    --------------    -----------    ----------
    Net increase (decrease) in net assets
        from operations .................      646,360,729       490,686,035       303,666,818      3,543,186       344,842
                                            --------------    --------------    --------------    -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............      322,874,015       282,279,826       271,193,481      6,795,257     1,177,137
    Benefits and other policy-
        related transactions (Note 3) ...     (250,079,870)     (199,662,183)     (154,302,728)    (1,705,211)     (162,042)
    Net transfers among funds and
        guaranteed interest account .....       24,136,275        56,849,823         4,064,266     12,108,388     6,389,251
                                            --------------    --------------    --------------    -----------    ----------

    Net increase (decrease) in net assets
        from policy-related
        transactions.....................       96,930,420       139,467,466       120,955,019     17,198,434     7,404,346
                                            --------------    --------------    --------------    -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (1,609,215)          (86,740)         (429,232)      (208,262)     (321,159)
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      741,681,934       630,066,761       424,192,605     20,533,358     7,428,029
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    2,200,844,640     1,570,777,879     1,146,585,274      7,428,029            --
                                            --------------    --------------    --------------    -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $2,942,526,574    $2,200,844,640    $1,570,777,879    $27,961,387    $7,428,029
                                            ==============    ==============    ==============    ===========    ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------------------------------
                                                                 ALLIANCE                                    ALLIANCE
                                                                 GLOBAL                                   INTERNATIONAL
                                                                  FUND                                        FUND
                                            --------------------------------------------    ---------------------------------------
                                                 1998            1997            1996            1998         1997         1996
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,858,975    $  5,997,760    $  4,705,326    $   707,847   $ 1,089,454   $   411,375
    Net realized gain (loss) ............     50,647,791      56,837,641      23,774,539     (3,596,006)    2,267,768       709,281
    Change in unrealized appreciation
        (depreciation) on investments ...     37,447,314     (12,504,865)     22,092,458      8,296,285    (4,651,627)    1,189,887
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from operations .................     90,954,080      50,330,536      50,572,323      5,408,126    (1,294,405)    2,310,543
                                            ------------    ------------    ------------    -----------   -----------   -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     78,722,218      85,714,413      96,457,308     13,567,993    14,198,839    12,055,154
    Benefits and other policy-
        related transactions (Note 3) ...    (52,796,664)    (48,793,564)    (43,292,191)    (5,406,284)   (4,716,765)   (2,295,079)
    Net transfers among funds and
        guaranteed interest account .....    (21,919,102)    (89,131,113)     (4,363,741)    (4,357,456)   (3,886,303)   17,095,516
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      4,006,452     (52,210,264)     48,801,376      3,804,253     5,595,771    26,855,591
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (475,143)       (147,270)        (93,415)       (39,453)      (27,091)      (21,865)
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     94,485,389      (2,026,998)     99,280,284      9,172,926     4,274,275    29,144,269
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    430,750,306     432,777,304     333,497,020     45,850,482    41,576,207    12,431,938
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $525,235,695    $430,750,306    $432,777,304    $55,023,408   $45,850,482   $41,576,207
                                            ============    ============    ============    ===========   ===========   ===========

                                                                EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------
                                                                                      MORGAN STANLEY
                                                      T. ROWE PRICE               EMERGING MARKETS EQUITY
                                                 INTERNATIONAL STOCK FUND                  FUND
                                            ------------------------------    ------------------------------
                                                 1998              1997*            1998           1997**
                                            -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $   138,710       $   (23,939)     $   13,319      $   13,761
    Net realized gain (loss) ............       354,819           (50,331)       (637,290)        (14,566)
    Change in unrealized appreciation
        (depreciation) on investments ...     2,423,801          (820,718)     (1,863,245)     (1,079,388)
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from operations .................     2,917,330          (894,988)     (2,487,216)     (1,080,193)
                                            -----------       -----------      ----------      ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     7,881,587         2,268,440       2,442,975         323,739
    Benefits and other policy-
        related transactions (Note 3) ...    (2,527,577)         (295,221)       (488,932)         (7,501)
    Net transfers among funds and
        guaranteed interest account .....     8,401,386        12,953,165       4,158,460       2,483,527
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    13,755,396        14,926,384       6,112,503       2,799,765
                                            -----------       -----------      ----------      ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (156,349)           60,283         861,681         807,804
                                            -----------       -----------      ----------      ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,516,377        14,091,679       4,486,968       2,527,376
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    14,091,679                --       2,527,376              --
                                            -----------       -----------      ----------      ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $30,608,056       $14,091,679      $7,014,344      $2,527,376
                                            ===========       ===========      ==========      ==========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
+  Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQUITY SERIES (CONCLUDED):
                                            ----------------------------------------------------------------------------
                                                                ALLIANCE
                                                             AGGRESSIVE STOCK                   WARBURG PINCUS SMALL
                                                                 FUND                            COMPANY VALUE FUND
                                            ----------------------------------------------    --------------------------
                                                1998             1997             1996           1998           1997*
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (1,119,907)   $  (3,987,514)   $ (2,425,125)   $     3,173    $   (23,238)
    Net realized gain (loss) ............       6,840,149      107,947,093     163,630,203       (142,969)       140,194
    Change in unrealized appreciation
        (depreciation) on investments ...      (5,980,406)     (13,921,615)    (33,653,883)    (3,986,631)      (228,709)
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................        (260,164)      90,037,964     127,551,195     (4,126,427)      (111,753)
                                            -------------    -------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     172,792,283      179,662,167     167,830,465     13,378,658      4,397,634
    Benefits and other policy-
        related transactions (Note 3) ...    (115,442,947)    (107,529,554)    (85,246,883)    (4,042,103)      (608,891)
    Net transfers among funds and
        guaranteed interest account .....     (43,660,488)       1,712,877      28,481,572      7,112,707     20,737,304
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      13,688,848       73,845,490     111,065,154     16,449,262     24,526,047
                                            -------------    -------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         308,967         (442,155)       (205,349)        31,073       (114,120)
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      13,737,651      163,441,299     238,411,000     12,353,908     24,300,174
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     957,040,430      793,599,131     555,188,131     24,300,174             --
                                            -------------    -------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $970,778,081     $957,040,430    $793,599,131    $36,654,082    $24,300,174
                                             ============     ============    ============    ===========    ===========

                                                          EQUITY SERIES (CONCLUDED):
                                            --------------------------------------------------------
                                             ALLIANCE SMALL CAP GROWTH       MFS EMERGING GROWTH
                                                        FUND                    COMPANIES FUND
                                            --------------------------    --------------------------
                                                1998           1997*         1998            1997*
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (211,223)   $   (37,351)   $  (156,515)   $     5,523
    Net realized gain (loss) ............    (7,585,521)       (63,375)     4,270,964        458,032
    Change in unrealized appreciation
        (depreciation) on investments ...     8,009,143        771,812      6,824,857        171,320
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................       212,399        671,086     10,939,306        634,875
                                            -----------    -----------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    14,863,783      2,947,848     11,533,783      1,598,358
    Benefits and other policy-
        related transactions (Note 3) ...    (3,897,615)      (599,875)    (2,705,605)      (294,924)
    Net transfers among funds and
        guaranteed interest account .....    15,043,596     19,670,856     25,975,152      8,886,415
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    26,009,764     22,018,829     34,803,330     10,189,849
                                            -----------    -----------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (116,777)      (324,052)      (153,261)      (449,170)
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    26,105,386     22,365,863     45,589,375     10,375,554
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    22,365,863             --     10,375,554             --
                                            -----------    -----------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $48,471,249    $22,365,863    $55,964,929    $10,375,554
                                            ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                    ASSET ALLOCATION SERIES:
                                            ------------------------------------------------------------------------
                                                               ALLIANCE                           EQ/PUTNAM
                                                         CONSERVATIVE INVESTORS                    BALANCED
                                                                 FUND                               FUND
                                            --------------------------------------------    ------------------------
                                                1998             1997           1996           1998           1997*
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  6,224,160    $  6,151,782    $  6,690,887    $   92,355    $   43,727
    Net realized gain (loss) ............     12,201,904       6,305,200       3,677,543       419,996        31,680
    Change in unrealized appreciation
        (depreciation) on investments ...      5,279,818       8,528,010      (2,661,985)      (10,350)      270,232
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from operations .................     23,705,882      20,984,992       7,706,445       502,001       345,639
                                            ------------    ------------    ------------    ----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     26,438,125      30,425,833      38,133,118     1,733,126       213,829
    Benefits and other policy-related
        transactions (Note 3) ...........    (23,690,706)    (24,998,155)    (25,456,269)     (429,944)      (60,092)
    Net transfers among funds and
        guaranteed interest account .....     (6,267,736)    (18,978,233)    (18,095,700)    2,537,998     1,458,185
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     (3,520,317)    (13,550,555)     (5,418,851)    3,841,180     1,611,922
                                            ------------    ------------    ------------    ----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (109,508)       (113,620)        (36,213)     (122,431)     (289,774)
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     20,076,057       7,320,817       2,251,381     4,220,750     1,667,787
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    181,659,297     174,338,480     172,087,099     1,667,787            --
                                            ------------    ------------    ------------    ----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $201,735,354    $181,659,297    $174,338,480    $5,888,537    $1,667,787
                                            ============    ============    ============    ==========    ==========

                                                       ASSET ALLOCATION SERIES:
                                            --------------------------------------------
                                                             ALLIANCE
                                                         GROWTH INVESTORS
                                                               FUND
                                            --------------------------------------------
                                                 1998          1997             1996
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 13,057,134    $ 14,710,285    $ 11,757,729
    Net realized gain (loss) ............     85,805,363      53,312,210      75,274,214
    Change in unrealized appreciation
        (depreciation) on investments ...     52,648,959      47,905,948     (14,635,180)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from operations .................    151,511,456     115,928,443      72,396,763
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    128,264,748     139,280,509     159,654,177
    Benefits and other policy-related
        transactions (Note 3) ...........    (99,015,298)    (95,656,635)    (81,943,749)
    Net transfers among funds and
        guaranteed interest account .....    (25,554,600)    (35,207,298)     (7,652,116)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      3,694,850       8,416,576      70,058,312
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (477,628)         79,090         (93,120)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    154,728,678     124,424,109     142,361,955
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    822,663,730     698,239,621     555,877,666
                                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $977,392,408    $822,663,730    $698,239,621
                                            ============    ============    ============

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     ASSET ALLOCATION SERIES (CONCLUDED):
                                              ---------------------------------------------------------------------------------
                                                                  ALLIANCE                               MERRILL LYNCH
                                                                  BALANCED                               WORLD STRATEGY
                                                                   FUND                                      FUND
                                              -----------------------------------------------    ------------------------------
                                                  1998             1997            1996              1998              1997*
                                              -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income .................   $  9,701,879     $ 11,212,220     $ 10,604,542     $   24,281       $   14,446
    Net realized gain (loss) ..............     44,259,317       27,027,612       33,240,237         19,432           35,369
    Change in unrealized appreciation
        (depreciation) on investments .....     20,466,577       18,495,462         (714,363)       225,660          (37,926)
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from operations ...................     74,427,773       56,735,294       43,130,416        269,373           11,889
                                              ------------     ------------     ------------     ----------       ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) .................     46,234,769       48,722,966       60,530,048      1,050,984          334,133
    Benefits and other policy-related
        transactions (Note 3) .............    (48,368,610)     (48,611,396)     (50,274,632)      (294,100)         (41,646)
    Net transfers among funds and
        guaranteed interest account .......     (4,765,223)     (55,377,177)     (22,122,080)     1,271,852        1,374,499
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from policy related-transactions ..     (6,899,064)     (55,265,607)     (11,866,664)     2,028,736        1,666,986
                                              ------------     ------------     ------------     ----------       ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .......       (304,161)          (4,006)        (134,906)      (119,245)         (94,148)
                                              ------------     ------------     ------------     ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ..........     67,224,548        1,465,681       31,128,846      2,178,864        1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    BEGINNING OF PERIOD ...................    431,159,736      429,694,055      398,565,209      1,584,727               --
                                              ------------     ------------     ------------     ----------       ----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    END OF PERIOD .........................   $498,384,284     $431,159,736     $429,694,055     $3,763,591       $1,584,727
                                              ============     ============     ============     ==========       ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust.

     Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

     EQFC and EDI earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account supports the operations of Incentive Life, Incentive Life
     2000, Incentive Life Plus(SM), IL Protector(SM) and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

     Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

     Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
     (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
     years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

     The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.   Asset Charges

     Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:

                          MORTALITY AND
                            EXPENSE       MORTALITY   ADMINISTRATIVE   TOTAL
                          -------------   ---------   --------------   -----

   Incentive Life,
   Incentive Life 2000,
   Incentive Life Plus,
     Second Series,
   Champion 2000 (a)           .60%                                     .60%
   IL Plus Original
   Series, IL COLI (b)         .85%                                     .85%
   Survivorship 2000 (a)       .90%                                     .90%
   IL Protector (a)            .80%                                     .80%
   SP Flex (a)                 .85%           .60%         .35%        1.80%
   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.

     Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

     The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

     Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Amounts Retained by Equitable Life in Separate Account FP

     The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
     (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

     Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

     The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                    YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------
          INVESTMENT FUND                                     1998            1997            1996
          ---------------                                     ----            ----            ----
          Fixed Income Series:
             Alliance Money Market                         $  (1,591,380)            --            --
             Alliance Intermediate Government Securities        (685,662)            --            --
             Alliance Quality Bond                            (1,509,018)            --     $(125,000)
             Alliance High Yield                              (1,839,368)            --            --
          Equity Series:
             T. Rowe Price Equity Income                      (1,667,503)    $1,300,000            --
             EQ/Putnam Growth & Income Value                  (1,391,562)     1,200,000            --
             Alliance Growth & Income                         (1,285,852)            --       (75,000)
             Alliance Equity Index                            (2,293,340)            --            --
             Merrill Lynch Basic Value Equity                 (1,459,281)     1,200,000            --
             Alliance Common Stock                           (17,381,053)            --      (185,000)
             MFS Research                                     (2,558,541)     2,000,000            --
             Alliance Global                                  (3,632,595)            --            --
             Alliance International                             (398,118)            --            --
             T. Rowe Price International Stock                (4,170,518)     4,000,000            --
             Morgan Stanley Emerging Markets Equity              (21,425)     4,000,000            --
             Alliance Aggressive Stock                        (6,122,856)            --      (125,000)
             Warburg Pincus Small Company Value                 (790,600)       600,000            --
             Alliance Small Cap Growth                        (1,675,446)     1,200,000            --
             MFS Emerging Growth Companies                    (2,732,997)     2,000,000            --
          Asset Allocation Series:
             Alliance Conservative Investors                  (1,502,507)            --       (80,000)
             EQ/Putnam Balanced                               (2,310,799)     2,000,000            --
             Alliance Growth Investors                        (5,613,223)            --      (175,000)
             Alliance Balanced                                (3,367,411)            --       (90,000)
             Merrill Lynch World Strategy                       (861,511)     2,000,000            --

5.   Distribution and Servicing Agreements

     Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.   Investment Returns

     The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

     The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

FIXED INCOME SERIES:

                                                                          YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND           1998      1997      1996      1995     1994      1993      1992      1991      1990     1989
--------------------------           ----      ----      ----      ----     ----      ----      ----      ----      ----     ----
Gross return ...................     5.34%     5.42%     5.33%     5.74%     4.02%     3.00%     3.56%     6.18%     8.24%   9.18%
Net return .....................     4.71%     4.79%     4.70%     5.11%     3.39%     2.35%     2.94%     5.55%     7.59%   8.53%

                                                                                                                      APRIL 1(a) TO
                                                                          YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                                                    ----------------------------------------------------------------  -------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND    1998       1997       1996       1995     1994     1993    1992        1991
------------------------------------------------    ----       ----       ----       ----     ----     ----    ----        ----
Gross return ...................................    7.74%      7.29%      3.78%     13.33%   (4.37)%  10.58%   5.60%      12.26%
Net return .....................................    7.10%      6.65%      3.15%     12.65%   (4.95)%   9.88%   4.96%      11.60%

                                                                                                   OCTOBER 1(a) TO
                                                             YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                   ----------------------------------------        ---------------
ALLIANCE QUALITY BOND FUND                          1998    1997    1996     1995    1994              1993
--------------------------                          ----    ----    ----     ----    ----              ----
Gross return ..............................         8.69%   9.14%   5.36%   17.02%  (5.10)%           (0.51)%
Net return ................................         8.03%   8.49%   4.73%   16.32%  (5.67)%           (0.66)%

                                                                         YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND              1998      1997     1996     1995    1994      1993     1992     1991    1990     1989
------------------------              ----      ----     ----     ----    ----      ----     ----     ----    ----     ----
Gross return .....................   (5.15)%   18.47%   22.89%   19.92%  (2.79)%   23.15%   12.31%   24.46%  (1.12)%   5.13%
Net return .......................   (5.72)%   17.76%   22.14%   19.20%  (3.37)%   22.41%   11.64%   23.72%  (1.71)%   4.50%

EQUITY SERIES:

                                                     YEAR ENDED     MAY 1(a) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                    ------------    ------------
T. ROWE PRICE EQUITY INCOME FUND                        1998            1997
--------------------------------                        ----            ----
Gross return ...................................        9.11%          22.11%
Net return .....................................        8.42%          21.64%

                                                     YEAR ENDED     MAY 1(a) TO
                                                     DECEMBER 31,   DECEMBER 31,
                                                     ------------   ------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                    1998           1997
------------------------------------                    ----           ----
Gross return .....................................     12.75%         16.23%
Net return .......................................     12.14%         15.75%

                                                                                                OCTOBER 1(a) TO
                                                YEARS ENDED DECEMBER 31,                         DECEMBER 31,
                                        -------------------------------------------------        ------------
ALLIANCE GROWTH & INCOME FUND            1998       1997       1996       1995       1994           1993
-----------------------------            ----       ----       ----       ----       ----           ----
Gross return ......................     20.86%     26.90%     20.09%     24.07%     (0.58)%        (0.25)%
Net return ........................     20.14%     25.99%     19.36%     23.33%     (1.17)%        (0.41)%

                                                                                      SEPTEMBER 30(a)
                                               YEARS ENDED DECEMBER 31,               TO DECEMBER 31,
                                        ----------------------------------------      ---------------
ALLIANCE EQUITY INDEX FUND               1998       1997       1996       1995            1994
--------------------------              -------    -------    -------    -------         -------
Gross return ......................     28.07%     32.58%     22.39%     36.48%           1.08%
Net return ........................     27.30%     31.77%     21.65%     35.66%           0.58%

----------

* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONTINUED):

                                                  YEAR ENDED       MAY 1(a) TO
                                                 DECEMBER 31,      DECEMBER 31,
                                                 ------------      ------------

MERRILL LYNCH BASIC VALUE EQUITY FUND                1998              1997
-------------------------------------                ----              ----
Gross return..................................       11.59%            16.99%
Net return....................................       10.91%            16.55%

                                                                    YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND          1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
-------------------------           ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  29.39%    29.40%   24.28%   32.45%   (2.14)%  24.84%    3.22%    37.88%   (8.12)%  25.59%
Net return.......................  28.61%    28.44%   23.53%   31.66%   (2.73)%  24.08%    2.60%    37.06%   (8.67)%  24.84%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
MFS RESEARCH FUND                                    1998                  1997
-----------------                                    ----                  ----
Gross return..................................       24.11%                16.07%
Net return....................................       23.36%                15.59%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND                1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
--------------------                ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  21.80%    11.66%   14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return.......................  21.07%    10.88%   13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%

                                                                                    APRIL 3(a) TO
                                            YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                  --------------------------------------------    ----------------
ALLIANCE INTERNATIONAL FUND            1998            1997          1996               1995
---------------------------            ----            ----          ----              ------
Gross return.....................     10.57%          (2.98)%        9.82%             11.29%
Gross return.....................      9.90%          (3.63)%        9.15%             10.79%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND               1998                  1997
--------------------------------------               ----                  ----
Gross return..................................       13.68%              (1.49)%
Net return....................................       13.01%              (1.90)%

                                                  YEAR ENDED          AUGUST 20(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND          1998                  1997
-------------------------------------------          ----                  ----
Gross return..................................      (27.10)%              (20.16)%
Net return....................................      (27.46)%              (20.37)%

                                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND      1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
------------------------------      ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................   0.29%    10.94%   22.20%   31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return.......................  (0.31)%   10.14%   21.46%   30.85%   (4.39)%  16.05%   (3.74)%   85.75%    7.51%   42.64%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     --------------
WARBURG PINCUS SMALL COMPANY VALUE FUND              1998                  1997
---------------------------------------              ----                  ----
Gross return..................................      (10.02)%               19.15%
Net return....................................      (10.55)%               18.65%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONCLUDED):

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
ALLIANCE SMALL CAP GROWTH FUND                       1998                  1997
------------------------------                       ----                  ----
Gross return..................................       (4.28)%               26.74%
Net return....................................       (4.85)%               26.18%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MFS EMERGING GROWTH COMPANIES FUND                   1998                  1997
----------------------------------                   ----                  ----
Gross return..................................       34.57%                22.42%
Net return....................................       33.71%                21.95%

ASSET ALLOCATION SERIES:

                                                                                                         OCTOBER 2(a)
                                                                                                             TO
ALLIANCE CONSERVATIVE                              YEARS ENDED DECEMBER 31,                              DECEMBER 31,
----------------------  ----------------------------------------------------------------------------     ------------
INVESTORS FUND           1998     1997     1996    1995     1994     1993     1992     1991     1990         1989
--------------           ----     ----     ----    ----     ----     ----     ----     ----     ----         ----
Gross return.........   13.88%   13.25%   5.21%   20.40%   (4.10)%  10.76%    5.72%   19.87%    6.37%        3.09%
Net return...........   13.20%   12.55%   4.57%   19.68%   (4.67)%  10.15%    5.09%   19.16%    5.73%        2.94%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               ------------------    ------------------
EQ/PUTNAM BALANCED FUND                              1998                   1997
-----------------------                              ----                   ----
Gross return..................................       11.92%                 14.38%
Net return....................................       11.14%                 14.02%

                                                                                                                    OCTOBER 2(a)
                                                                                                                         TO
                                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                  -----------------------------------------------------------------------------   -----------------
ALLIANCE GROWTH INVESTORS FUND    1998     1997     1996     1995     1994     1993     1992     1991     1990         1989
------------------------------    ----     ----     ----     ----     ----     ----     ----     ----     ----         ----
Gross return................     19.13%   16.87%   12.61%   26.37%   (3.15)%  15.26%    4.90%   48.89%   10.66%       3.98%
Net return..................     18.41%   16.07%   11.93%   25.62%   (3.73)%  14.58%    4.27%   48.01%   10.00%       3.82%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND              1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
----------------------              ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  18.11%    15.06%   11.68%   19.75%   (8.02)%  12.28%   (2.84)%   41.26%    0.24 %  25.83%
Net return.......................  17.40%    14.30%   11.00%   19.03%   (8.57)%  11.64%   (3.42)%   40.42%   (0.36)%  25.08%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MERRILL LYNCH WORLD STRATEGY FUND                    1998                  1997
---------------------------------                    ----                  ----
Gross return..................................      6.81%                 4.70%
Net return....................................      6.18%                 4.29%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

FIXED INCOME SERIES:

                                                                                                             AUGUST 17(a)
                                                                                                                  TO
                                                                    YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE MONEY MARKET FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................    5.34%    5.42%    5.33%    5.74%     4.02%    3.00%         1.11%
Net return.....................................    4.39%    4.47%    4.38%    4.80%     3.08%    2.04%         0.77%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND   1998     1997     1996      1995     1994     1993          1992
------------------------------------------------   ----     ----     ----      ----     ----     ----          ----
Gross return...................................    7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%         0.90%
Net return.....................................    6.78%    6.33%    2.84%    12.31%   (5.23)%   9.55%         0.56%

                                                                                                  OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 -----------------------------------------------  -----------------
ALLIANCE QUALITY BOND FUND                         1998     1997     1996      1995     1994            1993
--------------------------                         ----     ----     ----      ----     ----            ----
Gross return...................................    8.69%    9.14%    5.36%    17.02%   (5.10)%        (0.51)%
Net return.....................................    7.71%    8.16%    4.41%    15.97%   (5.95)%        (0.73)%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                       YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE HIGH YIELD FUND                           1998     1997     1996      1995     1994     1993          1992
-------------------------                          ----     ----     ----      ----     ----     ----          ----
Gross return...................................   (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%         1.84%
Net return.....................................   (6.00)%  17.40%   21.77%    18.84%   (3.66)%  22.04%         1.50%

EQUITY SERIES:

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,         DECEMBER 31,
                                                 -----------------     --------------
T. ROWE PRICE EQUITY INCOME FUND                       1998                 1997
--------------------------------                       ----                 ----
Gross return...................................       9.11%                22.11%
Net return.....................................       8.09%                21.40%

                                                   YEAR ENDED           MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------     ---------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                   1998                 1997
------------------------------------                   ----                 ----
Gross return...................................       12.75%               16.23%
Net return.....................................       11.81%               15.52%



                                                                                                   OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 ------------------------------------------------  ----------------
ALLIANCE GROWTH & INCOME FUND                       1998     1997     1996     1995     1994            1993
-----------------------------                       ----     ----     ----     ----     ----            ----
Gross return...................................    20.86%   26.90%   20.09%   24.07%   (0.58)%        (0.25)%
Net return.....................................    19.78%   25.61%   19.00%   22.96%   (1.47)%        (0.48)%

                                                                                          MARCH 1(a) TO
                                                       YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                 --------------------------------------  -----------------
ALLIANCE EQUITY INDEX FUND                         1998      1997     1996     1995            1994
--------------------------                         ----      ----     ----     ----            ----
Gross return...................................     28.07%  32.58%   22.39%   36.48%          1.08%
Net return.....................................     26.92%  31.38%   21.28%   35.26%          0.33%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONTINUED):

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MERRILL LYNCH BASIC VALUE EQUITY FUND                  1998                  1997
-------------------------------------                  ----                  ----
Gross return...................................        11.59%                16.99%
Net return.....................................        10.58%                16.32%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                 YEARS ENDED DECEMBER 31,                   DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE COMMON STOCK FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................   29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%         5.28%
Net return.....................................   28.22%   28.06%   23.15%    31.26%   (3.02)%  23.70%         4.93%

                                                   YEAR ENDED            MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------      --------------
MFS RESEARCH FUND                                      1998                 1997
-----------------                                      ----                 ----
Gross return...................................        24.11%               16.07%
Net return.....................................        22.99%               15.36%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GLOBAL FUND                               1998     1997     1996      1995     1994     1993          1992
--------------------                               ----     ----     ----      ----     ----     ----          ----
Gross return...................................   21.80%   11.66%   14.60%    18.81%    5.23%   32.09%         4.87%
Net return.....................................   20.70%   10.54%   13.56%    17.75%    4.29%   30.93%         4.52%

                                                                                      APRIL 3(a) TO
                                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                 ----------------------------------  ----------------
ALLIANCE INTERNATIONAL FUND                          1998       1997       1996            1995
---------------------------                          ----       ----       ----            ----
Gross return...................................      10.57%    (2.98)%     9.82%          11.29%
Net return.....................................       9.57%    (3.93)%     8.82%          10.55%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND                 1998                  1997
--------------------------------------                 ----                  ----
Gross return...................................        13.68%                (1.49)%
Net return.....................................        12.67%                (2.10)%

                                                    YEAR ENDED         AUGUST 20(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND            1998                  1997
-------------------------------------------            ----                  ----
Gross return...................................       (27.10)%              (20.16)%
Net return.....................................       (27.68)%              (20.46)%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONCLUDED):

                                                                                                            MARCH 1(a) TO
                                                                YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                                                 --------------------------------------------------------  ----------------
ALLIANCE AGGRESSIVE STOCK FUND                     1998     1997     1996      1995     1994     1993           1992
------------------------------                     ----     ----     ----      ----     ----     ----           ----
Gross return...................................    0.29 %  10.94%   22.20%    31.63%   (3.81)%  16.77%          11.49%
Net return.....................................   (0.62)%   9.81%   21.09%    30.46%   (4.68)%  15.70%          11.11%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
WARBURG PINCUS SMALL COMPANY VALUE FUND                1998                  1997
---------------------------------------                ----                  ----
Gross return...................................       (10.02)%               19.15%
Net return.....................................       (10.82)%               18.41%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
ALLIANCE SMALL CAP GROWTH FUND                         1998                  1997
------------------------------                         ----                  ----
Gross return...................................       (4.28)%               26.74%
Net return.....................................       (5.14)%               25.92%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
MFS EMERGING GROWTH COMPANIES FUND                     1998                  1997
----------------------------------                     ----                  ----
Gross return...................................        34.57%                22.42%
Net return.....................................        33.31%                21.70%

ASSET ALLOCATION SERIES:

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE CONSERVATIVE INVESTORS FUND               1998     1997     1996      1995     1994     1993           1992
------------------------------------               ----     ----     ----      ----     ----     ----           ----
Gross return...................................   13.88%   13.25%    5.21%    20.40%   (4.10)%  10.76%           1.38%
Net return.....................................   12.85%   12.21%    4.26%    19.32%   (4.96)%   9.81%           1.04%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
EQ/PUTNAM BALANCED FUND                                1998                  1997
-----------------------                                ----                  ----
Gross return...................................        11.92%               14.38%
Net return.....................................        10.81%               13.79%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                       YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GROWTH INVESTORS FUND                     1998     1997     1996      1995     1994     1993          1992
------------------------------                     ----     ----     ----      ----     ----     ----          ----
Gross return...................................   19.13%   16.87%   12.61%    26.37%   (3.15)%  15.26%         6.89%
Net return.....................................   18.06%   15.72%   11.59%    25.24%   (4.02)%  14.24%         6.53%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                      YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE BALANCED FUND                             1998     1997     1996      1995     1994     1993          1992
----------------------                             ----     ----     ----      ----     ----     ----          ----
Gross return...................................   18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%         5.37%
Net return.....................................   17.05%   13.96%   10.67%    18.68%   (8.84)%  11.30%         5.02%

                                                YEAR ENDED         MAY 1(a) TO
                                               DECEMBER 31,        DECEMBER 31,
                                             -----------------   ---------------
MERRILL LYNCH WORLD STRATEGY FUND                  1998                1997
---------------------------------                  ----                ----
Gross return...............................        6.81%               4.70%
Net return.................................        5.86%               4.08%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

FIXED INCOME SERIES:

                                                                  YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                                1998               1997               1996               1995
                                                ----               ----               ----               ----
Alliance Money Market Fund............          5.34 %             5.42%              5.33%              5.69%
Alliance Intermediate Government
Securities Fund.......................          7.74 %             7.29%              3.78%             13.31%
Alliance Quality Bond Fund............          8.69 %             9.14%              5.36%             17.13%
Alliance High Yield Fund..............         (5.15)%            18.47%             22.89%             19.95%

EQUITY SERIES:

                                          YEAR ENDED DECEMBER 31,       MAY 1 TO DECEMBER 31,(a)
                                        -------------------------     ----------------------------
                                                    1998                        1997
                                                    ----                        ----
T. Rowe Price Equity Income Fund......               9.11%                       22.13%
EQ/Putnam Growth & Income
Value Fund............................              12.75%                       14.48%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Growth & Income Fund.........           20.86%                 26.90%                20.09%                 24.38%
Alliance Equity Index Fund............           28.07%                 32.57%                22.38%                 36.53%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----

Merrill Lynch Basic Value
Equity Fund...........................           11.59%                   17.02%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Common Stock Fund............           29.39%                  29.40%                24.28%                33.07%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----
MFS Research Fund.....................           24.11%                  16.05%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Global Fund..................           21.80%                  11.66%                14.60%                19.38%

                                                YEARS ENDED DECEMBER 31,                 APRIL 30 TO DECEMBER 31, (a)
                                        -------------------------------------       -----------------------------------
                                                1998                1997                 1996                1995
                                                ----                ----                 ----                ----
Alliance International Fund...........          10.57%             (3.05)%              9.81%              11.29%

----------
 *   Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

EQUITY SERIES (CONCLUDED):

                                             YEAR ENDED              MAY 1 TO
                                            DECEMBER 31,         DECEMBER 31,(a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
T. Rowe Price International
Stock Fund............................         13.68%                (1.50)%

                                             YEAR ENDED           AUGUST 20 TO
                                           DECEMBER 31,         DECEMBER 31, (a)
                                        ---------------------  -----------------

                                                1998                   1997
                                                ----                   ----
Morgan Stanley Emerging Markets
Equity Fund...........................          (27.10)%              (20.19)%

                                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Aggressive Stock Fund........          0.29%                 10.94%              22.20%              33.00%

                                             YEAR ENDED            MAY 1 TO
                                            DECEMBER 31,       DECEMBER 31, (a)
                                        ------------------   -----------------
                                                1998                 1997
                                                ----                 ----
Warburg Pincus Small Company
Value Fund............................          (10.02)%             19.13%
Alliance Small Cap Growth Fund........           (4.28)%             26.69%
MFS Emerging Growth
Companies Fund........................            34.57%             22.44%

ASSET ALLOCATION SERIES:

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Conservative Investors Fund..         13.88%                  13.25%              5.21%               20.59%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        -------------------    -----------------
                                                1998                   1997
                                                ----                   ----
EQ/Putnam Balanced Fund...............         11.92%                  14.48%

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                 1996               1995
                                                ----                   ----                 ----               ----
Alliance Growth Investors Fund........         19.13%                 16.87%                12.61%             26.92%
Alliance Balanced Fund................         18.11%                 15.06%                11.68%             20.32%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
Merrill Lynch World Strategy Fund.....          6.81%                  4.71%

----------
*    Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

FIXED INCOME SERIES:

                                                       YEARS ENDED DECEMBER 31,                  AUGUST 5(a) TO DECEMBER 31,
                                             ---------------------------------------------      -----------------------------
                                                   1998                        1997                        1996
                                                   ----                        ----                        ----
ALLIANCE MONEY MARKET FUND
--------------------------
Gross return .........................             5.34%                       5.42%                      5.33%
Net return ...........................             4.50%                       4.57%                      2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
--------------------------------
SECURITIES
----------
Gross return .........................             7.74%                       7.29%                      3.78%
Net return ...........................             6.88%                       6.43%                      4.49%

ALLIANCE QUALITY BOND FUND
--------------------------
Gross return .........................             8.69%                       9.14%                      5.36%
Net return ...........................             7.82%                       8.27%                      7.86%

ALLIANCE HIGH YIELD FUND
------------------------
Gross return .........................            (5.15)%                     18.47%                     22.89%
Net return ...........................            (5.91)%                     17.52%                     13.90%

EQUITY SERIES:

                                                YEAR ENDED
                                                DECEMBER 31,          MAY 1(a) TO DECEMBER 31,
                                          -----------------------    ---------------------------
                                                   1998                        1997
                                                   ----                        ----
T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
Gross return .........................             9.11%                      22.11%
Net return ...........................             8.20%                      21.48%

EQ/PUTNAM GROWTH & INCOME
-------------------------
VALUE FUND
----------
Gross return .........................            12.75%                      16.23%
Net return ...........................            11.92%                      13.87%

                                                       YEARS ENDED DECEMBER 31,              AUGUST 5(a) TO DECEMBER, 31,
                                               --------------------------------------     ---------------------------------
                                                   1998                        1997                    1996
                                                   ----                        ----                    ----
ALLIANCE GROWTH & INCOME FUND
-----------------------------
Gross return .........................            20.86%                      26.90%                 20.09%
Net return ...........................            19.90%                      25.74%                 15.63%

ALLIANCE EQUITY INDEX FUND
--------------------------
Gross return .........................            28.07%                      32.58%                 22.39%
Net return ...........................            27.05%                      31.51%                 16.25%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONTINUED):

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                         -------------------------   -------------------------
                                                   1998                         1997
                                                   ----                         ----
MERRILL LYNCH BASIC VALUE
EQUITY FUND
-----------
Gross return .........................            11.59%                       16.99%
Net return ...........................            10.69%                       16.40%

                                                        YEAR ENDED DECEMBER 31,                 AUGUST 5(a) TO DECEMBER 31,
                                                  ----------------------------------          ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE COMMON STOCK FUND
--------------------------
Gross return .........................            29.39%                       29.40%                     24.28%
Net return ...........................            28.35%                       28.18%                     17.44%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MFS RESEARCH FUND
-----------------
Gross return .........................            24.11%                       16.07%
Net return ...........................            23.11%                       15.43%

                                                        YEAR ENDED DECEMBER 31,                   AUGUST 5(a) TO DECEMBER, 31,
                                                  ----------------------------------            ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE GLOBAL FUND
--------------------
Gross return .........................            21.80%                       11.66%                     14.60%
Net return ...........................            20.83%                       10.65%                      6.78%

ALLIANCE INTERNATIONAL FUND
---------------------------
Gross return .........................            10.57%                       (2.98)%                     9.82%
Net return ...........................             9.68%                       (3.83)%                     2.11%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Gross return .........................            13.68%                       (1.49)%
Net return ...........................            12.79%                       (2.03)%

                                          YEAR ENDED DECEMBER 31,     AUGUST 20(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
-----------
Gross return .........................           (27.10)%                     (20.16)%
Net return ...........................           (27.60)%                     (20.43)%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONCLUDED):

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Gross return .........................             0.29%                        10.94%                     22.20%
Net return ...........................            (0.52)%                        9.92%                      6.22%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        -------------------------     ---------------------------
                                                    1998                         1997
                                                    ----                         ----
WARBURG PINCUS SMALL COMPANY
----------------------------
VALUE FUND
----------
Gross return .........................           (10.02)%                       19.15%
Net return ...........................           (10.73)%                       18.49%

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Gross return .........................            (4.28)%                       26.74%
Net return ...........................            (5.04)%                       26.01%

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Gross return .........................            34.57%                        22.42%
Net return ...........................            33.44%                        21.78%

ASSET ALLOCATION SERIES:

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Gross return .........................            13.88%                        13.25%                      5.21%
Net return ...........................            12.97%                        12.32%                      7.94%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
EQ/PUTNAM BALANCED FUND
----------------------------
Gross return .........................            11.92%                        14.38%
Net return ...........................            10.92%                        13.87%

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Gross return .........................            19.13%                        16.87%                     12.61%
Net return ...........................            18.18%                        15.84%                      9.38%

ALLIANCE BALANCED FUND
----------------------
Gross return .........................            18.11%                        15.06%                     11.68%
Net return ...........................            17.17%                        14.07%                      8.67%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Gross return .........................             6.81%                         4.70%
Net return ...........................             5.97%                         4.15%

----------

*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SP-FLEX
-------

FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.34%    5.42%    5.33%    5.74%     4.02%    3.00%    3.56%    6.17%     8.24%    9.18%
Net return................      3.46%    3.54%    3.44%    3.86%     2.17%    1.13%    1.71%    4.29%     6.30%    7.24%

                                                                                               APRIL 1(a) TO
ALLIANCE INTERMEDIATE                             YEARS ENDED DECEMBER 31,                      DECEMBER 31,
---------------------         ---------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1998     1997     1996      1995     1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............      7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%    5.60%       12.10%
Net return................      5.82%    5.38%    1.91%    11.31%   (6.08)%   8.57%    3.71%       10.59%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                   YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                              --------------------------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1998           1997            1996            1995            1994
--------------------------          ----           ----            ----            ----            ----
Gross return..............         8.69%           9.14%          5.36%           17.02%         (2.20)%
Net return................         6.75%           7.19%          3.47%           14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%   12.31%    24.46%   (1.12)%   5.13%
Net return................     (6.84)%  16.35%   20.68%    17.79%   (4.52)%  20.96%   10.30%    22.25%   (2.89)%   3.26%

EQUITY SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                      YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME FUND       1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         20.86%          26.90%         20.09%          24.07%         (3.40)%
Net return................         18.71%          24.50%         17.93%          21.87%         (3.55)%

ALLIANCE EQUITY INDEX FUND          1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         28.07%         32.58%          22.39%          36.48%         (2.54)%
Net return................         25.79%         30.21%          20.19%          34.06%         (2.69)%

                                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%    3.23%    37.87%   (8.12)%  25.59%
Net return................     27.08%   26.91%   22.04%    30.10%   (3.88)%  22.60%    1.38%    35.43%   (9.76)%  23.36%

ALLIANCE GLOBAL FUND            1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     21.80%   11.66%   14.60%    18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return................     19.63%    9.56%   12.54%    16.70%    3.36%   29.77%   (2.28)%   28.23%   (7.75)%  24.67%

                                                                               APRIL 3(a) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1998           1997            1996            1995
---------------------------         ----           ----            ----            ----
Gross return..............        10.57%          (3.05)%         9.82%           11.29%
Net return................         8.60%          (4.78)%         7.84%            9.82%

                                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       0.29%  10.94%   22.20%    31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return................     (1.50)%   8.83%   20.00%    29.30%   (5.53)%  14.67%   (4.89)%   83.54%    6.23%   40.95%


----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

RATES OF RETURN (CONCLUDED):
SP-FLEX
-------

ASSET ALLOCATION SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                   TO
ALLIANCE CONSERVATIVE                                   YEARS ENDED DECEMBER 31,               DECEMBER 31,
-----------------------       --------------------------------------------------------------------------------
INVESTORS FUND                      1998           1997            1996            1995            1994
--------------                      ----           ----            ----            ----            ----
Gross return..................      13.88%        13.25%          5.21%           20.40%         (1.83)%
Net return....................      11.85%        11.21%          3.32%           18.26%         (1.98)%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1998           1997            1996            1995            1994
------------------------------      ----           ----            ----            ----            ----
Gross return..................      19.13%        16.87%          12.61%          26.37%         (3.16)%
Net return....................      17.00%        14.69%          10.58%          24.12%         (3.31)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%   (2.83)%   41.27%    0.24 %  25.83%
Net return.................... 16.01%   12.94%    9.67%    17.62%   (9.66)%  10.31%   (4.57)%   38.75%   (1.56)%  23.59%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-34

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

--------------------------------------------------------------------------------
                                Appendix I: Investment performance record    A-1
--------------------------------------------------------------------------------


Appendix I: Investment
performance record
--------------------------------------------------------------------------------


 The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in The Hudson River Trust and EQ Advisors Trust prospectuses attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trusts or any of the Portfolios.

 The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge and the tax charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the policies' monthly administrative charge; (4) the death benefit guarantee charge; (5) the surrender charges; or (6) any charge for optional rider benefits you may select. For more information about these charges, see "Charges and expenses you will pay" beginning on page 6 of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the state of policy issuance; the amount and timing of your premium payments; and whether you make transfers or withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your Equitable associate will provide. You can request Equitable Life or your Equitable associate to provide you with such illustrations at any time, whether before or after you purchase a policy.

--------------------------------------------------------------------------------
A-2   Appendix I: Investment performance record
--------------------------------------------------------------------------------


AVERAGE ANNUAL RATE OF RETURN AFTER DEDUCTION OF MORTALITY AND EXPENSE RISK CHARGE FOR PERIODS ENDING DECEMBER 31, 1998*


---------------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTION                   1 YR.     3 YRS.    5 YRS.    10 YRS.
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
FIXED INCOME OPTIONS
---------------------------------------------------------------------------------------
  Alliance Money Market                       4.71%      4.73%     4.54%     4.95%
  Alliance Intermediate Gov't Securities      7.10%      5.62%     4.76%       --
  Alliance Quality Bond                       8.03%      7.07%     6.14%       --
  Alliance High Yield                        (5.72)%    10.69%     9.33%    10.49%
---------------------------------------------------------------------------------------
EQUITY OPTIONS
---------------------------------------------------------------------------------------
  T. Rowe Price Equity Income                 8.42%        --        --        --
  EQ/Putnam Growth & Income Value            12.14%        --        --        --
  Alliance Growth & Income                   20.14%     21.80%    17.10%       --
  Alliance Equity Index                      27.30%     26.84%       --        --
  Merrill Lynch Basic Value Equity           10.91%        --        --        --
  Alliance Common Stock                      28.61%     26.84%    21.18%    17.92%
  MFS Research                               23.36%        --        --        --
  Alliance Global                            21.07%     15.21%    13.57%    14.13%
  Alliance International                      9.90%      4.95%       --        --
  T. Rowe Price International Stock          13.01%        --        --        --
  Morgan Stanley Emerging Markets Equity    (27.46)%       --        --        --
  Alliance Aggressive Stock                  (0.31)%    10.07%    10.78%    18.17%
  Warburg Pincus Small Company Value        (10.55)%       --        --        --
  Alliance Small Cap Growth                 ( 4.85)%       --        --        --
  MFS Emerging Growth Companies              33.71%        --        --        --
---------------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
---------------------------------------------------------------------------------------
  Alliance Conservative Investors            13.20%     10.04%     8.74%       --
  EQ/Putnam Balanced                         11.14%        --        --        --
  Alliance Balanced                          17.40%     14.21%    10.15%    11.83%
  Alliance Growth Investors                  18.41%     15.44%    13.22%       --
  Merrill Lynch World Strategy                6.18%        --        --        --
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
                                                         SINCE PORTFOLIO
 VARIABLE INVESTMENT OPTION                  20 YRS.    INCEPTION (DATE**)
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Fixed Income Options
---------------------------------------------------------------------------------------
  Alliance Money Market                       --        6.46 % (7/13/81)
  Alliance Intermediate Gov't Securities      --        6.45 % (4/1/91)
  Alliance Quality Bond                       --        5.70 % (10/1/93)
  Alliance High Yield                         --        9.82 % (1/2/87)
---------------------------------------------------------------------------------------
Equity Options
---------------------------------------------------------------------------------------
  T. Rowe Price Equity Income                 --        18.04 % (5/1/97)
  EQ/Putnam Growth & Income Value             --        16.92 % (5/1/97)
  Alliance Growth & Income                    --        14.40 % (10/1/93)
  Alliance Equity Index                       --        23.57 % (3/1/94)
  Merrill Lynch Basic Value Equity            --        16.63 % (5/1/97)
  Alliance Common Stock                      17.87%     15.66 % (1/13/76)
  MFS Research                                --        23.70 % (5/1/97)
  Alliance Global                             --        11.88 % (8/27/87)
  Alliance International                      --         6.82 % (4/3/95)
  T. Rowe Price International Stock           --         6.38 % (5/1/97)
  Morgan Stanley Emerging Markets Equity      --       (33.12)% (8/20/97)
  Alliance Aggressive Stock                   --        17.09 % (1/27/86)
  Warburg Pincus Small Company Value          --         3.63 % (5/1/97)
  Alliance Small Cap Growth                   --        11.58 % (5/1/97)
  MFS Emerging Growth Companies               --        34.05 % (5/1/97)
---------------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
---------------------------------------------------------------------------------------
  Alliance Conservative Investors             --         9.33 % (10/2/89)
  EQ/Putnam Balanced                          --        15.25 % (5/1/97)
  Alliance Balanced                           --        12.05 % (1/27/86)
  Alliance Growth Investors                   --        15.38 % (10/2/89)
  Merrill Lynch World Strategy                --         6.31 % (5/1/97)
---------------------------------------------------------------------------------------

* No performance information is shown for MFS Growth with Income or EQ/Alliance Premier Growth, as neither had commenced operations prior to December 31, 1998.

** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

--------------------------------------------------------------------------------
                                Appendix I: Investment performance record    A-3
--------------------------------------------------------------------------------



In some cases, the return information shown above includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the below table provides additional performance information from the date that those investment options actually received initial funding.



------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION     AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1998
                                SINCE VARIABLE INVESTMENT OPTION INCEPTION (DATE)
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  Alliance Money Market          5.22 % (1/27/86)
  Alliance Common Stock         17.14 % (1/27/86)
------------------------------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.



------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION                       ANNUALIZED YIELD FOR PERIODS
                                                  ENDING DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------
                                                  7 DAYS                             30 DAYS
------------------------------------------------------------------------------------------------------
  Alliance Money Market                           4.06%                                 --
  Alliance Intermediate Government Securities        -                                4.09%
  Alliance Quality Bond                              -                                4.53%
  Alliance High Yield                                -                               13.81%
------------------------------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

--------------------------------------------------------------------------------
                              Appendix II: Our data on market performance    B-1
--------------------------------------------------------------------------------


Appendix II: Our data on
market performance
--------------------------------------------------------------------------------


 In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:


 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;


 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or


 o  data developed by us derived from such indices or averages.

 We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:


--------------------------------------------------------------------------------
 BARRON'S                         MONEY MANAGEMENT LETTER

 MORNINGSTAR'S VARIABLE           INVESTMENT DEALERS DIGEST

 ANNUITIES/LIFE                   NATIONAL UNDERWRITER

 BUSINESS WEEK                    PENSION & INVESTMENTS

 FORBES                           USA TODAY

 FORTUNE                          INVESTOR'S DAILY

 INSTITUTIONAL INVESTOR           THE NEW YORK TIMES

 MONEY                            THE WALL STREET JOURNAL

 KIPLINGER'S PERSONAL FINANCE     THE LOS ANGELES TIMES

 FINANCIAL PLANNING               THE CHICAGO TRIBUNE

 INVESTMENT ADVISOR

 INVESTMENT MANAGEMENT WEEKLY
--------------------------------------------------------------------------------

 Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

 o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

 o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

 The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


 LONG-TERM MARKET TRENDS

 The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trusts. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

 Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities,

--------------------------------------------------------------------------------
B-2 Appendix II: Our data on market performance
--------------------------------------------------------------------------------

 whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

 The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

 The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


AVERAGE ANNUAL RATES OF RETURN

------------------------------------------------------------------------------------------------------------------------------------
                                        LONG-TERM     LONG-TERM    INTERMEDIATE-
FOR THE FOLLOWING PERIODS    COMMON     GOVERNMENT    CORPORATE    TERM GOV'T       U.S. TREASURY     CONSUMER
ENDING DECEMBER 31, 1998     STOCKS     BONDS         BONDS        BONDS            BILLS             PRICE INDEX
------------------------------------------------------------------------------------------------------------------------------------
1 Year                       28.58%       13.06%        10.76%        10.21%           4.86%             1.80%
3 Years                      28.27         9.07          8.25          6.84            5.11              2.27
5 years                      24.06         9.52          8.74          6.20            4.96              2.41
10 years                     19.19        11.66         10.85          8.74            5.29              3.14
20 years                     17.75        11.14         10.86          9.85            7.17              4.53
30 years                     12.67         9.09          9.14          8.71            6.76              5.24
40 years                     12.00         7.20          7.43          7.39            5.94              4.44
50 years                     13.56         5.89          6.20          6.21            5.07              3.92
60 years                     12.49         5.43          5.62          5.50            4.26              4.19
Since 1926                   11.21         5.29          5.78          5.32            3.78              3.15
Inflation Adjusted            7.82         2.08          2.55          2.11            0.62              0.00
Since 1926
------------------------------------------------------------------------------------------------------------------------------------

 Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

 Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

 Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

 Long-Term Corporate Bonds -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

 Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

 U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

 Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                           Appendix III: An index of key words and phrases   C-1
--------------------------------------------------------------------------------


Appendix III: An index of key words and phrases


This index should help you locate more information on the terms used in this prospectus.

                                       PAGE
account value                            21
Administrative Office                     5
administrative surrender charge           7
Age                                      33
Allocation Date                          13
alternative death benefit                15
amount at risk                           36
anniversary                              33
assign; assignment                       31
automatic transfer service               22
basis                                    27
beneficiary                              19
business day                             32
Cash Surrender Value                     23
Code                                     26
collateral                               23
cost of insurance charge              6, 36
cost of insurance rates                  36
day                                      32
death benefit guarantee                  12
default                                  11
dollar cost averaging service            22
EQ Advisors Trust                        13
EQ Financial Consultants                 40
Equitable Life                            4
Equitable Access Account                 19
face amount                              14
grace period                             11
guaranteed interest option               14
Guaranteed Interest Account              14
Hudson River Trust                       13
Incentive Life Plus                   cover
insured person                           14
Investment Funds                         13
investment option                        13
issue date                               33
lapse                                    11
loan, loan interest                      23
matures, maturity, maturity date         25

                                       PAGE
modified endowment contract              11
month, year                              33
monthly deduction                    10, 37
monthly insurance charge                 36
net cash surrender value                 25
no-lapse guarantee                       12
option A, B                              15
our                                       2
owner                                     2
partial withdrawal                       24
payment option                           19
planned periodic premium                 11
policy                                cover
Portfolio                             cover
premium payments                         11
premium surrender charge                  7
prospectus                            cover
receive                                  32
restore, restoration                     12
rider                                    18
SEC                                   cover
Separate Account FP                      34
specified premium                        12
state                                     2
subaccount                               34
Substitution                             14
surrender                                25
surrender charges                         7
target premium                            7
telephone transfers                      22
transfers                                22
Trust(s)                                 13
units                                    21
unit values                              21
us                                        2
variable investment option            cover
we                                        2
withdrawal                               24
you, your                                 2

Incentive Life Plus(R)

A flexible premium variable life
insurance policy


PROSPECTUS DATED MAY 1, 1999

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about their Portfolios.

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This prospectus describes many aspects of an Incentive Life Plus policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life Plus. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your registered representative can provide any further explanation about your policy.


WHAT IS INCENTIVE LIFE PLUS?

Incentive Life Plus is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:

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 VARIABLE INVESTMENT OPTIONS:
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 o Alliance Money Market             o Lazard Small Cap Value
 o Alliance High Yield               o MFS Research
 o Alliance Common Stock             o MFS Emerging Growth
 o Alliance Aggressive Stock           Companies
 o Alliance Small Cap Growth         o MFS Growth with Income*
 o EQ/Alliance Premier Growth*       o Morgan Stanley Emerging
 o BT Equity 500 Index                 Markets Equity
 o BT Small Company Index            o EQ/Putnam Growth & Income
 o BT International Equity Index       Value
 o EQ/Evergreen*                     o EQ/Putnam Investors Growth
 o EQ/Evergreen Foundation*          o EQ/Putnam International
 o JPM Core Bond                       Equity
 o Lazard Large Cap Value
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 * Available June 4, 1999

Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the following two mutual funds: The Hudson River Trust or the EQ Advisors Trust. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax-deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax-free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) add or delete certain optional benefits that we offer by "riders" to your policy.

Your registered representative can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life Plus or another policy may not be to your advantage.


 THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2   CONTENTS OF THIS PROSPECTUS
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Contents of this prospectus

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INCENTIVE LIFE PLUS

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What is Incentive Life Plus?                          Cover
Who is Equitable Life?                                    4
How to reach us                                           5
Charges and expenses you will pay                         6
Risks you should consider                                10


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 1
POLICY FEATURES AND BENEFITS                             11
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How you can pay for and contribute to your policy        11
The minimum amount of premiums you must pay              11
Investment options within your policy                    13
About your life insurance benefit                        14
You can increase or decrease your insurance coverage     16
Effect of face amount changes on certain subsequent
   charges                                               17
Other benefits you can add by rider                      17
Your options for receiving policy proceeds               18
Your right to cancel within a certain number of days     19
Variations among Incentive Life Plus policies            19


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 2
DETERMINING YOUR POLICY'S VALUE                          20
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Your account value                                       20


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 3
TRANSFERRING YOUR MONEY AMONG OUR
INVESTMENT OPTIONS                                       21
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Transfers you can make                                   21
Telephone transfers                                      21
Our dollar cost averaging service                        21
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"We", "our" and "us" refer to Equitable Life. A "registered representative" is authorized to sell you this policy on Equitable Life's behalf.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

Incentive Life Plus is not available in all states. This prospectus does not offer Incentive Life Plus anywhere such offers are not lawful. Equitable Life does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

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                                                 CONTENTS OF THIS PROSPECTUS   3
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 4
ACCESSING YOUR MONEY                                                 22
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Borrowing from your policy                                           22
Making withdrawals from your policy                                  23
Surrendering your policy for its net cash surrender value            23
When the insured person reaches age 100 ("Maturity")                 24
Your option to receive a living benefit                              24


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 5
TAX INFORMATION                                                      25
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Basic tax treatment for you and your beneficiary                     25
Tax treatment of distributions to you                                25
Tax treatment of living benefit proceeds                             27
Effect of policy on interest deductions taken by business
   entities                                                          27
Requirement that we diversify investments                            27
Estate, gift, and generation-skipping taxes                          28
Pension and profit-sharing plans                                     28
Other employee benefit programs                                      28
ERISA                                                                28
Our taxes                                                            28
When we withhold taxes from distributions                            29
Possibility of future tax changes                                    29


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 6
MORE INFORMATION ABOUT PROCEDURES
THAT APPLY TO YOUR POLICY                                            30
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Ways to make premium and loan payments                               30
Requirements for surrender requests                                  30
Ways we pay policy proceeds                                          30
Assigning your policy                                                30
Dates and prices at which policy events occur                        30
Policy issuance                                                      32
Gender-neutral policies                                              32


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 7
MORE INFORMATION ABOUT OTHER MATTERS                                 33
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Your voting privileges                                               33
About our Separate Account FP                                        33
About our general account                                            34
You can change your policy's insured person                          34
Transfers of your account value                                      34
Telephone requests                                                   35
Deducting policy charges                                             35
Suicide and certain misstatements                                    37
When we pay policy proceeds                                          37
Changes we can make                                                  37
Reports we will send you                                             38
Legal proceedings                                                    38
Illustrations of policy benefits                                     38
SEC registration statement                                           38
How we market the policies                                           38
Insurance regulation that applies to Equitable Life                  39
Year 2000 progress                                                   39
Directors and principal officers                                     41


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 8
FINANCIAL STATEMENTS OF SEPARATE
ACCOUNT FP AND EQUITABLE LIFE                                        47
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Separate Account FP financial statements                          FSA-1
Equitable Life financial statements                                 F-1
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 9
 APPENDICES
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I --  Investment Performance Record                                 A-1
II -- Our data on market performance                                B-1
III -- An index of key words and phrases                            C-1


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THE HUDSON RIVER TRUST PROSPECTUS (follows after page C-1 of this prospectus, but is not a part of this prospectus)
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EQ ADVISORS TRUST PROSPECTUS (follows after The Hudson River Trust Prospectus, but is not a part of that prospectus or this prospectus)
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4   WHO IS EQUITABLE LIFE?
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Who is Equitable Life?

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We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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                                                     WHO IS EQUITABLE LIFE?    5
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HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us

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BY MAIL:
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at the Post Office Box for our Administrative Office specified in your policy.

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BY EXPRESS DELIVERY:
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at the Street Address for our Administrative Office:
New York Service Center -- EDI
135 W. 50th St., 6th Fl.
New York, New York 10020

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BY TOLL-FREE PHONE:
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1-888-228-6690

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BY E-MAIL:
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life-service@equitable.com

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BY FAX:
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1-212-641-7075

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BY INTERNET:
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Our web site (www.equitable.com) can also provide you information.


We require that the following types of communications be on specific forms we provide for that purpose:

     (1)  request for automatic transfer service; and

     (2) authorization for telephone transfers by a person who is not also the insured person.

We also have specific forms that we recommend you use for the following:

     (a)  policy surrenders;

     (b)  address changes;

     (c)  beneficiary changes;

     (d)  transfers between investment options; and

     (e) changes in allocation percentages for premiums and deductions.


Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page 21 and "Telephone requests" on page 35 of this prospectus. We may require you to return your policy to us before we make certain policy changes that you request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

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6   CHARGES AND EXPENSES YOU WILL PAY
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Charges and expenses you will pay


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TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page 35 below.

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CHARGES WE DEDUCT FROM     Sales charge                      A percentage of each premium payment you make,
AMOUNTS YOU CONTRIBUTE TO  We intend (but do not             depending on your policy's face amount(2), as follows:
YOUR POLICY:               guarantee) to stop deducting
                           this charge once premiums paid    ---------------------------------------------------------
                           equal a certain amount.(1)        Face Amount                                  Percent of
                                                             of Policy                                      Premium
                                                             ---------------------------------------------------------
                                                             $50,000-$99,999 ........................         6%
                                                             $100,000-$499,999 ......................         4%
                                                             $500,000 and over ......................         3%

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                           Charge for taxes                  Currently ranges from 0.50% to 5% (Virgin Islands)
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CHARGES WE DEDUCT FROM     Administrative charge             A dollar amount that depends on your policy's face
YOUR POLICY'S VALUE EACH                                     amount, as follows:
MONTH:


                                                              ---------------------------------------------------------
                                                                                             Monthly Charge
                                                                                ---------------------------------------
                                                                                     Months    Months
                                                              Face Amount of Policy   1-12     13-24      Thereafter
                                                              ---------------------------------------------------------
                                                              $50,000-$99,999....... $30(3)    $30(3)        $8(5)
                                                              $100,000-$499,999.....  55(4)      6(5)         6(5)
                                                              $500,000 and over.....  25         6(5)         6(5)

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                           Cost of insurance charges and      Amount varies depending on the specifics of your policy(6)
                           optional rider charges
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                           Death benefit guarantee charge     $.01 for each $1000 of the face amount of your policy and
                                                              any yearly renewable term rider on the insured person at
                                                              the time of the deduction. We deduct this charge only
                                                              during any death benefit guarantee period under your
                                                              policy.
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                                          CHARGES AND EXPENSES YOU WILL PAY    7
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CHARGES WE DEDUCT FROM      Mortality and expense risk          .60% (effective annual rate) of the value you have in our
YOUR POLICY'S INVESTMENT    charge                              variable investment options (we may increase this rate up
PERFORMANCE EACH DAY:                                           to .90%)(7)
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CHARGES WE DEDUCT FROM      Surrender (turning in) of your      A "premium surrender charge" equal to the smaller of (a)
YOUR ACCOUNT VALUE AT THE   policy during its first 15 years    66% of one "target premium"(8) (or less for surrenders after
TIME OF THE TRANSACTION:                                        the ninth  year)(9) or (b) a percentage(10) of all premium payments you make in the first 15 years of your policy.

                            If you surrender your policy        An "administrative surrender charge" equal to a dollar
                            during its first 8 years, we also   amount per $1,000 of initial face amount (subject to a
                            deduct the following charge         $3,000 maximum for the charge). The dollar amount per
                                                                $1,000 depends on the insured person's age at policy
                                                                issuance, as follows:

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                                                                                                     Issue Age
                                                                                      ----------------------------------------------
                                                                                      0-34    35-44    45-49    50-54    55 and over
                                                                --------------------------------------------------------------------
                                                                Dollars Per $1000      $2       $3       $4       $5         $6

                                                                For surrenders after the third policy year, however, this
                                                                charge begins to decline at a constant rate each month
                                                                until it is zero after the eighth year.

                                                                (We will also deduct the remaining amounts of premium
                                                                and administrative surrender charges associated with any
                                                                face amount increase, as discussed immediately below).
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                            Surrender of your policy during     Amounts of premium and administrative surrender charges
                            the first 15 years after you have   that we will compute on essentially the same basis as if
                            requested an increase in your       each such face amount increase had been a separate,
                            policy's face amount(5)             newly-issued incentive Life Plus policy.(11)
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                            Requested decrease in your          A pro-rata portion of the full premium and administrative
                            policy's face amount                surrender charges that would apply to a surrender at the
                                                                time of the decrease.
                            --------------------------------------------------------------------------------------------------------
                            Change of your policy's insured     $100
                            person
                            --------------------------------------------------------------------------------------------------------
                            Election to add "living benefit"    $100
                            rider after policy issue
                            --------------------------------------------------------------------------------------------------------
                            Exercise of option to receive a     Up to $250
                            "living benefit"
                            --------------------------------------------------------------------------------------------------------
                            Transfers among investment          $0 for each of the first 12 transfers per year (which we may
                            options                             increase up to $25) and $25 for each additional transfer in the same year(12)
                            --------------------------------------------------------------------------------------------------------
                            Partial withdrawal                  $25 (or, if less, 2% of the withdrawal)
                            --------------------------------------------------------------------------------------------------------
                            Increase in your policy's face      $1.50 for each $1000 of the increase (but not more than
                            amount                              $240 in total)
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8   CHARGES AND EXPENSES YOU WILL PAY
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(1) The amount of premiums beyond which we intend to stop deducting the sales charge depends on the specifics of your policy. For no policy will it be higher than $1,689.70 per $1000 of the policy's initial face amount or lower than $31.20 per $1000.

(2) The "face amount" is the basic amount of insurance coverage under your policy.

(3)  $20, if the insured person is age 29 or less at policy issuance.

(4)  $40, if the insured person is age 29 or less at policy issuance.

(5)  We may increase this charge to not more than $10.

(6) See "Monthly cost of insurance charge" on page 35 below and "Other benefits you can add by rider" on page 17 below. The Illustrations of Policy Benefits that your registered representative will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions.

(7)  This charge does not apply to amounts in our guaranteed interest option.

(8) The "target premium" is actuarially determined for each policy, based on that policy's particular characteristics.

(9) Beginning in your policy's tenth year, this amount declines at a constant rate each month until no surrender charge applies to surrenders made after the policy's 15th year. The maximum amount of surrender charge under clause
     (a) will be set forth in your policy. The lowest maximum initial surrender charge under clause (a) for any policy would be $1.25 for each $1000 of initial face amount and the highest maximum initial surrender charge under clause (a) for any policy would be $30.95 per $1000.

(10) The percentage depends on when you pay the premiums and your policy's highest face amount:

                                                                          POLICY'S HIGHEST FACE AMOUNT TO DATE
                                                                          ------------------------------------
                                                                           $50,000-     $100,000-     $500,000
                                                                            99,999       499,999      AND OVER
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   For Premiums Paid in Year 1, up to One SEC Guideline Annual Premium....    24%           26%          27%
   For All Additional Premiums Paid in Years 1-15 ........................     3%            5%           6%
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The SEC guideline annual premium is the level amount that would be payable each year based on certain assumptions defined by the SEC.

(11) These additional surrender charges, however, apply only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option. To calculate the amount of any additional surrender charge, we consider a portion of any premiums you pay at or after the time of the increase to have been paid for the increase. We do this in the manner prescribed by SEC regulations for such premium allocations.

(12) No charge, however, would ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option.

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                                          CHARGES AND EXPENSES YOU WILL PAY    9
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YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

These tables show the fees and expenses paid by each Portfolio for the year ended December 31, 1998, except as noted below. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

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 Portfolios That Are Part of The Hudson River Trust              1998 Fees and Expenses
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                                                                                             Total
                                                        Management     12b-1     Other      Annual
                                                           Fee         Fee     Expenses    Expenses
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Alliance Money Market                                      0.35%       0.25%      0.02%     0.62%
Alliance High Yield                                        0.60%       0.25%      0.03%     0.88%
Alliance Common Stock                                      0.36%       0.25%      0.03%     0.64%
Alliance Aggressive Stock                                  0.54%       0.25%      0.03%     0.82%
Alliance Small Cap Growth                                  0.90%       0.25%      0.05%     1.20%
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  Portfolios That Are Part of the EQ Advisors Trust                        1998 Fees and Expenses*
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                                                                             Total      Fee Waivers     Net Total
                                       Management                 Other      Annual    and/or Expense     Annual
                                          Fee        12b-1 Fee   Expenses   Expenses   Reimbursements    Expenses
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EQ/Alliance Premier Growth**             0.90%         0.25%        0.74%      1.89%      0.74%            1.15%
BT Equity 500 Index                      0.25%         0.25%        0.33%      0.83%      0.28%            0.55%
BT Small Company Index                   0.25%         0.25%        1.31%      1.81%      1.06%            0.75%
BT International Equity Index            0.35%         0.25%        0.89%      1.49%      0.49%            1.00%
EQ/Evergreen**                           0.75%         0.25%        0.76%      1.76%      0.71%            1.05%
EQ/Evergreen Foundation**                0.63%         0.25%        0.86%      1.74%      0.79%            0.95%
JPM Core Bond                            0.45%         0.25%        0.33%      1.03%      0.23%            0.80%
Lazard Large Cap Value                   0.55%         0.25%        0.40%      1.20%      0.25%            0.95%
Lazard Small Cap Value                   0.80%         0.25%        0.49%      1.54%      0.34%            1.02%
MFS Research                             0.55%         0.25%        0.25%      1.05%      0.20%            0.85%
MFS Emerging Growth Companies            0.55%         0.25%        0.24%      1.04%      0.19%            0.85%
MFS Growth with Income**                 0.55%         0.25%        0.59%      1.39%      0.54%            0.85%
Morgan Stanley Emerging Markets Equity   1.15%         0.25%        1.23%      2.63%      0.88%            1.75%
EQ/Putnam Growth & Income Value          0.55%         0.25%        0.24%      1.04%      0.19%            0.85%
EQ/Putnam Investors Growth               0.55%         0.25%        0.29%      1.09%      0.14%            0.95%
EQ/Putnam International Equity           0.70%         0.25%        0.51%      1.46%      0.26%            1.20%
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* Other Expenses and Total Annual Expenses are based upon the actual expenses incurred by each Portfolio for the year ended December 31, 1998, except for MFS Growth with Income which commenced operations on December 31, 1998 and EQ/Alliance Premier Growth, EQ/Evergreen and EQ/Evergreen Foundation which will commence operations on May 1, 1999. The expenses for those Portfolios are based on estimates for 1999. The EQ Advisors Trust's manager, EQ Financial Consultants, Inc., has entered into an Expense Limitation Agreement with respect to each Portfolio under which it has agreed to waive or reduce its fees and to assume other expenses of each of the Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. See the EQ Advisors Trust prospectus for more information.

**    Available beginning June 4, 1999.

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10   RISKS YOU SHOULD CONSIDER
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Risks you should consider


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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page 28 below) or (2) make a charge for any illustration of how your policy's values could change over time, if you request more than one illustration in the same year.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

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                                              POLICY FEATURES AND BENEFITS    11
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1
Policy features and benefits

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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.
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You can generally pay premiums at such times and in such amounts as you like, so long as (i) you pay enough to prevent your policy from lapsing and (ii) you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
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LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" beginning on page 25 below. We may return to you any premium payments that would exceed those limits.

You can ask your registered representative to provide you with an Illustration of Policy Benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

If at any time your policy's account value is high enough that the alternative death benefit discussed on page 14 below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance. The requirement for such evidence, however, would apply only to the amount of premiums you pay in any year of your policy that exceeds your annual specified premium. Specified premiums are discussed below on page 12.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only enough premiums to ensure (i) that your policy has enough "net cash surrender value" to cover your policy's monthly charges as they fall due or
(ii) that your death benefit guarantee (discussed below) remains in effect. ("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page 23 below.)

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough net cash surrender value to pay the monthly charges when due and the death benefit guarantee is not then in effect. We will mail a notice to you at your last known address if your policy lapses. You will have a 61 day grace period to pay at least an amount prescribed in your policy, which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

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12   POLICY FEATURES AND BENEFITS
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 Your policy will terminate if you don't pay enough premiums to pay the charges we deduct, unless the death benefit guarantee is in effect. However, we will first send you a notice and give you a chance to cure any shortfall.
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You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page 25 below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.

DEATH BENEFIT GUARANTEE AND SPECIFIED PREMIUMS. Page 3 of your policy will show a "specified premium." Payment of the specified premium is not required. However, we measure the actual premiums you have paid against the specified premiums to see if the death benefit guarantee provision will prevent a policy from lapsing. For more detail about how we do this, see "Death benefit guarantee test" below. The death benefit guarantee provision will not prevent your policy from lapsing if you have an outstanding policy loan.

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In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not lapse for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
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The death benefit guarantee provision lasts for the following periods:

o If you select death benefit Option A, and never change it to death benefit Option B, then the death benefit guarantee provision lasts until your policy matures.

o If, at any time, you select death benefit Option B, then the death benefit guarantee provision lasts until the insured person reaches age 80, or, if longer, for the first 15 years of your policy. (If the death benefit first changes to Option B after this time period, the death benefit guarantee will terminate immediately.)

See "About your life insurance benefit" on page 14 below regarding your death benefit options.

If your policy is issued with a yearly renewable term rider on the insured person, the length of time the death benefit guarantee lasts may be shorter. See "Other benefits you can add by rider" on page 17 below.

In some states, including New Jersey, your policy will refer to a "no-lapse guarantee" instead of the death benefit guarantee. The no-lapse guarantee provision will work in the same manner as the death benefit guarantee provision, except that it will only last for the first three years of your policy. The guarantee and guarantee period applicable to your policy will appear on page 3 of your policy. Also, the policy will refer to the premium for such three-year guarantee as a "no-lapse guarantee premium" instead of a specified premium.

If you want to be billed for your specified premium, you should select that option in your application for a policy. Your planned periodic premium will then be your specified premium.

DEATH BENEFIT GUARANTEE TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative specified premiums due to date. So long as at least this amount has been paid (and you have no policy loan outstanding), your policy will not lapse.

When we calculate the cumulative amount of specified premiums, we compound each amount at a 4% annual interest rate from the due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the death benefit guarantee test. It does not bear any relation to the returns

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                                              POLICY FEATURES AND BENEFITS    13
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you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay to maintain the death benefit guarantee will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

The amount of the specified premium set forth in your policy is actuarially determined at policy issuance and depends on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the specified premiums to increase each year. The specified premiums may also change if you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your specified premium. Any change will be prospective only, and no change will extend the death benefit guarantee period beyond its original number of years.


INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which you have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.
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     You can choose among 21 variable investment options
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VARIABLE INVESTMENT OPTIONS. The 21 variable investment options available are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisors who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)

o Bankers Trust Company (for the "BT" options)

o Evergreen Asset Management Corp. (for both "EQ/Evergreen" options)

o J.P. Morgan Investment Management Inc. (for the "JPM" option)

o Lazard Asset Management (for both "Lazard" options)

o Massachusetts Financial Services Company (for the "MFS" options)

o Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

The Portfolio that corresponds to each variable investment option that has "Alliance" in its name is a part of The Hudson River Trust (except for the "EQ/Alliance" Portfolio). Each other Portfolio is a part of EQ Advisors Trust. EQ Financial Consultants, Inc., a subsidiary of Equitable Life, serves as investment manager of the EQ Advisors Trust. As such, EQ Financial Consultants oversees the activities of the above-listed advisors with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisors. You will find other important information about each Portfolio in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created

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14   POLICY FEATURES AND BENEFITS
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Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants, Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

o  We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisor Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the value of the units you own) in the variable investment options will be the same as before the transaction.

o  The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual. The Substitution transaction itself will not be treated as a transfer of account value for purposes of the transfer provisions of your contract.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. For each year of your policy, we declare a fixed rate of interest (4% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to this as the "Guaranteed Interest Account".)
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 We will pay at least 4% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT In your application to buy an Incentive Life Plus policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the policy. $50,000 is the smallest amount of coverage you can request.
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If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
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                                              POLICY FEATURES AND BENEFITS    15
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                     - or -

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" beginning on page 20 below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASEs. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's account value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

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 If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
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Age*    40        45        50        55        60        65
        or under
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%       250%      215%      185%      150%      130%      120%
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        70        75-95     100
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%       115%      105%      100%
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* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus accrued interest. See "Your option to receive a living benefit" on page 24 below.

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 You can request to change your death benefit option any time after the second year of the policy.
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16   POLICY FEATURES AND BENEFITS
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Also, we may require you to provide us with satisfactory evidence that the insured person remains insurable at the time of this change. This change may shorten the length of time your death benefit guarantee remains in effect. See "Death benefit guarantee and specified premiums" on page 12 above.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit discussed above is in effect at the time of a change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any additional amount of surrender charge, sales charge or monthly administrative charge as a result of a change in death benefit option. Please refer to "Tax information" beginning on page 25 below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

You may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" beginning on page 25 for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We also will not approve an increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of sales and surrender charges and specified premium under your policy for the face amount increase; these amounts are generally the same as they would be if we were issuing the same amount of additional coverage as a new policy, except as discussed below under "Effect of face amount changes on certain subsequent charges."

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life Plus policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. The amounts of your specified premiums, the monthly deductions for the cost of insurance coverage and any death benefit guarantee charge will generally decrease

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                                               POLICY FEATURES AND BENEFITS   17
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(prospectively) after you reduce the face amount. See also "Effect of face amount changes on certain subsequent charges" below.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charges from your policy. Assuming you have not previously changed the face amount, the amount of surrender charges we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charges that still remains applicable to your policy. We deduct the charges from the same investment options as if they were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future, on account of a prior decrease in face amount.

EFFECT OF FACE AMOUNT CHANGES ON CERTAIN SUBSEQUENT CHARGES

The policy's sales charge and premium surrender charge are calculated as a percentage of certain premiums you pay. As set forth under "Charges and expenses you will pay" on page 6 above, the percentage rate that applies to a particular premium payment depends on the face amount of the policy. For this purpose we use the highest face amount that your policy has had at any time prior to the date the premium is received.

Therefore, if you request an increase in your policy's face amount that is sufficiently large, it can (1) cause any sales charge for subsequent premiums to be smaller than it would otherwise be and (2) cause any premium surrender charge on such subsequent premiums to be larger. Any such changes would apply to all subsequent premiums and not merely those that, for other purposes, we attribute to the increase.

The amount of the monthly administrative charge under the policy also depends on the policy's face amount. See "Charges and expenses you will pay." A face amount increase that you request after the first two policy years may, if sufficiently large, result in a decrease in the monthly administrative charge; and a face amount decrease that you request or that is caused by a partial withdrawal could result in an increase in that charge.

We will not, however, adjust the monthly administrative charge, sales charge or premium surrender charge solely as a result of a face amount change that occurs automatically as a result of a change of death benefit option that you request.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. See "Monthly cost of insurance charge" on page 35 below. For this purpose, however, we will take account of all face amount increases and decreases, whatever their cause. Therefore, any face amount increase may, if sufficiently large, cause your cost of insurance rates to go down and, similarly, a decrease in face amount may cause your cost of insurance rates to go up.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o  disability waiver benefits

o  term insurance on an additional insured person

o  accidental death benefit

o  children's term insurance

o  option to purchase additional insurance

o  yearly renewable and other term insurance on the insured person

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18   POLICY FEATURES AND BENEFITS
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o  first-to-die term insurance

o  designated insured option rider

Equitable Life or your registered representative can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

The designated insured option rider permits you, upon the death of the insured person, to purchase insurance on the life of a "designated insured person" without evidence of insurability.

The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

Term insurance riders on the insured person allow you to purchase additional coverage. Choosing coverage under a term insurance rider on the insured person in lieu of coverage under this Incentive Life Plus policy will reduce your total charges and increase your account value on a current charge basis. The more term coverage you elect, the greater will be the amount of the reduction in charges and increase in account value, on a current charge basis. Also, term coverage does not have surrender charges. However, if the alternative death benefit becomes applicable under the Incentive Life Plus policy (see page 15 above) or if term insurance charges increase, the combination coverage may ultimately become more costly and have lower account values than under the policy alone. Generally, the greater proportion of term coverage you elect, the greater the likelihood that the alternative death benefit will apply. There also may be age restrictions on renewals of term riders. Also, the living benefit rider discussed below does not apply to any term insurance coverage. The amount of the specified premium will be affected by the term rider coverage. Your registered representative can provide further information and policy illustrations showing how the term riders can affect your policy values under different assumptions.

If your policy is issued with a yearly renewable term rider on the insured person ("YRT rider") in any state other than Massachusetts, the duration of the death benefit guarantee may be shorter than the period shown above on page 12. The following table sets forth the length of time the death benefit guarantee will last if you have your policy issued with a YRT rider. The death benefit guarantee period depends on the proportion that the face amount of the YRT rider bears to the total combined (YRT rider plus base policy) face amount, as determined at policy issuance. Changes in face amount or deleting or changing the YRT rider will not affect this period.




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                               DEATH BENEFIT           DEATH BENEFIT
   % OF YRT FACE           GUARANTEE PERIOD IF      GUARANTEE PERIOD IF
  AMOUNT TO TOTAL          ALWAYS DEATH BENEFIT     EVER DEATH BENEFIT
COMBINED FACE AMOUNT           OPTION A                OPTION B
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Less than 25%              To age 75(1) (or 30      To age 75 (or 15
                           policy years, if         policy years, if
                           longer(2)                longer)
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25% to less than 50%       To age 65 (or 20         To age 65 (or 15
                           policy years, if         policy years, if
                           longer)                  longer)
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50% to less than 75%       To age 55 (or 10         To age 55 (or 10
                           policy years, if         policy years, if
                           longer)                  longer)
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75% and greater            3 policy years           3 policy years
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(1) In this table, ages refer to the age of the insured person.

(2) In no event will the guarantee period extend beyond the policy's maturity.

The first-to-die rider is yearly renewable term insurance that insures two lives and pays a death benefit upon the first death.

See also "Tax information" beginning on page 25 below for certain possible tax consequences of adding or deleting riders.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time during the insured

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                                               POLICY FEATURES AND BENEFITS   19
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person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your registered representative can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM)") that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

If a registered representative has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the associate within the periods specified for death benefit payments under "When we pay policy proceeds," beginning on page 37 below. Our associates will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER, WITHDRAWAL AND MATURITY PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy, or upon policy maturity, under one of the above referenced payment options, rather than as a single sum.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states, this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.

VARIATIONS AMONG INCENTIVE LIFE PLUS POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Incentive Life Plus where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Plus. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your registered representative can advise you about any variations that may apply to your policy.

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20   DETERMINING YOUR POLICY'S VALUE
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2
Determining your policy's value

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YOUR ACCOUNT VALUE

As set forth on page 6 above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken. See "Borrowing from your policy" beginning on page 22 below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account".) These amounts are subject to certain charges discussed in the table on page 6.

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Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" on page 24 below. We credit all of such amounts with interest at rates we declare. We guarantee that these rates will not be less than a 4% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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                      TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS    21
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3
Transferring your money among our investment options

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TRANSFERS YOU CAN MAKE

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You can transfer freely among our variable investment options and into our guaranteed interest option.
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After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option, (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.

We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TELEPHONE TRANSFERS

You can make telephone transfers by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone requests" on page 35 below. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


OUR DOLLAR COST AVERAGING SERVICE

We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50.
Note: Transfers made using our dollar cost averaging service do not count toward the twelve free transfers you may otherwise make each year.

You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" beginning on page 24 below. Each new loan you request must be at least $500.
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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income tax. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o  you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o we do not count the collateral when we compute any reduction in cost of insurance charges (described under "Monthly cost of insurance charge" on page 35 below); and

o  the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy, and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 5% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, 1/4% less than the loan interest rate. The rate differentials are not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 4% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because Incentive Life Plus was first offered only in 1995, no such reduction in the interest rate differential has yet been attained under any outstanding policy.

Interest we pay on your loan collateral accrues daily. On each anniversary of your policy (or when your policy loans

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are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan will also prevent your policy's death benefit guarantee from keeping the policy in force. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination, surrender or maturity. See "Tax information" beginning on page 25 below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.


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You can withdraw all or part of your policy's net cash surrender value, although you may incur charges and tax consequences by doing so.
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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes. If death benefit Option B is in effect, a partial withdrawal also reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed on page 15 above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. Please also remember that a partial withdrawal reduces the amount of your premium payments that count toward maintaining the policy's death benefit guarantee. Regardless of whether it reduces the face amount, a partial withdrawal you request does not result in any change in, or deduction of, any sales or surrender charges.

You should refer to "Tax information" beginning on page 25 below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and

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unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charges that then remain applicable. The surrender charges are described on page 7 above.

Please refer to "Tax information" beginning on page 25 below for the possible tax consequences of surrendering your policy.


WHEN THE INSURED PERSON REACHES AGE 100 ("MATURITY")

If the insured person is still living on the policy anniversary closest to his or her 100th birthday, we will pay you the policy's account value on that date, reduced by any outstanding loans, by unpaid loan interest, and by any amounts of the account value that are "restricted" as a result of previously distributed "living benefits." The policy will then terminate. See "Tax information" beginning on page 25 below for the tax consequences of maturity.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy when the insured person dies.

When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" -- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. We will deduct these restricted amounts from any subsequent surrender or maturity proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

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You can arrange to receive a "living benefit" if the insured person becomes terminally ill.
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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Plus policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that

o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page 30 below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount, or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

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In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includable as income. See "Changes we can make" on page 37 below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

On the maturity date or upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date and upon a full surrender, any excess of the proceeds we pay (including any amounts we use to

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discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for PAGE>


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subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation skipping tax may be payable. Generation skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation skipping tax exemption of $1 million.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax advisor for specific information, especially where benefits are passing to younger generations.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.


OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes

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incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

We may have to pay state, local or other taxes (in addition to applicable taxes based on premiums). At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our separate account or allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in pages 1-29 above. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o  loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o  withdrawals

o  tax withholding elections

o  face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o  surrenders

o  changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o  changes in form of death benefit payment

o  loans

o  transfers among variable investment options

o  assignments

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o  changes in face amount

o  changes of insured person

o  changes in death benefit option

o  restoration of lapsed policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation date.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page 37 below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

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POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full initial premium to your registered representative at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full initial premium to your registered representative on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Plus in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Plus policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Plus policy.

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust of which that Portfolio is a part). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semi-annual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life Plus and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly-owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life Plus invests solely in class IB shares issued by the corresponding Portfolio. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, as well as to the trustee of a qualified plan for Equitable Life. The Hudson River Trust sells its shares to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of The Hudson River Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response insufficiently protects our policyowners, we will see to it that

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appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio of the Trust involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life Plus policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest for each year of your policy at the beginning of that year, but it will not be less than 4%. We credit and compound the interest daily at an effective annual rate that equals the declared rate for the year. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct and prospective specified premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" beginning on page 25 above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death.

MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one

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policyowner. Any agreements to use market timing services to make transfers are subject to our rules in effect at any time.


TELEPHONE REQUESTS

If you are a properly authorized person, you may make telephone transfers as described above on page 21.

All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transactions request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.


DEDUCTING POLICY CHARGES

CHARGE FOR TAXES. This charge is designed to approximate certain taxes and additional charges imposed upon us by states and other jurisdictions. This charge may be increased or decreased to reflect any changes in our taxes. In addition, if an insured person changes his or her residence, you should notify us to change our records so that the charge will reflect the new jurisdiction. Any change will take effect on the next policy anniversary, if received at least 60 days prior to the policy anniversary. You cannot deduct our charge to you as state or local taxes on your federal income tax return.

SALES CHARGE. Currently, we deduct the sales charge from each premium payment you make, until the cumulative premiums you have paid equal ten times the "sales load target premium." The sales load target premium is actuarially determined for each policy, based on that policy's particular characteristics, and is generally less than or equal to 75% of the annual premium you would have to pay for a comparable whole life policy, calculated at 4% interest and guaranteed maximum cost of insurance and expense charges. The sales load target premium is different from the "target premium" used to determine the premium surrender charge. We reserve the right, however, to deduct the sales charge from every premium payment.

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date (not including any term rider coverage on the insured person) and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age. However, for policies that have been outstanding for more than nine years, we reduce the current monthly insurance charge. The dollar amount by which we reduce each month's charge is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans). The percentage reduction begins at an annual rate of .05% for the policy's tenth year and increases gradually in each subsequent year, until it is equal to an annual rate of .65% in the 25th and all subsequent years. These charge reductions are not

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guaranteed, however. Because Incentive Life Plus was first offered only in 1995, no such reduction has yet been attained under any outstanding policy.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates (including by reducing or eliminating the current monthly charge reduction that otherwise would begin in the tenth year) up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Plus policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies.

In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

We offer lower rates for non-tobacco users only if they are at least age 20. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 20.

Our current cost of insurance rates are generally highest if your policy's face amount at the time of the charge is less than $100,000 and lowest if your face amount is $200,000 or more.

DEATH BENEFIT GUARANTEE CHARGE. We deduct this charge even if you do not currently pay enough premiums to satisfy the death benefit guarantee test. See "Death benefit guarantee test" on page 12 above. We will not deduct this charge in states where the death benefit guarantee is not available.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

SURRENDER CHARGES. If you surrender your policy during its first 15 years, we deduct from your account value a "premium surrender charge." Additionally, if you surrender your policy during its first eight years, we deduct an "administrative surrender charge." In this prospectus, we use the term "surrender charges" to refer to both types of charges.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The premium surrender charge, for example, is designed primarily to defray sales expenses, but may also be

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used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the sales charge is designed primarily to defray sales expenses we incur that are based on premium payments.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter. We pay maturity proceeds within seven days after the maturity date.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life Plus from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law

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    allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisors or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, The Hudson River Trust or EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. We also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.


LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in the Separate Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life Plus policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Incentive Life Plus) and variable annuity contracts through Equitable Distributors Inc. ("EDI"). The Investment Company Act of 1940, therefore, classifies EDI as a "principal underwriter" of those policies and contracts. EDI also serves as a principal underwriter of The Hudson River Trust and EQ Advisors Trust. EDI is a wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EDI is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). In 1997 and 1998, we paid EDI a

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fee of $20,088,049 and $35,582,313, respectively, for its services under a Distribution Agreement with Equitable Life and its separate accounts.

We sell Incentive Life Plus through licensed insurance agencies (both affiliated and unaffiliated with Equitable Life) and their affiliated broker-dealers (who are registered with the SEC and are members of the NASD). Such agencies and their affiliated broker-dealers have entered into selling agreements with EDI. The licensed insurance agents who sell our policies are appointed as agents of Equitable Life, and are registered representatives of the agencies' affiliated broker-dealer. Sales commissions will be paid by Equitable Life to the agency which sells you this policy. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agencies will receive maximum commissions of: 50% of the amount of the premium you pay in your policy's first year up to a certain amount, plus 3% of all other premiums you pay in your policy's first year, plus 3% of all premiums you pay in the second through tenth years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agency may be required to return to us any commissions on premiums that we have refunded to a policyowner. Use of a term rider on the insured person instead of an equal amount of coverage under the base policy generally reduces commissions.


INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.

YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party services providers to seek confirmations that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmations of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system which is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an

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interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

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Directors and principal officers


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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.



DIRECTORS


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 NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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FRANCOISE COLLOC'H
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AXA                                      Director of Equitable Life since July 1992. Senior Executive Vice President, Human
23, Avenue Matignon                      Resources and Communications of AXA, and various positions with AXA affiliated
75008 Paris, France                      companies. Director of the Equitable Companies since December 1996.
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HENRI DE CASTRIES
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AXA                                      Director of Equitable Life since September 1993. Director (since May 1994) and
23, Avenue Matignon                      Chairman of the Board (since April 1998) of the Equitable Companies. Prior thereto,
75008 Paris, France                      Vice Chairman of the Board of the Equitable Companies (February 1996 to April 1998).
                                         Senior Executive Vice President, Financial Services and Life Insurance Activities of AXA
                                         since 1996. Prior thereto, Executive Vice President Financial Services and Life Insurance
                                         Activities of AXA (1933 to 1996). Also Director or officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates. Previously held other officerships with the AXA Group.
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JOSEPH L. DIONNE
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The McGraw-Hill Companies                Director of Equitable Life since May 1982. Chairman (since April 1988) and former
1221 Avenue of the Americas              Chief Executive Officer (April 1983 to April 1988) of The McGraw-Hill Companies.
New York, NY 10020                       Director of the Equitable Companies (since May 1992). Director, Harris Corporation and Ryder System, Inc.
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DENIS DUVERNE
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AXA                                      Director of Equitable Life since February 1998. Senior Vice President International
23, Avenue Matignon                      (US-UK-Benelux) AXA. Director since February 1996, Alliance. Director since
75008 Paris, France                      February 1997, Donaldson Lufkin & Jenrette ("DLJ").
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JEAN-RENE FOURTOU
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Rhone-Poulenc S.A.                       Director of Equitable Life since July 1992. Director of Equitable Companies since July
25, Quai Paul Doumer                     1992. Chairman and Chief Executive Officer of Rhone-Poulenc, S.A.; Member,
92408 Courbevoie Cedex                   Supervisory Board of AXA since January 1997; European Advisory Board of Bankers
France                                   Trust Company and Consulting Council of Banque de France; Director, Societe
                                         Generale, Schneider S.A. and Groupe Pernod-Ricard (July 1997 to present).
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NORMAN C. FRANCIS
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Xavier University of Louisiana           Director of Equitable Life since March 1989. President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly
New Orleans, LA 70125                    Cafeterias, Inc., and Entergy Corporation.
------------------------------------------------------------------------------------------------------------------------------------
DONALD J. GREENE
------------------------------------------------------------------------------------------------------------------------------------
LeBouef, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene & MacRae,
125 West 55th Street                     L.L.P. Director of the Equitable Companies since May 1992.
New York, NY 10019-4513
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
42   DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

DIRECTORS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JOHN T. HARTLEY
------------------------------------------------------------------------------------------------------------------------------------
1025 NASA Boulevard                    Director of Equitable Life since August 1987. Currently a Director and retired
Melbourne, FL 32919                    Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of the Equitable
                                       Companies since May 1992; Director of the McGraw Hill Companies.
------------------------------------------------------------------------------------------------------------------------------------
JOHN H.F. HASKELL JR.
------------------------------------------------------------------------------------------------------------------------------------
SBC Warburg Dillon Read LLC            Director of Equitable Life since July 1992; Director of the Equitable Companies since
535 Madison Avenue                     July 1992; Managing Director of Warburg Dillon Read LLC, and member of its Board
New York, NY 10022                     of Directors; Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (November 1998 to present), and Dillon, Read Limited.
------------------------------------------------------------------------------------------------------------------------------------
MARY R. (NINA) HENDERSON
------------------------------------------------------------------------------------------------------------------------------------
Bestfoods Grocery                      Director of Equitable Life since December 1996. President of Bestfoods Grocery
BESTFOODS                              (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC
International Plaza                    International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets
700 Sylvan Avenue                      Group. Director of the Equitable Companies since December 1996; Director, Hunt
Englewood Cliffs, NJ 07632-9976        Corporation.
------------------------------------------------------------------------------------------------------------------------------------
W. EDWIN JARMAIN
------------------------------------------------------------------------------------------------------------------------------------
Jarmain Group Inc.                     Director of Equitable Life since July 1992. President of Jarmain Group Inc. and officer
121 King Street West                   or director of several affiliated companies. Chairman and Director of FCA
Suite 2525                             International Ltd. (until May 1998). Director of various AXA affiliated companies and
Toronto, Ontario M5H 3T9               National Mutual Holdings Limited (July 1998-Present; Alternate Director, the National
Canada                                 Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia
                                       Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997 to present).
                                       Previously held other officerships with FCA International. Director of the Equitable
                                       Companies since July 1992.
------------------------------------------------------------------------------------------------------------------------------------
GEORGE T. LOWY
------------------------------------------------------------------------------------------------------------------------------------
Cravath, Swaine & Moore                Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------------------
DIDIER PINEAU-VALENCIENNE
------------------------------------------------------------------------------------------------------------------------------------
Schneider S.A.                         Director of Equitable Life since February 1996. Former Chairman and Chief Executive
64/70, Avenue Jean-Baptiste Clement    Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or
92646 Boulogne-Billancourt Cedex       director of numerous subsidiaries and affiliated companies of Schneider and the
France                                 Equitable Companies. Director of Equitable Companies and Equitable Life from July
                                       1992 to February 1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP,
                                       Sema Group PLC and Rhone-Poulenc, SA; Member of European Advisory Board of Bankers Trust
                                       Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of Bankers
                                       Trust Company, Booz Allen & Hamilton (USA) and Banque de France.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          DIRECTORS AND PRINCIPAL OFFICERS    43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OFFICER-DIRECTORS


------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life since May 1987. Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of the Equitable Companies, since May
                                       1992.
------------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of
Corporation                            Alliance until January 1999 and Chairman or Director of numerous subsidiaries and
1345 Avenue of the Americas            affiliated companies of Alliance. Senior Executive Vice President of AXA since January
New York, NY 10105                     1997. Director of the Equitable Companies, since May 1992.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
------------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since January 1998. President since January 1998 and Chief
                                       Operating Officer since February 1998, Equitable Life. Vice Chairman since April 1998, Senior
                                       Executive Vice President (January 1998 to April 1998), and Director and Chief Operating
                                       Officer (both since January 1998), the Equitable Companies. Vice Chairman (from 1996 to
                                       1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and Senior Executive
                                       Vice President (from 1991 to 1995), Chemical Bank. Executive Vice President, Chief Operating
                                       Officer and Director since March 1998, Equitable Investment Corporation ("EIC"); ACMC, Inc.
                                       ("ACMC") (since March 1998). Director, Equitable Capital Management Corporation ("ECMC")
                                       (since March 1998), Alliance and DLJ (both May 1998 to Present).
------------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
------------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since August 1997. Chairman of the Board since January 1998, Chief
                                       Executive Officer since August 1997, President (August 1997 to January 1998), Equitable Life.
                                       Director, President and Chief Executive Officer, all since August 1997, the Equitable
                                       Companies. Senior Executive Vice President and Member of the Executive Committee, AXA; Senior
                                       Vice Chairman, Chase Manhattan Corporation (March 1996 to April 1997). President (January
                                       1994 to March 1996) and Vice Chairman (December 1991 to January 1994), Chemical Bank.
                                       Director, Alliance (since August 1997), DLJ (since November 1997), ECMC (since March 1998),
                                       ACMC, Inc. (since March 1998), and AXA Canada (since September 1998). Director, Chairman,
                                       President and Chief Executive Officer since March 1998, EIC. Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board since February 1998, and Chief Financial Officer since May 1996, Equitable Life. Senior Executive Vice President until February 1998, and
                                       Chief Financial Officer since May 1997, the Equitable Companies. Vice President until 1998,
                                       EQ ADVISORS TRUST. Director, Alliance (since July 1997), and DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44   DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since February 1998) and Chief Information Officer (since November
                                       1994), Equitable Life. Previously held other officerships with Equitable Life; Director,
                                       J.M.R. Realty Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Senior Vice President, the Equitable Companies
                                       Director, The Equitable of Colorado, Inc., Vice President and Chief Financial Officer since
                                       March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company ("Frontier").
                                       Executive Vice President since November 1996 and Director, EQ Financial Consultants, Inc.
                                       ("EQF"). Director until May 1996, Equitable Distributors, Inc. ("EDI"). Director and Senior
                                       Vice President, EquiSource. Director and Officer of various Equitable Life affiliates.
                                       Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Treasurer, Equitable Life and the Equitable Companies. Treasurer,
                                       EIC (since June 1997), EquiSource and Frontier. President and Chief Executive Officer (since
                                       September 1997), and prior thereto, Vice President and Treasurer, Equitable Casualty
                                       Insurance Company ("Casualty"). Vice President and Treasurer, EQ ADVISORS TRUST (since March
                                       1997). Director, Chairman, President and Chief Executive Officer, Equitable JV Holdings
                                       (since August 1997). Director (since July 1997), and Senior Vice President and Chief
                                       Financial Officer (since April 1998), ACMC and ECMC. Previously held other officerships with
                                       Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life, (since September 1996) and Actuary (September 1996 to
                                       December 1998). Partner and Senior Actuarial Consultant, Coopers & Lybrand L.L.P. (January
                                       1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Controller, Equitable Life and the Equitable Companies. Senior Vice
                                       President and Chief Financial Officer, The Equitable of Colorado, Inc., since March 1997.
                                       Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, the Equitable
                                       Companies.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and General Counsel, Equitable Life and the Equitable Companies.
                                       Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          DIRECTORS AND PRINCIPAL OFFICERS    45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
JEROME S. GOLDEN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since November 1997), Equitable Life. Executive Vice President
                                       (since November 1997), The Equitable Companies. Prior thereto, President, Income Management
                                       Group (May 1994 to November 1997), Equitable Life. Chairman and Chief Executive Officer
                                       (February 1995 to December 1997), EDI. Owner (November 1993 to May 1994), JG Resources.
------------------------------------------------------------------------------------------------------------------------------------
MARK A. HUG
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President, Aetna.
------------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Vice President and Chief Compliance Officer and Associate General Counsel, Equitable Life.
                                       Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Chief Marketing Officer (since December
                                       1997). Prior thereto, Senior Vice President and Chief Marketing Officer, Equitable Life.
                                       Chairman and Chief Executive Officer, EQF. Vice President, EQ ADVISORS TRUST (until April
                                       1998) and THE HUDSON RIVER TRUST. Director, Equitable Underwriting and Sales Agency
                                       (Bahamas), Ltd. and EquiSource; Director and Executive Vice President (since December 1998),
                                       Colorado, prior thereto, Director and Senior Vice President. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
DOUGLAS MENKES
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Corporate Actuary since June 1997, Equitable Life. Prior thereto,
                                       Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President since May 1995 and Chief Investment Officer since July 1995, The Equitable
                                       Companies. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and Trustee since March
                                       1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable Real Estate (until June 1997).
                                       Executive Vice President, EQF, since November 1996. Director, EREIM Managers Corp. (since
                                       July 1997), and EREIM LP Corp. (since October 1997). Prior to May 1995, Vice
                                       President/Manager, Insurance Companies Investment Strategies Group, Salomon Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
46   DIRECTORS AND PRINCIPAL OFFICERS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


OTHER OFFICERS (CONTINUED)


------------------------------------------------------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer,
                                       Casualty, (since September 1997). Director, Equitable Agri-Business, Inc. (until June 1997).
                                       Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate General
                                       Counsel, Equitable Life and the Equitable Companies, since September 1995. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and Deputy General Counsel (since June 1996),
                                       Equitable Life. Senior Vice President and Associate General Counsel (since September 1996),
                                       The Equitable Companies. Director, EQF. Senior Vice President and General Counsel, EIC (June
                                       1997 to March 1998). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
------------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer (since
                                       December 1997) and Chief Agency Officer (August 1994 to December 1997), Equitable Life. Prior
                                       thereto, Agency Manager. Executive Vice President since May 1996, the Equitable Companies.
                                       Vice President since March 1998, THE HUDSON RIVER TRUST. Chairman (since December 1997), EDI.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND EQUITABLE LIFE   47
--------------------------------------------------------------------------------

8
Financial statements of Separate Account FP and Equitable Life

--------------------------------------------------------------------------------


The financial statements of Separate Account FP as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants .....................................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998 ............    FSA-3
   Statements of Operations for the Years Ended December 31, 1998,
     1997 and 1996 ....................................................    FSA-5
   Statements of Changes in Net Assets for the Years Ended December 31,
     1998, 1997 and 1996 ..............................................   FSA-12
   Notes to Financial Statements ......................................   FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants .....................................      F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997 ............      F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998,
     1997 and 1996 ....................................................      F-3
   Consolidated Statements of Shareholder's Equity, Years Ended
     December 31,  1998, 1997 and 1996 ................................      F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
     1998, 1997 and 1996 ..............................................      F-5
   Notes to Consolidated Financial Statements .........................      F-6

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                       FIXED INCOME SERIES:                                    EQUITY SERIES:
                              ------------------------------------------------------------------      ---------------------------
                                                   ALLIANCE                                            T. ROWE
                                ALLIANCE         INTERMEDIATE       ALLIANCE         ALLIANCE           PRICE          EQ/PUTNAM
                                  MONEY           GOVERNMENT         QUALITY           HIGH             EQUITY          GROWTH &
                                 MARKET           SECURITIES          BOND             YIELD            INCOME       INCOME VALUE
                                  FUND               FUND             FUND             FUND              FUND            FUND
                              --------------   --------------   --------------   --------------       ----------     ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost: $ 252,036,846 ...     $253,573,296
             73,048,104 ...                       $75,439,166
            225,936,035 ...                                       $229,303,732
            191,596,765 ...                                                        $170,697,910
             42,202,407 ...                                                                          $43,788,024
             15,594,112 ...                                                                                            $16,754,714
Receivable for Trust shares
    sold ..................               --           73,479               --               --               --                --
Receivable for policy-
    related transactions ..       17,848,216               --               --               --               --                --
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Assets ..............      271,421,512       75,512,645      229,303,732      170,697,910       43,788,024        16,754,714
                                ------------      -----------     ------------     ------------      -----------       -----------
LIABILITIES
Payable for Trust shares
    purchased .............       16,331,370               --          133,581           35,027           23,315             3,033
Payable for policy-
    related transactions ..               --          539,972          210,509          289,889           75,177             8,426
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          414,349          299,334          274,393          136,603          125,779           106,949
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Liabilities .........       16,745,719          839,306          618,483          461,519          224,271          118,408
                                ------------      -----------     ------------     ------------      -----------       -----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $254,675,793      $74,673,339     $228,685,249     $170,236,391      $43,563,753       $16,636,306
                                ============      ===========     ============     ============      ===========       ===========


                                                                        EQUITY SERIES:
                              ---------------------------------------------------------------------------------------------------
                                                                   MERRILL
                                 ALLIANCE         ALLIANCE          LYNCH           ALLIANCE
                                  GROWTH &         EQUITY        BASIC VALUE         COMMON           MFS             ALLIANCE
                                  INCOME            INDEX           EQUITY           STOCK          RESEARCH           GLOBAL
                                   FUND             FUND             FUND             FUND            FUND              FUND
                              --------------    -------------   --------------   --------------   --------------   --------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$  135,380,284 ...     $151,620,795
            307,490,851 ...                      $444,156,167
             20,272,609 ...                                        $20,180,650
          2,256,517,409 ...                                                      $2,945,826,613
             24,727,882 ...                                                                          $28,040,945
            442,031,583 ...                                                                                          $525,592,086
Receivable for Trust shares
    sold ..................               --               --           10,202               --               --               --
Receivable for policy-
    related transactions ..               --        8,872,643               --        3,228,813           63,970          123,333
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Assets ..............      151,620,795      453,028,810       20,190,852    2,949,055,426       28,104,915      525,715,419
                                ------------     ------------      -----------   --------------      -----------     ------------
LIABILITIES
Payable for Trust shares
    purchased .............          162,160        9,264,465               --        5,828,987           82,934            8,286
Payable for policy-
    related transactions ..            7,532               --           29,458               --               --               --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          275,390          326,244           76,304          699,865           60,594          471,438
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Liabilities .........          445,082        9,590,709          105,762        6,528,852          143,528          479,724
                                ------------     ------------      -----------   --------------      -----------     ------------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $151,175,713     $443,438,101      $20,085,090   $2,942,526,574      $27,961,387     $525,235,695
                                ============     ============      ===========   ==============      ===========     ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1998

                                                                        EQUITY SERIES (CONCLUDED):
                              ------------------------------------------------------------------------------------------------------
                                                               MORGAN
                                                               STANLEY                       WARBURG                        MFS
                                                T. ROWE       EMERGING       ALLIANCE        PINCUS         ALLIANCE     EMERGING
                                 ALLIANCE        PRICE         MARKETS      AGGRESSIVE        SMALL         SMALL CAP      GROWTH
                              INTERNATIONAL   INTERNATIONAL    EQUITY         STOCK          COMPANY         GROWTH      COMPANIES
                                  FUND         STOCK FUND       FUND           FUND         VALUE FUND        FUND          FUND
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$ 49,817,199 .....    $55,319,650
           29,126,226 .....                   $30,729,309
           12,317,395 .....                                   $9,374,762
          945,225,569 .....                                                $971,940,783
           41,015,034 .....                                                                $36,799,693
           40,047,285 .....                                                                               $48,828,240
           49,044,186 .....                                                                                              $56,040,363
Receivable for Trust shares
    sold ..................             --             --             --     15,756,667         64,794     12,471,839      1,181,194
Receivable for policy-
    related transactions ..             --         22,077             --             --             --             --             --
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Assets ..............     55,319,650     30,751,386      9,374,762    987,697,450     36,864,487     61,300,079     57,221,557
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

LIABILITIES
Payable for Trust shares
    purchased .............         70,336         91,033         18,854             --             --             --             --
Payable for policy-
    related transactions ..         14,372             --          7,369     16,503,396        137,563     12,640,148      1,224,733
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        211,534         52,297      2,334,195        415,973         72,842        188,682         31,895
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Liabilities .........        296,242        143,330      2,360,418     16,919,369        210,405     12,828,830      1,256,628
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......    $55,023,408     30,608,056     $7,014,344   $970,778,081    $36,654,082    $48,471,249    $55,964,929
                               ===========    ===========     ==========   ============    ===========    ===========    ===========

                                                       ASSET ALLOCATION SERIES:
                              ------------------------------------------------------------------------
                                                                                            MERRILL
                                ALLIANCE        EQ/           ALLIANCE                       LYNCH
                              CONSERVATIVE     PUTNAM          GROWTH       ALLIANCE         WORLD
                                INVESTORS     BALANCED        INVESTORS     BALANCED        STRATEGY
                                  FUND          FUND            FUND          FUND            FUND
                              ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$180,638,791 .....   $202,146,754
            5,761,747 .....                    $6,021,630
          810,703,279 .....                                 $978,408,876
          418,040,777 .....                                                $499,385,640
            4,940,984 .....                                                                 $5,128,718
Receivable for Trust shares
    sold ..................             --             --             --             --             --
Receivable for policy-
    related transactions ..        119,163             --         11,442             --          7,652
                              ------------     ----------   ------------   ------------     ----------
Total Assets ..............    202,265,917      6,021,630    978,420,318    499,385,640      5,136,370
                              ------------     ----------   ------------   ------------     ----------
LIABILITIES
Payable for Trust shares
    purchased .............        102,291          8,663        332,413         82,601          7,657
Payable for policy-
    related transactions ..             --          3,473             --        474,028             --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        428,272        120,957        695,497        444,727      1,365,122
                              ------------     ----------   ------------   ------------     ----------
Total Liabilities .........        530,563        133,093      1,027,910      1,001,356      1,372,779
                              ------------     ----------   ------------   ------------     ----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......   $201,735,354     $5,888,537   $977,392,408   $498,384,284     $3,763,591
                              ============     ==========   ============   ============     ==========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                            ALLIANCE MONEY
                                                                             MARKET FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,719,684    $9,754,675      $9,126,793
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,204,220     1,101,168       1,025,149
                                                              -----------    ----------      ----------
NET INVESTMENT INCOME ....................................      9,515,464     8,653,507       8,101,644
                                                              -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............       (161,314)     (513,800)       (110,954)
        Realized gain distribution from the Trusts .......          7,750        13,435              --
                                                              -----------    ----------      ----------
NET REALIZED GAIN (LOSS) .................................       (153,564)     (500,365)       (110,954)
                                                              -----------    ----------      ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        804,349        24,023          89,976
        End of period ....................................      1,536,450       804,349          24,023
                                                              -----------    ----------      ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        732,101       780,326         (65,953)
                                                              -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        578,537       279,961        (176,907)
                                                              -----------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $10,094,001    $8,933,468      $7,924,737
                                                              ===========    ==========      ==========

                                                                         FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                     ALLIANCE INTERMEDIATE GOVERNMENT
                                                                             SECURITIES FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------     ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................     $3,477,938     $2,914,613       $2,367,498
    Expenses (Note 3):
        Mortality and expense risk charges ...............        350,536        282,422          245,038
                                                              -----------     ----------       ----------
NET INVESTMENT INCOME ....................................      3,127,402      2,632,191        2,122,460
                                                              -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         60,260        (95,509)        (490,315)
        Realized gain distribution from the Trusts .......             --             --               --
                                                              -----------     ----------       ----------
NET REALIZED GAIN (LOSS) .................................         60,260        (95,509)        (490,315)
                                                              -----------     ----------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        868,053       (141,479)         145,522
        End of period ....................................      2,391,062        868,053         (141,479)
                                                              -----------     ----------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................      1,523,009      1,009,532         (287,001)
                                                              -----------     ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      1,583,269        914,023         (777,316)
                                                              -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $4,710,671     $3,546,214       $1,345,144
                                                              ===========     ==========       ==========

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                          ALLIANCE QUALITY
                                                                             BOND FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,317,238   $  8,869,740       $8,972,983
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,106,136        845,069          869,312
                                                              -----------   ------------       ----------
NET INVESTMENT INCOME ....................................      9,211,102      8,024,671        8,103,671
                                                              -----------   ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         34,937       (504,580)      (1,130,915)
        Realized gain distribution from the Trusts .......      4,596,907             --               --
                                                              -----------   ------------       ----------
NET REALIZED GAIN (LOSS) .................................      4,631,844       (504,580)      (1,130,915)
                                                              -----------   ------------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................      2,395,718     (1,961,822)      (2,105,676)
        End of period ....................................      3,367,697      2,395,718       (1,961,822)
                                                              -----------   ------------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        971,979      4,357,540          143,854
                                                              -----------   ------------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      5,603,823      3,852,960         (987,061)
                                                              -----------   ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $14,814,925    $11,877,631       $7,116,610
                                                              ===========    ===========       ==========

----------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    FIXED INCOME SERIES (CONCLUDED):
                                                                             -------------------------------------------
                                                                                               ALLIANCE
                                                                                              HIGH YIELD
                                                                                                 FUND
                                                                             -------------------------------------------
                                                                                 1998            1997              1996
                                                                             ------------    ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $ 18,449,747    $12,918,934     $ 8,696,039
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      1,007,106        789,982         518,429
                                                                             ------------    -----------     -----------
NET INVESTMENT INCOME ....................................................     17,442,641     12,128,952       8,177,610
                                                                             ------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     (2,344,392)       936,554         939,559
        Realized gain distribution from
           the Trusts ....................................................      3,396,523      6,365,633       6,119,053
                                                                             ------------    -----------     -----------
NET REALIZED GAIN (LOSS) .................................................      1,052,131      7,302,187       7,058,612
                                                                             ------------    -----------     -----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................      8,622,836      5,664,824       3,823,981
        End of period ....................................................    (20,898,854)     8,622,836       5,664,824
                                                                             ------------    -----------     -----------
    Change in unrealized appreciation
        (depreciation) during the period .................................    (29,521,690)     2,958,012       1,840,843
                                                                             ------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    (28,469,559)    10,260,199       8,899,455
                                                                             ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $(11,026,918)   $22,389,151     $17,077,065
                                                                             ============    ===========     ============

                                                                                                  EQUITY SERIES:
                                                                             ----------------------------------------------------
                                                                                       T. ROWE
                                                                                  PRICE EQUITY INCOME          EQ/PUTNAM GROWTH
                                                                                         FUND                & INCOME VALUE FUND
                                                                             -------------------------      ---------------------
                                                                                 1998           1997*           1998       1997*
                                                                             ----------     ----------      ----------   --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $  722,954     $  145,613      $  143,999   $ 33,273
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      173,802         29,706          56,995      9,655
                                                                             ----------     ----------      ----------   --------
NET INVESTMENT INCOME ....................................................      549,152        115,907          87,004     23,618
                                                                             ----------     ----------      ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................      341,473         56,634         209,398      1,078
        Realized gain distribution from
           the Trusts ....................................................      930,853         53,840         130,047     27,226
                                                                             ----------     ----------      ----------   --------
NET REALIZED GAIN (LOSS) .................................................    1,272,326        110,474         339,445     28,304
                                                                             ----------     ----------      ----------   --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    1,073,548             --         269,561         --
        End of period ....................................................    1,585,616      1,073,548       1,160,602    269,561
                                                                             ----------     ----------      ----------   --------
    Change in unrealized appreciation
        (depreciation) during the period .................................      512,068      1,073,548         891,041    269,561
                                                                             ----------     ----------      ----------   --------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    1,784,394      1,184,022       1,230,486    297,865
                                                                             ----------     ----------      ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $2,333,546     $1,299,929      $1,317,490   $321,483
                                                                             ==========     ==========      ==========   ========

                                                                                              EQUITY SERIES:
                                                                             -------------------------------------------
                                                                                                 ALLIANCE
                                                                                             GROWTH & INCOME
                                                                                                  FUND
                                                                             ---------------------------------------------
                                                                                   1998            1997            1996
                                                                             ------------      ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $   415,436       $   636,335     $  525,200
    Expenses (Note 3):
        Mortality and expense risk charges ...............................       668,795           358,997        155,175
                                                                             ------------      -----------     ----------

NET INVESTMENT INCOME ....................................................      (253,359)          277,338        370,025
                                                                             -----------       -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     7,289,936           530,421          5,198
        Realized gain distribution from
           the Trusts ....................................................    12,146,928         5,006,247      1,943,415
                                                                             -----------       -----------     ----------

NET REALIZED GAIN (LOSS) .................................................    19,436,864         5,536,668      1,948,613
                                                                             -----------       -----------     ----------

    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    13,021,603         5,074,338      2,123,346
        End of period ....................................................    16,240,511        13,021,603      5,074,338
                                                                             -----------       -----------     ----------

    Change in unrealized appreciation
        (depreciation) during the period .................................     3,218,908         7,947,265      2,950,992
                                                                             -----------       -----------     ----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................................    22,655,772        13,483,933      4,899,605
                                                                             -----------       -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................................   $22,402,413       $13,761,271     $5,269,630
                                                                             ===========       ===========     ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQUITY SERIES (CONTINUED):
                                                            -------------------------------------------------------------------
                                                                             ALLIANCE                         MERRILL LYNCH
                                                                           EQUITY INDEX                        BASIC VALUE
                                                                               FUND                            EQUITY FUND
                                                            -------------------------------------------   ----------------------
                                                               1998            1997            1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $  3,958,217   $ 2,610,223     $ 1,751,848    $ 192,441     $ 35,810
    Expenses (Note 3):
        Mortality and expense risk charges ..............      1,862,376       977,620         605,961       66,427        9,349
                                                            ------------   -----------     -----------    ---------     --------
NET INVESTMENT INCOME (LOSS) ............................      2,095,841     1,632,603       1,145,887      126,014       26,461
                                                            ------------   -----------     -----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............      5,460,381      (414,497)      8,013,073      207,032        6,656
        Realized gain distribution from
           the Trusts ...................................        128,151       850,437       3,889,944      667,083       33,738
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED GAIN (LOSS) ................................      5,588,532       435,940      11,903,017      874,115       40,394
                                                            ------------   -----------     -----------    ---------     --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................     63,055,426    21,448,224      12,451,765      135,003           --
           End of period ................................    136,665,316    63,055,426      21,448,224      (91,959)     135,003
                                                            ------------   -----------     -----------    ---------     --------
    Change in unrealized appreciation
        (depreciation) during the period ................     73,609,890    41,607,202       8,996,459     (226,962)     135,003
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................     79,198,422    42,043,142      20,899,476      647,153      175,397
                                                            ------------   -----------     -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $ 81,294,263   $43,675,745     $22,045,363    $ 773,167     $201,858
                                                            ============   ===========     ===========    ==========    ========

                                                                                     EQUITY SERIES (CONTINUED):
                                                            --------------------------------------------------------------------
                                                                            ALLIANCE                                 MFS
                                                                          COMMON STOCK                            RESEARCH
                                                                              FUND                                  FUND
                                                            -------------------------------------------   ----------------------
                                                                 1998         1997             1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $ 15,939,680   $ 10,668,337    $ 11,773,551   $   71,137    $ 20,442
    Expenses (Note 3):
        Mortality and expense risk charges ..............     14,600,706     11,435,936       8,267,795       86,044      13,127
                                                            ------------   ------------    ------------   ----------    --------
NET INVESTMENT INCOME (LOSS) ............................      1,338,974       (767,599)      3,505,756      (14,907)      7,315
                                                            ------------   ------------    ------------   ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............    169,109,310     53,841,049      30,128,838      494,412       6,989
        Realized gain distribution from
           the Trusts ...................................    353,834,250    164,814,473     157,423,606           --      81,156
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED GAIN (LOSS) ................................    522,943,560    218,655,522     187,552,444      494,412      88,145
                                                            ------------   ------------    ------------   ----------    --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................    567,231,009    294,432,897     181,824,279      249,382          --
           End of period ................................    689,309,204    567,231,009     294,432,897    3,313,063     249,382
                                                            ------------   ------------    ------------   ----------    --------
    Change in unrealized appreciation
        (depreciation) during the period ................    122,078,195    272,798,112     112,608,618    3,063,681     249,382
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................    645,021,755    491,453,634     300,161,062    3,558,093     337,527
                                                            ------------   ------------    ------------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $646,360,729   $490,686,035    $303,666,818   $3,543,186    $344,842
                                                            ============   ============    ============   ==========    ========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------
                                                                             ALLIANCE
                                                                              GLOBAL
                                                                               FUND
                                                             -----------------------------------------
                                                                1998           1997            1996
                                                             -----------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 5,636,672    $ 8,803,070    $ 7,019,392
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,777,697      2,805,310      2,314,066
                                                             -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................     2,858,975      5,997,760      4,705,326
                                                             -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    17,406,382     30,411,238      4,971,547
        Realized gain distribution from
           the Trusts ....................................    33,241,409     26,426,403     18,802,992
                                                             -----------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................    50,647,791     56,837,641     23,774,539
                                                             -----------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................    46,113,189     58,618,054     36,525,596
           End of period .................................    83,560,503     46,113,189     58,618,054
                                                             -----------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    37,447,314    (12,504,865)    22,092,458
                                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    88,095,105     44,332,776     45,866,997
                                                             -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $90,954,080    $50,330,536    $50,572,323
                                                             ===========    ===========    ===========

                                                                       EQUITY SERIES (CONTINUED):
                                                             ---------------------------------------
                                                                             ALLIANCE
                                                                           INTERNATIONAL
                                                                               FUND
                                                             ---------------------------------------
                                                                 1998          1997           1996
                                                             ----------    -----------    ----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  996,913    $ 1,386,732    $  575,524
    Expenses (Note 3):
        Mortality and expense risk charges ...............      289,066        297,278       164,149
                                                             ----------    -----------    ----------
NET INVESTMENT INCOME (LOSS) .............................      707,847      1,089,454       411,375
                                                             ----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............   (3,606,669)       (57,635)      (28,490)
        Realized gain distribution from
           the Trusts ....................................       10,663      2,325,403       737,771
                                                             ----------    -----------    ----------
NET REALIZED GAIN (LOSS) .................................   (3,596,006)     2,267,768       709,281
                                                             ----------    -----------    ----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................   (2,793,834)     1,857,793       667,906
           End of period .................................    5,502,451     (2,793,834)    1,857,793
                                                             ----------    -----------    ----------
    Change in unrealized appreciation
        (depreciation) during the period .................    8,296,285     (4,651,627)    1,189,887
                                                             ----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    4,700,279     (2,383,859)    1,899,168
                                                             ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $5,408,126    $(1,294,405)   $2,310,543
                                                             ==========    ============   ==========

                                                                            EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------------------
                                                                                              MORGAN STANLEY
                                                                  T. ROWE PRICE          EMERGING MARKETS EQUITY
                                                             INTERNATIONAL STOCK FUND             FUND
                                                             ------------------------   --------------------------
                                                                  1998        1997*          1998           1997**
                                                             ----------    ---------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  258,382    $   2,393    $    37,240    $    16,623
    Expenses (Note 3):
        Mortality and expense risk charges ...............      119,672       26,332         23,921          2,862
                                                             ----------    ---------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................      138,710      (23,939)        13,319         13,761
                                                             ----------    ---------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      354,551      (50,331)      (637,290)       (14,566)
        Realized gain distribution from
           the Trusts ....................................          268           --             --             --
                                                             ----------    ---------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................      354,819      (50,331)      (637,290)       (14,566)
                                                             ----------    ---------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................     (820,718)          --     (1,079,388)            --
           End of period .................................    1,603,083     (820,718)    (2,942,633)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    2,423,801     (820,718)    (1,863,245)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    2,778,620     (871,049)    (2,500,535)    (1,093,954)
                                                             ----------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $2,917,330    $(894,988)   $(2,487,216)   $(1,080,193)
                                                             ==========    =========    ===========    ===========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------------
                                                                              ALLIANCE                        WARBURG PINCUS SMALL
                                                                          AGGRESSIVE STOCK FUND               COMPANY VALUE FUND
                                                             -------------------------------------------   ------------------------
                                                                   1998          1997            1996           1998         1997*
                                                             ------------    -----------    ------------   -----------    ---------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  4,461,389    $ 1,311,613    $  1,661,263    $  171,716    $  21,651
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,581,296      5,299,127       4,086,388       168,543       44,889
                                                             ------------    -----------    ------------   -----------    ---------
NET INVESTMENT INCOME (LOSS) .............................     (1,119,907)    (3,987,514)     (2,425,125)        3,173      (23,238)
                                                             ------------    -----------    ------------   -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (39,688,312)    28,217,939      30,549,608      (142,969)      29,803
        Realized gain distribution from
           the Trusts ....................................     46,528,461     79,729,154     133,080,595            --      110,391
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED GAIN (LOSS) .................................      6,840,149    107,947,093     163,630,203      (142,969)     140,194
                                                             ------------    -----------    ------------   -----------    ---------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................     32,695,620     46,617,235      80,271,118      (228,709)          --
        End of period ....................................     26,715,214     32,695,620      46,617,235    (4,215,340)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
    Change in unrealized appreciation (depreciation)
        during the period ................................     (5,980,406)   (13,921,615)    (33,653,883)   (3,986,631)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        859,743     94,025,478     129,976,320    (4,129,600)     (88,515)
                                                             ------------    -----------    ------------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   (260,164)   $90,037,964    $127,551,195   $(4,126,427)   $(111,753)
                                                             ============    ===========    ============   ===========    =========

                                                                             EQUITY SERIES (CONCLUDED):
                                                             ---------------------------------------------------
                                                                   ALLIANCE SMALL CAP          MFS EMERGING
                                                                        GROWTH               GROWTH COMPANIES
                                                                         FUND                      FUND
                                                             -------------------------   -----------------------
                                                                 1998          1997*         1998         1997*
                                                             -----------     --------    -----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $     4,062    $   4,189    $       969    $ 24,358
    Expenses (Note 3):
        Mortality and expense risk charges ...............       215,285       41,540        157,484      18,835
                                                             -----------     --------    -----------    --------
NET INVESTMENT INCOME (LOSS) .............................      (211,223)     (37,351)      (156,515)      5,523
                                                             -----------     --------    -----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (7,585,521)    (609,208)     4,270,964     161,034
        Realized gain distribution from
           the Trusts ....................................            --      545,833             --     296,998
                                                             -----------     --------    -----------    --------
NET REALIZED GAIN (LOSS) .................................    (7,585,521)     (63,375)     4,270,964     458,032
                                                             -----------     --------    -----------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................       771,812           --        171,320          --
        End of period ....................................     8,780,955      771,812      6,996,177     171,320
                                                             -----------     --------    -----------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     8,009,143      771,812      6,824,857     171,320
                                                             -----------     --------    -----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................       423,622      708,437     11,095,821     629,352
                                                             -----------     --------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   212,399    $ 671,086    $10,939,306    $634,875
                                                             ===========    =========    ===========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    ASSET ALLOCATION SERIES:
                                                             ---------------------------------------------------------------
                                                                              ALLIANCE                           EQ/
                                                                        CONSERVATIVE INVESTORS             PUTNAM BALANCED
                                                                               FUND                             FUND
                                                             ---------------------------------------   ---------------------
                                                                 1998          1997          1996        1998         1997
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 7,360,794   $ 7,217,860   $ 7,737,745    $111,099    $ 46,468
    Expenses (Note 3):
        Mortality and expense risk charges ...............     1,136,634     1,066,078     1,046,858      18,744       2,741
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     6,224,160     6,151,782     6,690,887      92,355      43,727
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     1,432,988       818,458      (752,434)    348,952         561
        Realized gain distribution from
           the Trusts ....................................    10,768,916     5,486,742     4,429,977      71,044      31,119
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    12,201,904     6,305,200     3,677,543     419,996      31,680
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    16,228,145     7,700,135    10,362,120     270,232          --
        End of period ....................................    21,507,963    16,228,145     7,700,135     259,882     270,232
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     5,279,818     8,528,010    (2,661,985)    (10,350)    270,232
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    17,481,722    14,833,210     1,015,558     409,646     301,912
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $23,705,882   $20,984,992   $ 7,706,445    $502,001    $345,639
                                                             ===========   ===========   ===========    ========    ========

                                                                       ASSET ALLOCATION SERIES:
                                                             ------------------------------------------
                                                                               ALLIANCE
                                                                           GROWTH INVESTORS
                                                                                FUND
                                                             ------------------------------------------
                                                                  1998          1997           1996
                                                             ------------   ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 18,252,039   $ 19,280,574   $ 15,504,412
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,194,905      4,570,289      3,746,683
                                                             ------------   ------------   ------------
NET INVESTMENT INCOME ....................................     13,057,134     14,710,285     11,757,729
                                                             ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      7,745,162     10,531,767      1,799,247
        Realized gain distribution from
           the Trusts ....................................     78,060,201     42,780,443     73,474,967
                                                             ------------   ------------   ------------
NET REALIZED GAIN (LOSS) .................................     85,805,363     53,312,210     75,274,214
                                                             ------------   ------------   ------------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    115,056,641     67,150,693     81,785,873
        End of period ....................................    167,705,600    115,056,641     67,150,693
                                                             ------------   ------------   ------------
    Change in unrealized appreciation (depreciation)
        during the period ................................     52,648,959     47,905,948    (14,635,180)
                                                             ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    138,454,322    101,218,158     60,639,034
                                                             ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $151,511,456   $115,928,443   $ 72,396,763
                                                             ============   ============   ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------
                                                                                                          MERRILL LYNCH WORLD
                                                                     ALLIANCE BALANCED FUND                 STRATEGY   FUND
                                                             ---------------------------------------    --------------------
                                                                 1998         1997         1996          1998        1997*
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $12,467,646   $13,756,520   $13,094,730    $ 36,750    $ 17,124
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,765,767     2,544,300     2,490,188      12,469       2,678
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     9,701,879    11,212,220    10,604,542      24,281      14,446
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     2,733,445     5,910,524      (873,535)     19,432      (3,626)
        Realized gain distribution from
           the Trusts ....................................    41,525,872    21,117,088    34,113,772          --      38,995
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    44,259,317    27,027,612    33,240,237      19,432      35,369
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    60,878,286    42,382,824    43,097,187     (37,926)         --
        End of period ....................................    81,344,863    60,878,286    42,382,824     187,734     (37,926)
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................    20,466,577    18,495,462      (714,363)    225,660     (37,926)
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    64,725,894    45,523,074    32,525,874     245,092      (2,557)
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $74,427,773   $56,735,294   $43,130,416    $269,373    $ 11,889
                                                             ===========   ===========   ===========    ========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS:
FOR THE YEARS ENDED DECEMBER 31,

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                            ALLIANCE MONEY
                                                             MARKET FUND
                                            -----------------------------------------------
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $   9,515,464    $   8,653,507    $  8,101,644
    Net realized gain (loss) ............        (153,564)        (500,365)       (110,954)
    Change in unrealized appreciation
        (depreciation) on investments ...         732,101          780,326         (65,953)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from operations .................      10,094,001        8,933,468       7,924,737
                                            -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     229,608,273      234,059,930     101,890,108
    Benefits and other policy-related
        transactions (Note 3) ...........     (41,370,215)     (40,687,124)    (38,404,209)
    Net transfers among funds and
        guaranteed interest account .....    (128,607,686)    (259,049,840)    (36,607,946)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      59,630,372      (65,677,034)     26,877,953
                                            -------------    -------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........        (128,382)         (49,726)        (63,127)
                                            -------------    -------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      69,595,991      (56,793,292)     34,739,563
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     185,079,802      241,873,094     207,133,531
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $ 254,675,793    $ 185,079,802    $241,873,094
                                            =============    =============    =============

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                            SECURITIES FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $ 3,127,402       $ 2,632,191    $ 2,122,460
    Net realized gain (loss) ............        60,260           (95,509)      (490,315)
    Change in unrealized appreciation
        (depreciation) on investments ...     1,523,009         1,009,532       (287,001)
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from operations .................     4,710,671         3,546,214      1,345,144
                                            -----------       -----------     ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    11,828,290         8,749,531     10,397,104
    Benefits and other policy-related
        transactions (Note 3) ...........    (9,081,050)       (5,971,751)    (7,387,385)
    Net transfers among funds and
        guaranteed interest account .....     9,141,659         7,704,724      2,645,675
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    11,888,899        10,482,504      5,655,394
                                            -----------       -----------     ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........     (44,024)            (38,337)       (22,170)
                                            ----------         ----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,555,546        13,990,381      6,978,368
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    58,117,793        44,127,412     37,149,044
                                            -----------       -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $74,673,339       $58,117,793    $44,127,412
                                            =============     ===========    ===========

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                             ALLIANCE QUALITY
                                                                BOND FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............    $ 9,211,102      $ 8,024,671     $   8,103,671
    Net realized gain (loss) ............      4,631,844         (504,580)       (1,130,915)
    Change in unrealized appreciation
        (depreciation) on investments ...        971,979        4,357,540           143,854
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from operations .................     14,814,925       11,877,631         7,116,610
                                             -----------      -----------      ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     14,952,560        8,423,097         5,753,712
    Benefits and other policy-related
        transactions (Note 3) ...........     (5,388,113)      (3,002,993)      (32,021,058)
    Net transfers among funds and
        guaranteed interest account .....     49,220,715       12,678,032         6,117,471
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     58,785,162       18,098,136       (20,149,875)
                                             -----------      -----------      ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (55,324)         (49,594)        (39,868)
                                            -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      73,544,763       29,926,173     (13,073,133)
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     155,140,486      125,214,313     138,287,446
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $228,685,249     $155,140,486    $125,214,313
                                             ============     ============    ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                     FIXED INCOME SERIES (CONCLUDED):             EQUITY SERIES:
                                            --------------------------------------------   ------------------------------
                                                               ALLIANCE                           T. ROWE PRICE
                                                              HIGH YIELD                          EQUITY INCOME
                                                                 FUND                                 FUND
                                            --------------------------------------------    --------------------------
                                               1998            1997            1996             1998          1997*
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 17,442,641    $ 12,128,952    $  8,177,610    $   549,152    $   115,907
    Net realized gain (loss) ............      1,052,131       7,302,187       7,058,612      1,272,326        110,474
    Change in unrealized appreciation
        (depreciation) on investments ...    (29,521,690)      2,958,012       1,840,843        512,068      1,073,548
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................    (11,026,918)     22,389,151      17,077,065      2,333,546      1,299,929
                                            ------------    ------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     36,502,728      26,933,221      19,454,716     11,367,975      2,540,460
    Benefits and other policy-
        related transactions (Note 3) ...    (20,288,710)    (14,530,462)    (16,165,764)    (4,190,748)      (351,660)
    Net transfers among funds and
        guaranteed interest account .....      2,677,159      26,385,799       9,301,980     16,615,531     14,259,773
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     18,891,177      38,788,558      12,590,932     23,792,758     16,448,573
                                            ------------    ------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (6,237)       (189,179)       (209,120)       (25,615)      (285,438)
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      7,858,022      60,988,530      29,458,877     26,100,689     17,463,064
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    162,378,369     101,389,839      71,930,962     17,463,064             --
                                            ------------    ------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $170,236,391    $162,378,369    $101,389,839    $43,563,753    $17,463,064
                                            ============    ============    ============    ===========    ===========

                                                                       EQUITY SERIES:
                                            -----------------------------------------------------------------------
                                                     EQ/PUTNAM                            ALLIANCE
                                                  GROWTH & INCOME                     GROWTH & INCOME
                                                     VALUE FUND                             FUND
                                            -------------------------    ------------------------------------------
                                               1998          1997*          1998            1997           1996
                                            -----------    ----------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    87,004    $   23,618    $   (253,359)   $   277,338    $   370,025
    Net realized gain (loss) ............       339,445        28,304      19,436,864      5,536,668      1,948,613
    Change in unrealized appreciation
        (depreciation) on investments ...       891,041       269,561       3,218,908      7,947,265      2,950,992
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................     1,317,490       321,483      22,402,413     13,761,271      5,269,630
                                            -----------    ----------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     5,099,897     1,149,748      30,251,270     17,923,903     11,382,745
    Benefits and other policy-
        related transactions (Note 3) ...    (1,485,166)     (154,351)    (12,461,722)    (6,498,823)    (2,909,569)
    Net transfers among funds and
        guaranteed interest account .....     6,086,532     4,539,465      23,343,531     25,301,886      5,211,758
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     9,701,263     5,534,862      41,133,079     36,726,966     13,684,934
                                            -----------    ----------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (46,809)     (191,983)       (206,574)      (107,895)      (106,424)
                                            -----------    ----------    ------------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    10,971,944     5,664,362      63,328,918     50,380,342     18,848,140
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     5,664,362            --      87,846,795     37,466,453     18,618,313
                                            -----------    ----------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $16,636,306    $5,664,362    $151,175,713    $87,846,795    $37,466,453
                                            ===========    ==========    ============    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQUITY SERIES (CONTINUED):
                                            ------------------------------------------------------------------------
                                                              ALLIANCE
                                                             EQUITY INDEX                  MERRILL LYNCH BASIC VALUE
                                                                FUND                              EQUITY FUND
                                            -------------------------------------------    --------------------------
                                                1998            1997           1996            1998          1997*
                                            ------------    ------------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,095,841    $  1,632,603    $  1,145,887   $   126,014    $   26,461
    Net realized gain (loss) ............      5,588,532         435,940      11,903,017       874,115        40,394
    Change in unrealized appreciation
        (depreciation) on investments ...     73,609,890      41,607,202       8,996,459      (226,962)      135,003
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from operations .................     81,294,263      43,675,745      22,045,363       773,167       201,858
                                            ------------    ------------     -----------   -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     82,390,480      53,262,239      33,692,683     6,388,355     1,097,822
    Benefits and other policy-
        related transactions (Note 3) ...    (34,756,406)    (18,975,147)    (56,493,042)   (1,430,414)     (135,034)
    Net transfers among funds and
        guaranteed interest account .....     74,806,928      67,867,827      23,434,912     8,794,685     4,661,128
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    122,441,002     102,154,919         634,553    13,752,626     5,623,916
                                            ------------    ------------     -----------   -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (229,250)       (136,089)        (66,020)      (62,140)     (204,337)
                                            ------------    ------------     -----------   -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    203,506,015     145,694,575      22,613,896    14,463,653     5,621,437
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    239,932,086      94,237,511      71,623,615     5,621,437            --
                                            ------------    ------------     -----------   -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $443,438,101    $239,932,086    $ 94,237,511   $20,085,090    $5,621,437
                                            ============    ============    ============   ===========    ==========

                                                                         EQUITY SERIES (CONTINUED):
                                            -------------------------------------------------------------------------------
                                                                   ALLIANCE                                  MFS
                                                                 COMMON STOCK                             RESEARCH
                                                                     FUND                                   FUND
                                            --------------------------------------------------    -------------------------
                                                 1998                1997             1996            1998           1997*
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    1,338,974    $     (767,599)   $    3,505,756    $   (14,907)   $    7,315
    Net realized gain (loss) ............      522,943,560       218,655,522       187,552,444        494,412        88,145
    Change in unrealized appreciation
        (depreciation) on investments ...      122,078,195       272,798,112       112,608,618      3,063,681       249,382
                                            --------------    --------------    --------------    -----------    ----------
    Net increase (decrease) in net assets
        from operations .................      646,360,729       490,686,035       303,666,818      3,543,186       344,842
                                            --------------    --------------    --------------    -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............      322,874,015       282,279,826       271,193,481      6,795,257     1,177,137
    Benefits and other policy-
        related transactions (Note 3) ...     (250,079,870)     (199,662,183)     (154,302,728)    (1,705,211)     (162,042)
    Net transfers among funds and
        guaranteed interest account .....       24,136,275        56,849,823         4,064,266     12,108,388     6,389,251
                                            --------------    --------------    --------------    -----------    ----------

    Net increase (decrease) in net assets
        from policy-related
        transactions.....................       96,930,420       139,467,466       120,955,019     17,198,434     7,404,346
                                            --------------    --------------    --------------    -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (1,609,215)          (86,740)         (429,232)      (208,262)     (321,159)
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      741,681,934       630,066,761       424,192,605     20,533,358     7,428,029
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    2,200,844,640     1,570,777,879     1,146,585,274      7,428,029            --
                                            --------------    --------------    --------------    -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $2,942,526,574    $2,200,844,640    $1,570,777,879    $27,961,387    $7,428,029
                                            ==============    ==============    ==============    ===========    ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------------------------------
                                                                 ALLIANCE                                    ALLIANCE
                                                                 GLOBAL                                   INTERNATIONAL
                                                                  FUND                                        FUND
                                            --------------------------------------------    ---------------------------------------
                                                 1998            1997            1996            1998         1997         1996
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,858,975    $  5,997,760    $  4,705,326    $   707,847   $ 1,089,454   $   411,375
    Net realized gain (loss) ............     50,647,791      56,837,641      23,774,539     (3,596,006)    2,267,768       709,281
    Change in unrealized appreciation
        (depreciation) on investments ...     37,447,314     (12,504,865)     22,092,458      8,296,285    (4,651,627)    1,189,887
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from operations .................     90,954,080      50,330,536      50,572,323      5,408,126    (1,294,405)    2,310,543
                                            ------------    ------------    ------------    -----------   -----------   -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     78,722,218      85,714,413      96,457,308     13,567,993    14,198,839    12,055,154
    Benefits and other policy-
        related transactions (Note 3) ...    (52,796,664)    (48,793,564)    (43,292,191)    (5,406,284)   (4,716,765)   (2,295,079)
    Net transfers among funds and
        guaranteed interest account .....    (21,919,102)    (89,131,113)     (4,363,741)    (4,357,456)   (3,886,303)   17,095,516
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      4,006,452     (52,210,264)     48,801,376      3,804,253     5,595,771    26,855,591
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (475,143)       (147,270)        (93,415)       (39,453)      (27,091)      (21,865)
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     94,485,389      (2,026,998)     99,280,284      9,172,926     4,274,275    29,144,269
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    430,750,306     432,777,304     333,497,020     45,850,482    41,576,207    12,431,938
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $525,235,695    $430,750,306    $432,777,304    $55,023,408   $45,850,482   $41,576,207
                                            ============    ============    ============    ===========   ===========   ===========

                                                                EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------
                                                                                      MORGAN STANLEY
                                                      T. ROWE PRICE               EMERGING MARKETS EQUITY
                                                 INTERNATIONAL STOCK FUND                  FUND
                                            ------------------------------    ------------------------------
                                                 1998              1997*            1998           1997**
                                            -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $   138,710       $   (23,939)     $   13,319      $   13,761
    Net realized gain (loss) ............       354,819           (50,331)       (637,290)        (14,566)
    Change in unrealized appreciation
        (depreciation) on investments ...     2,423,801          (820,718)     (1,863,245)     (1,079,388)
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from operations .................     2,917,330          (894,988)     (2,487,216)     (1,080,193)
                                            -----------       -----------      ----------      ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     7,881,587         2,268,440       2,442,975         323,739
    Benefits and other policy-
        related transactions (Note 3) ...    (2,527,577)         (295,221)       (488,932)         (7,501)
    Net transfers among funds and
        guaranteed interest account .....     8,401,386        12,953,165       4,158,460       2,483,527
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    13,755,396        14,926,384       6,112,503       2,799,765
                                            -----------       -----------      ----------      ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (156,349)           60,283         861,681         807,804
                                            -----------       -----------      ----------      ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,516,377        14,091,679       4,486,968       2,527,376
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    14,091,679                --       2,527,376              --
                                            -----------       -----------      ----------      ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $30,608,056       $14,091,679      $7,014,344      $2,527,376
                                            ===========       ===========      ==========      ==========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
+  Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQUITY SERIES (CONCLUDED):
                                            ----------------------------------------------------------------------------
                                                                ALLIANCE
                                                             AGGRESSIVE STOCK                   WARBURG PINCUS SMALL
                                                                 FUND                            COMPANY VALUE FUND
                                            ----------------------------------------------    --------------------------
                                                1998             1997             1996           1998           1997*
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (1,119,907)   $  (3,987,514)   $ (2,425,125)   $     3,173    $   (23,238)
    Net realized gain (loss) ............       6,840,149      107,947,093     163,630,203       (142,969)       140,194
    Change in unrealized appreciation
        (depreciation) on investments ...      (5,980,406)     (13,921,615)    (33,653,883)    (3,986,631)      (228,709)
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................        (260,164)      90,037,964     127,551,195     (4,126,427)      (111,753)
                                            -------------    -------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     172,792,283      179,662,167     167,830,465     13,378,658      4,397,634
    Benefits and other policy-
        related transactions (Note 3) ...    (115,442,947)    (107,529,554)    (85,246,883)    (4,042,103)      (608,891)
    Net transfers among funds and
        guaranteed interest account .....     (43,660,488)       1,712,877      28,481,572      7,112,707     20,737,304
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      13,688,848       73,845,490     111,065,154     16,449,262     24,526,047
                                            -------------    -------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         308,967         (442,155)       (205,349)        31,073       (114,120)
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      13,737,651      163,441,299     238,411,000     12,353,908     24,300,174
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     957,040,430      793,599,131     555,188,131     24,300,174             --
                                            -------------    -------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $970,778,081     $957,040,430    $793,599,131    $36,654,082    $24,300,174
                                             ============     ============    ============    ===========    ===========

                                                          EQUITY SERIES (CONCLUDED):
                                            --------------------------------------------------------
                                             ALLIANCE SMALL CAP GROWTH       MFS EMERGING GROWTH
                                                        FUND                    COMPANIES FUND
                                            --------------------------    --------------------------
                                                1998           1997*         1998            1997*
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (211,223)   $   (37,351)   $  (156,515)   $     5,523
    Net realized gain (loss) ............    (7,585,521)       (63,375)     4,270,964        458,032
    Change in unrealized appreciation
        (depreciation) on investments ...     8,009,143        771,812      6,824,857        171,320
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................       212,399        671,086     10,939,306        634,875
                                            -----------    -----------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    14,863,783      2,947,848     11,533,783      1,598,358
    Benefits and other policy-
        related transactions (Note 3) ...    (3,897,615)      (599,875)    (2,705,605)      (294,924)
    Net transfers among funds and
        guaranteed interest account .....    15,043,596     19,670,856     25,975,152      8,886,415
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    26,009,764     22,018,829     34,803,330     10,189,849
                                            -----------    -----------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (116,777)      (324,052)      (153,261)      (449,170)
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    26,105,386     22,365,863     45,589,375     10,375,554
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    22,365,863             --     10,375,554             --
                                            -----------    -----------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $48,471,249    $22,365,863    $55,964,929    $10,375,554
                                            ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                    ASSET ALLOCATION SERIES:
                                            ------------------------------------------------------------------------
                                                               ALLIANCE                           EQ/PUTNAM
                                                         CONSERVATIVE INVESTORS                    BALANCED
                                                                 FUND                               FUND
                                            --------------------------------------------    ------------------------
                                                1998             1997           1996           1998           1997*
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  6,224,160    $  6,151,782    $  6,690,887    $   92,355    $   43,727
    Net realized gain (loss) ............     12,201,904       6,305,200       3,677,543       419,996        31,680
    Change in unrealized appreciation
        (depreciation) on investments ...      5,279,818       8,528,010      (2,661,985)      (10,350)      270,232
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from operations .................     23,705,882      20,984,992       7,706,445       502,001       345,639
                                            ------------    ------------    ------------    ----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     26,438,125      30,425,833      38,133,118     1,733,126       213,829
    Benefits and other policy-related
        transactions (Note 3) ...........    (23,690,706)    (24,998,155)    (25,456,269)     (429,944)      (60,092)
    Net transfers among funds and
        guaranteed interest account .....     (6,267,736)    (18,978,233)    (18,095,700)    2,537,998     1,458,185
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     (3,520,317)    (13,550,555)     (5,418,851)    3,841,180     1,611,922
                                            ------------    ------------    ------------    ----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (109,508)       (113,620)        (36,213)     (122,431)     (289,774)
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     20,076,057       7,320,817       2,251,381     4,220,750     1,667,787
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    181,659,297     174,338,480     172,087,099     1,667,787            --
                                            ------------    ------------    ------------    ----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $201,735,354    $181,659,297    $174,338,480    $5,888,537    $1,667,787
                                            ============    ============    ============    ==========    ==========

                                                       ASSET ALLOCATION SERIES:
                                            --------------------------------------------
                                                             ALLIANCE
                                                         GROWTH INVESTORS
                                                               FUND
                                            --------------------------------------------
                                                 1998          1997             1996
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 13,057,134    $ 14,710,285    $ 11,757,729
    Net realized gain (loss) ............     85,805,363      53,312,210      75,274,214
    Change in unrealized appreciation
        (depreciation) on investments ...     52,648,959      47,905,948     (14,635,180)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from operations .................    151,511,456     115,928,443      72,396,763
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    128,264,748     139,280,509     159,654,177
    Benefits and other policy-related
        transactions (Note 3) ...........    (99,015,298)    (95,656,635)    (81,943,749)
    Net transfers among funds and
        guaranteed interest account .....    (25,554,600)    (35,207,298)     (7,652,116)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      3,694,850       8,416,576      70,058,312
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (477,628)         79,090         (93,120)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    154,728,678     124,424,109     142,361,955
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    822,663,730     698,239,621     555,877,666
                                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $977,392,408    $822,663,730    $698,239,621
                                            ============    ============    ============

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     ASSET ALLOCATION SERIES (CONCLUDED):
                                              ---------------------------------------------------------------------------------
                                                                  ALLIANCE                               MERRILL LYNCH
                                                                  BALANCED                               WORLD STRATEGY
                                                                   FUND                                      FUND
                                              -----------------------------------------------    ------------------------------
                                                  1998             1997            1996              1998              1997*
                                              -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income .................   $  9,701,879     $ 11,212,220     $ 10,604,542     $   24,281       $   14,446
    Net realized gain (loss) ..............     44,259,317       27,027,612       33,240,237         19,432           35,369
    Change in unrealized appreciation
        (depreciation) on investments .....     20,466,577       18,495,462         (714,363)       225,660          (37,926)
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from operations ...................     74,427,773       56,735,294       43,130,416        269,373           11,889
                                              ------------     ------------     ------------     ----------       ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) .................     46,234,769       48,722,966       60,530,048      1,050,984          334,133
    Benefits and other policy-related
        transactions (Note 3) .............    (48,368,610)     (48,611,396)     (50,274,632)      (294,100)         (41,646)
    Net transfers among funds and
        guaranteed interest account .......     (4,765,223)     (55,377,177)     (22,122,080)     1,271,852        1,374,499
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from policy related-transactions ..     (6,899,064)     (55,265,607)     (11,866,664)     2,028,736        1,666,986
                                              ------------     ------------     ------------     ----------       ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .......       (304,161)          (4,006)        (134,906)      (119,245)         (94,148)
                                              ------------     ------------     ------------     ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ..........     67,224,548        1,465,681       31,128,846      2,178,864        1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    BEGINNING OF PERIOD ...................    431,159,736      429,694,055      398,565,209      1,584,727               --
                                              ------------     ------------     ------------     ----------       ----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    END OF PERIOD .........................   $498,384,284     $431,159,736     $429,694,055     $3,763,591       $1,584,727
                                              ============     ============     ============     ==========       ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust.

     Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

     EQFC and EDI earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account supports the operations of Incentive Life, Incentive Life
     2000, Incentive Life Plus(SM), IL Protector(SM) and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

     Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

     Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
     (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
     years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

     The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.   Asset Charges

     Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:

                          MORTALITY AND
                            EXPENSE       MORTALITY   ADMINISTRATIVE   TOTAL
                          -------------   ---------   --------------   -----

   Incentive Life,
   Incentive Life 2000,
   Incentive Life Plus,
     Second Series,
   Champion 2000 (a)           .60%                                     .60%
   IL Plus Original
   Series, IL COLI (b)         .85%                                     .85%
   Survivorship 2000 (a)       .90%                                     .90%
   IL Protector (a)            .80%                                     .80%
   SP Flex (a)                 .85%           .60%         .35%        1.80%
   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.

     Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

     The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

     Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Amounts Retained by Equitable Life in Separate Account FP

     The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
     (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

     Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

     The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                    YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------
          INVESTMENT FUND                                     1998            1997            1996
          ---------------                                     ----            ----            ----
          Fixed Income Series:
             Alliance Money Market                         $  (1,591,380)            --            --
             Alliance Intermediate Government Securities        (685,662)            --            --
             Alliance Quality Bond                            (1,509,018)            --     $(125,000)
             Alliance High Yield                              (1,839,368)            --            --
          Equity Series:
             T. Rowe Price Equity Income                      (1,667,503)    $1,300,000            --
             EQ/Putnam Growth & Income Value                  (1,391,562)     1,200,000            --
             Alliance Growth & Income                         (1,285,852)            --       (75,000)
             Alliance Equity Index                            (2,293,340)            --            --
             Merrill Lynch Basic Value Equity                 (1,459,281)     1,200,000            --
             Alliance Common Stock                           (17,381,053)            --      (185,000)
             MFS Research                                     (2,558,541)     2,000,000            --
             Alliance Global                                  (3,632,595)            --            --
             Alliance International                             (398,118)            --            --
             T. Rowe Price International Stock                (4,170,518)     4,000,000            --
             Morgan Stanley Emerging Markets Equity              (21,425)     4,000,000            --
             Alliance Aggressive Stock                        (6,122,856)            --      (125,000)
             Warburg Pincus Small Company Value                 (790,600)       600,000            --
             Alliance Small Cap Growth                        (1,675,446)     1,200,000            --
             MFS Emerging Growth Companies                    (2,732,997)     2,000,000            --
          Asset Allocation Series:
             Alliance Conservative Investors                  (1,502,507)            --       (80,000)
             EQ/Putnam Balanced                               (2,310,799)     2,000,000            --
             Alliance Growth Investors                        (5,613,223)            --      (175,000)
             Alliance Balanced                                (3,367,411)            --       (90,000)
             Merrill Lynch World Strategy                       (861,511)     2,000,000            --

5.   Distribution and Servicing Agreements

     Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.   Investment Returns

     The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

     The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

FIXED INCOME SERIES:

                                                                          YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND           1998      1997      1996      1995     1994      1993      1992      1991      1990     1989
--------------------------           ----      ----      ----      ----     ----      ----      ----      ----      ----     ----
Gross return ...................     5.34%     5.42%     5.33%     5.74%     4.02%     3.00%     3.56%     6.18%     8.24%   9.18%
Net return .....................     4.71%     4.79%     4.70%     5.11%     3.39%     2.35%     2.94%     5.55%     7.59%   8.53%

                                                                                                                      APRIL 1(a) TO
                                                                          YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                                                    ----------------------------------------------------------------  -------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND    1998       1997       1996       1995     1994     1993    1992        1991
------------------------------------------------    ----       ----       ----       ----     ----     ----    ----        ----
Gross return ...................................    7.74%      7.29%      3.78%     13.33%   (4.37)%  10.58%   5.60%      12.26%
Net return .....................................    7.10%      6.65%      3.15%     12.65%   (4.95)%   9.88%   4.96%      11.60%

                                                                                                   OCTOBER 1(a) TO
                                                             YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                   ----------------------------------------        ---------------
ALLIANCE QUALITY BOND FUND                          1998    1997    1996     1995    1994              1993
--------------------------                          ----    ----    ----     ----    ----              ----
Gross return ..............................         8.69%   9.14%   5.36%   17.02%  (5.10)%           (0.51)%
Net return ................................         8.03%   8.49%   4.73%   16.32%  (5.67)%           (0.66)%

                                                                         YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND              1998      1997     1996     1995    1994      1993     1992     1991    1990     1989
------------------------              ----      ----     ----     ----    ----      ----     ----     ----    ----     ----
Gross return .....................   (5.15)%   18.47%   22.89%   19.92%  (2.79)%   23.15%   12.31%   24.46%  (1.12)%   5.13%
Net return .......................   (5.72)%   17.76%   22.14%   19.20%  (3.37)%   22.41%   11.64%   23.72%  (1.71)%   4.50%

EQUITY SERIES:

                                                     YEAR ENDED     MAY 1(a) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                    ------------    ------------
T. ROWE PRICE EQUITY INCOME FUND                        1998            1997
--------------------------------                        ----            ----
Gross return ...................................        9.11%          22.11%
Net return .....................................        8.42%          21.64%

                                                     YEAR ENDED     MAY 1(a) TO
                                                     DECEMBER 31,   DECEMBER 31,
                                                     ------------   ------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                    1998           1997
------------------------------------                    ----           ----
Gross return .....................................     12.75%         16.23%
Net return .......................................     12.14%         15.75%

                                                                                                OCTOBER 1(a) TO
                                                YEARS ENDED DECEMBER 31,                         DECEMBER 31,
                                        -------------------------------------------------        ------------
ALLIANCE GROWTH & INCOME FUND            1998       1997       1996       1995       1994           1993
-----------------------------            ----       ----       ----       ----       ----           ----
Gross return ......................     20.86%     26.90%     20.09%     24.07%     (0.58)%        (0.25)%
Net return ........................     20.14%     25.99%     19.36%     23.33%     (1.17)%        (0.41)%

                                                                                      SEPTEMBER 30(a)
                                               YEARS ENDED DECEMBER 31,               TO DECEMBER 31,
                                        ----------------------------------------      ---------------
ALLIANCE EQUITY INDEX FUND               1998       1997       1996       1995            1994
--------------------------              -------    -------    -------    -------         -------
Gross return ......................     28.07%     32.58%     22.39%     36.48%           1.08%
Net return ........................     27.30%     31.77%     21.65%     35.66%           0.58%

----------

* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONTINUED):

                                                  YEAR ENDED       MAY 1(a) TO
                                                 DECEMBER 31,      DECEMBER 31,
                                                 ------------      ------------

MERRILL LYNCH BASIC VALUE EQUITY FUND                1998              1997
-------------------------------------                ----              ----
Gross return..................................       11.59%            16.99%
Net return....................................       10.91%            16.55%

                                                                    YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND          1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
-------------------------           ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  29.39%    29.40%   24.28%   32.45%   (2.14)%  24.84%    3.22%    37.88%   (8.12)%  25.59%
Net return.......................  28.61%    28.44%   23.53%   31.66%   (2.73)%  24.08%    2.60%    37.06%   (8.67)%  24.84%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
MFS RESEARCH FUND                                    1998                  1997
-----------------                                    ----                  ----
Gross return..................................       24.11%                16.07%
Net return....................................       23.36%                15.59%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND                1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
--------------------                ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  21.80%    11.66%   14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return.......................  21.07%    10.88%   13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%

                                                                                    APRIL 3(a) TO
                                            YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                  --------------------------------------------    ----------------
ALLIANCE INTERNATIONAL FUND            1998            1997          1996               1995
---------------------------            ----            ----          ----              ------
Gross return.....................     10.57%          (2.98)%        9.82%             11.29%
Gross return.....................      9.90%          (3.63)%        9.15%             10.79%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND               1998                  1997
--------------------------------------               ----                  ----
Gross return..................................       13.68%              (1.49)%
Net return....................................       13.01%              (1.90)%

                                                  YEAR ENDED          AUGUST 20(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND          1998                  1997
-------------------------------------------          ----                  ----
Gross return..................................      (27.10)%              (20.16)%
Net return....................................      (27.46)%              (20.37)%

                                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND      1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
------------------------------      ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................   0.29%    10.94%   22.20%   31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return.......................  (0.31)%   10.14%   21.46%   30.85%   (4.39)%  16.05%   (3.74)%   85.75%    7.51%   42.64%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     --------------
WARBURG PINCUS SMALL COMPANY VALUE FUND              1998                  1997
---------------------------------------              ----                  ----
Gross return..................................      (10.02)%               19.15%
Net return....................................      (10.55)%               18.65%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONCLUDED):

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
ALLIANCE SMALL CAP GROWTH FUND                       1998                  1997
------------------------------                       ----                  ----
Gross return..................................       (4.28)%               26.74%
Net return....................................       (4.85)%               26.18%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MFS EMERGING GROWTH COMPANIES FUND                   1998                  1997
----------------------------------                   ----                  ----
Gross return..................................       34.57%                22.42%
Net return....................................       33.71%                21.95%

ASSET ALLOCATION SERIES:

                                                                                                         OCTOBER 2(a)
                                                                                                             TO
ALLIANCE CONSERVATIVE                              YEARS ENDED DECEMBER 31,                              DECEMBER 31,
----------------------  ----------------------------------------------------------------------------     ------------
INVESTORS FUND           1998     1997     1996    1995     1994     1993     1992     1991     1990         1989
--------------           ----     ----     ----    ----     ----     ----     ----     ----     ----         ----
Gross return.........   13.88%   13.25%   5.21%   20.40%   (4.10)%  10.76%    5.72%   19.87%    6.37%        3.09%
Net return...........   13.20%   12.55%   4.57%   19.68%   (4.67)%  10.15%    5.09%   19.16%    5.73%        2.94%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               ------------------    ------------------
EQ/PUTNAM BALANCED FUND                              1998                   1997
-----------------------                              ----                   ----
Gross return..................................       11.92%                 14.38%
Net return....................................       11.14%                 14.02%

                                                                                                                    OCTOBER 2(a)
                                                                                                                         TO
                                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                  -----------------------------------------------------------------------------   -----------------
ALLIANCE GROWTH INVESTORS FUND    1998     1997     1996     1995     1994     1993     1992     1991     1990         1989
------------------------------    ----     ----     ----     ----     ----     ----     ----     ----     ----         ----
Gross return................     19.13%   16.87%   12.61%   26.37%   (3.15)%  15.26%    4.90%   48.89%   10.66%       3.98%
Net return..................     18.41%   16.07%   11.93%   25.62%   (3.73)%  14.58%    4.27%   48.01%   10.00%       3.82%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND              1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
----------------------              ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  18.11%    15.06%   11.68%   19.75%   (8.02)%  12.28%   (2.84)%   41.26%    0.24 %  25.83%
Net return.......................  17.40%    14.30%   11.00%   19.03%   (8.57)%  11.64%   (3.42)%   40.42%   (0.36)%  25.08%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MERRILL LYNCH WORLD STRATEGY FUND                    1998                  1997
---------------------------------                    ----                  ----
Gross return..................................      6.81%                 4.70%
Net return....................................      6.18%                 4.29%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

FIXED INCOME SERIES:

                                                                                                             AUGUST 17(a)
                                                                                                                  TO
                                                                    YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE MONEY MARKET FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................    5.34%    5.42%    5.33%    5.74%     4.02%    3.00%         1.11%
Net return.....................................    4.39%    4.47%    4.38%    4.80%     3.08%    2.04%         0.77%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND   1998     1997     1996      1995     1994     1993          1992
------------------------------------------------   ----     ----     ----      ----     ----     ----          ----
Gross return...................................    7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%         0.90%
Net return.....................................    6.78%    6.33%    2.84%    12.31%   (5.23)%   9.55%         0.56%

                                                                                                  OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 -----------------------------------------------  -----------------
ALLIANCE QUALITY BOND FUND                         1998     1997     1996      1995     1994            1993
--------------------------                         ----     ----     ----      ----     ----            ----
Gross return...................................    8.69%    9.14%    5.36%    17.02%   (5.10)%        (0.51)%
Net return.....................................    7.71%    8.16%    4.41%    15.97%   (5.95)%        (0.73)%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                       YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE HIGH YIELD FUND                           1998     1997     1996      1995     1994     1993          1992
-------------------------                          ----     ----     ----      ----     ----     ----          ----
Gross return...................................   (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%         1.84%
Net return.....................................   (6.00)%  17.40%   21.77%    18.84%   (3.66)%  22.04%         1.50%

EQUITY SERIES:

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,         DECEMBER 31,
                                                 -----------------     --------------
T. ROWE PRICE EQUITY INCOME FUND                       1998                 1997
--------------------------------                       ----                 ----
Gross return...................................       9.11%                22.11%
Net return.....................................       8.09%                21.40%

                                                   YEAR ENDED           MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------     ---------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                   1998                 1997
------------------------------------                   ----                 ----
Gross return...................................       12.75%               16.23%
Net return.....................................       11.81%               15.52%



                                                                                                   OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 ------------------------------------------------  ----------------
ALLIANCE GROWTH & INCOME FUND                       1998     1997     1996     1995     1994            1993
-----------------------------                       ----     ----     ----     ----     ----            ----
Gross return...................................    20.86%   26.90%   20.09%   24.07%   (0.58)%        (0.25)%
Net return.....................................    19.78%   25.61%   19.00%   22.96%   (1.47)%        (0.48)%

                                                                                          MARCH 1(a) TO
                                                       YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                 --------------------------------------  -----------------
ALLIANCE EQUITY INDEX FUND                         1998      1997     1996     1995            1994
--------------------------                         ----      ----     ----     ----            ----
Gross return...................................     28.07%  32.58%   22.39%   36.48%          1.08%
Net return.....................................     26.92%  31.38%   21.28%   35.26%          0.33%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONTINUED):

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MERRILL LYNCH BASIC VALUE EQUITY FUND                  1998                  1997
-------------------------------------                  ----                  ----
Gross return...................................        11.59%                16.99%
Net return.....................................        10.58%                16.32%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                 YEARS ENDED DECEMBER 31,                   DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE COMMON STOCK FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................   29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%         5.28%
Net return.....................................   28.22%   28.06%   23.15%    31.26%   (3.02)%  23.70%         4.93%

                                                   YEAR ENDED            MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------      --------------
MFS RESEARCH FUND                                      1998                 1997
-----------------                                      ----                 ----
Gross return...................................        24.11%               16.07%
Net return.....................................        22.99%               15.36%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GLOBAL FUND                               1998     1997     1996      1995     1994     1993          1992
--------------------                               ----     ----     ----      ----     ----     ----          ----
Gross return...................................   21.80%   11.66%   14.60%    18.81%    5.23%   32.09%         4.87%
Net return.....................................   20.70%   10.54%   13.56%    17.75%    4.29%   30.93%         4.52%

                                                                                      APRIL 3(a) TO
                                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                 ----------------------------------  ----------------
ALLIANCE INTERNATIONAL FUND                          1998       1997       1996            1995
---------------------------                          ----       ----       ----            ----
Gross return...................................      10.57%    (2.98)%     9.82%          11.29%
Net return.....................................       9.57%    (3.93)%     8.82%          10.55%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND                 1998                  1997
--------------------------------------                 ----                  ----
Gross return...................................        13.68%                (1.49)%
Net return.....................................        12.67%                (2.10)%

                                                    YEAR ENDED         AUGUST 20(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND            1998                  1997
-------------------------------------------            ----                  ----
Gross return...................................       (27.10)%              (20.16)%
Net return.....................................       (27.68)%              (20.46)%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONCLUDED):

                                                                                                            MARCH 1(a) TO
                                                                YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                                                 --------------------------------------------------------  ----------------
ALLIANCE AGGRESSIVE STOCK FUND                     1998     1997     1996      1995     1994     1993           1992
------------------------------                     ----     ----     ----      ----     ----     ----           ----
Gross return...................................    0.29 %  10.94%   22.20%    31.63%   (3.81)%  16.77%          11.49%
Net return.....................................   (0.62)%   9.81%   21.09%    30.46%   (4.68)%  15.70%          11.11%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
WARBURG PINCUS SMALL COMPANY VALUE FUND                1998                  1997
---------------------------------------                ----                  ----
Gross return...................................       (10.02)%               19.15%
Net return.....................................       (10.82)%               18.41%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
ALLIANCE SMALL CAP GROWTH FUND                         1998                  1997
------------------------------                         ----                  ----
Gross return...................................       (4.28)%               26.74%
Net return.....................................       (5.14)%               25.92%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
MFS EMERGING GROWTH COMPANIES FUND                     1998                  1997
----------------------------------                     ----                  ----
Gross return...................................        34.57%                22.42%
Net return.....................................        33.31%                21.70%

ASSET ALLOCATION SERIES:

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE CONSERVATIVE INVESTORS FUND               1998     1997     1996      1995     1994     1993           1992
------------------------------------               ----     ----     ----      ----     ----     ----           ----
Gross return...................................   13.88%   13.25%    5.21%    20.40%   (4.10)%  10.76%           1.38%
Net return.....................................   12.85%   12.21%    4.26%    19.32%   (4.96)%   9.81%           1.04%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
EQ/PUTNAM BALANCED FUND                                1998                  1997
-----------------------                                ----                  ----
Gross return...................................        11.92%               14.38%
Net return.....................................        10.81%               13.79%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                       YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GROWTH INVESTORS FUND                     1998     1997     1996      1995     1994     1993          1992
------------------------------                     ----     ----     ----      ----     ----     ----          ----
Gross return...................................   19.13%   16.87%   12.61%    26.37%   (3.15)%  15.26%         6.89%
Net return.....................................   18.06%   15.72%   11.59%    25.24%   (4.02)%  14.24%         6.53%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                      YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE BALANCED FUND                             1998     1997     1996      1995     1994     1993          1992
----------------------                             ----     ----     ----      ----     ----     ----          ----
Gross return...................................   18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%         5.37%
Net return.....................................   17.05%   13.96%   10.67%    18.68%   (8.84)%  11.30%         5.02%

                                                YEAR ENDED         MAY 1(a) TO
                                               DECEMBER 31,        DECEMBER 31,
                                             -----------------   ---------------
MERRILL LYNCH WORLD STRATEGY FUND                  1998                1997
---------------------------------                  ----                ----
Gross return...............................        6.81%               4.70%
Net return.................................        5.86%               4.08%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

FIXED INCOME SERIES:

                                                                  YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                                1998               1997               1996               1995
                                                ----               ----               ----               ----
Alliance Money Market Fund............          5.34 %             5.42%              5.33%              5.69%
Alliance Intermediate Government
Securities Fund.......................          7.74 %             7.29%              3.78%             13.31%
Alliance Quality Bond Fund............          8.69 %             9.14%              5.36%             17.13%
Alliance High Yield Fund..............         (5.15)%            18.47%             22.89%             19.95%

EQUITY SERIES:

                                          YEAR ENDED DECEMBER 31,       MAY 1 TO DECEMBER 31,(a)
                                        -------------------------     ----------------------------
                                                    1998                        1997
                                                    ----                        ----
T. Rowe Price Equity Income Fund......               9.11%                       22.13%
EQ/Putnam Growth & Income
Value Fund............................              12.75%                       14.48%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Growth & Income Fund.........           20.86%                 26.90%                20.09%                 24.38%
Alliance Equity Index Fund............           28.07%                 32.57%                22.38%                 36.53%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----

Merrill Lynch Basic Value
Equity Fund...........................           11.59%                   17.02%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Common Stock Fund............           29.39%                  29.40%                24.28%                33.07%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----
MFS Research Fund.....................           24.11%                  16.05%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Global Fund..................           21.80%                  11.66%                14.60%                19.38%

                                                YEARS ENDED DECEMBER 31,                 APRIL 30 TO DECEMBER 31, (a)
                                        -------------------------------------       -----------------------------------
                                                1998                1997                 1996                1995
                                                ----                ----                 ----                ----
Alliance International Fund...........          10.57%             (3.05)%              9.81%              11.29%

----------
 *   Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

EQUITY SERIES (CONCLUDED):

                                             YEAR ENDED              MAY 1 TO
                                            DECEMBER 31,         DECEMBER 31,(a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
T. Rowe Price International
Stock Fund............................         13.68%                (1.50)%

                                             YEAR ENDED           AUGUST 20 TO
                                           DECEMBER 31,         DECEMBER 31, (a)
                                        ---------------------  -----------------

                                                1998                   1997
                                                ----                   ----
Morgan Stanley Emerging Markets
Equity Fund...........................          (27.10)%              (20.19)%

                                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Aggressive Stock Fund........          0.29%                 10.94%              22.20%              33.00%

                                             YEAR ENDED            MAY 1 TO
                                            DECEMBER 31,       DECEMBER 31, (a)
                                        ------------------   -----------------
                                                1998                 1997
                                                ----                 ----
Warburg Pincus Small Company
Value Fund............................          (10.02)%             19.13%
Alliance Small Cap Growth Fund........           (4.28)%             26.69%
MFS Emerging Growth
Companies Fund........................            34.57%             22.44%

ASSET ALLOCATION SERIES:

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Conservative Investors Fund..         13.88%                  13.25%              5.21%               20.59%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        -------------------    -----------------
                                                1998                   1997
                                                ----                   ----
EQ/Putnam Balanced Fund...............         11.92%                  14.48%

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                 1996               1995
                                                ----                   ----                 ----               ----
Alliance Growth Investors Fund........         19.13%                 16.87%                12.61%             26.92%
Alliance Balanced Fund................         18.11%                 15.06%                11.68%             20.32%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
Merrill Lynch World Strategy Fund.....          6.81%                  4.71%

----------
*    Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

FIXED INCOME SERIES:

                                                       YEARS ENDED DECEMBER 31,                  AUGUST 5(a) TO DECEMBER 31,
                                             ---------------------------------------------      -----------------------------
                                                   1998                        1997                        1996
                                                   ----                        ----                        ----
ALLIANCE MONEY MARKET FUND
--------------------------
Gross return .........................             5.34%                       5.42%                      5.33%
Net return ...........................             4.50%                       4.57%                      2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
--------------------------------
SECURITIES
----------
Gross return .........................             7.74%                       7.29%                      3.78%
Net return ...........................             6.88%                       6.43%                      4.49%

ALLIANCE QUALITY BOND FUND
--------------------------
Gross return .........................             8.69%                       9.14%                      5.36%
Net return ...........................             7.82%                       8.27%                      7.86%

ALLIANCE HIGH YIELD FUND
------------------------
Gross return .........................            (5.15)%                     18.47%                     22.89%
Net return ...........................            (5.91)%                     17.52%                     13.90%

EQUITY SERIES:

                                                YEAR ENDED
                                                DECEMBER 31,          MAY 1(a) TO DECEMBER 31,
                                          -----------------------    ---------------------------
                                                   1998                        1997
                                                   ----                        ----
T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
Gross return .........................             9.11%                      22.11%
Net return ...........................             8.20%                      21.48%

EQ/PUTNAM GROWTH & INCOME
-------------------------
VALUE FUND
----------
Gross return .........................            12.75%                      16.23%
Net return ...........................            11.92%                      13.87%

                                                       YEARS ENDED DECEMBER 31,              AUGUST 5(a) TO DECEMBER, 31,
                                               --------------------------------------     ---------------------------------
                                                   1998                        1997                    1996
                                                   ----                        ----                    ----
ALLIANCE GROWTH & INCOME FUND
-----------------------------
Gross return .........................            20.86%                      26.90%                 20.09%
Net return ...........................            19.90%                      25.74%                 15.63%

ALLIANCE EQUITY INDEX FUND
--------------------------
Gross return .........................            28.07%                      32.58%                 22.39%
Net return ...........................            27.05%                      31.51%                 16.25%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONTINUED):

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                         -------------------------   -------------------------
                                                   1998                         1997
                                                   ----                         ----
MERRILL LYNCH BASIC VALUE
EQUITY FUND
-----------
Gross return .........................            11.59%                       16.99%
Net return ...........................            10.69%                       16.40%

                                                        YEAR ENDED DECEMBER 31,                 AUGUST 5(a) TO DECEMBER 31,
                                                  ----------------------------------          ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE COMMON STOCK FUND
--------------------------
Gross return .........................            29.39%                       29.40%                     24.28%
Net return ...........................            28.35%                       28.18%                     17.44%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MFS RESEARCH FUND
-----------------
Gross return .........................            24.11%                       16.07%
Net return ...........................            23.11%                       15.43%

                                                        YEAR ENDED DECEMBER 31,                   AUGUST 5(a) TO DECEMBER, 31,
                                                  ----------------------------------            ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE GLOBAL FUND
--------------------
Gross return .........................            21.80%                       11.66%                     14.60%
Net return ...........................            20.83%                       10.65%                      6.78%

ALLIANCE INTERNATIONAL FUND
---------------------------
Gross return .........................            10.57%                       (2.98)%                     9.82%
Net return ...........................             9.68%                       (3.83)%                     2.11%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Gross return .........................            13.68%                       (1.49)%
Net return ...........................            12.79%                       (2.03)%

                                          YEAR ENDED DECEMBER 31,     AUGUST 20(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
-----------
Gross return .........................           (27.10)%                     (20.16)%
Net return ...........................           (27.60)%                     (20.43)%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONCLUDED):

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Gross return .........................             0.29%                        10.94%                     22.20%
Net return ...........................            (0.52)%                        9.92%                      6.22%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        -------------------------     ---------------------------
                                                    1998                         1997
                                                    ----                         ----
WARBURG PINCUS SMALL COMPANY
----------------------------
VALUE FUND
----------
Gross return .........................           (10.02)%                       19.15%
Net return ...........................           (10.73)%                       18.49%

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Gross return .........................            (4.28)%                       26.74%
Net return ...........................            (5.04)%                       26.01%

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Gross return .........................            34.57%                        22.42%
Net return ...........................            33.44%                        21.78%

ASSET ALLOCATION SERIES:

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Gross return .........................            13.88%                        13.25%                      5.21%
Net return ...........................            12.97%                        12.32%                      7.94%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
EQ/PUTNAM BALANCED FUND
----------------------------
Gross return .........................            11.92%                        14.38%
Net return ...........................            10.92%                        13.87%

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Gross return .........................            19.13%                        16.87%                     12.61%
Net return ...........................            18.18%                        15.84%                      9.38%

ALLIANCE BALANCED FUND
----------------------
Gross return .........................            18.11%                        15.06%                     11.68%
Net return ...........................            17.17%                        14.07%                      8.67%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Gross return .........................             6.81%                         4.70%
Net return ...........................             5.97%                         4.15%

----------

*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SP-FLEX
-------

FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.34%    5.42%    5.33%    5.74%     4.02%    3.00%    3.56%    6.17%     8.24%    9.18%
Net return................      3.46%    3.54%    3.44%    3.86%     2.17%    1.13%    1.71%    4.29%     6.30%    7.24%

                                                                                               APRIL 1(a) TO
ALLIANCE INTERMEDIATE                             YEARS ENDED DECEMBER 31,                      DECEMBER 31,
---------------------         ---------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1998     1997     1996      1995     1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............      7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%    5.60%       12.10%
Net return................      5.82%    5.38%    1.91%    11.31%   (6.08)%   8.57%    3.71%       10.59%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                   YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                              --------------------------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1998           1997            1996            1995            1994
--------------------------          ----           ----            ----            ----            ----
Gross return..............         8.69%           9.14%          5.36%           17.02%         (2.20)%
Net return................         6.75%           7.19%          3.47%           14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%   12.31%    24.46%   (1.12)%   5.13%
Net return................     (6.84)%  16.35%   20.68%    17.79%   (4.52)%  20.96%   10.30%    22.25%   (2.89)%   3.26%

EQUITY SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                      YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME FUND       1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         20.86%          26.90%         20.09%          24.07%         (3.40)%
Net return................         18.71%          24.50%         17.93%          21.87%         (3.55)%

ALLIANCE EQUITY INDEX FUND          1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         28.07%         32.58%          22.39%          36.48%         (2.54)%
Net return................         25.79%         30.21%          20.19%          34.06%         (2.69)%

                                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%    3.23%    37.87%   (8.12)%  25.59%
Net return................     27.08%   26.91%   22.04%    30.10%   (3.88)%  22.60%    1.38%    35.43%   (9.76)%  23.36%

ALLIANCE GLOBAL FUND            1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     21.80%   11.66%   14.60%    18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return................     19.63%    9.56%   12.54%    16.70%    3.36%   29.77%   (2.28)%   28.23%   (7.75)%  24.67%

                                                                               APRIL 3(a) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1998           1997            1996            1995
---------------------------         ----           ----            ----            ----
Gross return..............        10.57%          (3.05)%         9.82%           11.29%
Net return................         8.60%          (4.78)%         7.84%            9.82%

                                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       0.29%  10.94%   22.20%    31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return................     (1.50)%   8.83%   20.00%    29.30%   (5.53)%  14.67%   (4.89)%   83.54%    6.23%   40.95%


----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

RATES OF RETURN (CONCLUDED):
SP-FLEX
-------

ASSET ALLOCATION SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                   TO
ALLIANCE CONSERVATIVE                                   YEARS ENDED DECEMBER 31,               DECEMBER 31,
-----------------------       --------------------------------------------------------------------------------
INVESTORS FUND                      1998           1997            1996            1995            1994
--------------                      ----           ----            ----            ----            ----
Gross return..................      13.88%        13.25%          5.21%           20.40%         (1.83)%
Net return....................      11.85%        11.21%          3.32%           18.26%         (1.98)%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1998           1997            1996            1995            1994
------------------------------      ----           ----            ----            ----            ----
Gross return..................      19.13%        16.87%          12.61%          26.37%         (3.16)%
Net return....................      17.00%        14.69%          10.58%          24.12%         (3.31)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%   (2.83)%   41.27%    0.24 %  25.83%
Net return.................... 16.01%   12.94%    9.67%    17.62%   (9.66)%  10.31%   (4.57)%   38.75%   (1.56)%  23.59%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-34

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

--------------------------------------------------------------------------------
                               APPENDIX I: INVESTMENT PERFORMANCE RECORD     A-1
--------------------------------------------------------------------------------


Appendix I: Investment performance record


--------------------------------------------------------------------------------


The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in The Hudson River Trust and EQ Advisors Trust prospectuses attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trusts or any of the Portfolios.

The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge and the tax charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the policies' monthly administrative charge; (4) the death benefit guarantee charge; (5) the surrender charges; or (6) any charge for optional rider benefits you may select. For more information about these charges, see "Charges and expenses you will pay" beginning on page 6 of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the state of policy issuance; the amount and timing of your premium payments; and whether you make transfers or withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your registered representative will provide. You can request Equitable Life or your registered representative to provide you with such illustrations at any time, whether before or after you purchase a policy.

--------------------------------------------------------------------------------
A-2   APPENDIX I: INVESTMENT PERFORMANCE RECORD
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

AVERAGE ANNUAL RATE OF RETURN AFTER DEDUCTION OF MORTALITY AND EXPENSE RISK CHARGE FOR PERIODS ENDING DECEMBER 31, 1998*


---------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE PORTFOLIO
                                                                                                      INCEPTION
VARIABLE INVESTMENT OPTION                    1 YR.       3 YRS.      5 YRS.     10 YRS.              (DATE**)
---------------------------------------------------------------------------------------------------------------------
Alliance Money Market                         4.44%       4.47%       4.28%       4.69%             6.19%   (7/13/81)
Alliance High Yield                          (5.96)%     10.41%       9.06%      10.22%             9.66%    (1/2/87)
Alliance Common Stock                        28.29%      26.52%      20.88%      17.63%            15.37%   (1/13/76)
Alliance Aggressive Stock                    (0.56)%      9.80%      10.50%      17.87%            16.75%   (1/27/86)
Alliance Small Cap Growth                    (5.09)%        -           -           -              11.30%    (5/1/97)
BT Equity 500 Index                          24.38%         -           -           -              24.38%  (12/31/97)
BT Small Company Index                       (2.90)%        -           -           -              (2.90)% (12/31/97)
BT International Equity Index                19.37%         -           -           -              19.37%  (12/31/97)
JFM Core Bond                                 8.37%         -           -           -               8.37%  (12/31/97)
Lazard Large Cap Value                       19.34%         -           -           -              19.34%  (12/31/97)
Lazard Small Cap Value                       (7.72)%        -           -           -              (7.72)% (12/31/97)
MFS Research                                 23.36%         -           -           -              23.70%    (5/1/97)
MFS Emerging Growth Companies                33.71%         -           -           -              34.05%    (5/1/97)
Morgan Stanley Emerging Markets Equity      (27.46)%        -           -           -             (33.12)%  (8/20/97)
EQ/Putnam Growth & Income Value              12.14%         -           -           -              16.92%    (5/1/97)
EQ/Putnam Investors Growth                   35.47%         -           -           -              36.56%    (5/1/97)
EQ/Putnam International Equity               18.76%         -           -           -              16.82%    (5/1/97)
---------------------------------------------------------------------------------------------------------------------

 * No performance information is shown for MFS Growth with Income, EQ/Alliance Premier Growth, EQ/Evergreen or EQ/Evergreen Foundation, as those Portfolios had not commenced operations prior to December 31, 1998.

 ** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

--------------------------------------------------------------------------------
                               APPENDIX I: INVESTMENT PERFORMANCE RECORD     A-3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

In some cases, the return information shown above includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the below table provides additional performance information from the date that those investment options actually received initial funding.



-------------------------------------------------------------------------------------------------------
                               Average Annual Rates of Return For Periods Ending December 31, 1998
Variable Investment Option     Since Variable Investment Option Inception (Date)
-------------------------------------------------------------------------------------------------------
  Alliance Money Market         4.96% (1/27/86)
  Alliance Common Stock        16.85% (1/27/86)
-------------------------------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.

--------------------------------------------------------------------------------
                               Annualized Yield For Periods
Variable Investment Option     Ending December 31, 1998
--------------------------------------------------------------------------------
                                7 days                              30 days
--------------------------------------------------------------------------------
  Alliance Money Market         3.80%                                   -
  Alliance High Yield              -                                13.53%
--------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

--------------------------------------------------------------------------------
                            APPENDIX II: OUR DATA ON MARKET PERFORMANCE      B-1
--------------------------------------------------------------------------------


Appendix II: Our data on market performance


--------------------------------------------------------------------------------


In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o  data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

-----------------------------------------------------------------------
 Barron's                                  Money Management Letter
 Morningstar's Variable Annuities/Life     Investment Dealers Digest
 Business Week                             National Underwriter
 Forbes                                    Pension & Investments
 Fortune                                   USA Today
 Institutional Investor                    Investor's Daily
 Money                                     The New York Times
 Kiplinger's Personal Finance              The Wall Street Journal
 Financial Planning                        The Los Angeles Times
 Investment Advisor                        The Chicago Tribune
 Investment Management Weekly
-----------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trusts. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life Plus premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

--------------------------------------------------------------------------------
B-2       Appendix II: Our data on market performance
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


AVERAGE ANNUAL RATES OF RETURN


------------------------------------------------------------------------------------------------------------------------------
                                            LONG-TERM      LONG-TERM    INTERMEDIATE-
FOR THE FOLLOWING PERIODS      COMMON      GOVERNMENT     CORPORATE      TERM GOV'T      U.S. TREASURY        CONSUMER
ENDING DECEMBER 31, 1998       STOCKS        BONDS          BONDS          BONDS             BILLS           PRICE INDEX
------------------------------------------------------------------------------------------------------------------------------
1 Year                         28.58%        13.06%         10.76%         10.21%            4.86%              1.80%
3 Years                        28.27          9.07           8.25           6.84             5.11               2.27
5 years                        24.06          9.52           8.74           6.20             4.96               2.41
10 years                       19.19         11.66          10.85           8.74             5.29               3.14
20 years                       17.75         11.14          10.86           9.85             7.17               4.53
30 years                       12.67          9.09           9.14           8.71             6.76               5.24
40 years                       12.00          7.20           7.43           7.39             5.94               4.44
50 years                       13.56          5.89           6.20           6.21             5.07               3.92
60 years                       12.49          5.43           5.62           5.50             4.26               4.19
Since 1926                     11.21          5.29           5.78           5.32             3.78               3.15
Inflation Adjusted              7.82          2.08           2.55           2.11             0.62               0.00
Since 1926
------------------------------------------------------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                         APPENDIX III: AN INDEX OF KEY WORDS AND PHRASES     C-1
--------------------------------------------------------------------------------


Appendix III: An index of key words and phrases


--------------------------------------------------------------------------------


This index should help you locate more information on the terms used in this prospectus.




                                       PAGE
account value                            20
Administrative Office                     5
administrative surrender charge           7
Age                                      32
Allocation Date                          13
alternative death benefit                15
amount at risk                           35
anniversary                              32
assign; assignment                       30
automatic transfer service               21
basis                                    26
beneficiary                              18
business day                             31
Cash Surrender Value                     22
Code                                     25
collateral                               22
cost of insurance charge              6, 35
cost of insurance rates                  35
day                                      31
death benefit guarantee                  12
default                                  11
dollar cost averaging service            21
EQ Advisors Trust                        13
EQ Financial Consultants                 13
Equitable Distributors                   39
Equitable Life                            4
Equitable Access Account                 19
face amount                              14
grace period                             11
guaranteed interest option               14
Guaranteed Interest Account              14
Hudson River Trust                       13
Incentive Life Plus                   cover
insured person                           14
Investment Funds                         13
investment option                        13
issue date                               32
lapse                                    11
loan, loan interest                      22
matures, maturity, maturity date         24
modified endowment contract              11
month, year                              32
monthly deduction                    10, 36
monthly insurance charge                 35
net cash surrender value                 23
no-lapse guarantee                       12
option A, B                              15
our                                       2
owner                                     2
partial withdrawal                       23
payment option                           19
planned periodic premium                 11
policy                                cover
Portfolio                             cover
premium payments                         11
premium surrender charge                  7
prospectus                            cover
receive                                  31
restore, restoration                     12
rider                                    17
SEC                                   cover
Separate Account FP                      33
specified premium                        12
state                                     2
subaccount                               33
Substitution                             14
surrender                                23
surrender charges                         7
target premium                            7
telephone transfers                      21
transfers                                21
Trust(s)                                 13
units                                    20
unit values                              20
us                                        2
variable investment option            cover
we                                        2
withdrawal                               23
you, your                                 2

Incentive Life(SM)

A flexible premium variable life
insurance policy

PROSPECTUS DATED MAY 1, 1999

Please read this prospectus and keep it for future reference. It contains important information that you should know before purchasing, or taking any other action under a policy. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust, which contain important information about their Portfolios.

--------------------------------------------------------------------------------

This prospectus describes many aspects of an Incentive Life policy, but is not itself a policy. The policy is the actual contract that determines your benefits and obligations under Incentive Life. To make this prospectus easier to read, we sometimes use different words than the policy. Equitable Life or your Equitable associate can provide any further explanation about your policy.


WHAT IS INCENTIVE LIFE?

Incentive Life is issued by Equitable Life. It provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:



   FIXED INCOME OPTIONS:
-----------------------------------------------------------------------
   DOMESTIC FIXED INCOME             AGGRESSIVE FIXED INCOME
-----------------------------------------------------------------------
   o Alliance Money Market           o Alliance High Yield
   o Alliance Intermediate
     Government Securities
   o Alliance Quality Bond
-----------------------------------------------------------------------
   EQUITY OPTIONS:
-----------------------------------------------------------------------
   DOMESTIC EQUITY                   INTERNATIONAL EQUITY
-----------------------------------------------------------------------
   o T. Rowe Price Equity Income     o Alliance Global
   o EQ/Putnam Growth & Income       o Alliance International
     Value                           o T. Rowe Price International
   o Alliance Growth & Income          Stock
   o Alliance Equity Index           o Morgan Stanley Emerging
   o Merrill Lynch Basic Value         Markets Equity
     Equity
   o Alliance Common Stock
   o MFS Research
   o MFS Growth with Income*
   o EQ/Alliance Premier Growth*
-----------------------------------------------------------------------
   AGGRESSIVE EQUITY
-----------------------------------------------------------------------
   o Alliance Aggressive Stock       o Alliance Small Cap Growth
   o Warburg Pincus Small            o MFS Emerging Growth
     Company Value                     Companies
-----------------------------------------------------------------------
   ASSET ALLOCATION OPTIONS:
-----------------------------------------------------------------------
   o Alliance Conservative           o Alliance Growth Investors
     Investors                       o Merrill Lynch World Strategy
   o EQ/Putnam Balanced
   o Alliance Balanced
-----------------------------------------------------------------------

   * Available June 4, 1999


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the following two mutual funds: The Hudson River Trust or the EQ Advisors Trust. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax-deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax-free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for a number of years, regardless of investment performance, (3) borrow or withdraw amounts you have accumulated, (4) change the amount of insurance coverage, (5) choose between two life insurance benefit options, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) add or delete certain optional benefits that we offer by "riders" to your policy.

Your Equitable associate can provide you with information about all forms of life insurance available from us and help you decide which may best meet your needs. Replacing existing insurance with Incentive Life or another policy may not be to your advantage.




THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

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2  Contents of this prospectus
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Contents of this prospectus



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INCENTIVE LIFE
-----------------------------------------------------------
What is Incentive Life?                               Cover
Who is Equitable Life?                                    4
How to reach us                                           5
Charges and expenses you will pay                         6
Risks you should consider                                 9


-----------------------------------------------------------
1
POLICY FEATURES AND BENEFITS                             10
-----------------------------------------------------------
How you can pay for and contribute to your policy        10
The minimum amount of premiums you must pay              10
You can guarantee that your policy will not terminate
  before a certain date                                  11
You can elect a "paid up" death benefit guarantee        12
Investment options within your policy                    13
About your life insurance benefit                        15
You can increase or decrease your insurance coverage     16
Other benefits you can add by rider                      17
Your options for receiving policy proceeds               18
Your right to cancel within a certain number of days     18
Variations among incentive life policies                 19


-----------------------------------------------------------
2
DETERMINING YOUR POLICY'S VALUE                          20
-----------------------------------------------------------
Your account value                                       20


-----------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG OUR
INVESTMENT OPTIONS                                       21
-----------------------------------------------------------
Transfers you can make                                   21
Telephone transfers                                      21
Our dollar cost averaging service                        21
-----------------------------------------------------------

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"We", "our" and "us" refers to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.

We do not offer Incentive Life in all states. This prospectus does not offer Incentive Life anywhere such offers are not authorize any lawful. Equitable Life does not information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by Equitable Life.

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                                                  Contents of this prospectus  3
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4
ACCESSING YOUR MONEY                                                 22
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Borrowing from your policy                                           22
Making withdrawals from your policy                                  23
Surrendering your policy for its net cash
  surrender value                                                    24
Your option to receive a living benefit                              24


-----------------------------------------------------------------------
5
TAX INFORMATION                                                      25
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Basic tax treatment for you and your beneficiary                     25
Tax treatment of distributions to you                                25
Tax treatment of living benefit proceeds                             27
Effect of policy on interest deductions taken by
  business entities                                                  27
Requirement that we diversify investments                            27
Estate, gift, and generation-skipping taxes                          28
Pension and profit-sharing plans                                     28
Other employee benefit programs                                      28
ERISA                                                                28
Our taxes                                                            28
When we withhold taxes from distributions                            29
Possibility of future tax changes                                    29


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6
MORE INFORMATION ABOUT PROCEDURES
 THAT APPLY TO YOUR POLICY                                          30
-----------------------------------------------------------------------
Ways to make premium and loan payments                               30
Requirements for surrender requests                                  30
Ways we pay policy proceeds                                          30
Assigning your policy                                                30
Dates and prices at which policy events occur                        30
Policy issuance                                                      32
Gender-neutral policies                                              32

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7
MORE INFORMATION ABOUT OTHER MATTERS                                 34
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Your voting privileges                                               34
About our Separate Account FP                                        34
About our general account                                            35
You can change your policy's insured person                          35
Transfers of your account value                                      35
Telephone requests                                                   36
Deducting policy charges                                             36
Customer loyalty credit                                              37
Suicide and certain misstatements                                    37
When we pay policy proceeds                                          37
Changes we can make                                                  38
Reports we will send you                                             38
Legal proceedings                                                    39
Illustrations of policy benefits                                     39
SEC registration statement                                           39
How we market the policies                                           39
Insurance regulation that applies to Equitable Life                  39
Year 2000 progress                                                   40
Directors and principal officers                                     41


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8
FINANCIAL STATEMENTS OF SEPARATE
   ACCOUNT FP AND EQUITABLE LIFE                                     47
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Separate Account FP financial statements                          FSA-1
Equitable Life financial statements                                F-1


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APPENDICES
-----------------------------------------------------------------------
I -- Investment performance record                                  A-1
II -- Our data on market performance                                B-1
III -- An index of key words and phrases                             C-1


-----------------------------------------------------------------------
THE HUDSON RIVER TRUST PROSPECTUS
  (follows after page C-1 of this prospectus, but is not a
   part of this prospectus)
-----------------------------------------------------------------------

-----------------------------------------------------------------------
EQ ADVISORS TRUST PROSPECTUS (follows after
  The Hudson River Trust Prospectus, but is not a part of
  that prospectus or this prospectus.)
-----------------------------------------------------------------------

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4  Who is Equitable Life?
--------------------------------------------------------------------------------



Who is Equitable Life?


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We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.

Equitable Companies and its consolidated subsidiaries managed approximately $347.5 billion in assets as of December 31, 1998. For more than 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

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                                                       Who is Equitable Life?  5
--------------------------------------------------------------------------------


HOW TO REACH US.

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you can contact us



--------------------------------------------------------------------------------
BY MAIL:
--------------------------------------------------------------------------------
at the Post Office Box for our Administrative Office specified in your policy
--------------------------------------------------------------------------------
BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
at the Street Address for our Administrative Office:
Equitable Life -- National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, North Carolina 28277

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY TOLL-FREE PHONE:
----------------------------------------------------------------
1-888-855-5100 (automated system available weekdays 7 AM to 9 PM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BY E-MAIL:
--------------------------------------------------------------------------------
life-service@ equitable.com

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BY FAX:
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1-704-540-9714

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BY INTERNET:
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Our web site (www.equitable.com) can also provide information; some of the forms listed below are available for you to print out through our web site.
--------------------------------------------------------------------------------

We require that the following types of communications be on specific forms we provide for that purpose:

(1)  request for automatic transfer service; and

(2) authorization for telephone transfers by a person who is not also the insured person.

We also have specific forms that we recommend you use for the following:

(a)  policy surrenders;

(b)  address changes;

(c)  beneficiary changes;

(d)  transfers between investment options; and

(e)  changes in allocation percentages for premiums and deductions.

Except for properly authorized telephone transactions, any notice or request that does not use our standard form must be in writing dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. For information about transaction requests you can make by phone, see "Telephone transfers" on page 21 and "Telephone requests" on page 36 of this prospectus. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners both must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

--------------------------------------------------------------------------------
6 Charges and expenses you will pay
--------------------------------------------------------------------------------


Charges and expenses you will pay


--------------------------------------------------------------------------------

TABLE OF POLICY CHARGES

This table shows the charges that we deduct under the terms of your policy. For more information about some of these charges, see "Deducting policy charges" beginning on page 36 below.







-----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      PREMIUM CHARGE                      (A) 6% OF EACH PREMIUM PAYMENT YOU MAKE UP TO A CERTAIN
AMOUNTS YOU CONTRIBUTE                                          AMOUNT1 AND (B) 3% OF EACH PREMIUM PAYMENT THEREAFTER
TO YOUR POLICY:                                                 (which we may increase up to 6%)(2)
-----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Administrative charge(3)            (i) For adults (age 18 and older), $20 in each of your
YOUR POLICY'S VALUE EACH                                        policy's first 12 months; or, for children, $10 in each of
MONTH:                                                          your policy's first 24 months and (ii) for everyone, $7 in each subsequent month (which we may increase up
                                                                to $10)
                            -------------------------------------------------------------------------------------------------
                            Cost of insurance charges(3) and    Amount varies depending on the specifics of your policy(4)
                            Optional rider charges
                            -------------------------------------------------------------------------------------------------
                            Charge if you have elected our      $.02 for each $1000 of your policy's face amount at the
                            optional enhanced death             time the charge is deducted(5)
                            benefit guarantee
                            -------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Mortality and expense               .60% (effective annual rate) of the value you have in our
YOUR POLICY'S VARIABLE      risk charge                         variable investment options (we may increase this rate up
INVESTMENT PERFORMANCe                                          to .90%)(6)
EACH DAY:
-----------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM      Surrender (turning in) of your      A surrender charge that will not exceed the amount set
YOUR ACCOUNT VALUE AT THE   policy during its first 15 years    forth in your policy.(7) (We will also deduct the remaining
TIME OF THE TRANSACTION:                                        amount of surrender charge associated with any face
                                                                amount increase, as discussed immediately below.)
                            -------------------------------------------------------------------------------------------------
                            Surrender of your policy during     An amount of surrender charge that we will compute on
                            the first 15 years after you have   essentially the same basis as if each such face amount
                            requested an increase in your       increase had been a separate, newly-issued Incentive Life
                            policy's face amount                policy.(8)
                            -------------------------------------------------------------------------------------------------
                            Requested decrease in your          A pro-rata portion of the full surrender charge that would
                            policy's face amount                apply to a surrender at the time of the decrease
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             Charges and expenses you will pay 7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

1 Up to an amount equal to ten "target premiums." The "target premium" is actuarially determined for each policy, based on that policy's characteristics.

2 The Illustrations of Policy Benefits that your Equitable associate will provide will show the impact of the actual current and guaranteed maximum rates of these and any other charges, based on various assumptions. We may increase this charge higher than 6%, however, as a result of changes in the tax laws which increase our expenses.

3    Not applicable after the insured person reaches age 100.

4 See "Monthly cost of insurance charge" on page 36 below and "Other benefits you can add by rider" on page 17 below.

5 The "face amount" is the basic amount of insurance coverage under your policy.

6    This charge does not apply to amounts in our guaranteed interest option.

7 Beginning in your policy's ninth year, this amount declines at a constant rate each month until no surrender charge applies to surrender made after the policy's 15th year. The initial amount of surrender charge depends on each policy's specific characteristics. For any policy, the lowest initial surrender charge per $1,000 of initial face amount would be $2.91, and the highest initial surrender charge per $1,000 of initial face amount would be $12.99.

8 This additional surrender charge, however, applies only to the amount (if any) by which the increase causes the face amount to exceed its highest previous amount. For these purposes, we disregard any face amount changes that we make automatically as a result of any change in your death benefit option.

--------------------------------------------------------------------------------
8  Charges and expenses you will pay
--------------------------------------------------------------------------------


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YOU ALSO BEAR YOUR PROPORTIONATE SHARE OF ALL FEES AND EXPENSES PAID BY A "PORTFOLIO" THAT CORRESPONDS TO ANY VARIABLE INVESTMENT OPTION YOU ARE USING:

This table shows the fees and expenses paid by each Portfolio for the year ended December 31, 1998. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.

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  PORTFOLIOS THAT ARE PART OF THE HUDSON RIVER TRUST                    1998 FEES AND EXPENSES
---------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL
                                                   MANAGEMENT                       OTHER        ANNUAL
                                                      FEE           12B-1 FEES     EXPENSES      EXPENSES
---------------------------------------------------------------------------------------------------------
Alliance Money Market                                 0.35%           0.25%           0.02%        0.62%
---------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities           0.50%           0.25%           0.05%        0.80%
---------------------------------------------------------------------------------------------------------
Alliance Quality Bond                                 0.53%           0.25%           0.03%        0.81%
---------------------------------------------------------------------------------------------------------
Alliance High Yield                                   0.60%           0.25%           0.03%        0.88%
---------------------------------------------------------------------------------------------------------
Alliance Growth & Income                              0.55%           0.25%           0.03%        0.83%
---------------------------------------------------------------------------------------------------------
Alliance Equity Index                                 0.31%           0.25%           0.03%        0.59%
---------------------------------------------------------------------------------------------------------
Alliance Common Stock                                 0.36%           0.25%           0.03%        0.64%
---------------------------------------------------------------------------------------------------------
Alliance Global                                       0.64%           0.25%           0.07%        0.96%
---------------------------------------------------------------------------------------------------------
Alliance International                                0.90%           0.25%           0.16%        1.31%
---------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                             0.54%           0.25%           0.03%        0.82%
---------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                             0.90%           0.25%           0.05%        1.20%
---------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                       0.48%           0.25%           0.05%        0.78%
---------------------------------------------------------------------------------------------------------
Alliance Balanced                                     0.41%           0.25%           0.04%        0.70%
---------------------------------------------------------------------------------------------------------
Alliance Growth Investors                             0.51%           0.25%           0.04%        0.80%
---------------------------------------------------------------------------------------------------------


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-------------------------------------------------------------------------------------------------------------------
  PORTFOLIOS THAT ARE PART OF THE EQ ADVISORS TRUST                         1998 FEES AND EXPENSES
-------------------------------------------------------------------------------------------------------------------
                                                                               TOTAL      FEE WAIVERS     NET TOTAL
                                       MANAGEMENT                   OTHER      ANNUAL    AND/OR EXPENSE   ANNUAL
                                          FEE     12B-1 FEE        EXPENSES   EXPENSES   REIMBURSEMENTS   EXPENSES
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income              0.55%         0.25%         0.24%      1.04%      0.19%            0.85%
-------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth & Income Value          0.55%         0.25%         0.24%      1.04%      0.19%            0.85%
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity         0.55%         0.25%         0.26%      1.06%      0.21%            0.85%
-------------------------------------------------------------------------------------------------------------------
MFS Research                             0.55%         0.25%         0.25%      1.05%      0.20%            0.85%
-------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock        0.75%         0.25%         0.40%      1.40%      0.20%            1.20%
-------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity   1.15%         0.25%         1.23%      2.63%      0.88%            1.75%
-------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value       0.65%         0.25%         0.27%      1.17%      0.17%            1.00%
-------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            0.55%         0.25%         0.24%      1.04%      0.19%            0.85%
-------------------------------------------------------------------------------------------------------------------
EQ/Putnam Balanced                       0.55%         0.25%         0.45%      1.25%      0.35%            0.90%
-------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy             0.70%         0.25%         0.66%      1.61%      0.41%            1.20%
-------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth               0.90%         0.25%         0.74%      1.89%      0.74%            1.15%
-------------------------------------------------------------------------------------------------------------------
MFS Growth with Income                   0.55%         0.25%         0.59%      1.39%      0.54%            0.85%
-------------------------------------------------------------------------------------------------------------------

* Other Expenses and Total Annual Expenses are based upon the actual expenses incurred by each Portfolio for the year ended December 31, 1998, except for MFS Growth with Income which commenced operations on December 31, 1998 and EQ/Alliance Premier Growth which will commence operations on May 1, 1999. The expenses for those Portfolios are based on estimates for 1999. The EQ Advisors Trust's manager, EQ Financial Consultants, Inc., has entered into an Expense Limitation Agreement with respect to each Portfolio under which it has agreed to waive or reduce its fees and to assume other expenses of each of the Portfolios, if necessary, in an amount that limits each Portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) to not more than the amounts specified above as Net Total Annual Expenses. See the EQ Advisors Trust prospectus for more information.

--------------------------------------------------------------------------------
                                                     Risks you should consider 9
--------------------------------------------------------------------------------


Risks you should consider


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HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each.


CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" on page 27 below), (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees) or (3) make a charge of up to $25 for each transfer among investment options that you make.

Any changes that we make in our current charges or charge rates will be by class of insured person and will be based on changes in future expectations about such factors as investment earnings, mortality experience, the length of time policies will remain in effect, premium payments, expenses and taxes. Any changes in charges may apply to then outstanding policies, as well as to new policies, but we will not raise any charges above any maximums discussed in this prospectus and shown in your policy.

Some of the principal risks of investing in a policy are as follows:

o If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

o If the investment options you choose do not make enough money to pay for the policy charges, you could have to pay more premiums to keep your policy from terminating.

o We can increase certain charges without your consent, within limits stated in your policy.

o You may have to pay a surrender charge if you wish to discontinue some or all of your insurance coverage under a policy.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

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10  Policy features and benefits
--------------------------------------------------------------------------------


1
Policy features and benefits


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HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $100, although we can increase this minimum if we give you advance notice. (Policies issued in some states or on an automatic premium payment plan may have different minimums.) Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

--------------------------------------------------------------------------------
You can generally pay premiums at such times and in such amounts as you like, so long as you don't exceed certain limits determined by the federal income tax laws applicable to life insurance.
--------------------------------------------------------------------------------

LIMITS ON PREMIUM PAYMENTS. The federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to the amount of your policy's insurance coverage). Also, if your premium payments exceed certain other amounts specified under the Internal Revenue Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" beginning on page 25 below. We may return to you any premium payments that would exceed those limits.

You can ask your Equitable associate to provide you with an illustration of policy benefits that shows you the amount of premium you can pay, based on various assumptions, without exceeding these tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay.

If at any time when your policy's account value is high enough that the alternative death benefit discussed on page 16 below would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with adequate evidence that he/she continues to meet our requirements for issuing insurance.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. Rather, you need to pay only the amount of premiums (if any) that is necessary to keep your policy from lapsing and terminating as discussed below.


THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if it does not have enough "net cash surrender value" to pay your policy's monthly charges when due unless


o you have paid sufficient premiums to maintain one of our available guarantees against termination and your policy is still within the period of that guarantee (see "You can guarantee that your policy will not terminate before a certain date" below) or

o you have elected the "paid up" death benefit guarantee and it remains in effect (see "You can elect a "paid up" death benefit guarantee" at page 12 below).

("Net cash surrender value" is explained under "Surrendering your policy for its net cash surrender value" on page 24 below.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61 day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without

--------------------------------------------------------------------------------
                                                Policy features and benefits  11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

--------------------------------------------------------------------------------
Your policy will terminate if you don't either (i) pay enough premiums to pay the charges we deduct or (ii) maintain in effect one or more of our other guarantees that can keep your policy from terminating. However, we will first send you a notice and give you a chance to cure any shortfall.
--------------------------------------------------------------------------------
You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," beginning on page 25 below.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also present evidence of insurability satisfactory to us and pay at least the amount of premium that we require. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored.


YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

You can guarantee that your policy will not terminate for a number of years by paying at least certain amounts of premiums. We call these amounts "guarantee premiums" and they will be set forth on page 3 of your policy. In most states you have three options for how long the guarantee will last. One of these options is discussed below under "Enhanced death benefit guarantee." The other two guarantee options are as follows:

(1) a guarantee for the first 5 years of your policy (the policy calls this the "no-lapse guarantee")

                                      or

(2) a guarantee until the insured reaches age 70, but in no case less than 10 years (the policy calls this the "death benefit guarantee").

These guarantees may be unavailable or limited to shorter periods in some states.

We make no extra charge for either of the two above-listed guarantees against policy termination. However, in order for either of those guarantees to be available, you must have satisfied the "guarantee premium test" (discussed below) and you must not have any outstanding policy loans. In this connection, maintaining the "age 70/10 year" guarantee against policy termination (where available) will require you to pay more premiums than maintaining only the 5 year guarantee.

--------------------------------------------------------------------------------
In most states, if you pay at least certain prescribed amounts of premiums, and have no policy loans, your policy will not terminate for a number of years, even if the value in your policy becomes insufficient to pay the monthly charges.
-----------------------------------------------------------------------------

GUARANTEE PREMIUM TEST. If your policy's net cash surrender value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date at least equals the cumulative guarantee premiums due to date for either of the two above-listed guarantee options that are then available under your policy. If it does, your policy will not lapse, provided that you have no policy loans outstanding (or you repay all of such loans before the end of the 61 day grace period mentioned above) and provided that the period of the corresponding guarantee has not expired.

When we calculate the cumulative amount of guarantee premiums for the two above-listed guarantee options, we compound each amount at a 4% annual interest rate from its due date through the date of the calculation. (This interest rate is purely for purposes of determining whether you have satisfied the guarantee test for an available duration. It does not bear any relation to the returns you will actually earn or any loan interest you will actually pay.) We use the same calculation for determining the cumulative amount of premiums paid, beginning with the date each premium is received. The amount of premiums you must pay

--------------------------------------------------------------------------------
12  Policy features and benefits
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

to maintain a guarantee against termination will be increased by the cumulative amount of any partial withdrawals you have taken from your policy (calculated by the same method, beginning with the date of withdrawal).

ENHANCED DEATH BENEFIT GUARANTEE. On your application for a policy, you may elect an enhanced death benefit guarantee rider, that will guarantee your policy against termination for a longer period of time than either of the two guarantee options described above. If elected, a monthly charge of $.02 per $1000 of the policy's face amount is deducted from your account value for this enhanced death benefit guarantee. To elect this feature, all of your policy's account value must be allocated to our variable investment options.

While the enhanced death benefit guarantee is in effect, your policy will not lapse, even if your net cash surrender value is insufficient to pay a monthly deduction that has become due, as long as you do not have an outstanding loan (or you repay the loan within the 61 day grace period). This guarantee is available for the following periods:

(a) If you have always chosen death benefit Option A, for the life of the insured person; or

(b) If you have ever selected death benefit Option B (even if you subsequently changed it to Option A), until the later of the date the insured person reaches age 80 or the end of the 15th year of the policy.

This option is not available in all states.

If you have elected the enhanced death benefit guarantee, we test on each policy anniversary to see if the required premium (the enhanced death benefit "guarantee premium") has been paid. (The enhanced guarantee premium will be set forth on page 3 of your policy.) The required premium has been paid if the total of all premiums paid, less all withdrawals, is at least equal to the total of all enhanced guarantee premiums due to date. (In this comparison, unlike the test for the shorter duration guarantees discussed above, we do not compound these amounts using any hypothetical interest rate.)

If the required premium has not been paid as of any policy anniversary, we will mail you a notice requesting that you send us the shortfall. If we do not receive this additional premium, the enhanced death benefit guarantee will terminate. The enhanced death benefit guarantee also will terminate if you request that we cancel it, or if you allocate any value to our guaranteed interest option. If the enhanced death benefit guaranty terminates, the related charge terminates, as well. Once terminated, this guarantee can never be reinstated or restored.

GUARANTEE PREMIUMS. The amount of the guarantee premiums for each of the guarantees discussed above is set forth in your policy if that guarantee is available to you. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. Certain additional benefit riders will cause the guarantee premiums to increase after policy issue. The guarantee premiums also may change if, for example, you make policy changes that increase or decrease the face amount of the policy or a rider, add or eliminate a rider, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a guarantee period beyond its original number of years.

We will not bill you separately for guarantee premiums. If you want to be billed, therefore, you must select a planned periodic premium that at least equals the guarantee premium that you plan to pay. If you wish your bills for planned periodic premiums to cover your guarantee premiums, please remember to change your planned periodic premium amount, as necessary, if you take any action that causes your guarantee premiums to change.


YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

In most states, you may elect to take advantage of our "paid up death benefit guarantee" at any time after the fourth

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                                                Policy features and benefits  13
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year of your policy. If you elect the paid up death benefit guarantee, we may initially reduce your policy's face amount (see below). Thereafter, your policy will not lapse and the death benefit will never be less than the face amount, so long as the guarantee remains in effect. The guarantee will terminate, however, if (i) subsequent to the election, any outstanding policy loans and accrued loan interest, together with any then applicable surrender charge, exceed your policy's account value or if (ii) you request us to terminate the election.

In order to elect the paid up death benefit guarantee:

o    you must have death benefit "Option A" in effect (discussed below on page
     15),

o    you must terminate any riders to your policy that carry additional charges,

o the election must not cause the policy to lose its qualification as life insurance under the Internal Revenue Code or require a current distribution from the policy to avoid such disqualification, and

o the election must not reduce the face amount (see below) to less than the minimum face amount for which we would then issue a policy.

The paid up death benefit guarantee is not available in all states.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your account value stayed the same, the component of the face amount calculation determined under clause (b) above would be lower the longer your policy is outstanding.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). See the table on page 6 above.

OTHER EFFECTS OF THIS GUARANTEE. You generally may continue to pay premiums after you have elected the paid up death benefit guarantee (subject to the same limits as before), but premium payments are not required. If the election causes your face amount to decrease, however, the amount of additional premiums you can pay, if any, may be reduced. You may continue to make transfers, but you may not change the death benefit option or add riders that have their own charges while the paid up death benefit guarantee is in effect.

Partial withdrawals while the paid up death benefit guarantee is in effect will generally be subject to the same terms and conditions as any other partial withdrawal (see "Making withdrawals from your policy" at page 23 below), except that:

o We may decline your request for a partial withdrawal (or any other policy change) under the circumstances described in the paid up death benefit guarantee policy endorsement. If this occurs, you may wish to consider asking us to terminate the paid up death benefit guarantee.

o Partial withdrawals (and any distributions we may be required to make for tax purposes) will generally reduce your policy's face amount by more than the amount of the withdrawal.

Election of the paid up death benefit guarantee may cause your policy to become a modified endowment contract under certain circumstances. See "Tax treatment of distributions to you" beginning on page 25 below. You should consult your tax advisor before making this election.


INVESTMENT OPTIONS WITHIN YOUR POLICY

We will initially put all amounts which your have allocated to variable investment options into our Alliance Money Market investment option. On the twenty-first day after your policy's issue date (the "Allocation Date"), we will re-allocate that

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14  Policy features and benefits
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investment in accordance with your premium allocation instructions then in effect. You give such instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

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You can choose among 26 variable investment options
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VARIABLE INVESTMENT OPTIONS. The 26 available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds".) The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. The advisers who make the investment decisions for each Portfolio are as follows:

o Alliance Capital Management L.P. (for each "Alliance" or "EQ/Alliance" option)

o T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. (for both "T. Rowe Price" options)

o    Putnam Investment Management, Inc. (for both "EQ/Putnam" options)

o    Merrill Lynch Asset Management L.P. (for both "Merrill Lynch" options)

o    Massachusetts Financial Services Company (for the "MFS" options)

o    Morgan Stanley Asset Management Inc. (for the "Morgan Stanley" option)

o    Warburg Pincus Asset Management, Inc. (for the "Warburg Pincus" option)

The Portfolio that corresponds to each variable investment option that has "Alliance" in its name is a part of The Hudson River Trust (except for the "EQ/Alliance" Portfolio). Each other Portfolio is a part of EQ Advisors Trust. EQ Financial Consultants, Inc., a subsidiary of Equitable Life, serves as investment manager of the EQ Advisors Trust. As such, EQ Financial Consultants oversees the activities of the above-listed advisers with respect to EQ Advisors Trust and is responsible for retaining or discontinuing the services of those advisers. You will find other important information about each Portfolio in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. We may add or delete variable investment options or Portfolios at any time.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of 14 newly created Portfolios of the EQ Advisors Trust for The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants, Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value, premium payments and deductions will remain unchanged until you direct us otherwise.

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                                                Policy features and benefits  15
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o We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisor Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the value of the units you own) in the variable investment options will be the same as before the transaction.

o    The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about the Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual. The Substitution transaction itself will not be treated as a transfer of account value for purposes of the transfer provisions of your contract.

We will notify you when we receive SEC approval, and again when the Substitution is complete.

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (3% minimum) on amounts you allocate to our guaranteed interest option. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account".)

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We will pay at least 3% annual interest on our guaranteed interest option.
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ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the policy. $50,000 is the smallest amount of coverage you can request.

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If the insured person dies, we pay a life insurance benefit to the "beneficiary" you have named. The amount we pay depends on whether you have chosen death benefit Option A or death benefit Option B.
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YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is

o Option A - THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                      or

o Option B - THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" beginning on page 20 below.)

Under Option B, your policy's death benefit will tend to be higher than under Option A. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

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16  Policy features and benefits
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ALTERNATIVE HIGHER DEATH BENEFIT IN LIMITED CASES. Your policy is designed to always provide a minimum level of insurance protection relative to your policy's value, in part to meet the Internal Revenue Code's definition of "life insurance." Thus, we will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. This alternative death benefit is computed by multiplying your policy's account value on the insured person's date of death by a percentage specified in your policy. The percentage depends on the insured person's age. Representative percentages are as follows:

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If the value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected.
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  Age*   40          45        50          55        60        65
         and under

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  %      250  %      215%      185%        150%      130%      120%
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         70          75-95     99-Over
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  %      115  %      105%      101%
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* For the then-current policy year.

This higher alternative death benefit exposes us to greater insurance risk than the regular Option A and B death benefits. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which the higher alternative death benefit is the operative one.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any remaining policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefit rider. We reduce it by the amount of the living benefit payment plus interest. See "Your Option to Receive a Living Benefit" on page 24 below.

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You can request to change your death benefit option any time after the second year of the policy.
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CHANGE OF DEATH BENEFIT OPTION. If you change from Option A to B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. We may refuse this change if the policy's face amount would be reduced below our then current minimum for new policies. Changes from Option A to Option B are not permitted once the insured person reaches age 81.

If you change from Option B to A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit discussed above would be in effect at the time of the change, we will determine the new face amount somewhat differently from the general procedures described above.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. Please refer to "Tax information" beginning on page 25 below, to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an increase or decrease in face amount.


YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

If the face amount increase endorsement is issued with your policy, you may increase the life insurance coverage under your policy by requesting an increase in your policy's face amount. You can do so any time after the first year of your policy. You may request a decrease in your policy's face amount any time after the second year of your policy. The requested increase or decrease must be at least $10,000.

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                                                Policy features and benefits  17
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Please refer to "Tax information" beginning on page 25 for certain possible tax consequences of changing the face amount.

We can refuse any requested increase or decrease. We will not approve any increase or decrease if we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy. We will also not approve a face amount increase if the insured person has reached age 81. The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase; reflecting the amount of additional coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly insurance charge we make for the amount of the increase will be based on the age and other insurance risk characteristics of the insured person at the time of the increase. If we refuse a requested face amount increase because the insured person's risk characteristics have become less favorable, we may issue the additional coverage as a separate Incentive Life policy with a different insurance risk classification. In that case, we would waive the monthly administrative charge that otherwise would apply to that separate policy.

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease (prospectively) after you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy. Assuming you have not previously changed the face amount, the amount of surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were a part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time of the decrease in order to decrease your policy's face amount. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such a distribution to you in the future on account of a prior decrease in face amount.


OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

o    disability waiver benefits

o ten-year term insurance on the insured person or an additional insured person

o    accidental death benefit

o    option to purchase additional insurance

o    children's term insurance

o    cost-of-living rider

Equitable Life or your Equitable associate can provide you with more information about these riders. The riders provide additional information, and we will furnish samples of them to you on request. The maximum amount of any charge we

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18  Policy features and benefits
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make for a rider will be set forth in the rider or in the policy itself. We can, however, add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

The option to purchase additional insurance rider permits you to purchase additional coverage on the insured person, without evidence of insurability, if specified events occur.

The cost of living rider provides for scheduled automatic face amount increases that, within limits, reflect increases in the Consumer Price Index. These automatic face amount increases will result in a prospective increase in your guarantee premiums and an additional surrender charge, in the same manner as would any other face amount increase you request.

See also "Tax information" beginning on page 25 below for certain possible tax consequences of face amount increases or adding or deleting riders.


YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your beneficiary in your policy application. You can change your policy's beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OPTIONS FOR DEATH BENEFIT. In your policy application, or at any other time during the insured person's life, you may choose among several payment options for all or part of any death benefit proceeds that subsequently become payable. These payment options are described in the policy and may result in varying tax consequences. The terms and conditions of each option are set out in a separate contract that we will send the payee when any such option goes into effect. Equitable Life or your Equitable associate can provide you with samples of such contracts on request.

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You can choose to have the proceeds from the policy's life insurance benefit paid under one of our payment options, rather than as a single sum.
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If you have not elected a payment option, we will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or trust) we will pay any such single sum death benefit through an interest-bearing checking account (the "Equitable Access Account(TM) that we will automatically open for the beneficiary. The beneficiary will have immediate access to the proceeds by writing a check on the account. We pay interest on the proceeds from the date of death to the date the beneficiary closes the Equitable Access Account. The annual rate will be at least 3%.

If an Equitable associate has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the Equitable Access Account checkbook or check to the associate within the periods specified for death benefit payments under "When we pay policy proceeds," beginning on page 37 below. Our associates will take reasonable steps to arrange for prompt delivery to the beneficiary.

PAYMENT OPTIONS FOR SURRENDER AND WITHDRAWAL PROCEEDS. You can also choose to receive all or part of any proceeds from a surrender or withdrawal from your policy under one of the above referenced payment options, rather than as a single sum.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your policy, you may return it to us for a full refund of the premiums paid. In some states, we will adjust this amount for any investment performance (whether positive or negative).

To exercise this cancellation right, you must mail the policy directly to our Administrative Office with a written request to cancel. Your cancellation request must be postmarked within 10 days after you receive the policy and your coverage will terminate as of the date of the postmark. In some states,

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                                                Policy features and benefits  19
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this "free look" period is longer than 10 days. Your policy will indicate the length of your "free look" period.


VARIATIONS AMONG INCENTIVE LIFE POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

Equitable Life also may vary the charges and other terms of Incentive Life where special circumstances result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life. We will make such variations only in accordance with uniform rules that we establish.

Equitable Life or your Equitable associate can advise you about any variations that may apply to your policy.

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20   Determining your policy's value
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2
Determining your policy's value


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YOUR ACCOUNT VALUE

As set forth on page 6 above, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option, and (iii) any amounts that we are holding to secure policy loans that you have taken. See "Borrowing from your policy" beginning on page 22 below. (Your policy and other supplemental material may refer to (ii) and (iii) above as our "Guaranteed Interest Account.") These amounts are subject to certain charges discussed in the table on page 6.

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Your account value will be credited with the same returns as are achieved by the Portfolios (or guaranteed interest option) that you select, but will also be reduced by the amount of charges we deduct under the policy.
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YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each day, by the same amount as if you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). The units' values will be reduced, however, by the amount of the mortality and expense risk charge for that period (the charge is described in the table on page 6 above). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts you have specifically requested that we allocate to that option and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit (these restricted amounts may be referred to in your policy as "liened policy amounts"). See "Your option to receive a living benefit" on page 24 below. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 3% effective annual rate. The mortality and expense risk charge mentioned above does not apply to our guaranteed interest option.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described above for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

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                        Transferring your money among our investment options  21
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3
Transferring your money among our investment options


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TRANSFERS YOU CAN MAKE

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You can transfer freely among our variable investment options and into our guaranteed interest option.
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After your policy's initial investment Allocation Date, you can transfer amounts from one investment option to another. The total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. You may submit a written request for a transfer to our Administrative Office or you can make a telephone request (see below).

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Transfers out of our guaranteed interest option are more limited.
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RESTRICTIONS ON TRANSFER OUT OF THE GUARANTEED INTEREST OPTION. We only permit you to make one transfer out of our guaranteed interest option during each policy year. (No such limit applies to transfers out of our variable investment options.) Also, the maximum transfer from our guaranteed interest option is the greater of (a) 25% of your then current balance in that option (b) $500, or (c) the amount (if any) that you transferred out of the guaranteed interest option during the immediately preceding policy year.


We will not accept a request to transfer out of the guaranteed interest option unless we receive it within the period beginning 30 days before and ending 60 days after an anniversary of your policy. If we receive the request within that period, the transfer will occur as of that anniversary or, if later, the date we receive it.

TRANSFER CHARGE. We do not currently make any charge for transfers. We reserve the right, however, to impose up to a $25 charge for each transfer you make. This charge would not apply to a transfer of all of your variable investment option amounts to our guaranteed investment option, however, or to any transfer pursuant to our dollar cost averaging service.

TELEPHONE TRANSFERS

You can make telephone transfers by following one of two procedures:

o if you are both the policy's insured person and its owner, by calling 1-888-855-5100 (toll free) from a touch tone phone; or

o if you are not both the insured person and owner, by signing a telephone transfer authorization form and sending it to us. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.

For more information see "Telephone requests" on page 36 below. We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


OUR DOLLAR COST AVERAGING SERVICE

We offer you a dollar cost averaging service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.

Our dollar cost averaging service (also referred to as our "automatic transfer service") enables you to make automatic monthly transfers from the Alliance Money Market option to our other variable investment options. You need a minimum of $5,000 in the Alliance Money Market option to begin using the dollar cost averaging service. You can choose up to eight other variable options to receive the automatic transfers but each transfer to each option must be at least $50.

You may elect the dollar cost averaging service with your policy application or at any later time. You can also cancel the dollar cost averaging service at any time.

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22  Accessing your money
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Accessing your money


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BORROWING FROM YOUR POLICY

You may borrow up to 90% of the difference between your policy's account value and any surrender charges that are in effect under your policy. (In your policy, this "difference" is referred to as your Cash Surrender Value.) However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a living benefit payment, as well as by any other loans (and accrued loan interest) you have outstanding. See "Your option to receive a living benefit" beginning on page 24 below.

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You can use policy loans to obtain funds from your policy without surrender charges or, in most cases, paying current income taxes. However, the borrowed amount is no longer credited with the investment results of any of our investment options under the policy.
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When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. (Your policy may sometimes refer to the collateral as the "loaned portion of your policy account.") We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

o    you cannot make transfers or withdrawals of the collateral;

o we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

o    we do not count the collateral when we compute our customer loyalty credit;
     and

o    the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid interest), we will take the loan from your investment options in the same proportion as we are then taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of (a) 4% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) In no event, however, will the loan interest rate be greater than 15%. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already outstanding (and may have outstanding loans). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 3% and that the differential will not exceed 2% (except if tax law changes increase the taxes we pay on policy loans or loan interest). Because we first offered Incentive Life policies in 1999 the interest rate differential has not yet been eliminated under any outstanding policies.

Interest we pay on your loan collateral accrues daily. On each anniversary of your policy (or when your policy loans

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are fully discharged) we contribute that interest to your policy's investment options in the same proportions as if it were a premium payment.

EFFECTS OF POLICY LOANS. A loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up guaranteed death benefit to terminate or may cause any other guarantee against termination to become unavailable. We will deduct any outstanding policy loan plus accrued loan interest from your policy's proceeds if you do not pay it back. Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" beginning on page 25 below for a discussion of the tax consequences of policy loans.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment.

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value at any time after the first year of your policy. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each.

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EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE.
If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). If the paid up death benefit guarantee is in effect, a partial withdrawal will generally reduce the face amount by more than the amount of the withdrawal. Face amount reductions that occur automatically as a result of withdrawals, however, do not result in our deducting any portion of any then remaining surrender charge. We will not permit a partial withdrawal that would reduce the face amount below our minimum for new policy issuances at the time, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed on page 16 above) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal, even if the paid up death benefit guarantee is not then in effect. Please also remember that a partial withdrawal reduces the amount of your premium payments that counts toward maintaining our other guarantees against termination, as well.

You should refer to "Tax information" beginning on page 25 below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. A partial withdrawal may increase the chance that

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your policy could lapse because of insufficient value to pay policy charges as they fall due.


SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your account value, minus any outstanding loans and unpaid loan interest, minus any amount of your account value that is "restricted" as a result of previously distributed "living benefits," and minus any surrender charge that then remains applicable. The surrender charge is described on page 6 above.

Please refer to "Tax information" beginning on page 25 below for the possible tax consequences of surrendering your policy.


YOUR OPTION TO RECEIVE A LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefit rider. This feature enables you to receive a portion (generally 75%) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider).

We make no additional charge for the rider. However, if you tell us that you do not wish to have the living benefit rider added at issue, but you later ask to add it, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit, the remaining benefits under your policy will be affected. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies.

When we pay a living benefit we automatically transfer a pro-rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest you earn thereon, will be "restricted" - that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value, and we do not count it in computing any customer loyalty credit. We will deduct these restricted amounts from any subsequent surrender proceeds that we pay. (In your policy, we refer to this as a "lien" we establish against your policy.)

The receipt of a living benefit payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefit payment may affect your eligibility for certain government benefits or entitlements.

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This discussion is based on current federal income tax law and interpretations. It assumes that the policyowner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.


BASIC TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the policies will meet these requirements and, therefore, that


o the death benefit received by the beneficiary under your policy will not be subject to federal income tax; and

o increases in your policy's account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you that we believe is required to maintain your policy's status as life insurance under the Code.

There may be different tax consequences if you assign your policy or designate a new owner. See "Assigning your policy" at page 30 below.


TAX TREATMENT OF DISTRIBUTIONS TO YOU

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.
Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the account value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, the selection of additional rider benefits, an increase in your policy's face amount (including pursuant to our cost-of-living rider), or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

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In addition to the above premium limits for testing for modified endowment status, there are overall limits on the amount of premiums you may pay under your policy in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal) or other decrease in benefits may impact the maximum amount of premiums that can be paid as well as the maximum amount of account value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" on page 38 below.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed.

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Equitable Life (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2, (ii) distributions in the case of a disability (as defined in the Code) or (iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the

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policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy.


TAX TREATMENT OF LIVING BENEFIT PROCEEDS

Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from the payee's gross income. We believe that the benefits provided under our living benefit rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion. This exclusion does not apply to amounts paid to someone other than the insured person, however, if the payee has an insurable interest in the insured person's life only because the insured person is a director, officer or employee of the payee or by reason of the insured person being financially interested in any trade or business carried on by the payee.


EFFECT OF POLICY ON INTEREST DEDUCTIONS TAKEN BY BUSINESS ENTITIES

Ownership of a policy by a trade or business entity can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material increase in face amount that you request, or other material change in a policy, will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets.

Any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to these rules, as well as the other rules and possible tax law changes that could occur with respect to such coverage.


REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under
Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for

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subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements.


ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.

In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $650,000 (a figure that is scheduled to rise at periodic intervals to $1 million by the year 2006). For this purpose, however, certain amounts may be deductible or excludable, such as gifts and bequests to the person's spouse or charitable institutions and certain gifts of $10,000 or less per year for each recipient.


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rate in effect at the time. Individuals, however, are generally allowed an aggregate generation-skipping tax exemption of $1 million.

The particular situation of each policyowner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.


PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax adviser.


OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policyowners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.


ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal advisor.


OUR TAXES

The operations of our Separate Account FP are reported in our federal income tax return. The separate account's investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, we currently pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes

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incurred; for example, a charge to the separate account for income taxes incurred by us that are allocable to the policies.

If our state, local or other tax expenses increase, we may add or increase our charges for such taxes when they are attributable to Separate Account FP, based on premiums, or otherwise allocable to the policies.


WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen.


POSSIBILITY OF FUTURE TAX CHANGES

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect.

The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which your ability to direct your investment to particular Portfolios within a separate account may cause you, rather than the insurance company, to be treated as the owner of the Portfolio shares attributable to your policy. In that case, income and gains attributable to such Portfolio shares would be included in your gross income for federal income tax purposes. Under current law, however, we believe that Equitable Life, and not the owner of a policy, would be considered the owner of the Portfolio shares.

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This section provides further detail about certain subjects that are addressed in pages 1-29 above. The following discussion generally does not repeat the information already contained in those pages.


WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "Equitable Life."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to Equitable Life, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third party checks payable to someone other than Equitable Life and endorsed over to Equitable Life only
(1) as a direct payment from a qualified retirement plan or (2) if it is made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.


REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms.

Finally, in order for your surrender request to be complete, you must return your policy to us.


WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g. upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve more than one payment option, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of payees, and the methods for proving the payee's age and continued survival.


ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. You should consult your tax advisor prior to making a transfer or other assignment.


DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

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DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, or notice from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAYS. Every day that the New York Stock Exchange is open for regular trading is a business day for us. Each business day ends at the time regular trading on the exchange closes (or is suspended) for the day. We compute unit values for our variable investment options as of the end of each business day. This usually is 4:00 p.m., Eastern Time.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

o premium payments received after the policy's investment start date (discussed below)

o    loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

o    withdrawals

o    tax withholding elections

o    face amount decreases that result from a withdrawal

o changes of allocation percentages for premium payments or monthly deductions

o    surrenders

o    changes of beneficiary

o transfers from a variable investment option to the guaranteed interest option

o    changes in form of death benefit payment

o    loans

o    transfers among variable investment options

o    assignments

o    termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

o    changes in face amount

o    election of paid up death benefit guarantee

o    changes in death benefit option

o    changes of insured person

o    termination of enhanced death benefit guarantee

o    restoration of terminated policies

DOLLAR COST AVERAGING SERVICE. Transfers pursuant to our dollar cost averaging service occur as of the first day of each month of your policy. We make the first such transfer, as of your policy's first monthly anniversary that coincides with or follows the date we receive your request. If you request the dollar cost averaging service in your original policy application, however, the first transfer will occur as of the first day of the second month of your policy that begins after your policy's initial Allocation date.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" on page 37 below. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option

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computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.


POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

o If you submit the full minimum initial premium to your Equitable associate at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

o If we do not receive your full minimum initial premium at our Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date will be the same as the date we actually issue the policy (the "issue date").

Policies that would otherwise receive a register date of the 29th, 30th or 31st of any month will receive a register date of the 28th of that month.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policyowners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the date your investment first begins to earn a return for you in our Alliance Money Market option (prior to the Allocation
Date). Generally, this is the register date, or, if later, the date we receive your full minimum initial premium at our Administrative Office.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your Equitable associate on or before the day the policy is delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and delivery are completed and
(2) unless the information in the application continues to be true and complete, without material change, as of the time of such payment. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may review a copy of our temporary insurance agreement, on request, for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.


GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

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There will be no distinctions based on sex in the cost of insurance rates for Incentive Life policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life policy.

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YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trust of which that Portfolio is a part). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio.

Under current legal requirements, we may disregard the voting instructions we receive from policyowners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semi-annual report we send to you.

VOTING AS POLICYOWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policyowners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life and other policies that Separate Account FP supports.


ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. The results of Separate Account FP's operations are accounted for without regard to Equitable Life's other operations.

Separate Account FP's predecessor was established on April 19, 1985 by our then wholly-owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account FP.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life invests solely in class IB shares issued by the corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that Portfolio.

The EQ Advisors Trust sells its shares to Equitable Life separate accounts in connection with Equitable Life's variable life insurance and annuity products, as well as to the trustee of a qualified plan for Equitable Life. The Hudson River Trust sells its shares to separate accounts of insurance companies, both affiliated and unaffiliated with Equitable Life. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Board of Trustees of The Hudson River Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that the Board's response

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insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio the Trust involved, we will examine other investment alternatives.


ABOUT OUR GENERAL ACCOUNT

Our general account assets support all of our obligations, (including those under the Incentive Life policies and, more specifically, the guaranteed interest option). Our general assets consist of all of our assets as to which no class or classes of our annuity or life insurance policies have any preferential claim. You will not share in the investment experience of our general account assets, however; and we have full discretion about how we invest those assets (subject only to any requirements of law).

Because of applicable exemptions and exclusions, we have not registered interests in the general account under the Securities Act of 1933 or registered the general account as an investment company with the SEC. Accordingly, neither the general account, the guaranteed interest option, nor any interests therein, are subject to regulation under those acts. The staff of the SEC has not reviewed the portions of this prospectus that relate to the general account and the guaranteed interest option. The disclosure, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

We declare the rate of interest periodically, but it will not be less than 3%. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are at any time declaring on outstanding policies may differ from the rates we are then declaring for newly issued policies.


YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct and prospective guarantee premiums will be based on the new insured person's insurance risk characteristics. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," unless we also distribute certain amounts to you from the policy. See "Tax information" beginning on page 25 above. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that causes your policy to fail the definition of life insurance.


TRANSFERS OF YOUR ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. When we cannot process part of a transfer request, we will not process any other part of the request. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the dollar cost averaging service will terminate immediately if: (1) your amount in the Alliance Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; or (3) we receive notice of the insured person's death.

MARKET TIMING. We may, at any time, restrict the use of market timers and other agents acting under a power of attorney who are acting on behalf of more than one

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policyowner. Any agreements to use marketing timing services to make transfers are subject to our rules in effect at that time.


TELEPHONE REQUESTS

If you are a properly authorized person, you may make telephone transfers as described above on page 20.

Also, if you are both the owner and the insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following additional types of requests:

o    policy loans

o    changes of premium allocation percentages

o    changes of address

All telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions. If we do not employ reasonable procedures to confirm the genuineness of telephone instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone instructions that we reasonably believe to be genuine.

Any telephone transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone transactions, or modify the procedures and conditions for such transactions, at any time.

DEDUCTING POLICY CHARGES

MONTHLY COST OF INSURANCE CHARGE. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge.

As a general rule, the cost of insurance rate increases each year that you own your policy. This happens automatically because of the insured person's increasing age.

Our cost of insurance rates are guaranteed not to exceed those that will be specified in your policy. For most insured persons at most ages, our current rates are lower than those maximums. Therefore, we have the ability to raise these rates up to the guaranteed maximum at any time. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life policies are based on the 1980 Commissioner's Standard Ordinary SB Smoker and NB Non-Smoker Mortality Table. For all other policies, the guaranteed maximum cost of insurance rates are based on the 1980 Commissioner's Standard Ordinary Male and Female Smoker and Non-Smoker Mortality Tables.

Our cost of insurance rates will generally be lower (except in Montana and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

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We offer lower rates for non-tobacco users only if they are at least age 18. You may ask us to review a younger insured person's tobacco habits following the policy anniversary on which such person is age 18.

DATE OF MONTHLY DEDUCTIONS. We make the regular monthly deductions as of the first day of each month of the policy.

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss.

The current and maximum rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge: e.g., the administrative charge, cost of insurance charge, and mortality and expense risk charge. However, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the policies. The surrender charge, for example, is designed primarily to defray sales expenses, but may also be used to defray other expenses associated with your policy that we have not recovered by the time of any surrender. Similarly, the premium charge is designed primarily to defray sales and tax expenses we incur that are based on premium payments.


CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been outstanding for more than six years. This is added to the account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options (not including any value we are holding as collateral for any policy loans or for a living benefit payment). The percentage credit is currently at an annual rate of .60% beginning in the policy's seventh year. This credit is not guaranteed, however. Because we first offered Incentive Life in 1999, no credit has yet been attained under any outstanding policy.


SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).


WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items. In the case of a death benefit, if we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death (and other required items), we will pay the proceeds as a single sum, normally within seven days thereafter.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit,

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transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.


CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. We have the right to:

o combine two or more variable investment options or withdraw assets relating to Incentive Life from one investment option and put them into another;

o end the registration of, or re-register, Separate Account FP under the Investment Company Act of 1940;

o operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

o restrict or eliminate any voting rights or privileges of policyowners (or other persons) that affect Separate Account FP;

o operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you as required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, The Hudson River Trust or EQ Advisors Trust. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, account value, or other accrued rights or benefits.


REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, account value, cash surrender value (i.e., account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm premium payments, transfers and certain other policy transactions.

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LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policyowner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the policies, or the distribution of the policies.


ILLUSTRATIONS OF POLICY BENEFITS

In order to help you understand how your policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured person under your policy and such factors as the face amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request. You can request such illustrations at any time. We have filed an example of such an illustration as an exhibit to the registration statement referred to below.


SEC REGISTRATION STATEMENT

We have on file with the SEC a registration statement under the Securities Act of 1933 that relates to the Incentive Life policies. The registration statement contains additional information that is not required to be included in this prospectus. You may obtain this information, for a fee, from the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549 or, without charge, from the SEC's web-site (www.sec.gov).


HOW WE MARKET THE POLICIES

We offer variable life insurance policies (including Incentive Life) and variable annuity contracts through EQ Financial Consultants, Inc. ("EQF"). The Investment Company Act of 1940, therefore, classifies EQF as the "principal underwriter" of those policies and contracts. EQF also serves as manager and a principal underwriter of EQ Advisors Trust and as the principal underwriter of The Hudson River Trust. EQF is an indirect wholly-owned subsidiary of Equitable Life, with its address at 1290 Avenue of the Americas, New York, NY 10104. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. During 1999, EQF plans to change its name to AXA Advisors, Inc. In 1997 and 1998, EQF was paid a fee of $325,380, annually, for its services as principal underwriter of our policies.


We sell Incentive Life through licensed insurance agents who are also registered representatives of EQF. The agent who sells you this policy receives sales commissions from Equitable Life. The commissions don't cost you anything above the charges and expenses already discussed elsewhere in this prospectus. Generally, the agents will receive maximum commissions of: 50% of the amount of the target premium you pay in your policy's first year, plus 4% of all other premiums paid in your policy's first year; plus 4% of the amount of the premium you pay in the second through tenth years; plus 3% of all other premiums you pay in subsequent years. We pay comparable commissions on the amount of premiums you pay that we deem attributable to any face amount increase that you request. The agent may be required to return to us any commissions on premiums that we have refunded to a policyowner.

We also sell the policies through licensed independent insurance brokers. They will also be registered representatives either of EQF or of another SEC registered broker-dealer. The commissions for independent brokers will be no more than those for agents. The commissions will be paid through the registered broker-dealer and may be subject to our above-noted return policy if premiums are refunded.


INSURANCE REGULATION THAT APPLIES TO EQUITABLE LIFE

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that

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we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your policy and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. By year end 1998, the work of modifying or replacing non-compliant systems was substantially completed. Equitable Life has begun comprehensive testing of its year 2000 compliance and expects that the testing will be substantially completed by June 30, 1999. Equitable Life has contacted third-party service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to policyowners and on operations of the investment options. Most third-party service providers have provided Equitable Life confirmation of their year 2000 compliance. Equitable Life believes it is on schedule for substantially all such systems and services, including those considered to be mission-critical, to be confirmed as year 2000 compliant, renovated, replaced or the subject of contingency plans, by June 30, 1999, except for one investment accounting system which is scheduled to be replaced by August 31, 1999 and confirmed as year 2000 compliant by September 30, 1999. Additionally, Equitable Life will be supplementing its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures. Year 2000 specific contingency plans are anticipated to be in place by June 30, 1999.

There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your policy and operate the investment options.

To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

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Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.



DIRECTORS


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 NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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FRANCOISE COLLOC'H
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AXA                                      Director of Equitable Life since July 1992. Senior Executive Vice President, Human
23, Avenue Matignon                      Resources and Communications of AXA, and various positions with AXA affiliated
75008 Paris, France                      companies. Director of the Equitable Companies since December 1996.
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HENRI DE CASTRIES
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AXA                                      Director of Equitable Life since September 1993. Director (since May 1994) and
23, Avenue Matignon                      Chairman of the Board (since April 1998) of the Equitable Companies. Prior thereto,
75008 Paris, France                      Vice Chairman of the Board of the Equitable Companies (February 1996 to April 1998).
                                         Senior Executive Vice President, Financial Services and Life Insurance Activities of
                                         AXA since 1996. Prior thereto, Executive Vice President Financial Services and Life
                                         Insurance Activities of AXA (1933 to 1996). Also Director or officer of various subsidiaries and affiliates of the AXA Group. Director of other Equitable Life affiliates. Previously held other officerships with the AXA Group.
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JOSEPH L. DIONNE
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The McGraw-Hill Companies                Director of Equitable Life since May 1982. Chairman (since April 1988) and former
1221 Avenue of the Americas              Chief Executive Officer (April 1983 to April 1988) of The McGraw-Hill Companies.
New York, NY 10020                       Director of the Equitable Companies (since May 1992). Director, Harris Corporation and Ryder System, Inc.
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DENIS DUVERNE
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AXA                                      Director of Equitable Life since February 1998. Senior Vice President International
23, Avenue Matignon                      (US-UK-Benelux) AXA. Director since February 1996, Alliance. Director since February
75008 Paris, France                      1997, Donaldson Lufkin & Jenrette ("DLJ").
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JEAN-RENE FOURTOU
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Rhone-Poulenc S.A.                       Director of Equitable Life since July 1992. Director of Equitable Companies since
25, Quai Paul Doumer                     July 1992. Chairman and Chief Executive Officer of Rhone-Poulenc, S.A.; Member,
92408 Courbevoie Cedex                   Supervisory Board of AXA since January 1997; European Advisory Board of Bankers Trust
France                                   Company and Consulting Council of Banque de France; Director, Societe Generale,
                                         Schneider S.A. and Groupe Pernod-Ricard (July 1997 to present).
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NORMAN C. FRANCIS
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Xavier University of Louisiana           Director of Equitable Life since March 1989. President of Xavier University of
7325 Palmetto Street                     Louisiana; Director, First National Bank of Commerce, New Orleans, LA, Piccadilly
New Orleans, LA 70125                    Cafeterias, Inc., and Entergy Corporation.
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DONALD J. GREENE
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LeBouef, Lamb, Greene & MacRae, L.L.P.   Director of Equitable Life since July 1991. Partner, LeBoeuf, Lamb, Greene & MacRae,
125 West 55th Street                     L.L.P. Director of the Equitable Companies since May 1992.
New York, NY 10019-4513
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DIRECTORS (CONTINUED)





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 NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
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JOHN T. HARTLEY
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1025 NASA Boulevard                    Director of Equitable Life since August 1987. Currently a Director and retired
Melbourne, FL 32919                    Chairman and Chief Executive Officer of Harris Corporation (retired July 1995);
                                       previously held other officerships with Harris Corporation. Director of the Equitable
                                       Companies since May 1992; Director of the McGraw Hill Companies.
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JOHN H.F. HASKELL JR.
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SBC Warburg Dillon Read LLC            Director of Equitable Life since July 1992; Director of the Equitable Companies since
535 Madison Avenue                     July 1992; Managing Director of Warburg Dillon Read LLC, and member of its Board of
New York, NY 10022                     Directors; Chairman, Supervisory Board, Dillon Read (France) Gestion (until 1998);
                                       Director, Pall Corporation (November 1998 to present), and Dillon, Read Limited).
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MARY R. (NINA) HENDERSON
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Bestfoods Grocery                      Director of Equitable Life since December 1996. President of Bestfoods Grocery
BESTFOODS                              (formerly CPC Specialty Markets Group); Vice President, BESTFOODS (formerly CPC
International Plaza                    International, Inc.) since 1993. Prior thereto, President of CPC Specialty Markets
700 Sylvan Avenue                      Group. Director of the Equitable Companies since December 1996; Director, Hunt
Englewood Cliffs, NJ 07632-9976        Corporation.
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W. EDWIN JARMAIN
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Jarmain Group Inc.                     Director of Equitable Life since July 1992. President of Jarmain Group Inc. and
121 King Street West                   officer or director of several affiliated companies. Chairman and Director of FCA
Suite 2525                             International Ltd. (until May 1998). Director of various AXA affiliated companies and
Toronto, Ontario M5H 3T9               National Mutual Holdings Limited (July 1998-Present; Alternate Director, the National
Canada                                 Mutual Life Association of Australasia Limited (until 1998); National Mutual Asia
                                       Limited and National Mutual Insurance Company Limited, Hong Kong (February 1997 to
                                       present). Previously held other officerships with FCA International. Director of the
                                       Equitable Companies since July 1992.
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GEORGE T. LOWY
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Cravath, Swaine & Moore                Director of Equitable Life since July 1992. Partner, Cravath, Swaine & Moore.
825 Eighth Avenue                      Director, Eramet.
New York, NY 10019
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DIDIER PINEAU-VALENCIENNE
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Schneider S.A.                         Director of Equitable Life since February 1996. Former Chairman and Chief Executive
64/70, Avenue Jean-Baptiste Clement    Officer of Schneider S.A. as of February 1999, Honorary Chairman. Chairman or
92646 Boulogne-Billancourt Cedex       director of numerous subsidiaries and affiliated companies of Schneider and the
France                                 Equitable Companies. Director of the Company and Equitable Life from July 1992 to
                                       February 1995. Member, Supervisory Board, AXA and Lagardere ERE; Director, CGIP, Sema
                                       Group PLC and Rhone-Poulenc, SA; Member of European Advisory Board of Bankers Trust
                                       Company, Supervisory Board of Banque Paribas (until 1998) and Advisory Boards of
                                       Bankers Trust Company, Booz Allen & Hamilton (USA) and Banque de France.
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OFFICER-DIRECTORS




------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
GEORGE J. SELLA, JR.
------------------------------------------------------------------------------------------------------------------------------
P.O. Box 397                           Director of Equitable Life since May 1987. Retired Chairman and Chief Executive
Newton, NJ 07860                       Officer of American Cyanamid Company (retired April 1993); previously held other officerships with American Cyanamid. Director of the Equitable Companies, since May
                                       1992.
------------------------------------------------------------------------------------------------------------------------------
DAVE H. WILLIAMS
------------------------------------------------------------------------------------------------------------------------------
Alliance Capital Management            Director of Equitable Life since March 1991. Chairman and Chief Executive Officer of
Corporation                            Alliance until January 1999 and Chairman or Director of numerous subsidiaries and
1345 Avenue of the Americas            affiliated companies of Alliance. Senior Executive Vice President of AXA since
New York, NY 10105                     January 1997. Director of the Equitable Companies, since May 1992.
------------------------------------------------------------------------------------------------------------------------------
MICHAEL HEGARTY
------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since January 1998. President since January 1998 and Chief
                                       Operating Officer since February 1998, Equitable Life. Vice Chairman since April 1998,
                                       Senior Executive Vice President (January 1998 to April 1998), and Director and Chief
                                       Operating Officer (both since January 1998), the Equitable Companies. Vice Chairman
                                       (from 1996 to 1997), Chase Manhattan Corporation. Vice Chairman (from 1995 to 1996) and
                                       Senior Executive Vice President (from 1991 to 1995), Chemical Bank. Executive Vice
                                       President, Chief Operating Officer and Director since March 1998, Equitable Investment
                                       Corporation ("EIC"); ACMC, Inc. ("ACMC") (since March 1998). Director, Equitable
                                       Capital Management Corporation ("ECMC") (since March 1998), Alliance and DLJ (both May
                                       1998 to Present).
------------------------------------------------------------------------------------------------------------------------------
EDWARD D. MILLER
------------------------------------------------------------------------------------------------------------------------------
                                       Director of Equitable Life since August 1997. Chairman of the Board since January 1998,
                                       Chief Executive Officer since August 1997, President (August 1997 to January 1998),
                                       Equitable Life. Director, President and Chief Executive Officer, all since August 1997, the Equitable Companies. Senior Executive Vice President and Member of the Executive
                                       Committee, AXA; Senior Vice Chairman, Chase Manhattan Corporation (March 1996 to April
                                       1997). President (January 1994 to March 1996) and Vice Chairman (December 1991 to
                                       January 1994), Chemical Bank. Director, Alliance (since August 1997), DLJ (since
                                       November 1997), ECMC (since March 1998), ACMC, Inc. (since March 1998), and AXA Canada
                                       (since September 1998). Director, Chairman, President and Chief Executive Officer since
                                       March 1998, EIC. Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------------
STANLEY B. TULIN
------------------------------------------------------------------------------------------------------------------------------
                                       Director and Vice Chairman of the Board since February 1998, and Chief Financial
                                       Officer since May 1996, Equitable Life. Senior Executive Vice President until February
                                       1998, and Chief Financial Officer since May 1997, the Equitable Companies. Vice
                                       President until 1998, EQ ADVISORS TRUST. Director, Alliance (since July 1997), and DLJ
                                       (since June 1997). Prior thereto, Chairman, Insurance Consulting and Actuarial
                                       Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
44  Directors and principal officers
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS      BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
LEON B. BILLIS
------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President (since February 1998) and Chief Information Officer (since
                                         November 1994), Equitable Life. Previously held other officerships with Equitable
                                         Life; Director, J.M.R. Realty Services, Inc.
------------------------------------------------------------------------------------------------------------------------------
HARVEY BLITZ
------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life. Senior Vice President, the Equitable Companies
                                         Director, The Equitable of Colorado, Inc., Vice President and Chief Financial Officer
                                         since March 1997, EQ ADVISORS TRUST. Director and Chairman, Frontier Trust Company
                                         ("Frontier"). Executive Vice President since November 1996 and Director, EQ Financial
                                         Consultants, Inc. ("EQF"). Director until May 1996, Equitable Distributors, Inc.
                                         ("EDI"). Director and Senior Vice President, EquiSource. Director and Officer of
                                         various Equitable Life affiliates. Previously held other officerships with Equitable
                                         Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------
KEVIN R. BYRNE
------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Treasurer, Equitable Life and the Equitable Companies.
                                         Treasurer, EIC (since June 1997), EquiSource and Frontier. President and Chief
                                         Executive Officer (since September 1997), and prior thereto, Vice President and
                                         Treasurer, Equitable Casualty Insurance Company ("Casualty"). Vice President and
                                         Treasurer, EQ ADVISORS TRUST (since March 1997). Director, Chairman, President and
                                         Chief Executive Officer, Equitable JV Holdings (since August 1997). Director (since
                                         July 1997), and Senior Vice President and Chief Financial Officer (since April 1998),
                                         ACMC and ECMC. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------
JUDY A. FAUCETT
------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President, Equitable Life, (since September 1996) and Actuary (September
                                         1996 to December 1998). Partner and Senior Actuarial Consultant, Coopers & Lybrand
                                         L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------------
ALVIN H. FENICHEL
------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Controller, Equitable Life and the Equitable Companies.
                                         Senior Vice President and Chief Financial Officer, The Equitable of Colorado, Inc.,
                                         since March 1997. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------
PAUL J. FLORA
------------------------------------------------------------------------------------------------------------------------------
                                         Senior Vice President and Auditor, Equitable Life. Vice President and Auditor, the
                                         Equitable Companies.
------------------------------------------------------------------------------------------------------------------------------
ROBERT E. GARBER
------------------------------------------------------------------------------------------------------------------------------
                                         Executive Vice President and General Counsel, Equitable Life and the Equitable
                                         Companies. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                            Directors and principal officers  45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)





------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
JEROME S. GOLDEN
------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since November 1997), Equitable Life. Executive Vice
                                       President (since November 1997), The Equitable Companies. Prior thereto, President,
                                       Income Management Group (May 1994 to November 1997), Equitable Life. Chairman and Chief
                                       Executive Officer (February 1995 to December 1997), EDI. Owner (November 1993 to May
                                       1994), JG Resources.

------------------------------------------------------------------------------------------------------------------------------
MARK A. HUG
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President since April 1997, Equitable Life. Prior thereto, Vice President,
                                       Aetna.
------------------------------------------------------------------------------------------------------------------------------
DONALD R. KAPLAN
------------------------------------------------------------------------------------------------------------------------------
                                       Vice President and Chief Compliance Officer and Associate General Counsel, Equitable
                                       Life. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------
MICHAEL S. MARTIN
------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President (since September 1998) and Chief Marketing Officer (since
                                       December 1997). Prior thereto, Senior Vice President and Chief Marketing Officer,
                                       Equitable Life. Chairman and Chief Executive Officer, EQF. Vice President, EQ ADVISORS
                                       TRUST (until April 1998) and THE HUDSON RIVER TRUST. Director, Equitable Underwriting
                                       and Sales Agency (Bahamas), Ltd. and EquiSource; Director and Executive Vice President
                                       (since December 1998), Colorado, prior thereto, Director and Senior Vice President.
                                       Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------
DOUGLAS MENKES
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President and Corporate Actuary since June 1997, Equitable Life. Prior thereto, Consulting Actuary, Milliman & Robertson, Inc.
------------------------------------------------------------------------------------------------------------------------------
PETER D. NORIS
------------------------------------------------------------------------------------------------------------------------------
                                       Executive Vice President and Chief Investment Officer, Equitable Life. Executive Vice
                                       President since May 1995 and Chief Investment Officer since July 1995, The Equitable
                                       Companies. Trustee, THE HUDSON RIVER TRUST, and Chairman, President and Trustee since
                                       March 1997, EQ ADVISORS TRUST. Director, Alliance, and Equitable Real Estate (until
                                       June 1997). Executive Vice President, EQF, since November 1996. Director, EREIM
                                       Managers Corp. (since July 1997), and EREIM LP Corp. (since October 1997). Prior to May
                                       1995, Vice President/Manager, Insurance Companies Investment Strategies Group, Salomon
                                       Brothers, Inc.
------------------------------------------------------------------------------------------------------------------------------
ANTHONY C. PASQUALE
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President, Equitable Life. Director, Chairman and Chief Operating Officer,
                                       Casualty, (since September 1997). Director, Equitable Agri-Business, Inc. (until June
                                       1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
46  Directors and principal officers
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)





------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS    BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
PAULINE SHERMAN
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1999); Vice President, Secretary and Associate
                                       General Counsel, Equitable Life and the Equitable Companies, since September 1995.
                                       Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------------
RICHARD V. SILVER
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Vice President (since February 1995) and Deputy General Counsel (since June
                                       1996), Equitable Life. Senior Vice President and Associate General Counsel (since
                                       September 1996), The Equitable Companies. Director, EQF. Senior Vice President and
                                       General Counsel, EIC (June 1997 to March 1998). Previously held other officerships with
                                       Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------------
JOSE S. SUQUET
------------------------------------------------------------------------------------------------------------------------------
                                       Senior Executive Vice President (since February 1998), Chief Distribution Officer
                                       (since December 1997) and Chief Agency Officer (August 1994 to December 1997),
                                       Equitable Life. Prior thereto, Agency Manager. Executive Vice President since May 1996, the Equitable Companies. Vice President since March 1998, THE HUDSON RIVER TRUST.
                                       Chairman (since December 1997), EDI.
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             Financial statements of Separate Account FP and Equitable Lifes  47
--------------------------------------------------------------------------------


8
Financial statements of Separate Account FP and Equitable Life


--------------------------------------------------------------------------------

The financial statements of Separate Account FP as of December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the financial statements of Equitable Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing. The financial statements of Equitable Life have relevance for the policies only to the extent that they bear upon the ability of Equitable Life to meet its obligations under the policies.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants .....................................    FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 1998 ............    FSA-3
   Statements of Operations for the Years Ended December 31, 1998,
     1997 and 1996 ....................................................    FSA-5
   Statements of Changes in Net Assets for the Years Ended December 31,
     1998, 1997 and 1996 ..............................................   FSA-12
   Notes to Financial Statements ......................................   FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants .....................................      F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 1998 and 1997 ............      F-2
   Consolidated Statements of Earnings, Years Ended December 31, 1998,
     1997 and 1996 ....................................................      F-3
   Consolidated Statements of Shareholder's Equity, Years Ended
     December 31,  1998, 1997 and 1996 ................................      F-4
   Consolidated Statements of Cash Flows, Years Ended December 31,
     1998, 1997 and 1996 ..............................................      F-5
   Notes to Consolidated Financial Statements .........................      F-6

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance Quality Bond Fund, Alliance High Yield Fund, Alliance Growth & Income Fund, Alliance Equity Index Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance International Fund, Alliance Aggressive Stock Fund, Alliance Small Cap Growth Fund, Alliance Conservative Investors Fund, Alliance Growth Investors Fund, Alliance Balanced Fund ("Hudson River Trust funds") and the T. Rowe Price Equity Income Fund, EQ/Putnam Growth & Income Value Fund, Merrill Lynch Basic Value Equity Fund, MFS Research Fund, T. Rowe Price International Stock Fund, Morgan Stanley Emerging Markets Equity Fund, Warburg Pincus Small Company Value Fund, MFS Emerging Growth Companies Fund, EQ/Putnam Balanced Fund and Merrill Lynch World Strategy Fund ("EQ Advisors Trust funds"), separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1998 and the results of each of their operations and changes in each of their net assets for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust and in The EQ Advisors Trust at December 31, 1998 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.


PricewaterhouseCoopers LLP
New York, New York
February 8, 1999


                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1998

                                                       FIXED INCOME SERIES:                                    EQUITY SERIES:
                              ------------------------------------------------------------------      ---------------------------
                                                   ALLIANCE                                            T. ROWE
                                ALLIANCE         INTERMEDIATE       ALLIANCE         ALLIANCE           PRICE          EQ/PUTNAM
                                  MONEY           GOVERNMENT         QUALITY           HIGH             EQUITY          GROWTH &
                                 MARKET           SECURITIES          BOND             YIELD            INCOME       INCOME VALUE
                                  FUND               FUND             FUND             FUND              FUND            FUND
                              --------------   --------------   --------------   --------------       ----------     ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost: $ 252,036,846 ...     $253,573,296
             73,048,104 ...                       $75,439,166
            225,936,035 ...                                       $229,303,732
            191,596,765 ...                                                        $170,697,910
             42,202,407 ...                                                                          $43,788,024
             15,594,112 ...                                                                                            $16,754,714
Receivable for Trust shares
    sold ..................               --           73,479               --               --               --                --
Receivable for policy-
    related transactions ..       17,848,216               --               --               --               --                --
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Assets ..............      271,421,512       75,512,645      229,303,732      170,697,910       43,788,024        16,754,714
                                ------------      -----------     ------------     ------------      -----------       -----------
LIABILITIES
Payable for Trust shares
    purchased .............       16,331,370               --          133,581           35,027           23,315             3,033
Payable for policy-
    related transactions ..               --          539,972          210,509          289,889           75,177             8,426
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          414,349          299,334          274,393          136,603          125,779           106,949
                                ------------      -----------     ------------     ------------      -----------       -----------
Total Liabilities .........       16,745,719          839,306          618,483          461,519          224,271          118,408
                                ------------      -----------     ------------     ------------      -----------       -----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $254,675,793      $74,673,339     $228,685,249     $170,236,391      $43,563,753       $16,636,306
                                ============      ===========     ============     ============      ===========       ===========


                                                                        EQUITY SERIES:
                              ---------------------------------------------------------------------------------------------------
                                                                   MERRILL
                                 ALLIANCE         ALLIANCE          LYNCH           ALLIANCE
                                  GROWTH &         EQUITY        BASIC VALUE         COMMON           MFS             ALLIANCE
                                  INCOME            INDEX           EQUITY           STOCK          RESEARCH           GLOBAL
                                   FUND             FUND             FUND             FUND            FUND              FUND
                              --------------    -------------   --------------   --------------   --------------   --------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$  135,380,284 ...     $151,620,795
            307,490,851 ...                      $444,156,167
             20,272,609 ...                                        $20,180,650
          2,256,517,409 ...                                                      $2,945,826,613
             24,727,882 ...                                                                          $28,040,945
            442,031,583 ...                                                                                          $525,592,086
Receivable for Trust shares
    sold ..................               --               --           10,202               --               --               --
Receivable for policy-
    related transactions ..               --        8,872,643               --        3,228,813           63,970          123,333
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Assets ..............      151,620,795      453,028,810       20,190,852    2,949,055,426       28,104,915      525,715,419
                                ------------     ------------      -----------   --------------      -----------     ------------
LIABILITIES
Payable for Trust shares
    purchased .............          162,160        9,264,465               --        5,828,987           82,934            8,286
Payable for policy-
    related transactions ..            7,532               --           29,458               --               --               --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........          275,390          326,244           76,304          699,865           60,594          471,438
                                ------------     ------------      -----------   --------------      -----------     ------------
Total Liabilities .........          445,082        9,590,709          105,762        6,528,852          143,528          479,724
                                ------------     ------------      -----------   --------------      -----------     ------------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......     $151,175,713     $443,438,101      $20,085,090   $2,942,526,574      $27,961,387     $525,235,695
                                ============     ============      ===========   ==============      ===========     ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)
DECEMBER 31, 1998

                                                                        EQUITY SERIES (CONCLUDED):
                              ------------------------------------------------------------------------------------------------------
                                                               MORGAN
                                                               STANLEY                       WARBURG                        MFS
                                                T. ROWE       EMERGING       ALLIANCE        PINCUS         ALLIANCE     EMERGING
                                 ALLIANCE        PRICE         MARKETS      AGGRESSIVE        SMALL         SMALL CAP      GROWTH
                              INTERNATIONAL   INTERNATIONAL    EQUITY         STOCK          COMPANY         GROWTH      COMPANIES
                                  FUND         STOCK FUND       FUND           FUND         VALUE FUND        FUND          FUND
                              ------------   ------------   ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$ 49,817,199 .....    $55,319,650
           29,126,226 .....                   $30,729,309
           12,317,395 .....                                   $9,374,762
          945,225,569 .....                                                $971,940,783
           41,015,034 .....                                                                $36,799,693
           40,047,285 .....                                                                               $48,828,240
           49,044,186 .....                                                                                              $56,040,363
Receivable for Trust shares
    sold ..................             --             --             --     15,756,667         64,794     12,471,839      1,181,194
Receivable for policy-
    related transactions ..             --         22,077             --             --             --             --             --
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Assets ..............     55,319,650     30,751,386      9,374,762    987,697,450     36,864,487     61,300,079     57,221,557
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

LIABILITIES
Payable for Trust shares
    purchased .............         70,336         91,033         18,854             --             --             --             --
Payable for policy-
    related transactions ..         14,372             --          7,369     16,503,396        137,563     12,640,148      1,224,733
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        211,534         52,297      2,334,195        415,973         72,842        188,682         31,895
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------
Total Liabilities .........        296,242        143,330      2,360,418     16,919,369        210,405     12,828,830      1,256,628
                               -----------    -----------     ----------   ------------    -----------    -----------    -----------

NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......    $55,023,408     30,608,056     $7,014,344   $970,778,081    $36,654,082    $48,471,249    $55,964,929
                               ===========    ===========     ==========   ============    ===========    ===========    ===========

                                                       ASSET ALLOCATION SERIES:
                              ------------------------------------------------------------------------
                                                                                            MERRILL
                                ALLIANCE        EQ/           ALLIANCE                       LYNCH
                              CONSERVATIVE     PUTNAM          GROWTH       ALLIANCE         WORLD
                                INVESTORS     BALANCED        INVESTORS     BALANCED        STRATEGY
                                  FUND          FUND            FUND          FUND            FUND
                              ------------   ------------   ------------   ------------   ------------
ASSETS
Investments in shares of
    the Trusts -- at market
    value (Notes 2 and 6)
    Cost:$180,638,791 .....   $202,146,754
            5,761,747 .....                    $6,021,630
          810,703,279 .....                                 $978,408,876
          418,040,777 .....                                                $499,385,640
            4,940,984 .....                                                                 $5,128,718
Receivable for Trust shares
    sold ..................             --             --             --             --             --
Receivable for policy-
    related transactions ..        119,163             --         11,442             --          7,652
                              ------------     ----------   ------------   ------------     ----------
Total Assets ..............    202,265,917      6,021,630    978,420,318    499,385,640      5,136,370
                              ------------     ----------   ------------   ------------     ----------
LIABILITIES
Payable for Trust shares
    purchased .............        102,291          8,663        332,413         82,601          7,657
Payable for policy-
    related transactions ..             --          3,473             --        474,028             --
Amount retained by
    Equitable Life
    in Separate Account
    FP (Note 4) ...........        428,272        120,957        695,497        444,727      1,365,122
                              ------------     ----------   ------------   ------------     ----------
Total Liabilities .........        530,563        133,093      1,027,910      1,001,356      1,372,779
                              ------------     ----------   ------------   ------------     ----------
NET ASSETS ATTRIBUTABLE
    TO POLICYOWNERS .......   $201,735,354     $5,888,537   $977,392,408   $498,384,284     $3,763,591
                              ============     ==========   ============   ============     ==========

See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                            ALLIANCE MONEY
                                                                             MARKET FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,719,684    $9,754,675      $9,126,793
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,204,220     1,101,168       1,025,149
                                                              -----------    ----------      ----------
NET INVESTMENT INCOME ....................................      9,515,464     8,653,507       8,101,644
                                                              -----------    ----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............       (161,314)     (513,800)       (110,954)
        Realized gain distribution from the Trusts .......          7,750        13,435              --
                                                              -----------    ----------      ----------
NET REALIZED GAIN (LOSS) .................................       (153,564)     (500,365)       (110,954)
                                                              -----------    ----------      ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        804,349        24,023          89,976
        End of period ....................................      1,536,450       804,349          24,023
                                                              -----------    ----------      ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        732,101       780,326         (65,953)
                                                              -----------    ----------      ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        578,537       279,961        (176,907)
                                                              -----------    ----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $10,094,001    $8,933,468      $7,924,737
                                                              ===========    ==========      ==========

                                                                         FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                     ALLIANCE INTERMEDIATE GOVERNMENT
                                                                             SECURITIES FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------     ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................     $3,477,938     $2,914,613       $2,367,498
    Expenses (Note 3):
        Mortality and expense risk charges ...............        350,536        282,422          245,038
                                                              -----------     ----------       ----------
NET INVESTMENT INCOME ....................................      3,127,402      2,632,191        2,122,460
                                                              -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         60,260        (95,509)        (490,315)
        Realized gain distribution from the Trusts .......             --             --               --
                                                              -----------     ----------       ----------
NET REALIZED GAIN (LOSS) .................................         60,260        (95,509)        (490,315)
                                                              -----------     ----------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................        868,053       (141,479)         145,522
        End of period ....................................      2,391,062        868,053         (141,479)
                                                              -----------     ----------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................      1,523,009      1,009,532         (287,001)
                                                              -----------     ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      1,583,269        914,023         (777,316)
                                                              -----------     ----------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $4,710,671     $3,546,214       $1,345,144
                                                              ===========     ==========       ==========

                                                                          FIXED INCOME SERIES:
                                                             --------------------------------------------
                                                                          ALLIANCE QUALITY
                                                                             BOND FUND
                                                             --------------------------------------------
                                                                  1998            1997             1996
                                                             ------------    ------------    ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................    $10,317,238   $  8,869,740       $8,972,983
    Expenses (Note 3):
        Mortality and expense risk charges ...............      1,106,136        845,069          869,312
                                                              -----------   ------------       ----------
NET INVESTMENT INCOME ....................................      9,211,102      8,024,671        8,103,671
                                                              -----------   ------------       ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............         34,937       (504,580)      (1,130,915)
        Realized gain distribution from the Trusts .......      4,596,907             --               --
                                                              -----------   ------------       ----------
NET REALIZED GAIN (LOSS) .................................      4,631,844       (504,580)      (1,130,915)
                                                              -----------   ------------       ----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................      2,395,718     (1,961,822)      (2,105,676)
        End of period ....................................      3,367,697      2,395,718       (1,961,822)
                                                              -----------   ------------       ----------
    Change in unrealized appreciation (depreciation)
        during the period ................................        971,979      4,357,540          143,854
                                                              -----------   ------------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................      5,603,823      3,852,960         (987,061)
                                                              -----------   ------------       ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $14,814,925    $11,877,631       $7,116,610
                                                              ===========    ===========       ==========

----------
See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    FIXED INCOME SERIES (CONCLUDED):
                                                                             -------------------------------------------
                                                                                               ALLIANCE
                                                                                              HIGH YIELD
                                                                                                 FUND
                                                                             -------------------------------------------
                                                                                 1998            1997              1996
                                                                             ------------    ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $ 18,449,747    $12,918,934     $ 8,696,039
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      1,007,106        789,982         518,429
                                                                             ------------    -----------     -----------
NET INVESTMENT INCOME ....................................................     17,442,641     12,128,952       8,177,610
                                                                             ------------    -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     (2,344,392)       936,554         939,559
        Realized gain distribution from
           the Trusts ....................................................      3,396,523      6,365,633       6,119,053
                                                                             ------------    -----------     -----------
NET REALIZED GAIN (LOSS) .................................................      1,052,131      7,302,187       7,058,612
                                                                             ------------    -----------     -----------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................      8,622,836      5,664,824       3,823,981
        End of period ....................................................    (20,898,854)     8,622,836       5,664,824
                                                                             ------------    -----------     -----------
    Change in unrealized appreciation
        (depreciation) during the period .................................    (29,521,690)     2,958,012       1,840,843
                                                                             ------------    -----------     -----------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    (28,469,559)    10,260,199       8,899,455
                                                                             ------------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $(11,026,918)   $22,389,151     $17,077,065
                                                                             ============    ===========     ============

                                                                                                  EQUITY SERIES:
                                                                             ----------------------------------------------------
                                                                                       T. ROWE
                                                                                  PRICE EQUITY INCOME          EQ/PUTNAM GROWTH
                                                                                         FUND                & INCOME VALUE FUND
                                                                             -------------------------      ---------------------
                                                                                 1998           1997*           1998       1997*
                                                                             ----------     ----------      ----------   --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $  722,954     $  145,613      $  143,999   $ 33,273
    Expenses (Note 3):
        Mortality and expense risk charges ...............................      173,802         29,706          56,995      9,655
                                                                             ----------     ----------      ----------   --------
NET INVESTMENT INCOME ....................................................      549,152        115,907          87,004     23,618
                                                                             ----------     ----------      ----------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................      341,473         56,634         209,398      1,078
        Realized gain distribution from
           the Trusts ....................................................      930,853         53,840         130,047     27,226
                                                                             ----------     ----------      ----------   --------
NET REALIZED GAIN (LOSS) .................................................    1,272,326        110,474         339,445     28,304
                                                                             ----------     ----------      ----------   --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    1,073,548             --         269,561         --
        End of period ....................................................    1,585,616      1,073,548       1,160,602    269,561
                                                                             ----------     ----------      ----------   --------
    Change in unrealized appreciation
        (depreciation) during the period .................................      512,068      1,073,548         891,041    269,561
                                                                             ----------     ----------      ----------   --------
NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS ...............................................    1,784,394      1,184,022       1,230,486    297,865
                                                                             ----------     ----------      ----------   --------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS ...........................................   $2,333,546     $1,299,929      $1,317,490   $321,483
                                                                             ==========     ==========      ==========   ========

                                                                                              EQUITY SERIES:
                                                                             -------------------------------------------
                                                                                                 ALLIANCE
                                                                                             GROWTH & INCOME
                                                                                                  FUND
                                                                             ---------------------------------------------
                                                                                   1998            1997            1996
                                                                             ------------      ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts........................................    $   415,436       $   636,335     $  525,200
    Expenses (Note 3):
        Mortality and expense risk charges ...............................       668,795           358,997        155,175
                                                                             ------------      -----------     ----------

NET INVESTMENT INCOME ....................................................      (253,359)          277,338        370,025
                                                                             -----------       -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............................     7,289,936           530,421          5,198
        Realized gain distribution from
           the Trusts ....................................................    12,146,928         5,006,247      1,943,415
                                                                             -----------       -----------     ----------

NET REALIZED GAIN (LOSS) .................................................    19,436,864         5,536,668      1,948,613
                                                                             -----------       -----------     ----------

    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................................    13,021,603         5,074,338      2,123,346
        End of period ....................................................    16,240,511        13,021,603      5,074,338
                                                                             -----------       -----------     ----------

    Change in unrealized appreciation
        (depreciation) during the period .................................     3,218,908         7,947,265      2,950,992
                                                                             -----------       -----------     ----------

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................................    22,655,772        13,483,933      4,899,605
                                                                             -----------       -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................................   $22,402,413       $13,761,271     $5,269,630
                                                                             ===========       ===========     ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                 EQUITY SERIES (CONTINUED):
                                                            -------------------------------------------------------------------
                                                                             ALLIANCE                         MERRILL LYNCH
                                                                           EQUITY INDEX                        BASIC VALUE
                                                                               FUND                            EQUITY FUND
                                                            -------------------------------------------   ----------------------
                                                               1998            1997            1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $  3,958,217   $ 2,610,223     $ 1,751,848    $ 192,441     $ 35,810
    Expenses (Note 3):
        Mortality and expense risk charges ..............      1,862,376       977,620         605,961       66,427        9,349
                                                            ------------   -----------     -----------    ---------     --------
NET INVESTMENT INCOME (LOSS) ............................      2,095,841     1,632,603       1,145,887      126,014       26,461
                                                            ------------   -----------     -----------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............      5,460,381      (414,497)      8,013,073      207,032        6,656
        Realized gain distribution from
           the Trusts ...................................        128,151       850,437       3,889,944      667,083       33,738
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED GAIN (LOSS) ................................      5,588,532       435,940      11,903,017      874,115       40,394
                                                            ------------   -----------     -----------    ---------     --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................     63,055,426    21,448,224      12,451,765      135,003           --
           End of period ................................    136,665,316    63,055,426      21,448,224      (91,959)     135,003
                                                            ------------   -----------     -----------    ---------     --------
    Change in unrealized appreciation
        (depreciation) during the period ................     73,609,890    41,607,202       8,996,459     (226,962)     135,003
                                                            ------------   -----------     -----------    ---------     --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................     79,198,422    42,043,142      20,899,476      647,153      175,397
                                                            ------------   -----------     -----------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $ 81,294,263   $43,675,745     $22,045,363    $ 773,167     $201,858
                                                            ============   ===========     ===========    ==========    ========

                                                                                     EQUITY SERIES (CONTINUED):
                                                            --------------------------------------------------------------------
                                                                            ALLIANCE                                 MFS
                                                                          COMMON STOCK                            RESEARCH
                                                                              FUND                                  FUND
                                                            -------------------------------------------   ----------------------
                                                                 1998         1997             1996          1998         1997*
                                                            ------------   ------------    ------------   ----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts .......................   $ 15,939,680   $ 10,668,337    $ 11,773,551   $   71,137    $ 20,442
    Expenses (Note 3):
        Mortality and expense risk charges ..............     14,600,706     11,435,936       8,267,795       86,044      13,127
                                                            ------------   ------------    ------------   ----------    --------
NET INVESTMENT INCOME (LOSS) ............................      1,338,974       (767,599)      3,505,756      (14,907)      7,315
                                                            ------------   ------------    ------------   ----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments .............    169,109,310     53,841,049      30,128,838      494,412       6,989
        Realized gain distribution from
           the Trusts ...................................    353,834,250    164,814,473     157,423,606           --      81,156
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED GAIN (LOSS) ................................    522,943,560    218,655,522     187,552,444      494,412      88,145
                                                            ------------   ------------    ------------   ----------    --------
   Unrealized appreciation (depreciation) on investments:
           Beginning of period ..........................    567,231,009    294,432,897     181,824,279      249,382          --
           End of period ................................    689,309,204    567,231,009     294,432,897    3,313,063     249,382
                                                            ------------   ------------    ------------   ----------    --------
    Change in unrealized appreciation
        (depreciation) during the period ................    122,078,195    272,798,112     112,608,618    3,063,681     249,382
                                                            ------------   ------------    ------------   ----------    --------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ...............................    645,021,755    491,453,634     300,161,062    3,558,093     337,527
                                                            ------------   ------------    ------------   ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...........................   $646,360,729   $490,686,035    $303,666,818   $3,543,186    $344,842
                                                            ============   ============    ============   ==========    ========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------
                                                                             ALLIANCE
                                                                              GLOBAL
                                                                               FUND
                                                             -----------------------------------------
                                                                1998           1997            1996
                                                             -----------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 5,636,672    $ 8,803,070    $ 7,019,392
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,777,697      2,805,310      2,314,066
                                                             -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................     2,858,975      5,997,760      4,705,326
                                                             -----------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    17,406,382     30,411,238      4,971,547
        Realized gain distribution from
           the Trusts ....................................    33,241,409     26,426,403     18,802,992
                                                             -----------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................    50,647,791     56,837,641     23,774,539
                                                             -----------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................    46,113,189     58,618,054     36,525,596
           End of period .................................    83,560,503     46,113,189     58,618,054
                                                             -----------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    37,447,314    (12,504,865)    22,092,458
                                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    88,095,105     44,332,776     45,866,997
                                                             -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $90,954,080    $50,330,536    $50,572,323
                                                             ===========    ===========    ===========

                                                                       EQUITY SERIES (CONTINUED):
                                                             ---------------------------------------
                                                                             ALLIANCE
                                                                           INTERNATIONAL
                                                                               FUND
                                                             ---------------------------------------
                                                                 1998          1997           1996
                                                             ----------    -----------    ----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  996,913    $ 1,386,732    $  575,524
    Expenses (Note 3):
        Mortality and expense risk charges ...............      289,066        297,278       164,149
                                                             ----------    -----------    ----------
NET INVESTMENT INCOME (LOSS) .............................      707,847      1,089,454       411,375
                                                             ----------    -----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............   (3,606,669)       (57,635)      (28,490)
        Realized gain distribution from
           the Trusts ....................................       10,663      2,325,403       737,771
                                                             ----------    -----------    ----------
NET REALIZED GAIN (LOSS) .................................   (3,596,006)     2,267,768       709,281
                                                             ----------    -----------    ----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................   (2,793,834)     1,857,793       667,906
           End of period .................................    5,502,451     (2,793,834)    1,857,793
                                                             ----------    -----------    ----------
    Change in unrealized appreciation
        (depreciation) during the period .................    8,296,285     (4,651,627)    1,189,887
                                                             ----------    -----------    ----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    4,700,279     (2,383,859)    1,899,168
                                                             ----------    -----------    ----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $5,408,126    $(1,294,405)   $2,310,543
                                                             ==========    ============   ==========

                                                                            EQUITY SERIES (CONTINUED):
                                                             -----------------------------------------------------
                                                                                              MORGAN STANLEY
                                                                  T. ROWE PRICE          EMERGING MARKETS EQUITY
                                                             INTERNATIONAL STOCK FUND             FUND
                                                             ------------------------   --------------------------
                                                                  1998        1997*          1998           1997**
                                                             ----------    ---------    -----------    -----------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  258,382    $   2,393    $    37,240    $    16,623
    Expenses (Note 3):
        Mortality and expense risk charges ...............      119,672       26,332         23,921          2,862
                                                             ----------    ---------    -----------    -----------
NET INVESTMENT INCOME (LOSS) .............................      138,710      (23,939)        13,319         13,761
                                                             ----------    ---------    -----------    -----------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      354,551      (50,331)      (637,290)       (14,566)
        Realized gain distribution from
           the Trusts ....................................          268           --             --             --
                                                             ----------    ---------    -----------    -----------
NET REALIZED GAIN (LOSS) .................................      354,819      (50,331)      (637,290)       (14,566)
                                                             ----------    ---------    -----------    -----------
    Unrealized appreciation (depreciation) on investments:
           Beginning of period ...........................     (820,718)          --     (1,079,388)            --
           End of period .................................    1,603,083     (820,718)    (2,942,633)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
    Change in unrealized appreciation
        (depreciation) during the period .................    2,423,801     (820,718)    (1,863,245)    (1,079,388)
                                                             ----------    ---------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS ................................    2,778,620     (871,049)    (2,500,535)    (1,093,954)
                                                             ----------    ---------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ............................   $2,917,330    $(894,988)   $(2,487,216)   $(1,080,193)
                                                             ==========    =========    ===========    ===========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
 + Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                        EQUITY SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------------
                                                                              ALLIANCE                        WARBURG PINCUS SMALL
                                                                          AGGRESSIVE STOCK FUND               COMPANY VALUE FUND
                                                             -------------------------------------------   ------------------------
                                                                   1998          1997            1996           1998         1997*
                                                             ------------    -----------    ------------   -----------    ---------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $  4,461,389    $ 1,311,613    $  1,661,263    $  171,716    $  21,651
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,581,296      5,299,127       4,086,388       168,543       44,889
                                                             ------------    -----------    ------------   -----------    ---------
NET INVESTMENT INCOME (LOSS) .............................     (1,119,907)    (3,987,514)     (2,425,125)        3,173      (23,238)
                                                             ------------    -----------    ------------   -----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (39,688,312)    28,217,939      30,549,608      (142,969)      29,803
        Realized gain distribution from
           the Trusts ....................................     46,528,461     79,729,154     133,080,595            --      110,391
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED GAIN (LOSS) .................................      6,840,149    107,947,093     163,630,203      (142,969)     140,194
                                                             ------------    -----------    ------------   -----------    ---------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................     32,695,620     46,617,235      80,271,118      (228,709)          --
        End of period ....................................     26,715,214     32,695,620      46,617,235    (4,215,340)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
    Change in unrealized appreciation (depreciation)
        during the period ................................     (5,980,406)   (13,921,615)    (33,653,883)   (3,986,631)    (228,709)
                                                             ------------    -----------    ------------   -----------    ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................        859,743     94,025,478     129,976,320    (4,129,600)     (88,515)
                                                             ------------    -----------    ------------   -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   (260,164)   $90,037,964    $127,551,195   $(4,126,427)   $(111,753)
                                                             ============    ===========    ============   ===========    =========

                                                                             EQUITY SERIES (CONCLUDED):
                                                             ---------------------------------------------------
                                                                   ALLIANCE SMALL CAP          MFS EMERGING
                                                                        GROWTH               GROWTH COMPANIES
                                                                         FUND                      FUND
                                                             -------------------------   -----------------------
                                                                 1998          1997*         1998         1997*
                                                             -----------     --------    -----------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $     4,062    $   4,189    $       969    $ 24,358
    Expenses (Note 3):
        Mortality and expense risk charges ...............       215,285       41,540        157,484      18,835
                                                             -----------     --------    -----------    --------
NET INVESTMENT INCOME (LOSS) .............................      (211,223)     (37,351)      (156,515)      5,523
                                                             -----------     --------    -----------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............    (7,585,521)    (609,208)     4,270,964     161,034
        Realized gain distribution from
           the Trusts ....................................            --      545,833             --     296,998
                                                             -----------     --------    -----------    --------
NET REALIZED GAIN (LOSS) .................................    (7,585,521)     (63,375)     4,270,964     458,032
                                                             -----------     --------    -----------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................       771,812           --        171,320          --
        End of period ....................................     8,780,955      771,812      6,996,177     171,320
                                                             -----------     --------    -----------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     8,009,143      771,812      6,824,857     171,320
                                                             -----------     --------    -----------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................       423,622      708,437     11,095,821     629,352
                                                             -----------     --------    -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $   212,399    $ 671,086    $10,939,306    $634,875
                                                             ===========    =========    ===========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                                    ASSET ALLOCATION SERIES:
                                                             ---------------------------------------------------------------
                                                                              ALLIANCE                           EQ/
                                                                        CONSERVATIVE INVESTORS             PUTNAM BALANCED
                                                                               FUND                             FUND
                                                             ---------------------------------------   ---------------------
                                                                 1998          1997          1996        1998         1997
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 7,360,794   $ 7,217,860   $ 7,737,745    $111,099    $ 46,468
    Expenses (Note 3):
        Mortality and expense risk charges ...............     1,136,634     1,066,078     1,046,858      18,744       2,741
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     6,224,160     6,151,782     6,690,887      92,355      43,727
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     1,432,988       818,458      (752,434)    348,952         561
        Realized gain distribution from
           the Trusts ....................................    10,768,916     5,486,742     4,429,977      71,044      31,119
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    12,201,904     6,305,200     3,677,543     419,996      31,680
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    16,228,145     7,700,135    10,362,120     270,232          --
        End of period ....................................    21,507,963    16,228,145     7,700,135     259,882     270,232
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................     5,279,818     8,528,010    (2,661,985)    (10,350)    270,232
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    17,481,722    14,833,210     1,015,558     409,646     301,912
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $23,705,882   $20,984,992   $ 7,706,445    $502,001    $345,639
                                                             ===========   ===========   ===========    ========    ========

                                                                       ASSET ALLOCATION SERIES:
                                                             ------------------------------------------
                                                                               ALLIANCE
                                                                           GROWTH INVESTORS
                                                                                FUND
                                                             ------------------------------------------
                                                                  1998          1997           1996
                                                             ------------   ------------   ------------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $ 18,252,039   $ 19,280,574   $ 15,504,412
    Expenses (Note 3):
        Mortality and expense risk charges ...............      5,194,905      4,570,289      3,746,683
                                                             ------------   ------------   ------------
NET INVESTMENT INCOME ....................................     13,057,134     14,710,285     11,757,729
                                                             ------------   ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............      7,745,162     10,531,767      1,799,247
        Realized gain distribution from
           the Trusts ....................................     78,060,201     42,780,443     73,474,967
                                                             ------------   ------------   ------------
NET REALIZED GAIN (LOSS) .................................     85,805,363     53,312,210     75,274,214
                                                             ------------   ------------   ------------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    115,056,641     67,150,693     81,785,873
        End of period ....................................    167,705,600    115,056,641     67,150,693
                                                             ------------   ------------   ------------
    Change in unrealized appreciation (depreciation)
        during the period ................................     52,648,959     47,905,948    (14,635,180)
                                                             ------------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    138,454,322    101,218,158     60,639,034
                                                             ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $151,511,456   $115,928,443   $ 72,396,763
                                                             ============   ============   ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           ASSET ALLOCATION SERIES (CONCLUDED):
                                                             ----------------------------------------------------------------
                                                                                                          MERRILL LYNCH WORLD
                                                                     ALLIANCE BALANCED FUND                 STRATEGY   FUND
                                                             ---------------------------------------    --------------------
                                                                 1998         1997         1996          1998        1997*
                                                             -----------   -----------   -----------    --------    --------
INCOME AND EXPENSES:
    Investment Income (Note 2):
        Dividends from the Trusts ........................   $12,467,646   $13,756,520   $13,094,730    $ 36,750    $ 17,124
    Expenses (Note 3):
        Mortality and expense risk charges ...............     2,765,767     2,544,300     2,490,188      12,469       2,678
                                                             -----------   -----------   -----------    --------    --------
NET INVESTMENT INCOME ....................................     9,701,879    11,212,220    10,604,542      24,281      14,446
                                                             -----------   -----------   -----------    --------    --------
REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS (Note 2):
        Realized gain (loss) on investments ..............     2,733,445     5,910,524      (873,535)     19,432      (3,626)
        Realized gain distribution from
           the Trusts ....................................    41,525,872    21,117,088    34,113,772          --      38,995
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED GAIN (LOSS) .................................    44,259,317    27,027,612    33,240,237      19,432      35,369
                                                             -----------   -----------   -----------    --------    --------
    Unrealized appreciation (depreciation) on investments:
        Beginning of period ..............................    60,878,286    42,382,824    43,097,187     (37,926)         --
        End of period ....................................    81,344,863    60,878,286    42,382,824     187,734     (37,926)
                                                             -----------   -----------   -----------    --------    --------
    Change in unrealized appreciation (depreciation)
        during the period ................................    20,466,577    18,495,462      (714,363)    225,660     (37,926)
                                                             -----------   -----------   -----------    --------    --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS .......................................    64,725,894    45,523,074    32,525,874     245,092      (2,557)
                                                             -----------   -----------   -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $74,427,773   $56,735,294   $43,130,416    $269,373    $ 11,889
                                                             ===========   ===========   ===========    ========    ========

----------
See Notes to Financial Statements.

* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS:
FOR THE YEARS ENDED DECEMBER 31,

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                            ALLIANCE MONEY
                                                             MARKET FUND
                                            -----------------------------------------------
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $   9,515,464    $   8,653,507    $  8,101,644
    Net realized gain (loss) ............        (153,564)        (500,365)       (110,954)
    Change in unrealized appreciation
        (depreciation) on investments ...         732,101          780,326         (65,953)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from operations .................      10,094,001        8,933,468       7,924,737
                                            -------------    -------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     229,608,273      234,059,930     101,890,108
    Benefits and other policy-related
        transactions (Note 3) ...........     (41,370,215)     (40,687,124)    (38,404,209)
    Net transfers among funds and
        guaranteed interest account .....    (128,607,686)    (259,049,840)    (36,607,946)
                                            -------------    -------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      59,630,372      (65,677,034)     26,877,953
                                            -------------    -------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........        (128,382)         (49,726)        (63,127)
                                            -------------    -------------    ------------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      69,595,991      (56,793,292)     34,739,563
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     185,079,802      241,873,094     207,133,531
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $ 254,675,793    $ 185,079,802    $241,873,094
                                            =============    =============    =============

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                    ALLIANCE INTERMEDIATE GOVERNMENT
                                                            SECURITIES FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............   $ 3,127,402       $ 2,632,191    $ 2,122,460
    Net realized gain (loss) ............        60,260           (95,509)      (490,315)
    Change in unrealized appreciation
        (depreciation) on investments ...     1,523,009         1,009,532       (287,001)
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from operations .................     4,710,671         3,546,214      1,345,144
                                            -----------       -----------     ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    11,828,290         8,749,531     10,397,104
    Benefits and other policy-related
        transactions (Note 3) ...........    (9,081,050)       (5,971,751)    (7,387,385)
    Net transfers among funds and
        guaranteed interest account .....     9,141,659         7,704,724      2,645,675
                                            -----------       -----------     ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    11,888,899        10,482,504      5,655,394
                                            -----------       -----------     ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........     (44,024)            (38,337)       (22,170)
                                            ----------         ----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,555,546        13,990,381      6,978,368
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    58,117,793        44,127,412     37,149,044
                                            -----------       -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $74,673,339       $58,117,793    $44,127,412
                                            =============     ===========    ===========

                                                         FIXED INCOME SERIES:
                                            -----------------------------------------------
                                                             ALLIANCE QUALITY
                                                                BOND FUND
                                                 1998             1997             1996
                                            -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income ...............    $ 9,211,102      $ 8,024,671     $   8,103,671
    Net realized gain (loss) ............      4,631,844         (504,580)       (1,130,915)
    Change in unrealized appreciation
        (depreciation) on investments ...        971,979        4,357,540           143,854
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from operations .................     14,814,925       11,877,631         7,116,610
                                             -----------      -----------      ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     14,952,560        8,423,097         5,753,712
    Benefits and other policy-related
        transactions (Note 3) ...........     (5,388,113)      (3,002,993)      (32,021,058)
    Net transfers among funds and
        guaranteed interest account .....     49,220,715       12,678,032         6,117,471
                                             -----------      -----------      ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     58,785,162       18,098,136       (20,149,875)
                                             -----------      -----------      ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (55,324)         (49,594)        (39,868)
                                            -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      73,544,763       29,926,173     (13,073,133)
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     155,140,486      125,214,313     138,287,446
                                            -------------    -------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $228,685,249     $155,140,486    $125,214,313
                                             ============     ============    ============

----------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                     FIXED INCOME SERIES (CONCLUDED):             EQUITY SERIES:
                                            --------------------------------------------   ------------------------------
                                                               ALLIANCE                           T. ROWE PRICE
                                                              HIGH YIELD                          EQUITY INCOME
                                                                 FUND                                 FUND
                                            --------------------------------------------    --------------------------
                                               1998            1997            1996             1998          1997*
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 17,442,641    $ 12,128,952    $  8,177,610    $   549,152    $   115,907
    Net realized gain (loss) ............      1,052,131       7,302,187       7,058,612      1,272,326        110,474
    Change in unrealized appreciation
        (depreciation) on investments ...    (29,521,690)      2,958,012       1,840,843        512,068      1,073,548
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................    (11,026,918)     22,389,151      17,077,065      2,333,546      1,299,929
                                            ------------    ------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     36,502,728      26,933,221      19,454,716     11,367,975      2,540,460
    Benefits and other policy-
        related transactions (Note 3) ...    (20,288,710)    (14,530,462)    (16,165,764)    (4,190,748)      (351,660)
    Net transfers among funds and
        guaranteed interest account .....      2,677,159      26,385,799       9,301,980     16,615,531     14,259,773
                                            ------------    ------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     18,891,177      38,788,558      12,590,932     23,792,758     16,448,573
                                            ------------    ------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         (6,237)       (189,179)       (209,120)       (25,615)      (285,438)
                                            ------------    ------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      7,858,022      60,988,530      29,458,877     26,100,689     17,463,064
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    162,378,369     101,389,839      71,930,962     17,463,064             --
                                            ------------    ------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $170,236,391    $162,378,369    $101,389,839    $43,563,753    $17,463,064
                                            ============    ============    ============    ===========    ===========

                                                                       EQUITY SERIES:
                                            -----------------------------------------------------------------------
                                                     EQ/PUTNAM                            ALLIANCE
                                                  GROWTH & INCOME                     GROWTH & INCOME
                                                     VALUE FUND                             FUND
                                            -------------------------    ------------------------------------------
                                               1998          1997*          1998            1997           1996
                                            -----------    ----------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    87,004    $   23,618    $   (253,359)   $   277,338    $   370,025
    Net realized gain (loss) ............       339,445        28,304      19,436,864      5,536,668      1,948,613
    Change in unrealized appreciation
        (depreciation) on investments ...       891,041       269,561       3,218,908      7,947,265      2,950,992
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................     1,317,490       321,483      22,402,413     13,761,271      5,269,630
                                            -----------    ----------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     5,099,897     1,149,748      30,251,270     17,923,903     11,382,745
    Benefits and other policy-
        related transactions (Note 3) ...    (1,485,166)     (154,351)    (12,461,722)    (6,498,823)    (2,909,569)
    Net transfers among funds and
        guaranteed interest account .....     6,086,532     4,539,465      23,343,531     25,301,886      5,211,758
                                            -----------    ----------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     9,701,263     5,534,862      41,133,079     36,726,966     13,684,934
                                            -----------    ----------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (46,809)     (191,983)       (206,574)      (107,895)      (106,424)
                                            -----------    ----------    ------------    -----------    -----------

INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    10,971,944     5,664,362      63,328,918     50,380,342     18,848,140
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     5,664,362            --      87,846,795     37,466,453     18,618,313
                                            -----------    ----------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $16,636,306    $5,664,362    $151,175,713    $87,846,795    $37,466,453
                                            ===========    ==========    ============    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                      EQUITY SERIES (CONTINUED):
                                            ------------------------------------------------------------------------
                                                              ALLIANCE
                                                             EQUITY INDEX                  MERRILL LYNCH BASIC VALUE
                                                                FUND                              EQUITY FUND
                                            -------------------------------------------    --------------------------
                                                1998            1997           1996            1998          1997*
                                            ------------    ------------    -----------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,095,841    $  1,632,603    $  1,145,887   $   126,014    $   26,461
    Net realized gain (loss) ............      5,588,532         435,940      11,903,017       874,115        40,394
    Change in unrealized appreciation
        (depreciation) on investments ...     73,609,890      41,607,202       8,996,459      (226,962)      135,003
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from operations .................     81,294,263      43,675,745      22,045,363       773,167       201,858
                                            ------------    ------------     -----------   -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     82,390,480      53,262,239      33,692,683     6,388,355     1,097,822
    Benefits and other policy-
        related transactions (Note 3) ...    (34,756,406)    (18,975,147)    (56,493,042)   (1,430,414)     (135,034)
    Net transfers among funds and
        guaranteed interest account .....     74,806,928      67,867,827      23,434,912     8,794,685     4,661,128
                                            ------------    ------------     -----------   -----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    122,441,002     102,154,919         634,553    13,752,626     5,623,916
                                            ------------    ------------     -----------   -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (229,250)       (136,089)        (66,020)      (62,140)     (204,337)
                                            ------------    ------------     -----------   -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    203,506,015     145,694,575      22,613,896    14,463,653     5,621,437
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    239,932,086      94,237,511      71,623,615     5,621,437            --
                                            ------------    ------------     -----------   -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $443,438,101    $239,932,086    $ 94,237,511   $20,085,090    $5,621,437
                                            ============    ============    ============   ===========    ==========

                                                                         EQUITY SERIES (CONTINUED):
                                            -------------------------------------------------------------------------------
                                                                   ALLIANCE                                  MFS
                                                                 COMMON STOCK                             RESEARCH
                                                                     FUND                                   FUND
                                            --------------------------------------------------    -------------------------
                                                 1998                1997             1996            1998           1997*
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $    1,338,974    $     (767,599)   $    3,505,756    $   (14,907)   $    7,315
    Net realized gain (loss) ............      522,943,560       218,655,522       187,552,444        494,412        88,145
    Change in unrealized appreciation
        (depreciation) on investments ...      122,078,195       272,798,112       112,608,618      3,063,681       249,382
                                            --------------    --------------    --------------    -----------    ----------
    Net increase (decrease) in net assets
        from operations .................      646,360,729       490,686,035       303,666,818      3,543,186       344,842
                                            --------------    --------------    --------------    -----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............      322,874,015       282,279,826       271,193,481      6,795,257     1,177,137
    Benefits and other policy-
        related transactions (Note 3) ...     (250,079,870)     (199,662,183)     (154,302,728)    (1,705,211)     (162,042)
    Net transfers among funds and
        guaranteed interest account .....       24,136,275        56,849,823         4,064,266     12,108,388     6,389,251
                                            --------------    --------------    --------------    -----------    ----------

    Net increase (decrease) in net assets
        from policy-related
        transactions.....................       96,930,420       139,467,466       120,955,019     17,198,434     7,404,346
                                            --------------    --------------    --------------    -----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (1,609,215)          (86,740)         (429,232)      (208,262)     (321,159)
                                            --------------    --------------    --------------    -----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      741,681,934       630,066,761       424,192,605     20,533,358     7,428,029
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    2,200,844,640     1,570,777,879     1,146,585,274      7,428,029            --
                                            --------------    --------------    --------------    -----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $2,942,526,574    $2,200,844,640    $1,570,777,879    $27,961,387    $7,428,029
                                            ==============    ==============    ==============    ===========    ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                           EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------------------------------
                                                                 ALLIANCE                                    ALLIANCE
                                                                 GLOBAL                                   INTERNATIONAL
                                                                  FUND                                        FUND
                                            --------------------------------------------    ---------------------------------------
                                                 1998            1997            1996            1998         1997         1996
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  2,858,975    $  5,997,760    $  4,705,326    $   707,847   $ 1,089,454   $   411,375
    Net realized gain (loss) ............     50,647,791      56,837,641      23,774,539     (3,596,006)    2,267,768       709,281
    Change in unrealized appreciation
        (depreciation) on investments ...     37,447,314     (12,504,865)     22,092,458      8,296,285    (4,651,627)    1,189,887
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from operations .................     90,954,080      50,330,536      50,572,323      5,408,126    (1,294,405)    2,310,543
                                            ------------    ------------    ------------    -----------   -----------   -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     78,722,218      85,714,413      96,457,308     13,567,993    14,198,839    12,055,154
    Benefits and other policy-
        related transactions (Note 3) ...    (52,796,664)    (48,793,564)    (43,292,191)    (5,406,284)   (4,716,765)   (2,295,079)
    Net transfers among funds and
        guaranteed interest account .....    (21,919,102)    (89,131,113)     (4,363,741)    (4,357,456)   (3,886,303)   17,095,516
                                            ------------    ------------    ------------    -----------   -----------   -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      4,006,452     (52,210,264)     48,801,376      3,804,253     5,595,771    26,855,591
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........       (475,143)       (147,270)        (93,415)       (39,453)      (27,091)      (21,865)
                                            ------------    ------------    ------------    -----------   -----------   -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     94,485,389      (2,026,998)     99,280,284      9,172,926     4,274,275    29,144,269
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    430,750,306     432,777,304     333,497,020     45,850,482    41,576,207    12,431,938
                                            ------------    ------------    ------------    -----------   -----------   -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $525,235,695    $430,750,306    $432,777,304    $55,023,408   $45,850,482   $41,576,207
                                            ============    ============    ============    ===========   ===========   ===========

                                                                EQUITY SERIES (CONTINUED):
                                            ----------------------------------------------------------------
                                                                                      MORGAN STANLEY
                                                      T. ROWE PRICE               EMERGING MARKETS EQUITY
                                                 INTERNATIONAL STOCK FUND                  FUND
                                            ------------------------------    ------------------------------
                                                 1998              1997*            1998           1997**
                                            -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $   138,710       $   (23,939)     $   13,319      $   13,761
    Net realized gain (loss) ............       354,819           (50,331)       (637,290)        (14,566)
    Change in unrealized appreciation
        (depreciation) on investments ...     2,423,801          (820,718)     (1,863,245)     (1,079,388)
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from operations .................     2,917,330          (894,988)     (2,487,216)     (1,080,193)
                                            -----------       -----------      ----------      ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     7,881,587         2,268,440       2,442,975         323,739
    Benefits and other policy-
        related transactions (Note 3) ...    (2,527,577)         (295,221)       (488,932)         (7,501)
    Net transfers among funds and
        guaranteed interest account .....     8,401,386        12,953,165       4,158,460       2,483,527
                                            -----------       -----------      ----------      ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    13,755,396        14,926,384       6,112,503       2,799,765
                                            -----------       -----------      ----------      ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (156,349)           60,283         861,681         807,804
                                            -----------       -----------      ----------      ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    16,516,377        14,091,679       4,486,968       2,527,376
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    14,091,679                --       2,527,376              --
                                            -----------       -----------      ----------      ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $30,608,056       $14,091,679      $7,014,344      $2,527,376
                                            ===========       ===========      ==========      ==========

----------
See Notes to Financial Statements.
 * Commencement of Operations on May 1, 1997.
** Commencement of Operations on August 20, 1997.
+  Formerly known as Equitable Variable Life Insurance Company Separate Account
   FP.


                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                        EQUITY SERIES (CONCLUDED):
                                            ----------------------------------------------------------------------------
                                                                ALLIANCE
                                                             AGGRESSIVE STOCK                   WARBURG PINCUS SMALL
                                                                 FUND                            COMPANY VALUE FUND
                                            ----------------------------------------------    --------------------------
                                                1998             1997             1996           1998           1997*
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (1,119,907)   $  (3,987,514)   $ (2,425,125)   $     3,173    $   (23,238)
    Net realized gain (loss) ............       6,840,149      107,947,093     163,630,203       (142,969)       140,194
    Change in unrealized appreciation
        (depreciation) on investments ...      (5,980,406)     (13,921,615)    (33,653,883)    (3,986,631)      (228,709)
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................        (260,164)      90,037,964     127,551,195     (4,126,427)      (111,753)
                                            -------------    -------------    ------------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     172,792,283      179,662,167     167,830,465     13,378,658      4,397,634
    Benefits and other policy-
        related transactions (Note 3) ...    (115,442,947)    (107,529,554)    (85,246,883)    (4,042,103)      (608,891)
    Net transfers among funds and
        guaranteed interest account .....     (43,660,488)       1,712,877      28,481,572      7,112,707     20,737,304
                                            -------------    -------------    ------------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      13,688,848       73,845,490     111,065,154     16,449,262     24,526,047
                                            -------------    -------------    ------------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........         308,967         (442,155)       (205,349)        31,073       (114,120)
                                            -------------    -------------    ------------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........      13,737,651      163,441,299     238,411,000     12,353,908     24,300,174
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................     957,040,430      793,599,131     555,188,131     24,300,174             --
                                            -------------    -------------    ------------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........    $970,778,081     $957,040,430    $793,599,131    $36,654,082    $24,300,174
                                             ============     ============    ============    ===========    ===========

                                                          EQUITY SERIES (CONCLUDED):
                                            --------------------------------------------------------
                                             ALLIANCE SMALL CAP GROWTH       MFS EMERGING GROWTH
                                                        FUND                    COMPANIES FUND
                                            --------------------------    --------------------------
                                                1998           1997*         1998            1997*
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  (211,223)   $   (37,351)   $  (156,515)   $     5,523
    Net realized gain (loss) ............    (7,585,521)       (63,375)     4,270,964        458,032
    Change in unrealized appreciation
        (depreciation) on investments ...     8,009,143        771,812      6,824,857        171,320
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from operations .................       212,399        671,086     10,939,306        634,875
                                            -----------    -----------    -----------    -----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    14,863,783      2,947,848     11,533,783      1,598,358
    Benefits and other policy-
        related transactions (Note 3) ...    (3,897,615)      (599,875)    (2,705,605)      (294,924)
    Net transfers among funds and
        guaranteed interest account .....    15,043,596     19,670,856     25,975,152      8,886,415
                                            -----------    -----------    -----------    -----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................    26,009,764     22,018,829     34,803,330     10,189,849
                                            -----------    -----------    -----------    -----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ........      (116,777)      (324,052)      (153,261)      (449,170)
                                            -----------    -----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    26,105,386     22,365,863     45,589,375     10,375,554
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    22,365,863             --     10,375,554             --
                                            -----------    -----------    -----------    -----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $48,471,249    $22,365,863    $55,964,929    $10,375,554
                                            ===========    ===========    ===========    ===========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                    ASSET ALLOCATION SERIES:
                                            ------------------------------------------------------------------------
                                                               ALLIANCE                           EQ/PUTNAM
                                                         CONSERVATIVE INVESTORS                    BALANCED
                                                                 FUND                               FUND
                                            --------------------------------------------    ------------------------
                                                1998             1997           1996           1998           1997*
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $  6,224,160    $  6,151,782    $  6,690,887    $   92,355    $   43,727
    Net realized gain (loss) ............     12,201,904       6,305,200       3,677,543       419,996        31,680
    Change in unrealized appreciation
        (depreciation) on investments ...      5,279,818       8,528,010      (2,661,985)      (10,350)      270,232
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from operations .................     23,705,882      20,984,992       7,706,445       502,001       345,639
                                            ------------    ------------    ------------    ----------    ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............     26,438,125      30,425,833      38,133,118     1,733,126       213,829
    Benefits and other policy-related
        transactions (Note 3) ...........    (23,690,706)    (24,998,155)    (25,456,269)     (429,944)      (60,092)
    Net transfers among funds and
        guaranteed interest account .....     (6,267,736)    (18,978,233)    (18,095,700)    2,537,998     1,458,185
                                            ------------    ------------    ------------    ----------    ----------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................     (3,520,317)    (13,550,555)     (5,418,851)    3,841,180     1,611,922
                                            ------------    ------------    ------------    ----------    ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (109,508)       (113,620)        (36,213)     (122,431)     (289,774)
                                            ------------    ------------    ------------    ----------    ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........     20,076,057       7,320,817       2,251,381     4,220,750     1,667,787
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    181,659,297     174,338,480     172,087,099     1,667,787            --
                                            ------------    ------------    ------------    ----------    ----------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $201,735,354    $181,659,297    $174,338,480    $5,888,537    $1,667,787
                                            ============    ============    ============    ==========    ==========

                                                       ASSET ALLOCATION SERIES:
                                            --------------------------------------------
                                                             ALLIANCE
                                                         GROWTH INVESTORS
                                                               FUND
                                            --------------------------------------------
                                                 1998          1997             1996
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income ...............   $ 13,057,134    $ 14,710,285    $ 11,757,729
    Net realized gain (loss) ............     85,805,363      53,312,210      75,274,214
    Change in unrealized appreciation
        (depreciation) on investments ...     52,648,959      47,905,948     (14,635,180)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from operations .................    151,511,456     115,928,443      72,396,763
                                            ------------    ------------    ------------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) ...............    128,264,748     139,280,509     159,654,177
    Benefits and other policy-related
        transactions (Note 3) ...........    (99,015,298)    (95,656,635)    (81,943,749)
    Net transfers among funds and
        guaranteed interest account .....    (25,554,600)    (35,207,298)     (7,652,116)
                                            ------------    ------------    ------------
    Net increase (decrease) in net assets
        from policy-related
        transactions.....................      3,694,850       8,416,576      70,058,312
                                            ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .....       (477,628)         79,090         (93,120)
                                            ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ........    154,728,678     124,424,109     142,361,955
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF
    PERIOD ..............................    822,663,730     698,239,621     555,877,666
                                            ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .........   $977,392,408    $822,663,730    $698,239,621
                                            ============    ============    ============

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                     ASSET ALLOCATION SERIES (CONCLUDED):
                                              ---------------------------------------------------------------------------------
                                                                  ALLIANCE                               MERRILL LYNCH
                                                                  BALANCED                               WORLD STRATEGY
                                                                   FUND                                      FUND
                                              -----------------------------------------------    ------------------------------
                                                  1998             1997            1996              1998              1997*
                                              -------------    -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
    Net investment income .................   $  9,701,879     $ 11,212,220     $ 10,604,542     $   24,281       $   14,446
    Net realized gain (loss) ..............     44,259,317       27,027,612       33,240,237         19,432           35,369
    Change in unrealized appreciation
        (depreciation) on investments .....     20,466,577       18,495,462         (714,363)       225,660          (37,926)
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from operations ...................     74,427,773       56,735,294       43,130,416        269,373           11,889
                                              ------------     ------------     ------------     ----------       ----------
FROM POLICY-RELATED TRANSACTIONS:
    Net premiums (Note 3) .................     46,234,769       48,722,966       60,530,048      1,050,984          334,133
    Benefits and other policy-related
        transactions (Note 3) .............    (48,368,610)     (48,611,396)     (50,274,632)      (294,100)         (41,646)
    Net transfers among funds and
        guaranteed interest account .......     (4,765,223)     (55,377,177)     (22,122,080)     1,271,852        1,374,499
                                              ------------     ------------     ------------     ----------       ----------
    Net increase (decrease) in net assets
        from policy related-transactions ..     (6,899,064)     (55,265,607)     (11,866,664)     2,028,736        1,666,986
                                              ------------     ------------     ------------     ----------       ----------
NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE
    IN SEPARATE ACCOUNT FP (Note 4) .......       (304,161)          (4,006)        (134,906)      (119,245)         (94,148)
                                              ------------     ------------     ------------     ----------       ----------
INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS ..........     67,224,548        1,465,681       31,128,846      2,178,864        1,584,727
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    BEGINNING OF PERIOD ...................    431,159,736      429,694,055      398,565,209      1,584,727               --
                                              ------------     ------------     ------------     ----------       ----------
NET ASSETS ATTRIBUTABLE TO POLICYOWNERS,
    END OF PERIOD .........................   $498,384,284     $431,159,736     $429,694,055     $3,763,591       $1,584,727
                                              ============     ============     ============     ==========       ==========

----------
See Notes to Financial Statements.
* Commencement of Operations on May 1, 1997.
+ Formerly known as Equitable Variable Life Insurance Company Separate Account
  FP.


                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

1.   General

     Effective January 1, 1997 Equitable Variable Life Insurance Company ("Equitable Variable Life" ) was merged into The Equitable Life Assurance Society of the United States ("Equitable Life" ). From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life. The merger had no effect on the net assets of the Separate Account attributable to contractowners. Alliance Capital Management L.P., an indirect, majority-owned subsidiary of Equitable Life, manages The Hudson River Trust (HR Trust) and is investment adviser for all of the investment funds of HR Trust. EQ Financial Consultants, Inc. ("EQFC"), and Equitable Distributors Inc. ("EDI") are wholly owned subsidiaries of Equitable Life. EQFC manages the EQ Advisors Trust (EQ Trust) and has overall responsibility for general management and administration of EQ Trust.

     Equitable Life Separate Account FP (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of twenty-four investment funds: the Alliance Money Market Fund, the Alliance Intermediate Government Securities Fund, the Alliance Quality Bond Fund, the Alliance High Yield Fund, T. Rowe Price Equity Income Fund, the EQ/Putnam Growth and Income Value Fund, Alliance Growth & Income Fund, the Alliance Equity Index Fund, the Merrill Lynch Basic Value Equity Fund, the Alliance Common Stock Fund, the MFS Research Fund, the Alliance Global Fund, the Alliance International Fund, the T. Rowe Price International Stock Fund, the Morgan Stanley Emerging Markets Equity Fund, the Alliance Aggressive Stock Fund, the Warburg Pincus Small Company Value Fund, the Alliance Small Cap Growth Fund, MFS Emerging Growth Companies Fund, the Alliance Conservative Investors Fund, the EQ/Putnam Balanced Fund, the Alliance Growth Investors Fund, the Alliance Balanced Fund, and the Merrill Lynch World Strategy Fund ("the Funds"). The assets in each fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, Class 1A shares of HR Trust or Class 1B shares of EQ Trust (Collectively, the "Trusts"). Class 1A and 1B shares are offered by the Trust at net asset value. Both classes of shares are subject to fees for investment management and advisory services and other Trust expenses. Class 1A shares are not subject to distribution fees imposed pursuant to a distribution plan. Class 1B shares are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted in 1997 pursuant to Rule 12b-1 under the 1940 Act, as amended. The Rule 12b-1 Plans provide that the Trusts, on behalf of each Fund, may charge annually up to 0.25% of the average daily net assets of a Fund attributable to its Class 1B shares in respect of activities primarily intended to result in the sale of the Class 1B shares. These fees are reflected in the net asset value of the shares. The Trusts are open-ended, diversified management investment companies that invest separate account assets of insurance companies. Each Portfolio has separate investment objectives.

     EQFC and EDI earns fees from both Trusts under distribution agreements held with the Trusts. EQFC also earns fees under an investment management agreement with the EQ Trust. Alliance earns fees under an investment advisory agreement with the HR Trust.

     The Account supports the operations of Incentive Life, Incentive Life
     2000, Incentive Life Plus(SM), IL Protector(SM) and IL COLI, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies; Survivorship 2000, flexible premium joint survivorship variable life insurance policies; and SP-Flex, variable life insurance policies with additional premium option (collectively, the "Policies"). The Incentive Life 2000, Champion 2000 and Survivorship 2000 policies are herein referred to as the "Series 2000 Policies." Incentive Life Plus (SM) policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus (SM) Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

     Receivable/payable for policy-related transactions represent amount due to/from General Account predominately related to premiums, surrenders and death benefits.

     Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest account of Equitable Life's General Account. Net transfers to
     (from) the guaranteed interest account of the General Account and other Separate Accounts of $56,300,263, $165,714,430 and $(7,511,567) for the
     years ended 1998, 1997 and 1996, respectively, are included in Net Transfers among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

2.   Significant Accounting Policies

     The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Investments are made in shares of the Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

     Investment transactions are recorded on the trade date. Dividends are recorded by HR Trust as income at the end of each quarter and by EQ Trust in the fourth quarter on the ex-dividend date. Dividend and capital gain distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions are distributed by the Trust at the end of each year.

     The operations of the Account are included in the consolidated federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.   Asset Charges

     Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account currently at annual rates of:

                          MORTALITY AND
                            EXPENSE       MORTALITY   ADMINISTRATIVE   TOTAL
                          -------------   ---------   --------------   -----

   Incentive Life,
   Incentive Life 2000,
   Incentive Life Plus,
     Second Series,
   Champion 2000 (a)           .60%                                     .60%
   IL Plus Original
   Series, IL COLI (b)         .85%                                     .85%
   Survivorship 2000 (a)       .90%                                     .90%
   IL Protector (a)            .80%                                     .80%
   SP Flex (a)                 .85%           .60%         .35%        1.80%
   ----------
   (a) Charged to daily net assets of the Account.
   (b) Charged to Policy Account and is included in Benefits and other policy-related transactions in the Statement of Changes in Net Assets.

     Before amounts are remitted to the Account for Incentive Life, Incentive Life Plus, IL COLI, and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

     The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Accounts along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

     Included in the Withdrawals and Administrative Charges line of the Statement of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value.

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

4.   Amounts Retained by Equitable Life in Separate Account FP

     The amount retained by Equitable Life (surplus) in the Account arises principally from (1) contributions from Equitable Life, (2) mortality and expense charges and administrative charges accumulated in the account, and
     (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense charges and administrative charges.

     Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

     The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                                    YEARS ENDED DECEMBER 31,
                                                           -------------------------------------------
          INVESTMENT FUND                                     1998            1997            1996
          ---------------                                     ----            ----            ----
          Fixed Income Series:
             Alliance Money Market                         $  (1,591,380)            --            --
             Alliance Intermediate Government Securities        (685,662)            --            --
             Alliance Quality Bond                            (1,509,018)            --     $(125,000)
             Alliance High Yield                              (1,839,368)            --            --
          Equity Series:
             T. Rowe Price Equity Income                      (1,667,503)    $1,300,000            --
             EQ/Putnam Growth & Income Value                  (1,391,562)     1,200,000            --
             Alliance Growth & Income                         (1,285,852)            --       (75,000)
             Alliance Equity Index                            (2,293,340)            --            --
             Merrill Lynch Basic Value Equity                 (1,459,281)     1,200,000            --
             Alliance Common Stock                           (17,381,053)            --      (185,000)
             MFS Research                                     (2,558,541)     2,000,000            --
             Alliance Global                                  (3,632,595)            --            --
             Alliance International                             (398,118)            --            --
             T. Rowe Price International Stock                (4,170,518)     4,000,000            --
             Morgan Stanley Emerging Markets Equity              (21,425)     4,000,000            --
             Alliance Aggressive Stock                        (6,122,856)            --      (125,000)
             Warburg Pincus Small Company Value                 (790,600)       600,000            --
             Alliance Small Cap Growth                        (1,675,446)     1,200,000            --
             MFS Emerging Growth Companies                    (2,732,997)     2,000,000            --
          Asset Allocation Series:
             Alliance Conservative Investors                  (1,502,507)            --       (80,000)
             EQ/Putnam Balanced                               (2,310,799)     2,000,000            --
             Alliance Growth Investors                        (5,613,223)            --      (175,000)
             Alliance Balanced                                (3,367,411)            --       (90,000)
             Merrill Lynch World Strategy                       (861,511)     2,000,000            --

5.   Distribution and Servicing Agreements

     Equitable Life has entered into Distribution and Servicing Agreements with EQFC, an affiliate of Equitable Life, and EDI, whereby registered representatives of EQFC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.   Investment Returns

     The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment which is after deduction of trust expense.

     The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-21

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

FIXED INCOME SERIES:

                                                                          YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND           1998      1997      1996      1995     1994      1993      1992      1991      1990     1989
--------------------------           ----      ----      ----      ----     ----      ----      ----      ----      ----     ----
Gross return ...................     5.34%     5.42%     5.33%     5.74%     4.02%     3.00%     3.56%     6.18%     8.24%   9.18%
Net return .....................     4.71%     4.79%     4.70%     5.11%     3.39%     2.35%     2.94%     5.55%     7.59%   8.53%

                                                                                                                      APRIL 1(a) TO
                                                                          YEARS ENDED DECEMBER 31,                     DECEMBER 31,
                                                    ----------------------------------------------------------------  -------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND    1998       1997       1996       1995     1994     1993    1992        1991
------------------------------------------------    ----       ----       ----       ----     ----     ----    ----        ----
Gross return ...................................    7.74%      7.29%      3.78%     13.33%   (4.37)%  10.58%   5.60%      12.26%
Net return .....................................    7.10%      6.65%      3.15%     12.65%   (4.95)%   9.88%   4.96%      11.60%

                                                                                                   OCTOBER 1(a) TO
                                                             YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                   ----------------------------------------        ---------------
ALLIANCE QUALITY BOND FUND                          1998    1997    1996     1995    1994              1993
--------------------------                          ----    ----    ----     ----    ----              ----
Gross return ..............................         8.69%   9.14%   5.36%   17.02%  (5.10)%           (0.51)%
Net return ................................         8.03%   8.49%   4.73%   16.32%  (5.67)%           (0.66)%

                                                                         YEARS ENDED DECEMBER 31,
                                     ---------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND              1998      1997     1996     1995    1994      1993     1992     1991    1990     1989
------------------------              ----      ----     ----     ----    ----      ----     ----     ----    ----     ----
Gross return .....................   (5.15)%   18.47%   22.89%   19.92%  (2.79)%   23.15%   12.31%   24.46%  (1.12)%   5.13%
Net return .......................   (5.72)%   17.76%   22.14%   19.20%  (3.37)%   22.41%   11.64%   23.72%  (1.71)%   4.50%

EQUITY SERIES:

                                                     YEAR ENDED     MAY 1(a) TO
                                                    DECEMBER 31,    DECEMBER 31,
                                                    ------------    ------------
T. ROWE PRICE EQUITY INCOME FUND                        1998            1997
--------------------------------                        ----            ----
Gross return ...................................        9.11%          22.11%
Net return .....................................        8.42%          21.64%

                                                     YEAR ENDED     MAY 1(a) TO
                                                     DECEMBER 31,   DECEMBER 31,
                                                     ------------   ------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                    1998           1997
------------------------------------                    ----           ----
Gross return .....................................     12.75%         16.23%
Net return .......................................     12.14%         15.75%

                                                                                                OCTOBER 1(a) TO
                                                YEARS ENDED DECEMBER 31,                         DECEMBER 31,
                                        -------------------------------------------------        ------------
ALLIANCE GROWTH & INCOME FUND            1998       1997       1996       1995       1994           1993
-----------------------------            ----       ----       ----       ----       ----           ----
Gross return ......................     20.86%     26.90%     20.09%     24.07%     (0.58)%        (0.25)%
Net return ........................     20.14%     25.99%     19.36%     23.33%     (1.17)%        (0.41)%

                                                                                      SEPTEMBER 30(a)
                                               YEARS ENDED DECEMBER 31,               TO DECEMBER 31,
                                        ----------------------------------------      ---------------
ALLIANCE EQUITY INDEX FUND               1998       1997       1996       1995            1994
--------------------------              -------    -------    -------    -------         -------
Gross return ......................     28.07%     32.58%     22.39%     36.48%           1.08%
Net return ........................     27.30%     31.77%     21.65%     35.66%           0.58%

----------

* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-22

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONTINUED):

                                                  YEAR ENDED       MAY 1(a) TO
                                                 DECEMBER 31,      DECEMBER 31,
                                                 ------------      ------------

MERRILL LYNCH BASIC VALUE EQUITY FUND                1998              1997
-------------------------------------                ----              ----
Gross return..................................       11.59%            16.99%
Net return....................................       10.91%            16.55%

                                                                    YEARS ENDED DECEMBER 31,
                                  -----------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND          1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
-------------------------           ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  29.39%    29.40%   24.28%   32.45%   (2.14)%  24.84%    3.22%    37.88%   (8.12)%  25.59%
Net return.......................  28.61%    28.44%   23.53%   31.66%   (2.73)%  24.08%    2.60%    37.06%   (8.67)%  24.84%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
MFS RESEARCH FUND                                    1998                  1997
-----------------                                    ----                  ----
Gross return..................................       24.11%                16.07%
Net return....................................       23.36%                15.59%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE GLOBAL FUND                1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
--------------------                ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  21.80%    11.66%   14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return.......................  21.07%    10.88%   13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%

                                                                                    APRIL 3(a) TO
                                            YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                  --------------------------------------------    ----------------
ALLIANCE INTERNATIONAL FUND            1998            1997          1996               1995
---------------------------            ----            ----          ----              ------
Gross return.....................     10.57%          (2.98)%        9.82%             11.29%
Gross return.....................      9.90%          (3.63)%        9.15%             10.79%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     ----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND               1998                  1997
--------------------------------------               ----                  ----
Gross return..................................       13.68%              (1.49)%
Net return....................................       13.01%              (1.90)%

                                                  YEAR ENDED          AUGUST 20(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND          1998                  1997
-------------------------------------------          ----                  ----
Gross return..................................      (27.10)%              (20.16)%
Net return....................................      (27.46)%              (20.37)%

                                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND      1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
------------------------------      ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................   0.29%    10.94%   22.20%   31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return.......................  (0.31)%   10.14%   21.46%   30.85%   (4.39)%  16.05%   (3.74)%   85.75%    7.51%   42.64%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     --------------
WARBURG PINCUS SMALL COMPANY VALUE FUND              1998                  1997
---------------------------------------              ----                  ----
Gross return..................................      (10.02)%               19.15%
Net return....................................      (10.55)%               18.65%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-23

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------

EQUITY SERIES (CONCLUDED):

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
ALLIANCE SMALL CAP GROWTH FUND                       1998                  1997
------------------------------                       ----                  ----
Gross return..................................       (4.28)%               26.74%
Net return....................................       (4.85)%               26.18%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MFS EMERGING GROWTH COMPANIES FUND                   1998                  1997
----------------------------------                   ----                  ----
Gross return..................................       34.57%                22.42%
Net return....................................       33.71%                21.95%

ASSET ALLOCATION SERIES:

                                                                                                         OCTOBER 2(a)
                                                                                                             TO
ALLIANCE CONSERVATIVE                              YEARS ENDED DECEMBER 31,                              DECEMBER 31,
----------------------  ----------------------------------------------------------------------------     ------------
INVESTORS FUND           1998     1997     1996    1995     1994     1993     1992     1991     1990         1989
--------------           ----     ----     ----    ----     ----     ----     ----     ----     ----         ----
Gross return.........   13.88%   13.25%   5.21%   20.40%   (4.10)%  10.76%    5.72%   19.87%    6.37%        3.09%
Net return...........   13.20%   12.55%   4.57%   19.68%   (4.67)%  10.15%    5.09%   19.16%    5.73%        2.94%

                                                  YEAR ENDED            MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               ------------------    ------------------
EQ/PUTNAM BALANCED FUND                              1998                   1997
-----------------------                              ----                   ----
Gross return..................................       11.92%                 14.38%
Net return....................................       11.14%                 14.02%

                                                                                                                    OCTOBER 2(a)
                                                                                                                         TO
                                                                YEARS ENDED DECEMBER 31,                            DECEMBER 31,
                                  -----------------------------------------------------------------------------   -----------------
ALLIANCE GROWTH INVESTORS FUND    1998     1997     1996     1995     1994     1993     1992     1991     1990         1989
------------------------------    ----     ----     ----     ----     ----     ----     ----     ----     ----         ----
Gross return................     19.13%   16.87%   12.61%   26.37%   (3.15)%  15.26%    4.90%   48.89%   10.66%       3.98%
Net return..................     18.41%   16.07%   11.93%   25.62%   (3.73)%  14.58%    4.27%   48.01%   10.00%       3.82%

                                                                    YEARS ENDED DECEMBER 31,
                                  ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND              1998      1997     1996     1995     1994     1993      1992     1991     1990     1989
----------------------              ----      ----     ----     ----     ----     ----      ----     ----     ----     ----
Gross return.....................  18.11%    15.06%   11.68%   19.75%   (8.02)%  12.28%   (2.84)%   41.26%    0.24 %  25.83%
Net return.......................  17.40%    14.30%   11.00%   19.03%   (8.57)%  11.64%   (3.42)%   40.42%   (0.36)%  25.08%

                                                  YEAR ENDED           MAY 1(a) TO
                                                 DECEMBER 31,          DECEMBER 31,
                                               -----------------     -----------------
MERRILL LYNCH WORLD STRATEGY FUND                    1998                  1997
---------------------------------                    ----                  ----
Gross return..................................      6.81%                 4.70%
Net return....................................      6.18%                 4.29%

----------
* Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992. Sales of Incentive Life Plus Second Series commenced on September 15, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-24

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

FIXED INCOME SERIES:

                                                                                                             AUGUST 17(a)
                                                                                                                  TO
                                                                    YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE MONEY MARKET FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................    5.34%    5.42%    5.33%    5.74%     4.02%    3.00%         1.11%
Net return.....................................    4.39%    4.47%    4.38%    4.80%     3.08%    2.04%         0.77%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND   1998     1997     1996      1995     1994     1993          1992
------------------------------------------------   ----     ----     ----      ----     ----     ----          ----
Gross return...................................    7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%         0.90%
Net return.....................................    6.78%    6.33%    2.84%    12.31%   (5.23)%   9.55%         0.56%

                                                                                                  OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 -----------------------------------------------  -----------------
ALLIANCE QUALITY BOND FUND                         1998     1997     1996      1995     1994            1993
--------------------------                         ----     ----     ----      ----     ----            ----
Gross return...................................    8.69%    9.14%    5.36%    17.02%   (5.10)%        (0.51)%
Net return.....................................    7.71%    8.16%    4.41%    15.97%   (5.95)%        (0.73)%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                       YEARS ENDED DECEMBER 31,             DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE HIGH YIELD FUND                           1998     1997     1996      1995     1994     1993          1992
-------------------------                          ----     ----     ----      ----     ----     ----          ----
Gross return...................................   (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%         1.84%
Net return.....................................   (6.00)%  17.40%   21.77%    18.84%   (3.66)%  22.04%         1.50%

EQUITY SERIES:

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,         DECEMBER 31,
                                                 -----------------     --------------
T. ROWE PRICE EQUITY INCOME FUND                       1998                 1997
--------------------------------                       ----                 ----
Gross return...................................       9.11%                22.11%
Net return.....................................       8.09%                21.40%

                                                   YEAR ENDED           MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------     ---------------
EQ/PUTNAM GROWTH & INCOME VALUE FUND                   1998                 1997
------------------------------------                   ----                 ----
Gross return...................................       12.75%               16.23%
Net return.....................................       11.81%               15.52%



                                                                                                   OCTOBER 1(a) TO
                                                            YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 ------------------------------------------------  ----------------
ALLIANCE GROWTH & INCOME FUND                       1998     1997     1996     1995     1994            1993
-----------------------------                       ----     ----     ----     ----     ----            ----
Gross return...................................    20.86%   26.90%   20.09%   24.07%   (0.58)%        (0.25)%
Net return.....................................    19.78%   25.61%   19.00%   22.96%   (1.47)%        (0.48)%

                                                                                          MARCH 1(a) TO
                                                       YEARS ENDED DECEMBER 31,            DECEMBER 31,
                                                 --------------------------------------  -----------------
ALLIANCE EQUITY INDEX FUND                         1998      1997     1996     1995            1994
--------------------------                         ----      ----     ----     ----            ----
Gross return...................................     28.07%  32.58%   22.39%   36.48%          1.08%
Net return.....................................     26.92%  31.38%   21.28%   35.26%          0.33%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-25

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONTINUED):

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MERRILL LYNCH BASIC VALUE EQUITY FUND                  1998                  1997
-------------------------------------                  ----                  ----
Gross return...................................        11.59%                16.99%
Net return.....................................        10.58%                16.32%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                 YEARS ENDED DECEMBER 31,                   DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE COMMON STOCK FUND                         1998     1997     1996      1995     1994     1993          1992
--------------------------                         ----     ----     ----      ----     ----     ----          ----
Gross return...................................   29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%         5.28%
Net return.....................................   28.22%   28.06%   23.15%    31.26%   (3.02)%  23.70%         4.93%

                                                   YEAR ENDED            MAY 1(a) TO
                                                  DECEMBER 31,          DECEMBER 31,
                                                 ----------------      --------------
MFS RESEARCH FUND                                      1998                 1997
-----------------                                      ----                 ----
Gross return...................................        24.11%               16.07%
Net return.....................................        22.99%               15.36%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                     YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GLOBAL FUND                               1998     1997     1996      1995     1994     1993          1992
--------------------                               ----     ----     ----      ----     ----     ----          ----
Gross return...................................   21.80%   11.66%   14.60%    18.81%    5.23%   32.09%         4.87%
Net return.....................................   20.70%   10.54%   13.56%    17.75%    4.29%   30.93%         4.52%

                                                                                      APRIL 3(a) TO
                                                     YEARS ENDED DECEMBER 31,         DECEMBER 31,
                                                 ----------------------------------  ----------------
ALLIANCE INTERNATIONAL FUND                          1998       1997       1996            1995
---------------------------                          ----       ----       ----            ----
Gross return...................................      10.57%    (2.98)%     9.82%          11.29%
Net return.....................................       9.57%    (3.93)%     8.82%          10.55%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
T. ROWE PRICE INTERNATIONAL STOCK FUND                 1998                  1997
--------------------------------------                 ----                  ----
Gross return...................................        13.68%                (1.49)%
Net return.....................................        12.67%                (2.10)%

                                                    YEAR ENDED         AUGUST 20(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
MORGAN STANLEY EMERGING MARKETS EQUITY FUND            1998                  1997
-------------------------------------------            ----                  ----
Gross return...................................       (27.10)%              (20.16)%
Net return.....................................       (27.68)%              (20.46)%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-26

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SURVIVORSHIP 2000
-----------------

EQUITY SERIES (CONCLUDED):

                                                                                                            MARCH 1(a) TO
                                                                YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                                                 --------------------------------------------------------  ----------------
ALLIANCE AGGRESSIVE STOCK FUND                     1998     1997     1996      1995     1994     1993           1992
------------------------------                     ----     ----     ----      ----     ----     ----           ----
Gross return...................................    0.29 %  10.94%   22.20%    31.63%   (3.81)%  16.77%          11.49%
Net return.....................................   (0.62)%   9.81%   21.09%    30.46%   (4.68)%  15.70%          11.11%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
WARBURG PINCUS SMALL COMPANY VALUE FUND                1998                  1997
---------------------------------------                ----                  ----
Gross return...................................       (10.02)%               19.15%
Net return.....................................       (10.82)%               18.41%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
ALLIANCE SMALL CAP GROWTH FUND                         1998                  1997
------------------------------                         ----                  ----
Gross return...................................       (4.28)%               26.74%
Net return.....................................       (5.14)%               25.92%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     ----------------
MFS EMERGING GROWTH COMPANIES FUND                     1998                  1997
----------------------------------                     ----                  ----
Gross return...................................        34.57%                22.42%
Net return.....................................        33.31%                21.70%

ASSET ALLOCATION SERIES:

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                     YEARS ENDED DECEMBER 31,                DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE CONSERVATIVE INVESTORS FUND               1998     1997     1996      1995     1994     1993           1992
------------------------------------               ----     ----     ----      ----     ----     ----           ----
Gross return...................................   13.88%   13.25%    5.21%    20.40%   (4.10)%  10.76%           1.38%
Net return.....................................   12.85%   12.21%    4.26%    19.32%   (4.96)%   9.81%           1.04%

                                                    YEAR ENDED           MAY 1(a) TO
                                                   DECEMBER 31,          DECEMBER 31,
                                                 -----------------     -----------------
EQ/PUTNAM BALANCED FUND                                1998                  1997
-----------------------                                ----                  ----
Gross return...................................        11.92%               14.38%
Net return.....................................        10.81%               13.79%

                                                                                                            AUGUST 17(a)
                                                                                                                 TO
                                                                       YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE GROWTH INVESTORS FUND                     1998     1997     1996      1995     1994     1993          1992
------------------------------                     ----     ----     ----      ----     ----     ----          ----
Gross return...................................   19.13%   16.87%   12.61%    26.37%   (3.15)%  15.26%         6.89%
Net return.....................................   18.06%   15.72%   11.59%    25.24%   (4.02)%  14.24%         6.53%

                                                                                                            AUGUST 17(a)
                                                                                                                TO
                                                                      YEARS ENDED DECEMBER 31,              DECEMBER 31,
                                                 --------------------------------------------------------  ---------------
ALLIANCE BALANCED FUND                             1998     1997     1996      1995     1994     1993          1992
----------------------                             ----     ----     ----      ----     ----     ----          ----
Gross return...................................   18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%         5.37%
Net return.....................................   17.05%   13.96%   10.67%    18.68%   (8.84)%  11.30%         5.02%

                                                YEAR ENDED         MAY 1(a) TO
                                               DECEMBER 31,        DECEMBER 31,
                                             -----------------   ---------------
MERRILL LYNCH WORLD STRATEGY FUND                  1998                1997
---------------------------------                  ----                ----
Gross return...............................        6.81%               4.70%
Net return.................................        5.86%               4.08%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-27

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

FIXED INCOME SERIES:

                                                                  YEARS ENDED DECEMBER 31,
                                        -----------------------------------------------------------------------------
                                                1998               1997               1996               1995
                                                ----               ----               ----               ----
Alliance Money Market Fund............          5.34 %             5.42%              5.33%              5.69%
Alliance Intermediate Government
Securities Fund.......................          7.74 %             7.29%              3.78%             13.31%
Alliance Quality Bond Fund............          8.69 %             9.14%              5.36%             17.13%
Alliance High Yield Fund..............         (5.15)%            18.47%             22.89%             19.95%

EQUITY SERIES:

                                          YEAR ENDED DECEMBER 31,       MAY 1 TO DECEMBER 31,(a)
                                        -------------------------     ----------------------------
                                                    1998                        1997
                                                    ----                        ----
T. Rowe Price Equity Income Fund......               9.11%                       22.13%
EQ/Putnam Growth & Income
Value Fund............................              12.75%                       14.48%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Growth & Income Fund.........           20.86%                 26.90%                20.09%                 24.38%
Alliance Equity Index Fund............           28.07%                 32.57%                22.38%                 36.53%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----

Merrill Lynch Basic Value
Equity Fund...........................           11.59%                   17.02%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Common Stock Fund............           29.39%                  29.40%                24.28%                33.07%

                                              YEAR ENDED               MAY 1 TO
                                             DECEMBER 31,          DECEMBER 31, (a)
                                        ----------------------- -----------------------
                                                 1998                    1997
                                                 ----                    ----
MFS Research Fund.....................           24.11%                  16.05%

                                                                    YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------------------
                                                 1998                    1997                  1996                  1995
                                                 ----                    ----                  ----                  ----
Alliance Global Fund..................           21.80%                  11.66%                14.60%                19.38%

                                                YEARS ENDED DECEMBER 31,                 APRIL 30 TO DECEMBER 31, (a)
                                        -------------------------------------       -----------------------------------
                                                1998                1997                 1996                1995
                                                ----                ----                 ----                ----
Alliance International Fund...........          10.57%             (3.05)%              9.81%              11.29%

----------
 *   Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-28

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
INCENTIVE LIFE PLUS ORIGINAL SERIES*(b)
---------------------------------------

EQUITY SERIES (CONCLUDED):

                                             YEAR ENDED              MAY 1 TO
                                            DECEMBER 31,         DECEMBER 31,(a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
T. Rowe Price International
Stock Fund............................         13.68%                (1.50)%

                                             YEAR ENDED           AUGUST 20 TO
                                           DECEMBER 31,         DECEMBER 31, (a)
                                        ---------------------  -----------------

                                                1998                   1997
                                                ----                   ----
Morgan Stanley Emerging Markets
Equity Fund...........................          (27.10)%              (20.19)%

                                                                     YEARS ENDED DECEMBER 31,
                                        -------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Aggressive Stock Fund........          0.29%                 10.94%              22.20%              33.00%

                                             YEAR ENDED            MAY 1 TO
                                            DECEMBER 31,       DECEMBER 31, (a)
                                        ------------------   -----------------
                                                1998                 1997
                                                ----                 ----
Warburg Pincus Small Company
Value Fund............................          (10.02)%             19.13%
Alliance Small Cap Growth Fund........           (4.28)%             26.69%
MFS Emerging Growth
Companies Fund........................            34.57%             22.44%

ASSET ALLOCATION SERIES:

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                1996                1995
                                                ----                   ----                ----                ----
Alliance Conservative Investors Fund..         13.88%                  13.25%              5.21%               20.59%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        -------------------    -----------------
                                                1998                   1997
                                                ----                   ----
EQ/Putnam Balanced Fund...............         11.92%                  14.48%

                                                                     YEARS ENDED DECEMBER 31,
                                        ------------------------------------------------------------------------------------
                                                1998                   1997                 1996               1995
                                                ----                   ----                 ----               ----
Alliance Growth Investors Fund........         19.13%                 16.87%                12.61%             26.92%
Alliance Balanced Fund................         18.11%                 15.06%                11.68%             20.32%

                                             YEAR ENDED             MAY 1 TO
                                            DECEMBER 31,        DECEMBER 31, (a)
                                        ---------------------  -----------------
                                                1998                   1997
                                                ----                   ----
Merrill Lynch World Strategy Fund.....          6.81%                  4.71%

----------
*    Sales of Incentive Life Plus Original Series commenced on January 6, 1995.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.
(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annualized rate of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-29

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

FIXED INCOME SERIES:

                                                       YEARS ENDED DECEMBER 31,                  AUGUST 5(a) TO DECEMBER 31,
                                             ---------------------------------------------      -----------------------------
                                                   1998                        1997                        1996
                                                   ----                        ----                        ----
ALLIANCE MONEY MARKET FUND
--------------------------
Gross return .........................             5.34%                       5.42%                      5.33%
Net return ...........................             4.50%                       4.57%                      2.98%

ALLIANCE INTERMEDIATE GOVERNMENT
--------------------------------
SECURITIES
----------
Gross return .........................             7.74%                       7.29%                      3.78%
Net return ...........................             6.88%                       6.43%                      4.49%

ALLIANCE QUALITY BOND FUND
--------------------------
Gross return .........................             8.69%                       9.14%                      5.36%
Net return ...........................             7.82%                       8.27%                      7.86%

ALLIANCE HIGH YIELD FUND
------------------------
Gross return .........................            (5.15)%                     18.47%                     22.89%
Net return ...........................            (5.91)%                     17.52%                     13.90%

EQUITY SERIES:

                                                YEAR ENDED
                                                DECEMBER 31,          MAY 1(a) TO DECEMBER 31,
                                          -----------------------    ---------------------------
                                                   1998                        1997
                                                   ----                        ----
T. ROWE PRICE EQUITY INCOME FUND
--------------------------------
Gross return .........................             9.11%                      22.11%
Net return ...........................             8.20%                      21.48%

EQ/PUTNAM GROWTH & INCOME
-------------------------
VALUE FUND
----------
Gross return .........................            12.75%                      16.23%
Net return ...........................            11.92%                      13.87%

                                                       YEARS ENDED DECEMBER 31,              AUGUST 5(a) TO DECEMBER, 31,
                                               --------------------------------------     ---------------------------------
                                                   1998                        1997                    1996
                                                   ----                        ----                    ----
ALLIANCE GROWTH & INCOME FUND
-----------------------------
Gross return .........................            20.86%                      26.90%                 20.09%
Net return ...........................            19.90%                      25.74%                 15.63%

ALLIANCE EQUITY INDEX FUND
--------------------------
Gross return .........................            28.07%                      32.58%                 22.39%
Net return ...........................            27.05%                      31.51%                 16.25%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-30

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONTINUED):

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                         -------------------------   -------------------------
                                                   1998                         1997
                                                   ----                         ----
MERRILL LYNCH BASIC VALUE
EQUITY FUND
-----------
Gross return .........................            11.59%                       16.99%
Net return ...........................            10.69%                       16.40%

                                                        YEAR ENDED DECEMBER 31,                 AUGUST 5(a) TO DECEMBER 31,
                                                  ----------------------------------          ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE COMMON STOCK FUND
--------------------------
Gross return .........................            29.39%                       29.40%                     24.28%
Net return ...........................            28.35%                       28.18%                     17.44%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MFS RESEARCH FUND
-----------------
Gross return .........................            24.11%                       16.07%
Net return ...........................            23.11%                       15.43%

                                                        YEAR ENDED DECEMBER 31,                   AUGUST 5(a) TO DECEMBER, 31,
                                                  ----------------------------------            ------------------------------
                                                   1998                         1997                        1996
                                                   ----                         ----                        ----
ALLIANCE GLOBAL FUND
--------------------
Gross return .........................            21.80%                       11.66%                     14.60%
Net return ...........................            20.83%                       10.65%                      6.78%

ALLIANCE INTERNATIONAL FUND
---------------------------
Gross return .........................            10.57%                       (2.98)%                     9.82%
Net return ...........................             9.68%                       (3.83)%                     2.11%

                                          YEAR ENDED DECEMBER 31,     MAY 1(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
T. ROWE PRICE INTERNATIONAL STOCK FUND
--------------------------------------
Gross return .........................            13.68%                       (1.49)%
Net return ...........................            12.79%                       (2.03)%

                                          YEAR ENDED DECEMBER 31,     AUGUST 20(a) TO DECEMBER 31,
                                        ---------------------------- ---------------------------
                                                   1998                         1997
                                                   ----                         ----
MORGAN STANLEY EMERGING MARKETS
EQUITY FUND
-----------
Gross return .........................           (27.10)%                     (20.16)%
Net return ...........................           (27.60)%                     (20.43)%

----------
*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-31

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
IL PROTECTOR*
-------------

EQUITY SERIES (CONCLUDED):

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE AGGRESSIVE STOCK FUND
------------------------------
Gross return .........................             0.29%                        10.94%                     22.20%
Net return ...........................            (0.52)%                        9.92%                      6.22%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        -------------------------     ---------------------------
                                                    1998                         1997
                                                    ----                         ----
WARBURG PINCUS SMALL COMPANY
----------------------------
VALUE FUND
----------
Gross return .........................           (10.02)%                       19.15%
Net return ...........................           (10.73)%                       18.49%

ALLIANCE SMALL CAP GROWTH FUND
------------------------------
Gross return .........................            (4.28)%                       26.74%
Net return ...........................            (5.04)%                       26.01%

MFS EMERGING GROWTH COMPANIES FUND
----------------------------------
Gross return .........................            34.57%                        22.42%
Net return ...........................            33.44%                        21.78%

ASSET ALLOCATION SERIES:

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----
ALLIANCE CONSERVATIVE INVESTORS FUND
------------------------------------
Gross return .........................            13.88%                        13.25%                      5.21%
Net return ...........................            12.97%                        12.32%                      7.94%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
EQ/PUTNAM BALANCED FUND
----------------------------
Gross return .........................            11.92%                        14.38%
Net return ...........................            10.92%                        13.87%

                                                        YEAR ENDED DECEMBER 31,                    AUGUST 5(a) TO DECEMBER 31,
                                                   -------------------------------              ---------------------------------
                                                    1998                         1997                        1996
                                                    ----                         ----                        ----

ALLIANCE GROWTH INVESTORS FUND
------------------------------
Gross return .........................            19.13%                        16.87%                     12.61%
Net return ...........................            18.18%                        15.84%                      9.38%

ALLIANCE BALANCED FUND
----------------------
Gross return .........................            18.11%                        15.06%                     11.68%
Net return ...........................            17.17%                        14.07%                      8.67%

                                          YEAR ENDED DECEMBER 31,      MAY 1(a) TO DECEMBER 31,
                                        --------------------------    ---------------------------
                                                    1998                         1997
                                                    ----                         ----
MERRILL LYNCH WORLD STRATEGY FUND
---------------------------------
Gross return .........................             6.81%                         4.70%
Net return ...........................             5.97%                         4.15%

----------

*    Sales of Incentive Life Protector commenced on August 5, 1996.
(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-32

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 1998

RATES OF RETURN (CONTINUED):
SP-FLEX
-------

FIXED INCOME SERIES:

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............      5.34%    5.42%    5.33%    5.74%     4.02%    3.00%    3.56%    6.17%     8.24%    9.18%
Net return................      3.46%    3.54%    3.44%    3.86%     2.17%    1.13%    1.71%    4.29%     6.30%    7.24%

                                                                                               APRIL 1(a) TO
ALLIANCE INTERMEDIATE                             YEARS ENDED DECEMBER 31,                      DECEMBER 31,
---------------------         ---------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND      1998     1997     1996      1995     1994     1993     1992         1991
--------------------------      ----     ----     ----      ----     ----     ----     ----         ----
Gross return..............      7.74%    7.29%    3.78%    13.33%   (4.37)%  10.58%    5.60%       12.10%
Net return................      5.82%    5.38%    1.91%    11.31%   (6.08)%   8.57%    3.71%       10.59%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                   YEARS ENDED DECEMBER 31,                    DECEMBER 31,
                              --------------------------------------------------------------------------------
ALLIANCE QUALITY BOND FUND          1998           1997            1996            1995            1994
--------------------------          ----           ----            ----            ----            ----
Gross return..............         8.69%           9.14%          5.36%           17.02%         (2.20)%
Net return................         6.75%           7.19%          3.47%           14.94%         (2.35)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND        1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------        ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     (5.15)%  18.47%   22.89%    19.92%   (2.79)%  23.15%   12.31%    24.46%   (1.12)%   5.13%
Net return................     (6.84)%  16.35%   20.68%    17.79%   (4.52)%  20.96%   10.30%    22.25%   (2.89)%   3.26%

EQUITY SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                      YEARS ENDED DECEMBER 31,                 DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME FUND       1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         20.86%          26.90%         20.09%          24.07%         (3.40)%
Net return................         18.71%          24.50%         17.93%          21.87%         (3.55)%

ALLIANCE EQUITY INDEX FUND          1998           1997            1996            1995            1994
-----------------------------       ----           ----            ----            ----            ----
Gross return..............         28.07%         32.58%          22.39%          36.48%         (2.54)%
Net return................         25.79%         30.21%          20.19%          34.06%         (2.69)%

                                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK FUND      1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------------      ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     29.39%   29.40%   24.28%    32.45%   (2.14)%  24.84%    3.23%    37.87%   (8.12)%  25.59%
Net return................     27.08%   26.91%   22.04%    30.10%   (3.88)%  22.60%    1.38%    35.43%   (9.76)%  23.36%

ALLIANCE GLOBAL FUND            1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
--------------------            ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     21.80%   11.66%   14.60%    18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%
Net return................     19.63%    9.56%   12.54%    16.70%    3.36%   29.77%   (2.28)%   28.23%   (7.75)%  24.67%

                                                                               APRIL 3(a) TO
                                         YEARS ENDED DECEMBER 31,              DECEMBER 31,
                              ----------------------------------------------------------------
ALLIANCE INTERNATIONAL FUND         1998           1997            1996            1995
---------------------------         ----           ----            ----            ----
Gross return..............        10.57%          (3.05)%         9.82%           11.29%
Net return................         8.60%          (4.78)%         7.84%            9.82%

                                                                YEARS ENDED DECEMBER 31,
                               ---------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK FUND  1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
------------------------------  ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............       0.29%  10.94%   22.20%    31.63%   (3.81)%  16.77%   (3.16)%   86.86%    8.17%   43.50%
Net return................     (1.50)%   8.83%   20.00%    29.30%   (5.53)%  14.67%   (4.89)%   83.54%    6.23%   40.95%


----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-33

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 1998

RATES OF RETURN (CONCLUDED):
SP-FLEX
-------

ASSET ALLOCATION SERIES:

                                                                                              SEPTEMBER 1(a)
                                                                                                   TO
ALLIANCE CONSERVATIVE                                   YEARS ENDED DECEMBER 31,               DECEMBER 31,
-----------------------       --------------------------------------------------------------------------------
INVESTORS FUND                      1998           1997            1996            1995            1994
--------------                      ----           ----            ----            ----            ----
Gross return..................      13.88%        13.25%          5.21%           20.40%         (1.83)%
Net return....................      11.85%        11.21%          3.32%           18.26%         (1.98)%

                                                                                              SEPTEMBER 1(a)
                                                                                                    TO
                                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                                 -----------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS FUND      1998           1997            1996            1995            1994
------------------------------      ----           ----            ----            ----            ----
Gross return..................      19.13%        16.87%          12.61%          26.37%         (3.16)%
Net return....................      17.00%        14.69%          10.58%          24.12%         (3.31)%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND          1998     1997     1996      1995     1994     1993     1992      1991     1990     1989
----------------------          ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return.................. 18.11%   15.06%   11.68%    19.75%   (8.02)%  12.28%   (2.83)%   41.27%    0.24 %  25.83%
Net return.................... 16.01%   12.94%    9.67%    17.62%   (9.66)%  10.31%   (4.57)%   38.75%   (1.56)%  23.59%

----------
(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.
+    Formerly known as Equitable Variable Life Insurance Company Separate
     Account FP.


                                     FSA-34

                        Report of Independent Accountants


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its method of accounting for long-lived assets in 1996.




/s/PricewaterhouseCoopers LLP
-----------------------------
PricewaterhouseCoopers LLP
New York, New York
February 8, 1999

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997

                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,993.7        $    19,630.9
    Held to maturity, at amortized cost.....................................           125.0                  -
  Mortgage loans on real estate.............................................         2,809.9              2,611.4
  Equity real estate........................................................         1,676.9              2,495.1
  Policy loans..............................................................         2,086.7              2,422.9
  Other equity investments..................................................           713.3                951.5
  Investment in and loans to affiliates.....................................           928.5                731.1
  Other invested assets.....................................................           808.2                612.2
                                                                              -----------------    -----------------
      Total investments.....................................................        28,142.2             29,455.1
Cash and cash equivalents...................................................         1,245.5                300.5
Deferred policy acquisition costs...........................................         3,563.8              3,236.6
Amounts due from discontinued operations....................................             2.7                572.8
Other assets................................................................         3,051.9              2,687.4
Closed Block assets.........................................................         8,632.4              8,566.6
Separate Accounts assets....................................................        43,302.3             36,538.7
                                                                              -----------------    -----------------

Total Assets................................................................   $    87,940.8        $    81,357.7
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    20,889.7        $    21,579.5
Future policy benefits and other policyholders' liabilities.................         4,694.2              4,553.8
Short-term and long-term debt...............................................         1,181.7              1,716.7
Other liabilities...........................................................         3,474.3              3,267.2
Closed Block liabilities....................................................         9,077.0              9,073.7
Separate Accounts liabilities...............................................        43,211.3             36,306.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        82,528.2             76,497.2
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,110.2              3,105.8
Retained earnings...........................................................         1,944.1              1,235.9
Accumulated other comprehensive income......................................           355.8                516.3
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         5,412.6              4,860.5
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    87,940.8        $    81,357.7
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,056.2       $       950.6      $       874.0
Premiums......................................................          588.1               601.5              597.6
Net investment income.........................................        2,228.1             2,282.8            2,203.6
Investment gains (losses), net................................          100.2               (45.2)              (9.8)
Commissions, fees and other income............................        1,503.0             1,227.2            1,081.8
Contribution from the Closed Block............................           87.1               102.5              125.0
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,562.7             5,119.4            4,872.2
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,153.0             1,266.2            1,270.2
Policyholders' benefits.......................................        1,024.7               978.6            1,317.7
Other operating costs and expenses............................        2,201.2             2,203.9            2,075.7
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,378.9             4,448.7            4,663.6
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................        1,183.8               670.7              208.6
Federal income taxes..........................................          353.1                91.5                9.7
Minority interest in net income of consolidated subsidiaries..          125.2                54.8               81.7
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          705.5               524.4              117.2
Discontinued operations, net of Federal income taxes..........            2.7               (87.2)             (83.8)
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                   -                (23.1)
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        3,105.8             3,105.8            3,105.8
Additional capital in excess of par value.....................            4.4                 -                  -
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,110.2             3,105.8            3,105.8

Retained earnings, beginning of year..........................        1,235.9               798.7              788.4
Net earnings..................................................          708.2               437.2               10.3
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,944.1             1,235.9              798.7
                                                                -----------------  -----------------  -----------------

Accumulated other comprehensive income,
  beginning of year...........................................          516.3               177.0              361.4
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Accumulated other comprehensive income, end of year...........          355.8               516.3              177.0
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    5,412.6       $     4,860.5      $     4,084.0
                                                                =================  =================  =================

COMPREHENSIVE INCOME
Net earnings..................................................   $      708.2       $       437.2      $        10.3
                                                                -----------------  -----------------  -----------------
Change in unrealized gains (losses), net of reclassification
  adjustment..................................................         (149.5)              343.7             (206.6)
Minimum pension liability adjustment..........................          (11.0)               (4.4)              22.2
                                                                -----------------  -----------------  -----------------
Other comprehensive income....................................         (160.5)              339.3             (184.4)
                                                                -----------------  -----------------  -----------------
Comprehensive Income..........................................   $      547.7       $       776.5      $      (174.1)
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1998, 1997 AND 1996

                                                                      1998               1997               1996
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      708.2       $       437.2      $        10.3
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,153.0             1,266.2            1,270.2
  Universal life and investment-type product
    policy fee income.........................................       (1,056.2)             (950.6)            (874.0)
  Investment (gains) losses...................................         (100.2)               45.2                9.8
  Change in Federal income tax payable........................          123.1               (74.4)            (197.1)
  Other, net..................................................         (324.9)              169.4              330.2
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          503.0               893.0              549.4
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,289.0             2,702.9            2,275.1
  Sales.......................................................       16,972.1            10,385.9            8,964.3
  Purchases...................................................      (18,578.5)          (13,205.4)         (12,559.6)
  Decrease (increase) in short-term investments...............          102.4              (555.0)             450.3
  Decrease in loans to discontinued operations................          660.0               420.1            1,017.0
  Sale of subsidiaries........................................            -                 261.0                -
  Other, net..................................................         (341.8)             (612.6)            (281.0)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by investing activities..............        1,103.2              (603.1)            (133.9)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,508.1             1,281.7            1,925.4
    Withdrawals...............................................       (1,724.6)           (1,886.8)          (2,385.2)
  Net (decrease) increase in short-term financings............         (243.5)              419.9                (.3)
  Repayments of long-term debt................................          (24.5)             (196.4)            (124.8)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (87.2)              (83.9)               -
  Other, net..................................................          (89.5)              (62.7)             (66.5)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (661.2)             (528.2)            (651.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................          945.0              (238.3)            (235.9)
Cash and cash equivalents, beginning of year..................          300.5               538.8              774.7
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,245.5       $       300.5      $       538.8
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      130.7       $       217.1      $       109.9
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      254.3       $       170.0      $       (10.0)
                                                                =================  =================  =================

                See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), in which Equitable Life has a 57.7% ownership interest, and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate in which Equitable Life has a 32.5% ownership interest. AXA ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.5% at December 31, 1998 (53.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment includes Alliance, the results of DLJ which are accounted for on an equity basis, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance and EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

        All significant intercompany transactions and balances except those with the Closed Block and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1998," "1997" and "1996" refer to the years ended December 31, 1998, 1997 and 1996, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1998 presentation.

        Closed Block

        On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations include the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the Guaranteed Interest Contract ("GIC") lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1998 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

        Accounting Changes

        In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for public companies to report information about operating segments in annual and interim financial statements issued to shareholders. It also specifies related disclosure requirements for products and services, geographic areas and major customers. Generally, financial information must be reported using the basis management uses to make operating decisions and to evaluate business performance. The Company implemented SFAS No. 131 effective December 31, 1998 and continues to identify two operating segments to reflect its major businesses: Insurance and Investment Services. While the segment descriptions are the same as those previously reported, certain amounts have been reattributed between the two reportable segments. Prior period comparative segment information has been restated.

        In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. Adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management intends to sell or abandon is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Initial adoption of the impairment requirements of SFAS No. 121 to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        New Accounting Pronouncements

        In October 1998, the FASB issued SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," which amends existing  accounting and reporting  standards for certain  activities of mortgage banking enterprises and other enterprises that conduct operations that are substantially similar to the primary operations of a mortgage banking enterprise. This statement is effective for the first fiscal quarter beginning after December 15, 1998. This statement is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings.

        SFAS No. 133 requires adoption in fiscal years beginning after June 15, 1999 and permits early adoption as of the beginning of any fiscal quarter following issuance of the statement. Retroactive application to financial statements of prior periods is prohibited. The Company expects to adopt SFAS No. 133 effective January 1, 2000. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

        In late 1998, the AICPA issued SOP 98-7, "Deposit Accounting: Accounting for Insurance and Reinsurance Contracts that Do Not Transfer Insurance Risk". This SOP, effective for fiscal years beginning after June 15, 1999, provides guidance to both the insured and insurer on how to apply the deposit method of accounting when it is required for insurance and reinsurance contracts that do not transfer insurance risk. The SOP does not address or change the requirements as to when deposit accounting should be applied. SOP 98-7 applies to all entities and all insurance and reinsurance contracts that do not transfer insurance risk except for long-duration life and health insurance contracts. This SOP is not expected to have a material impact on the Company's consolidated financial statements.

        In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized   investment   gains   (losses)  are   determined  by  specific
        identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

        Unrealized investment gains and losses on equity securities and fixed maturities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1998, the expected investment yield, excluding policy loans, generally ranged from 7.29% grading to 6.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996 a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its Pension Par and DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $938.6 million and $886.7 million at December 31, 1998 and 1997, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Incurred benefits related to current year..........  $       202.1       $      190.2       $      189.0
        Incurred benefits related to prior years...........           22.2                2.1               69.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       224.3       $      192.3       $      258.1
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        17.0       $       28.8       $       32.6
        Benefits paid related to prior years...............          155.4              146.2              153.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       172.4       $      175.0       $      185.9
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  board  of  directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1998, participating policies, including those in the Closed Block, represent approximately 19.9% ($49.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1998, 1997 and 1996, investment results of such Separate Accounts were $4,591.0 million, $3,411.1 million and $2,970.6 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the Statement, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option price. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1998
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
            Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,464.1              107.6                 .7             1,571.0
            States and political subdivisions..           55.0                9.9                -                  64.9
            Foreign governments................          363.3               20.9               30.0               354.2
            Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                                =================  =================   ================   =================

          Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $        58.3      $       114.9       $       22.5       $       150.7
                                                =================  =================   ================   =================

        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,850.5      $       785.0       $       74.5       $    15,561.0
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..           52.8                6.8                 .1                59.5
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================

        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1998 and 1997, securities without a readily ascertainable market value having an amortized cost of $3,539.9 million and $3,759.2 million, respectively, had estimated fair values of $3,748.5 million and $3,903.9 million, respectively.

        The contractual maturity of bonds at December 31, 1998 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      324.8       $      323.4
        Due in years two through five..........................................       3,778.2            3,787.9
        Due in years six through ten...........................................       6,543.4            6,594.1
        Due after ten years....................................................       5,756.8            6,219.5
        Mortgage-backed securities.............................................       1,807.9            1,830.3
                                                                                ----------------   -----------------
        Total..................................................................  $   18,211.1       $   18,755.2
                                                                                ================   =================

        Corporate bonds held to maturity with an amortized cost and estimated fair value of $125.0 million are due in one year or less.

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1998, approximately 15.1% of the $18,336.1 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

        In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balances, beginning of year........................  $       384.5       $      137.1       $      325.3
        SFAS No. 121 release...............................            -                  -               (152.4)
        Additions charged to income........................           86.2              334.6              125.0
        Deductions for writedowns and
          asset dispositions...............................         (240.1)             (87.2)            (160.8)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        34.3       $       55.8       $       50.4
          Equity real estate...............................          196.3              328.7               86.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       230.6       $      384.5       $      137.1
                                                            =================   ================   =================

        At December 31, 1998, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $60.8 million.

        At December 31, 1998 and 1997, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $7.0 million (0.2% of total mortgage loans on real estate) and $23.4 million (0.9% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $115.1 million and $183.4 million at December 31, 1998 and 1997, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $10.3 million, $17.2 million and $35.5 million in 1998, 1997 and 1996, respectively. Gross interest income on these loans included in net investment income aggregated $8.3 million, $12.7 million and $28.2 million in 1998, 1997 and 1996, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1998                 1997
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        125.4       $        196.7
        Impaired mortgage loans without provision for losses...............             8.6                  3.6
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           134.0                200.3
        Provision for losses...............................................           (29.0)               (51.8)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        105.0       $        148.5
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1998, 1997 and 1996, respectively, the Company's average recorded investment in impaired mortgage loans was $161.3 million, $246.9 million and $552.1 million. Interest income recognized on these impaired mortgage loans totaled $12.3 million, $15.2 million and $38.8 million ($.9 million, $2.3 million and $17.9 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1998 and 1997, the carrying value of equity real estate held for sale amounted to $836.2 million and $1,023.5 million, respectively. For 1998, 1997 and 1996, respectively, real estate of $7.1 million, $152.0 million and $58.7 million was acquired in satisfaction of debt. At December 31, 1998 and 1997, the Company owned $552.3 million and $693.3 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $374.8 million and $541.1 million at December 31, 1998 and 1997, respectively. Depreciation expense on real estate totaled $30.5 million, $74.9 million and $91.8 million for 1998, 1997 and 1996, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (25 and 29 individual ventures as of December 31, 1998 and 1997, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $       913.7      $     1,700.9
        Investments in securities, generally at estimated fair value...........          636.9            1,374.8
        Cash and cash equivalents..............................................           85.9              105.4
        Other assets...........................................................          279.8              584.9
                                                                                ----------------   -----------------
        Total Assets...........................................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Borrowed funds - third party...........................................  $       367.1      $       493.4
        Borrowed funds - the Company...........................................           30.1               31.2
        Other liabilities......................................................          197.2              284.0
                                                                                ----------------   -----------------
        Total liabilities......................................................          594.4              808.6
                                                                                ----------------   -----------------

        Partners' capital......................................................        1,321.9            2,957.4
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital................................  $     1,916.3      $     3,766.0
                                                                                ================   =================

        Equity in partners' capital included above.............................  $       312.9      $       568.5
        Equity in limited partnership interests not included above.............          442.1              331.8
        Other..................................................................             .7                4.3
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $       755.7      $       904.6
                                                                                ================   =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       246.1       $      310.5       $      348.9
        Revenues of other limited partnership interests....          128.9              506.3              386.1
        Interest expense - third party.....................          (33.3)             (91.8)            (111.0)
        Interest expense - the Company.....................           (2.6)              (7.2)             (30.0)
        Other expenses.....................................         (197.0)            (263.6)            (282.5)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       142.1       $      454.2       $      311.5
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        59.6       $       76.7       $       73.9
        Equity in net earnings of limited partnership
          interests not included above.....................           22.7               69.5               35.8
        Other..............................................            -                  (.9)                .9
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        82.3       $      145.3       $      110.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,489.0       $    1,459.4       $    1,307.4
        Mortgage loans on real estate......................          235.4              260.8              303.0
        Equity real estate.................................          356.1              390.4              442.4
        Other equity investments...........................           83.8              156.9              122.0
        Policy loans.......................................          144.9              177.0              160.3
        Other investment income............................          185.7              181.7              217.4
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,494.9            2,626.2            2,552.5

          Investment expenses..............................         (266.8)            (343.4)            (348.9)
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,228.1       $    2,282.8       $    2,203.6
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $       (24.3)      $       88.1       $       60.5
        Mortgage loans on real estate......................          (10.9)             (11.2)             (27.3)
        Equity real estate.................................           74.5             (391.3)             (79.7)
        Other equity investments...........................           29.9               14.1               18.9
        Sale of subsidiaries...............................           (2.6)             252.1                -
        Issuance and sales of Alliance Units...............           19.8                -                 20.6
        Issuance and sale of DLJ common stock..............           18.2                3.0                -
        Other..............................................           (4.4)               -                 (2.8)
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $       100.2       $      (45.2)      $       (9.8)
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $101.6 million, $11.7 million and $29.9 million for 1998, 1997 and 1996, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million for 1997. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1998, 1997 and 1996, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $15,961.0 million, $9,789.7 million and $8,353.5 million. Gross gains of $149.3 million, $166.0 million and $154.2 million and gross losses of $95.1 million, $108.8 million and $92.7 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1998, 1997 and 1996 amounted to $(331.7) million, $513.4 million and $(258.0)
        million, respectively.

        For 1998, 1997 and 1996, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.9 million, $137.5 million and $136.7 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note which was paid in 1998. The Company recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and for the year ended December 31, 1996, respectively, the businesses sold reported combined revenues of $91.6 million and $226.1 million and combined net earnings of $10.7 million and $30.7 million.

        In 1996, Alliance acquired the business of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash,
        1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and additional consideration to be determined at a later date but currently estimated to not exceed $10.0 million. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1998, the Company's ownership of Alliance Units was approximately 56.7%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, are summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Balance, beginning of year.........................  $       533.6       $      189.9       $      396.5
        Changes in unrealized investment gains (losses)....         (242.4)             543.3             (297.6)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           (5.7)              53.2                -
            DAC............................................           13.2              (89.0)              42.3
            Deferred Federal income taxes..................           85.4             (163.8)              48.7
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       539.9       $      871.2       $      357.8
            Other equity investments.......................           92.4               33.7               31.6
            Other, principally Closed Block................          111.1               80.9               53.1
                                                            -----------------   ----------------   -----------------
              Total........................................          743.4              985.8              442.5
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (24.7)             (19.0)             (72.2)
              DAC..........................................         (127.8)            (141.0)             (52.0)
              Deferred Federal income taxes................         (206.8)            (292.2)            (128.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.1       $      533.6       $      189.9
                                                            =================   ================   =================

 6)     ACCUMULATED OTHER COMPREHENSIVE INCOME

        Accumulated other comprehensive income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Unrealized gains on investments....................  $       384.1       $      533.6       $      189.9
        Minimum pension liability..........................          (28.3)             (17.3)             (12.9)
                                                            -----------------   ----------------   -----------------
        Total Accumulated Other
          Comprehensive Income.............................  $       355.8       $      516.3       $      177.0
                                                            =================   ================   =================

        The components of other comprehensive income for the years 1998, 1997 and 1996 are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net unrealized gains (losses) on investment
          securities:
          Net unrealized gains (losses) arising during
            the period.....................................  $      (186.1)      $      564.0       $     (249.8)
          Reclassification adjustment for (gains) losses
            included in net earnings.......................          (56.3)             (20.7)             (47.8)
                                                            -----------------   ----------------   -----------------

        Net unrealized gains (losses) on investment
          securities.......................................         (242.4)             543.3             (297.6)
        Adjustments for policyholder liabilities,
          DAC and deferred
          Federal income taxes.............................           92.9             (199.6)              91.0
                                                            -----------------   ----------------   -----------------
        Change in unrealized gains (losses), net of
          reclassification and adjustments.................         (149.5)             343.7             (206.6)
        Change in minimum pension liability................          (11.0)              (4.4)              22.2
                                                            -----------------   ----------------   -----------------
        Total Other Comprehensive Income...................  $      (160.5)      $      339.3       $     (184.4)
                                                            =================   ================   =================

 7)     CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,149.0 and $4,059.4)...........................................  $    4,373.2         $    4,231.0
        Mortgage loans on real estate........................................       1,633.4              1,341.6
        Policy loans.........................................................       1,641.2              1,700.2
        Cash and other invested assets.......................................          86.5                282.0
        DAC..................................................................         676.5                775.2
        Other assets.........................................................         221.6                236.6
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,632.4         $    8,566.6
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,013.1         $    8,993.2
        Other liabilities....................................................          63.9                 80.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,077.0         $    9,073.7
                                                                              =================    =================

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       661.7       $      687.1       $      724.8
        Investment income (net of investment
          expenses of $15.5, $27.0 and $27.3)..............          569.7              574.9              546.6
        Investment losses, net.............................             .5              (42.4)              (5.5)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,231.9            1,219.6            1,265.9
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,082.0            1,066.7            1,106.3
        Other operating costs and expenses.................           62.8               50.4               34.6
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,144.8            1,117.1            1,140.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $        87.1       $      102.5       $      125.0
                                                            =================   ================   =================

        At December 31, 1998 and 1997, problem mortgage loans on real estate had an amortized cost of $5.1 million and $8.1 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $26.0 million and $70.5 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $        55.5      $       109.1
        Impaired mortgage loans without provision for losses...................            7.6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           63.1              109.7
        Provision for losses...................................................          (10.1)             (17.4)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        53.0      $        92.3
                                                                                ================   =================

        During 1998, 1997 and 1996, the Closed Block's average recorded investment in impaired mortgage loans was $85.5 million, $110.2 million and $153.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $9.4 million and $10.9 million ($1.5 million, $4.1 million and $4.7 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $11.1 million and $18.5 million on mortgage loans on real estate and $15.4 million and $16.8 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million and $12.8 million for 1997 and 1996, respectively. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 8)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Mortgage loans on real estate........................................  $      553.9         $      635.2
        Equity real estate...................................................         611.0                874.5
        Other equity investments.............................................         115.1                209.3
        Other invested assets................................................          24.9                152.4
                                                                              -----------------    -----------------
          Total investments..................................................       1,304.9              1,871.4
        Cash and cash equivalents............................................          34.7                106.8
        Other assets.........................................................         219.0                243.8
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,021.7         $    1,048.3
        Allowance for future losses..........................................         305.1                259.2
        Amounts due to continuing operations.................................           2.7                572.8
        Other liabilities....................................................         229.1                341.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    1,558.6         $    2,222.0
                                                                              =================    =================


                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $63.3, $97.3 and $127.5).............  $       160.4       $      188.6       $      245.4
        Investment gains (losses), net.....................           35.7             (173.7)             (18.9)
        Policy fees, premiums and other income.............           (4.3)                .2                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          191.8               15.1              226.7

        Benefits and other deductions......................          141.5              169.5              250.4
        Earnings added (losses charged) to allowance
          for future losses................................           50.3             (154.4)             (23.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax earnings from releasing (loss from
          strengthening) of the allowance for future
          losses...........................................            4.2             (134.1)            (129.0)
        Federal income tax (expense) benefit...............           (1.5)              46.9               45.2
                                                            -----------------   ----------------   -----------------
        Earnings (Loss) from Discontinued Operations.......  $         2.7       $      (87.2)      $      (83.8)
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1998 and strengthening of allowance in 1997 and 1996.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

        Benefits and other deductions includes $26.6 million, $53.3 million and $114.3 million of interest expense related to amounts borrowed from continuing operations in 1998, 1997 and 1996, respectively.

        Valuation allowances amounted to $3.0 million and $28.4 million on mortgage loans on real estate and $34.8 million and $88.4 million on equity real estate at December 31, 1998 and 1997, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1998 and 1997, problem mortgage loans on real estate had amortized costs of $1.1 million and $11.0 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $3.5 million and $109.4 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $         6.7      $       101.8
        Impaired mortgage loans without provision for losses...................            8.5                 .2
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................           15.2              102.0
        Provision for losses...................................................           (2.1)             (27.3)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        13.1      $        74.7
                                                                                ================   =================

        During 1998, 1997 and 1996, the discontinued operations' average recorded investment in impaired mortgage loans was $73.3 million, $89.2 million and $134.8 million, respectively. Interest income recognized on these impaired mortgage loans totaled $4.7 million, $6.6 million and $10.1 million ($3.4 million, $5.3 million and $7.5 million recognized on a cash basis) for 1998, 1997 and 1996, respectively.

        At December 31, 1998 and 1997, discontinued operations had carrying values of $50.0 million and $156.2 million, respectively, of real estate acquired in satisfaction of debt.

 9)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1998                 1997
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      179.3         $      422.2
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.7
          Other..............................................................            .3                   .3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.4
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.91% - 12.00%, due through 2017...................         392.2                676.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          10.8                 18.5
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,002.4              1,294.5
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,181.7         $    1,716.7
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1998 range from 5.23% to 7.75%. There were no borrowings outstanding under this bank credit facility at December 31, 1998.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1998, there were no borrowings outstanding under this program.

        During July 1998, Alliance entered into a $425.0 million five-year revolving credit facility with a group of commercial banks which replaced a $250.0 million revolving credit facility. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During September 1998, Alliance increased the size of its commercial paper program from $250.0 million to $425.0 million. Borrowings from these two sources may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants which require Alliance to, among other things, meet certain financial ratios. As of December 31, 1998, Alliance had commercial paper outstanding totaling $179.5 million at an effective interest rate of 5.5% and there were no borrowings outstanding under Alliance's revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $640.2 million and $1,164.0 million at December 31, 1998 and 1997, respectively, as collateral for certain short-term and long-term debt.

        At December 31, 1998, aggregate maturities of the long-term debt based on required principal payments at maturity for 1999 and the succeeding four years are $322.8 million, $6.9 million, $1.7 million, $1.8 million and $2.0 million, respectively, and $668.0 million thereafter.

10)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       283.3       $      186.5       $       97.9
          Deferred.........................................           69.8              (95.0)             (88.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       414.3       $      234.7       $       73.0
        Non-taxable minority interest......................          (33.2)             (38.0)             (28.6)
        Adjustment of tax audit reserves...................           16.0              (81.7)               6.9
        Equity in unconsolidated subsidiaries..............          (39.3)             (45.1)             (32.3)
        Other..............................................           (4.7)              21.6               (9.3)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $       353.1       $       91.5       $        9.7
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1998                  December 31, 1997
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Compensation and related benefits......  $     235.3      $        -        $      257.9      $       -
        Other..................................         27.8               -                30.7              -
        DAC, reserves and reinsurance..........          -               231.4               -              222.8
        Investments............................          -               364.4               -              405.7
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     263.1      $      595.8      $      288.6      $     628.5
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        (7.7)      $       46.2       $     (156.2)
        Investments........................................           46.8             (113.8)              78.6
        Compensation and related benefits..................           28.6                3.7               22.3
        Other..............................................            2.1              (31.1)             (32.9)
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          Expense (Benefit)................................  $        69.8       $      (95.0)      $      (88.2)
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       438.8       $      448.6       $      461.4
        Reinsurance assumed................................          203.6              198.3              177.5
        Reinsurance ceded..................................          (54.3)             (45.4)             (41.3)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       588.1       $      601.5       $      597.6
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        75.7       $       61.0       $       48.2
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        85.9       $       70.6       $       54.1
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        39.5       $       36.4       $       32.3
                                                            =================   ================   =================

        Beginning in May 1997, the Company began reinsuring on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. Effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.3 million, $1.6 million and $2.4 million for 1998, 1997 and 1996, respectively. Ceded death and disability benefits totaled $15.6 million, $4.3 million and $21.2 million for 1998, 1997 and 1996, respectively. Insurance liabilities ceded totaled $560.3 million and $593.8 million at December 31, 1998 and 1997, respectively.

12)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $        33.2       $       32.5       $       33.8
        Interest cost on projected benefit obligations.....          129.2              128.2              120.8
        Actual return on assets............................         (175.6)            (307.6)            (181.4)
        Net amortization and deferrals.....................            6.1              166.6               43.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        (7.1)      $       19.7       $       16.6
                                                            =================   ================   =================

        The  plan's  projected  benefit   obligation  under  the  qualified  and
        non-qualified plans was comprised of:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Benefit obligation, beginning of year..................................  $    1,801.3       $    1,765.5
        Service cost...........................................................          33.2               32.5
        Interest cost..........................................................         129.2              128.2
        Actuarial (gains) losses...............................................         108.4              (15.5)
        Benefits paid..........................................................        (138.7)            (109.4)
                                                                                ----------------   -----------------
        Benefit Obligation, End of Year........................................  $    1,933.4       $    1,801.3
                                                                                ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Plan assets at fair value, beginning of year...........................  $    1,867.4       $    1,626.0
        Actual return on plan assets...........................................         338.9              307.5
        Contributions..........................................................           -                 30.0
        Benefits paid and fees.................................................        (123.2)             (96.1)
                                                                                ----------------   -----------------
        Plan assets at fair value, end of year.................................       2,083.1            1,867.4
        Projected benefit obligations..........................................       1,933.4            1,801.3
                                                                                ----------------   -----------------
        Projected benefit obligations less than plan assets....................         149.7               66.1
        Unrecognized prior service cost........................................          (7.5)              (9.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          38.7               95.0
        Unrecognized net asset at transition...................................           1.5                3.1
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      182.4       $      154.3
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.0% and 3.83%, respectively, at December 31, 1998 and 7.25% and 4.07%, respectively, at December 31, 1997. As of January 1, 1998 and 1997, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity an additional minimum pension liability of $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $31.8 million, $33.2 million and $34.7 million for 1998, 1997 and 1996, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1998, 1997 and 1996, the Company made estimated postretirement benefits payments of $28.4 million, $18.7 million and $18.9 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.6       $        4.5       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           33.6               34.7               34.6
        Net amortization and deferrals.....................             .5                1.9                2.4
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        38.7       $       41.1       $       42.3
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation, beginning
          of year..............................................................  $      490.8       $      388.5
        Service cost...........................................................           4.6                4.5
        Interest cost..........................................................          33.6               34.7
        Contributions and benefits paid........................................         (28.4)              72.1
        Actuarial (gains) losses...............................................         (10.2)              (9.0)
                                                                                ----------------   -----------------
        Accumulated postretirement benefits obligation, end of year............         490.4              490.8
        Unrecognized prior service cost........................................          31.8               40.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (121.2)            (140.6)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      401.0       $      390.5
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.0% in 1998, gradually declining to 2.5% in the year 2009, and in 1997 was 8.75%, gradually declining to 2.75% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.0% and 7.25% at December 31, 1998 and 1997, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1998 would be increased 4.83%. The effect of this change on the sum of the service cost and interest cost would be an increase of 4.57%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1998 would be decreased by 5.6%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 5.4%.

13)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1998 and 1997, respectively, was $880.9 million and $1,353.4 million. The average unexpired terms at December 31, 1998 ranged from 1 month to 4.3 years. At December 31, 1998, the cost of terminating swaps in a loss position was $8.0 million. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1998 of contracts purchased and sold were $8,450.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $54.8 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1998 and 1997.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1998                               1997
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)
        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,809.9     $     2,961.8     $     2,611.4     $    2,822.8
        Other limited partnership interests....         562.6             562.6             509.4            509.4
        Policy loans...........................       2,086.7           2,370.7           2,422.9          2,493.9
        Policyholders' account balances -
          investment contracts.................      12,892.0          13,396.0          12,611.0         12,714.0
        Long-term debt.........................       1,002.4           1,025.2           1,294.5          1,257.0

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,633.4           1,703.5           1,341.6          1,420.7
        Other equity investments...............          56.4              56.4              86.3             86.3
        Policy loans...........................       1,641.2           1,929.7           1,700.2          1,784.2
        SCNILC liability.......................          25.0              25.0              27.6             30.3

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         553.9             599.9             655.5            779.9
        Fixed maturities.......................          24.9              24.9              38.7             38.7
        Other equity investments...............         115.1             115.1             209.3            209.3
        Guaranteed interest contracts..........          37.0              34.0              37.0             34.0
        Long-term debt.........................         147.1             139.8             296.4            297.6

14)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $142.9 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $287.3 million at December 31, 1998, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $24.7 million of letters of credit outstanding at December 31, 1998.

15)     LITIGATION

        Major Medical Insurance Cases

        Equitable Life agreed to settle, subject to court approval, previously disclosed cases involving lifetime guaranteed renewable major medical insurance policies issued by Equitable Life in five states. Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the policies and was misrepresented. In certain cases plaintiffs also claimed that Equitable Life misrepresented to policyholders that premium increases had been approved by insurance departments, and that it determined annual rate increases in a manner that discriminated against the policyholders.

        In December 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in creation of a nationwide class consisting of all persons holding, and paying premiums on, the policies at any time since January 1, 1988 and the dismissal with prejudice of the pending actions and the resolution of all similar claims on a nationwide basis. Under the terms of the settlement, which involves approximately 127,000 former and current policyholders, Equitable Life would pay $14.2 million in exchange for release of all claims and will provide future relief to certain current policyholders by restricting future premium increases, estimated to have a present value of $23.3 million. This estimate is based upon assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may vary. In October 1998, the court entered a judgment approving the settlement agreement and, in November, a member of the national class filed a notice of appeal of the judgment. In January 1999, the Court of Appeals granted Equitable Life's motion to dismiss the appeal.

        Life Insurance and Annuity Sales Cases

        A number of lawsuits  are  pending as  individual  claims and  purported class actions against Equitable Life and its subsidiary insurance companies Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997) and The Equitable of Colorado, Inc. ("EOC"). These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in varying jurisdictions, and are in varying stages of discovery and motions for class certification.

        In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, The Equitable's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on The Equitable's results of operations in any particular period.

        Discrimination Case

        Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, The Equitable's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of The Equitable. The Equitable's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on The Equitable's results of operations in any particular period.

        Alliance Capital

        In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. Alliance believes that the allegations in the amended complaint, which was filed in February 1999, are without merit and intends to defend itself vigorously against these claims. While the ultimate outcome of this matter cannot be determined at this time, Alliance's management does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        DLJSC

        DLJSC is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. DLJSC is defending itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. Trial is expected in early May 1999. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant in a complaint which alleges that DLJSC and a number of other financial institutions and several individual defendants violated civil provisions of RICO by inducing plaintiffs to invest over $40 million in The Securities Groups, a number of tax shelter limited partnerships, during the years 1978 through 1982. The plaintiffs seek recovery of the loss of their entire investment and an approximately equivalent amount of tax-related damages. Judgment for damages under RICO are subject to trebling. Discovery is complete. Trial has been scheduled for May 17, 1999. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        DLJSC is a defendant along with certain other parties in four actions involving Mid-American Waste Systems, Inc. ("Mid-American"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code in January 1997. Three actions seek rescission, compensatory and punitive damages for DLJSC's role in underwriting notes of Mid-American. The other action, filed by the Plan Administrator for the bankruptcy estate of Mid-American, alleges that DLJSC is liable as an underwriter for alleged misrepresentations and omissions in the prospectus for the notes, and liable as financial advisor to Mid-American for allegedly failing to advise Mid-American about its financial condition. DLJSC believes that it has meritorious defenses to the complaints and will continue to contest the suits vigorously. Although there can be no assurance, DLJ's management does not believe that the ultimate outcome of this litigation will have a material adverse effect on DLJ's consolidated financial condition. Based upon information currently available to it, DLJ's management cannot predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        Other Matters

        In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1999 and the succeeding four years are $98.7 million, $92.7 million, $73.4 million, $59.9 million, $55.8 million and $550.1 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1999 and the succeeding four years is $7.6 million, $5.6 million, $4.6 million, $2.3 million, $2.3 million and $25.4 million thereafter.

        At December 31, 1998, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1999 and the succeeding four years is $189.2 million, $177.0 million, $165.5 million, $145.4 million, $122.8 million and $644.7 million thereafter.

17)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1998               1997                1996
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Compensation costs.................................  $       772.0       $      721.5       $      704.8
        Commissions........................................          478.1              409.6              329.5
        Short-term debt interest expense...................           26.1               31.7                8.0
        Long-term debt interest expense....................           84.6              121.2              137.3
        Amortization of policy acquisition costs...........          292.7              287.3              405.2
        Capitalization of policy acquisition costs.........         (609.1)            (508.0)            (391.9)
        Rent expense, net of sublease income...............          100.0              101.8              113.7
        Cursitor intangible assets writedown...............            -                120.9                -
        Other..............................................        1,056.8              917.9              769.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,201.2       $    2,203.9       $    2,075.7
                                                            =================   ================   =================

        During 1997 and 1996, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million and $24.4 million, respectively. The amounts paid during 1998, associated with cost reduction programs, totaled $22.6 million. At December 31, 1998, the liabilities associated with cost reduction programs amounted to $39.4 million. The 1997 cost reduction program included costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

18)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1998, 1997 and 1996, statutory net income (loss) totaled $384.4 million, $(351.7) million and $(351.1) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,728.0 million and $3,907.1 million at December 31, 1998 and 1997, respectively. No dividends have been paid by Equitable Life to the Holding Company to date.

        At December 31, 1998, the Insurance Group, in accordance with various government and state regulations, had $25.6 million of securities deposited with such government or state agencies.

        The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholders' equity on a GAAP basis are primarily attributable to: (a) inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes are provided for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (e) valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (f) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)     BUSINESS SEGMENT INFORMATION

        The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

        Intersegment investment advisory and other fees of approximately $61.8 million, $84.1 million and $129.2 million for 1998, 1997 and 1996, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $4.2 million and $13.3 million for 1998, 1997 and 1996, respectively, are eliminated in consolidation.

        The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1998
        Segment revenues.....................  $     4,029.8     $    1,438.4       $        (5.7)    $    5,462.5
        Investment gains.....................           64.8             35.4                 -              100.2
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     4,094.6     $    1,473.8       $        (5.7)    $    5,562.7
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       688.6     $      284.3       $         -       $      972.9
        Investment gains , net of
          DAC and other charges..............           41.7             27.7                 -               69.4
        Pre-tax minority interest............            -              141.5                 -              141.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       730.3     $      453.5       $         -       $    1,183.8
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    75,626.0     $   12,379.2       $       (64.4)    $   87,940.8
                                              ===============   =================  ===============   ================


        1997
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment gains (losses)............         (318.8)           255.1                -               (63.7)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment gains (losses), net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                              ---------------   -----------------  ---------------   ----------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                              ===============   =================  ===============   ================

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                              ===============   =================  ===============   ================


                                                                   Investment
                                                Insurance           Services        Elimination           Total
                                              ---------------   -----------------  ---------------   ----------------
                                                                          (In Millions)
        1996
        Segment revenues.....................  $     3,789.1     $    1,105.5       $       (12.6)    $    4,882.0
        Investment gains (losses)............          (30.3)            20.5                 -               (9.8)
                                              ---------------   -----------------  ---------------   ----------------
        Total Revenues.......................  $     3,758.8     $    1,126.0       $       (12.6)    $    4,872.2
                                              ===============   =================  ===============   ================

        Pre-tax operating earnings...........  $       337.1     $      224.6       $         -       $      561.7
        Investment gains (losses), net of
          DAC and other charges..............          (37.2)            16.9                 -              (20.3)
        Reserve strengthening and DAC
          writeoff...........................         (393.0)             -                   -             (393.0)
        Non-recurring costs and
          expenses...........................          (22.3)            (1.1)                -              (23.4)
        Pre-tax minority interest............            -               83.6                 -               83.6
                                              ---------------   -----------------  ---------------   ----------------
        Earnings (Loss) from
          Continuing Operations..............  $      (115.4)    $      324.0       $         -       $      208.6
                                              ===============   =================  ===============   ================

20)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1998 and 1997 are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1998
        Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       212.8      $       197.0       $      136.8         $      158.9
                                       =================  =================   ==================   ==================

        Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                       =================  =================   ==================   ==================

        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million.

21)     INVESTMENT IN DLJ

        At December 31, 1998, the Company's ownership of DLJ interest was approximately 32.5%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   13,195.1       $   16,535.7
        Securities purchased under resale agreements...........................      20,063.3           22,628.8
        Broker-dealer related receivables......................................      34,264.5           28,159.3
        Other assets...........................................................       4,759.3            3,182.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   35,775.6       $   36,006.7
        Broker-dealer related payables.........................................      26,161.5           26,127.2
        Short-term and long-term debt..........................................       3,997.6            3,249.5
        Other liabilities......................................................       3,219.8            2,860.9
                                                                                ----------------   -----------------
        Total liabilities......................................................      69,154.5           68,244.3
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,927.7            2,061.5
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   72,282.2       $   70,505.8
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,927.7       $    2,061.5
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.7               23.5
        The Holding Company's equity ownership in DLJ..........................      (1,002.4)            (740.2)
        Minority interest in DLJ...............................................      (1,118.2)            (729.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      830.8       $      615.5
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1998                1997
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    3,184.7       $    2,430.7
        Net investment income..................................................       2,189.1            1,652.1
        Dealer, trading and investment gains, net..............................          33.2              557.7
                                                                                ----------------   -----------------
        Total revenues.........................................................       5,407.0            4,640.5
        Total expenses including income taxes..................................       5,036.2            4,232.2
                                                                                ----------------   -----------------
        Net earnings...........................................................         370.8              408.3
        Dividends on preferred stock...........................................          21.3               12.2
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      349.5       $      396.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      349.5       $      396.1
        Amortization of cost in excess of net assets acquired in 1985..........           (.8)              (1.3)
        The Holding Company's equity in DLJ's earnings.........................        (136.8)            (156.8)
        Minority interest in DLJ...............................................         (99.5)            (109.1)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      112.4       $      128.9
                                                                                ================   =================

22)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1998, 1997 and 1996 would have been:

                                                                        1998              1997             1996
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As reported.............................................  $      708.2      $     437.2      $       10.3
          Pro forma...............................................         678.4            426.3               3.3

        The fair values of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, were estimated as of the dates of grant using the Black-Scholes option pricing model. The option pricing assumptions for 1998, 1997 and 1996 are as follows:

                                    Holding Company                      DLJ                            Alliance
                             ------------------------------ ------------------------------- ----------------------------------
                               1998      1997       1996      1998       1997      1996       1998       1997         1996
                             --------- ---------- --------- ---------- -------------------- ---------------------- -----------

        Dividend yield......  0.32%      0.48%     0.80%      0.69%      0.86%     1.54%      6.50%      8.00%       8.00%

        Expected volatility.   28%        20%       20%        40%        33%       25%        29%        26%         23%

        Risk-free interest
          rate..............  5.48%      5.99%     5.92%      5.53%      5.96%     6.07%      4.40%      5.70%       5.80%

        Expected life
          in years..........    5          5         5          5          5         5         7.2        7.2         7.4

        Weighted average
          fair value per
          option at
          grant-date........  $22.64    $12.25     $6.94     $16.27     $10.81     $4.03      $3.86      $2.18       $1.35

        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                                    Exercise                      Exercise                     Exercise
                                                    Price of                      Price of                     Price of
                                      Shares        Options         Shares        Options         Units         Options
                                  (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1996........       6.7           $20.27         18.4         $13.50            9.6          $ 8.86
          Granted................        .7           $24.94          4.2         $16.27            1.4          $12.56
          Exercised..............       (.1)          $19.91          -                             (.8)         $ 6.82
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.4)        $13.50            (.2)         $ 9.66
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         22.2         $14.03           10.0          $ 9.54
          Granted................       3.2           $41.85          6.4         $30.54            2.2          $18.28
          Exercised..............      (1.6)          $20.26          (.2)        $16.01           (1.2)         $ 8.06
          Forfeited..............       (.4)          $23.43          (.2)        $13.79            (.4)         $10.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         28.2         $17.78           10.6          $11.41
          Granted................       4.3           $66.26          1.5         $38.59            2.8          $26.28
          Exercised..............      (1.1)          $21.18         (1.4)        $14.91            (.9)         $ 8.91
          Forfeited..............       (.4)          $47.01          (.1)        $17.31            (.2)         $13.14
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1998......      10.7           $44.00         28.2         $19.04           12.3          $14.94
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1998 is as follows:

                                             Options Outstanding                          Options Exercisable
                             ----------------------------------------------------  -----------------------------------
                                                    Weighted
                                                    Average         Weighted                             Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable        Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------------------------- ----------------- ----------------  ------------------- ---------------

               Holding
               Company
        ----------------------
        $18.125    -$27.75           3.7               5.19           $20.97              3.0              $20.33
        $28.50     -$45.25           3.0               8.68           $41.79              -
        $50.63     -$66.75           2.1               9.21           $52.73              -
        $81.94     -$82.56           1.9               9.62           $82.56              -
                              -----------------                                    -------------------
        $18.125    -$82.56          10.7               7.75           $44.00              3.0              $20.33
                              ================= ================= ================  ==================== ==============

                 DLJ
        ----------------------
        $13.50    -$25.99           22.3               7.1            $14.59             21.4              $15.05
        $26.00    -$38.99            5.0               8.8            $33.94              -
        $39.00    -$52.875            .9               9.4            $44.65              -
                              -----------------                                    -------------------
        $13.50    -$52.875          28.2               7.5            $19.04             21.4              $15.05
                              ================= ================== ==============  ===================== =============

              Alliance
        ----------------------
        $ 3.03    -$ 9.69            3.1               4.5            $ 8.03              2.4              $ 7.57
        $ 9.81    -$10.69            2.0               5.3            $10.05              1.6              $10.07
        $11.13    -$13.75            2.4               7.5            $11.92              1.0              $11.77
        $18.47    -$18.78            2.0               9.0            $18.48               .4              $18.48
        $22.50    -$26.31            2.8               9.9            $26.28              -                  -
                              -----------------                                    -------------------
        $  3.03   -$26.31           12.3               7.2            $14.94              5.4              $ 9.88
                              ================= =================== =============  ===================== =============

--------------------------------------------------------------------------------
                                  Appendix I: Investment performance record  A-1
--------------------------------------------------------------------------------



Appendix I: Investment performance record


--------------------------------------------------------------------------------

The tables below show performance information for the variable investment options. The performance shown for each option equals the performance of the Portfolio corresponding to that option, reduced by the current rate of the policies' mortality and expense risk charge (.60% annual rate). You can find more information about the performance of the Portfolios in The Hudson River Trust and EQ Advisors Trust prospectuses attached at the end of this prospectus. The performance figures on which the tables are based are after deduction of all fees and expenses paid by the Trusts or any of the Portfolios.

The tables below, however, do not take into account the following additional charges that we will deduct under your policy: (1) the sales charge that we deduct from each premium payment you make; (2) the monthly cost of insurance charge; (3) the surrender charge; (4) any charge for optional rider benefits you may select or (5) the policies' monthly administrative charge (currently $20 for your policy's first 12 months and $7 per month thereafter, for issue ages 18 and older). For more information about these charges, see "Charges and expenses you will pay" beginning on page 6 of this prospectus. If we reflected these charges, the performance shown below would be reduced. We have not done so, however, because the actual impact of these charges on a particular policy varies considerably based on such factors as the insurance risk characteristics of the insured person; the face amount and other options you select for your policy; the amount and timing of your premium payments; and whether you make withdrawals, take policy loans, or surrender your policy. In order to better understand how the charges we have omitted from the below tables will affect your policy's value, you should refer to your Illustrations of Policy Benefits that your Equitable associate will provide. You can request Equitable Life or your Equitable associate to provide you with such illustrations at any time, whether before or after you purchase a policy.

In a few cases, the return information shown in the first table below includes a period of time prior to when Separate Account FP first offered a corresponding variable investment option under any form of variable life insurance policy. Therefore, the second table below provides additional performance information from the date that those investment options actually received initial funding.

--------------------------------------------------------------------------------
A-2  Appendix I: Investment performance record
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

AVERAGE ANNUAL RATE OF RETURN
AFTER DEDUCTION OF MORTALITY AND EXPENSE
RISK CHARGE FOR PERIODS ENDING
DECEMBER 31, 1998*


------------------------------------------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTION                    1 YR.        3 YRS.      5 YRS.   10 YRS.  20 YRS.     SINCE PORTFOLIO INCEPTION
                                                                                                                      (DATE**)
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Alliance Money Market ....................    4.44%       4.47%       4.28%    4.69%      --           6.19%      (7/13/81)
  Alliance Intermediate Gov't Securities ...    6.83%       5.36%       4.50%      --       --           6.18%       (4/1/91)
  Alliance Quality Bond ....................    7.76%       6.80%       5.87%      --       --           5.44%      (10/1/93)
  Alliance High Yield ......................   (5.96%)     10.41%       9.06%   10.22%      --           9.66%       (1/2/87)

------------------------------------------------------------------------------------------------------------------------------------
EQUITY OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
  T. Rowe Price Equity Income ..............    8.42%         --          --       --       --          18.04%       (5/1/97)
  EQ/Putnam Growth & Income Value ..........   12.14%         --          --       --       --          16.92%       (5/1/97)
  Alliance Growth & Income .................   19.81%      21.50%      16.81%      --       --          14.11%      (10/1/93)
  Alliance Equity Index ....................   26.98%      26.52%         --       --       --          23.26%       (3/1/94)
  Merrill Lynch Basic Value Equity .........   10.91%         --          --       --       --          16.63%       (5/1/97)
  Alliance Common Stock ....................   28.29%      26.52%      20.88%   17.63%   17.58%         15.37%      (1/13/76)
  MFS Research .............................   23.36%         --          --       --       --          23.70%       (5/1/97)
  Alliance Global ..........................   20.77%      14.92%      13.29%   13.84%      --          11.60%      (8/27/87)
  Alliance International ...................    9.63%       4.69%         --       --       --           6.55%       (4/3/95)
  T. Rowe Price International Stock ........   13.01%         --          --       --       --           6.38%       (5/1/97)
  Morgan Stanley Emerging Markets Equity ...  (27.46%)        --          --       --       --         (33.12%)     (8/20/97)
  Alliance Aggressive Stock ................   (0.56%)      9.80%      10.50%   17.87%      --          16.75%      (1/27/86)
  Warburg Pincus Small Company Value .......  (10.55%)        --          --       --       --           3.63%       (5/1/97)
  Alliance Small Cap Growth ................   (5.09%)        --          --       --       --          11.30%       (5/1/97)
  MFS Emerging Growth Companies ............   33.71%         --          --       --       --          34.05%       (5/1/97)

------------------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS
------------------------------------------------------------------------------------------------------------------------------------
  Alliance Conservative Investors ..........   12.92%       9.76%       8.47%      --       --           9.06%      (10/2/89)
  EQ/Putnam Balanced .......................   11.14%         --          --       --       --          15.25%       (5/1/97)
  Alliance Balanced ........................   17.11%      13.92%       9.87%   11.55%      --          11.77%      (1/27/86)
  Alliance Growth Investors ................   18.11%      15.15%      12.94%      --       --          15.09%      (10/2/89)
  Merrill Lynch World Strategy .............    6.18%         --          --       --       --           6.31%       (5/1/97)
------------------------------------------------------------------------------------------------------------------------------------

* No performance information is shown for MFS Growth with Income or EQ/Alliance Premier Growth, as neither had commenced operations prior to December 31, 1998.

** The inception date shown is the date that the relevant Portfolio (or its predecessor) received its initial funding.

--------------------------------------------------------------------------------
A-3  Appendix I: Investment performance record
--------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                AVERAGE ANNUAL RATES OF RETURN FOR PERIODS ENDING
                                DECEMBER 31, 1998 SINCE VARIABLE INVESTMENT OPTION
 VARIABLE INVESTMENT OPTION     INCEPTION (DATE)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
  Alliance Money Market               4.96% (1/27/86)
  Alliance Common Stock              16.85% (1/27/86)
-------------------------------------------------------------------------------------

Unlike the rate of return tables above, the following yield information does not include capital gains and losses that the Portfolios corresponding to the indicated variable investment options may have experienced.


-----------------------------------------------------------------------------------------------
                                                     ANNUALIZED YIELD FOR PERIODS
 VARIABLE INVESTMENT OPTION                          ENDING DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                  7 DAYS                             30 DAYS
-----------------------------------------------------------------------------------------------
  Alliance Money Market                           3.80%                                 --
  Alliance Intermediate Government Securities       --                                3.83%
  Alliance Quality Bond                             --                                4.27%
  Alliance High Yield                               --                               13.53%
-----------------------------------------------------------------------------------------------

The information in the tables above is not a guarantee, a prediction, or necessarily an indication of future performance.

--------------------------------------------------------------------------------
                                Appendix II: Our Data on market performance  B-1
--------------------------------------------------------------------------------


Appendix II: Our Data on market performance


--------------------------------------------------------------------------------

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:


o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or


o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 BARRON'S                                  MONEY MANAGEMENT LETTER
 MORNINGSTAR'S VARIABLE ANNUITIES/LIFE     INVESTMENT DEALERS DIGEST
 BUSINESS WEEK                             NATIONAL UNDERWRITER
 FORBES                                    PENSION & INVESTMENTS
 FORTUNE                                   USA TODAY
 INSTITUTIONAL INVESTOR                    INVESTOR'S DAILY
 MONEY                                     THE NEW YORK TIMES
 KIPLINGER'S PERSONAL FINANCE              THE WALL STREET JOURNAL
 FINANCIAL PLANNING                        THE LOS ANGELES TIMES
 INVESTMENT ADVISER                        THE CHICAGO TRIBUNE
 INVESTMENT MANAGEMENT WEEKLY
--------------------------------------------------------------------------------

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of Portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:


o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and


o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.


LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trusts. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your Incentive Life premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

--------------------------------------------------------------------------------
B-2  Appendix II: Our Data on market performance
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1998 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.


AVERAGE ANNUAL RATES OF RETURN


------------------------------------------------------------------------------------------------------------------------------
                                                LONG-TERM     LONG-TERM     INTERMEDIATE-
FOR THE FOLLOWING PERIODS         COMMON       GOVERNMENT     CORPORATE      TERM GOV'T     U.S. TREASURY         CONSUMER
ENDING DECEMBER 31, 1998          STOCKS         BONDS          BONDS          BONDS            BILLS            PRICE INDEX
------------------------------------------------------------------------------------------------------------------------------
1 Year                            28.58%        13.06%         10.76%         10.21%            4.86%              1.80%
3 Years                           28.27          9.07           8.25           6.84             5.11               2.27
5 years                           24.06          9.52           8.74           6.20             4.96               2.41
10 years                          19.19         11.66          10.85           8.74             5.29               3.14
20 years                          17.75         11.14          10.86           9.85             7.17               4.53
30 years                          12.67          9.09           9.14           8.71             6.76               5.24
40 years                          12.00          7.20           7.43           7.39             5.94               4.44
50 years                          13.56          5.89           6.20           6.21             5.07               3.92
60 years                          12.49          5.43           5.62           5.50             4.26               4.19
Since 1926                        11.21          5.29           5.78           5.32             3.78               3.15
Inflation Adjusted Since 1926      7.82          2.08           2.55           2.11             0.62               0.00
------------------------------------------------------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1999 YEARBOOK, (TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-Term Corporate Bonds -- For the period 1969-1998, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1998; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

--------------------------------------------------------------------------------
                            Appendix III: An index of key words and phrases  C-1
--------------------------------------------------------------------------------



Appendix III: An index of key words and phrases


--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.




                                            PAGE
account value                                20
Administrative office                         5
age                                          32
Allocation date                              13
alternative death benefit                    16
amount at risk                               36
anniversary                                  32
assign; assignment                           30
automatic transfer service                   21
basis                                        26
beneficiary                                  18
business day                                 31
Cash Surrender Value                         22
Code                                         25
collateral                                   22
cost of insurance charge                     36
cost of insurance rates                      36
customer loyalty credit                      37
day                                          31
death benefit guarantee                      11
default                                      10
dollar cost averaging service                21
enhanced death benefit guarantee             12
EQ Advisors Trust                            14
EQ Financial Consultants                     39
Equitable Life                                4
Equitable Access Account                     18
face amount                                  15
grace period                                 10
guaranteed interest option                   15
guarantee premium                            11
Guaranteed Interest Account                  15
Hudson River Trust                           14
Incentive Life                             cover
insured person                               15
investment funds                             14
investment option                            13
issue date                                   32
lapse                                        10
loan, loan interest                          22
modified endowment contract                  10
month, year                                  32
monthly deduction                           6,9
net cash surrender value                     24
no-lapse guarantee                           11
Option A, B                                  15
our                                           2
owner                                         2
paid up                                      25
paid up death benefit guarantee              12
partial withdrawal                           23
payment option                               18
planned periodic premium                     10
policy                                     cover
Portfolio                                  cover
premium payments                             10
prospectus                                 cover
receive                                      31
restore, restoration                         11
rider                                        17
SEC                                        cover
Separate Account FP                          34
state                                         2
subaccount                                   34
Substitution                                 14
surrender                                    24
surrender charge                              6
target premium                                7
telephone transfers                          21
transfers                                    21
Trust(s)                                     14
units                                        20
unit values                                  20
us                                            2
variable investment option                   14
we                                            2
withdrawal                                   23
you, your                                     2